UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☑

 Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐  Preliminary Proxy Statement

☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑  Definitive Proxy Statement

☐  Definitive Additional Materials

☐  Soliciting Material Pursuant to §240.14a-12

AETNA INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑  No fee required.

☐  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐ Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Quality health plans & benefits
Healthier living
Financial well-being
Intelligent solutions

aetna®

2014

Notice of Annual Meeting and Proxy Statement

31.05.901.1 (3/14)

To Fellow Shareholders:

Aetna Inc.’s 2014 Annual Meeting of Shareholders will be held on Friday, May 30, 2014, at 9:30 a.m. Mountain time at The Ritz-Carlton, Denver in Denver, CO. We hope you will attend.

This document includes the Notice of the Annual Meeting and Aetna’s 2014 Proxy Statement. The Proxy Statement provides information about Aetna and describes the business we will conduct at the meeting.

At the meeting, in addition to specific agenda items, we will discuss generally the operations of Aetna. We welcome any questions you have concerning Aetna and will provide time during the meeting for questions from shareholders.

We are pleased to take advantage of Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their shareholders on the Internet. These rules allow us to provide our shareholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of our annual meeting. As a result, beginning on or about April 18, 2014, we are mailing a notice of Internet availability to many of our shareholders instead of paper copies of our Proxy Statement and our 2013 Annual Report, Financial Report to Shareholders. The notice contains instructions on how to access those documents over the Internet. The notice also contains instructions on how shareholders can receive a paper copy of our proxy materials, including the Proxy Statement, our 2013 Annual Report, Financial Report to Shareholders and Proxy Card.

If you plan to attend the meeting, please follow the advance registration instructions on page 6 of the Proxy Statement under “How Can I Obtain an Admission Ticket For the Annual Meeting?” and on page 88 of the Proxy Statement. Aetna’s Corporate Secretary must receive your written request for an admission ticket on or before May 22, 2014. An admission ticket, which is required for admission to the meeting, will be mailed to you prior to the meeting.

Your vote is very important to us. If you are unable to attend the Annual Meeting, it is still important that your shares be represented. Please vote your shares promptly.

Thank you for being an Aetna shareholder and for the trust you have in our Company.

Mark T. Bertolini

Chairman, Chief Executive Officer and President

April 18, 2014

Aetna Inc. 151 Farmington Avenue Hartford, Connecticut 06156	Judith H. Jones Vice President and Corporate Secretary

Notice of Annual Meeting of Shareholders of Aetna Inc.

Friday, May 30, 2014

9:30 a.m. Mountain time

The Ritz-Carlton, Denver in Denver, CO

NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of Aetna Inc. will be held at The Ritz-Carlton, Denver in Denver, CO on Friday, May 30, 2014, at 9:30 a.m. Mountain time for the following purposes:

1.	To elect as Directors of Aetna Inc. the 12 nominees named in this Proxy Statement;

2.	To approve the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2014;

3.	To approve amendments to Aetna’s Articles of Incorporation and By-Laws to eliminate supermajority voting provisions;

4.	To approve an amendment to Aetna’s Articles of Incorporation to provide holders of at least 25% of the voting power of all outstanding shares the right to call a special meeting of shareholders;

5.	To approve the proposed amendment of the Amended Aetna Inc. 2010 Stock Incentive Plan to increase the number of shares authorized to be issued under the Plan;

6.	To approve the Company’s executive compensation on a non-binding advisory basis;

7.	To consider and act on three shareholder proposals, if properly presented at the meeting; and

8.	To transact any other business that may properly come before the Annual Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on March 28, 2014, as the record date for determination of the shareholders entitled to vote at the Annual Meeting or any adjournment thereof.

The Annual Meeting is open to all shareholders as of the record date, the close of business on March 28, 2014, or their authorized representatives. Parking is available at The Ritz-Carlton, Denver in Denver, CO, and public parking is also available in the vicinity. See page E-1 for directions to The Ritz-Carlton, Denver in Denver, CO.

In order to attend the Annual Meeting, you must present an admission ticket, along with government-issued photo identification (for example, a driver’s license or passport). You must request a ticket in advance by following the instructions on pages 6 and 88 of the attached Proxy Statement. Aetna’s Corporate Secretary must receive your written request for an admission ticket on or before May 22, 2014.

It is important that your shares be represented and voted at the Annual Meeting. We urge you to vote by using the Internet, by telephone or, if you received a proxy/voting instruction card, by marking, dating, signing and returning it by mail in the postage-paid envelope furnished for that purpose. If you attend the Annual Meeting, you may vote in person if you wish, even if you have voted previously.

This Notice of Annual Meeting and Proxy Statement and Aetna’s 2013 Annual Report, Financial Report to Shareholders are available on Aetna’s Internet website at www.aetna.com/proxymaterials.

The Annual Meeting will be audiocast live on the Internet at www.aetna.com/investor.

April 18, 2014

By order of the Board of Directors,

Judith H. Jones

Vice President and Corporate Secretary

Deferred Compensation Narrative	57
Potential Post-Employment Payments	57
Equity Compensation Plans	67
COMPENSATION COMMITTEE REPORT	69
REPORT OF THE AUDIT COMMITTEE	69
II. APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	70
III. APPROVAL OF AMENDMENTS TO AETNA’S ARTICLES OF INCORPORATION AND BY-LAWS TO ELIMINATE SUPERMAJORITY VOTING PROVISION	71
IV. APPROVAL OF AMENDMENTS TO AETNA’S ARTICLES OF INCORPORATION TO PROVIDE HOLDERS OF AT LEAST 25% OF THE VOTING POWER OF ALL OUTSTANDING SHARES THE RIGHT TO CALL A SPECIAL MEETING OF SHAREHOLDERS	72
V. APPROVAL OF THE AMENDMENT OF THE AMENDED AETNA INC. 2010 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AUTHORIZED TO BE ISSUED UNDER THE PLAN	74
VI. APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION ON A NON-BINDING ADVISORY BASIS	81
VII.SHAREHOLDER PROPOSALS	82
7A. SHAREHOLDER PROPOSAL ON INDEPENDENT BOARD CHAIR	82
7B. SHAREHOLDER PROPOSAL ON POLITICAL CONTRIBUTIONS - BOARD OVERSIGHT	84
7C. SHAREHOLDER PROPOSAL ON POLITICAL CONTRIBUTION DISCLOSURE	85
ADDITIONAL INFORMATION	87
ADMISSION AND TICKET REQUEST PROCEDURE	88
ANNEX A - RECONCILIATION OF CERTAIN AMOUNTS TO THE MOST DIRECTLY COMPARABLE GAAP MEASURE	A-1
ANNEX B - PROPOSED AMENDMENTS TO AETNA’S ARTICLES OF INCORPORATION	B-1
ANNEX C - PROPOSED AMENDMENTS TO AETNA’S BY-LAWS	C-1
ANNEX D - AMENDED AETNA INC. 2010 STOCK INCENTIVE PLAN AS AMENDED MAY 30, 2014	D-1
ANNEX E - DIRECTIONS TO THE RITZ-CARLTON, DENVER IN DENVER, CO	E-1

i	AETNA INC. - 2014 Proxy Statement

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 30, 2014

This Proxy Statement and the related 2013 Annual Report, Financial Report to Shareholders are available at www.aetna.com/proxymaterials.

Among other things, the “QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING” section of this Proxy Statement contains information regarding:

•	The date, time and location of the Annual Meeting;

•	A list of the matters being submitted to shareholders for vote and the recommendations of the Board of Directors of Aetna Inc., if any, regarding each of those matters; and

•	Information about attending the Annual Meeting and voting in person.

Any control/identification number that a shareholder needs to access his or her form of proxy is included with his or her proxy or voting instruction card or notice of Internet availability of proxy materials.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Why Am I Receiving This Proxy Statement?

The Board of Directors (the “Board”) of Aetna Inc. (“Aetna”) is providing these proxy materials to you in connection with the solicitation by the Board of proxies to be voted at Aetna’s Annual Meeting of Shareholders that will take place on May 30, 2014, and any adjournments or postponements of the Meeting. You are invited to attend the Annual Meeting and are requested to vote on the proposals described in this Proxy Statement. A notice of the Internet availability of proxy materials or the proxy materials and an enclosed proxy card are being mailed to shareholders beginning on or about April 18, 2014.

Why Did I Receive in the Mail a Notice of the Internet Availability of Proxy Materials?

You received in the mail either a notice of the Internet availability of proxy materials or a printed Proxy Statement and 2013 Annual Report, Financial Report to Shareholders because you owned Aetna common shares at the close of business on March 28, 2014, the RECORD DATE, and that entitles you to vote at the Annual Meeting. The Board is soliciting your proxy to vote at the Annual Meeting or at any later meeting if the Annual Meeting is adjourned or postponed for any reason. Your proxy will authorize specified people (proxies) to vote on your behalf at the Annual Meeting. By use of a proxy, you can vote whether or not you attend the meeting.

This Proxy Statement describes the matters on which Aetna would like you to vote, provides information on those matters, and provides information about Aetna that we must disclose when we solicit your proxy.

Pursuant to rules adopted by the United States Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the Internet to many shareholders. We believe that Internet delivery of our proxy materials allows us to provide our shareholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of our Annual Meeting.

AETNA INC. - 2014 Proxy Statement	1

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Accordingly, we are sending a Notice of Internet Availability of Proxy Materials, which we refer to as the “Notice”, to many of our shareholders (including beneficial owners) as of the Record Date. Our shareholders who receive the Notice will have the ability to access the proxy materials on a website referred to in the Notice or request to receive a printed set of the proxy materials. The Notice contains instructions on how to access the proxy materials over the Internet or to request a printed copy. In addition, shareholders may request to receive proxy materials in printed form by mail or electronically by e-mail on an ongoing basis by calling Broadridge Financial Solutions, Inc. (“Broadridge”) at 1-800-579-1639. Please note that you may not vote using the Notice. The Notice identifies the items to be voted on at the Annual Meeting and describes how to vote, but you cannot vote by marking the Notice and returning it.

Are the Proxy Materials Available Online?

Yes. As described in more detail in response to the prior question, most shareholders will receive the Proxy Statement online. If you received a paper copy, you can also view these documents on the Internet by accessing our website at www.aetna.com/proxymaterials.

What Information Is Contained in These Materials?

This Proxy Statement provides you with information about Aetna’s governance structure, our Director nominating process, the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our Directors and our named executive officers, and certain other required information.

What Proposals Will Be Voted on at the Annual Meeting?

There are nine items scheduled to be voted on at the Annual Meeting:

•	Election of the 12 nominees named in this Proxy Statement as Directors of Aetna for the coming year.

•	Approval of the appointment of KPMG LLP as the independent registered public accounting firm of Aetna and its subsidiaries (collectively, the “Company”) for the year 2014.

•	Approval of amendments to Aetna’s Articles of Incorporation and By-Laws to eliminate supermajority voting provisions.

•	Approval of an amendment to Aetna’s Articles of Incorporation to provide holders of at least 25% of the voting power of all outstanding shares the right to call a special meeting of shareholders.

•	Approval of the proposed amendment of the Amended Aetna Inc. 2010 Stock Incentive Plan to increase the number of shares authorized to be issued under the Plan.
•	Approval of the Company’s executive compensation on a non-binding advisory basis.

•

Consideration of a shareholder proposal relating to adopting a policy that the Chairman of the Board be an independent director who has not previously served as an employee of the Company, if properly presented at the Annual Meeting.

•

Consideration of a shareholder proposal relating to amending Aetna’s political contributions policy to include certain provisions regarding Board oversight, if properly presented at the Annual Meeting.

•	Consideration of a shareholder proposal relating to amending Aetna’s political contributions policy to include certain provisions regarding disclosure, if properly presented at the Annual Meeting.

What Are Aetna’s Voting Recommendations?

The Board recommends that you vote your shares as follows:

•	FOR each of Aetna’s nominees to the Board;

•	FOR the approval of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year 2014;

•	FOR the approval of amendments to Aetna’s Articles of Incorporation and By-Laws to eliminate supermajority voting provisions;
•

FOR the approval of an amendment to Aetna’s Articles of Incorporation to provide holders of at least 25% of the voting power of all outstanding shares the right to call a special meeting of shareholders;

•	FOR the approval of the proposed amendment of the Amended Aetna Inc. 2010 Stock Incentive Plan;

•	FOR the approval of the Company’s executive compensation on a non-binding advisory basis; and

•	AGAINST each of the three shareholder proposals.

2	AETNA INC. - 2014 Proxy Statement

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Which of My Shares Can I Vote?

You may vote all Aetna common shares, par value $.01 per share (“Common Stock”) that you owned as of the close of business on March 28, 2014, the RECORD DATE. These shares include those (1) held directly in your name as the

SHAREHOLDER OF RECORD, including shares purchased through Aetna’s Computershare Investment Plan, and (2) held for you as the BENEFICIAL OWNER through a stockbroker, bank or other holder of record.

What Is the Difference Between Holding Shares as a Shareholder of Record and as a Beneficial Owner?

Many Aetna shareholders hold their shares through a stockbroker, bank or other holder of record rather than directly in their own names. As summarized below, there are some distinctions between shares held of record and those owned beneficially:

•

SHAREHOLDER OF RECORD — If your shares are registered directly in your name with Aetna’s transfer agent, Computershare Trust Company, N.A. (the “Transfer Agent”), you are considered the shareholder of record with respect to those shares, and Aetna is sending these proxy materials or the Notice directly to you. As the shareholder of record, you have the right to grant your voting proxy to the persons appointed by Aetna, to vote in person at the Annual Meeting or to grant your voting proxy to your representative. Aetna has enclosed a proxy card for you to use. Any shares held for you under the Computershare Investment Plan are included on the enclosed proxy card.

•

BENEFICIAL OWNER — If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the beneficial owner of shares held in “street name,” and these proxy materials or the Notice are being forwarded to you by your broker or other nominee who is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or other nominee on how to vote your shares, and you also are invited to attend the Annual Meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the Annual Meeting unless you bring with you to the Annual Meeting a proxy, executed in your favor, from the shareholder of record. Your broker or other nominee also is obligated to provide you with a voting instruction card for you to use to direct them as to how to vote your shares.

How Can I Vote My Shares Before the Annual Meeting?

Whether you hold shares directly as the shareholder of record or beneficially in street name, you may vote before the Annual Meeting by granting a proxy to each of Barbara Hackman Franklin, Ellen M. Hancock and Edward J. Ludwig or, for shares you beneficially own, by submitting voting instructions to your broker or other nominee. Shareholders have a choice of voting by using the Internet, by calling a toll-free telephone number within the United States or Puerto Rico, or by completing a proxy or voting instruction card and mailing it in the postage-paid envelope provided. Please refer to the summary instructions below and carefully follow the instructions included on your Notice, your proxy card or, for shares you beneficially own, the voting instruction card provided by your broker or other nominee. Please note that you may not vote using the Notice. The Notice identifies the items to be voted on at the Annual Meeting and describes how to vote, but you cannot vote by marking the Notice and returning it.

VIA THE INTERNET* Go to www.proxyvote.com and follow the instructions

BY MAIL**

Mark, sign, date and return your proxy card, or, for shares held in street name, the voting instruction card provided by your broker or other nominee and mail it back to your broker or other nominee in accordance with their instructions

BY TELEPHONE* Call toll-free on a touchtone telephone 1-800-690-6903 inside the United States or Puerto Rico and follow the instructions	IN PERSON Attend the Annual Meeting in Denver, CO

*You will need to have your proxy card (or the Notice or the e-mail message you receive with instructions on how to vote) in hand when you access the website or call.

AETNA INC. - 2014 Proxy Statement	3

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

The Internet and telephone voting procedures are designed to authenticate shareholders and to allow shareholders to confirm that their instructions have been properly recorded. In order to provide shareholders of record with additional time to vote their shares while still permitting an orderly tabulation of votes, Internet and telephone voting for these shareholders will be available until 11:59 p.m. Eastern time on May 29, 2014.

**If you provide specific voting instructions, your shares will be voted as you instruct. If you sign and date your proxy or voting instruction card but do not provide instructions, your shares will be voted as described under “What If I Return My Proxy Card or Voting Instruction Card But Do Not Provide Voting Instructions?” on page 5.

How Can I Vote the Shares I Hold Through the 401(k) Plans?

We maintain three 401(k) plans for our employees. Participants in the Aetna 401(k) Plan, the Aetna Affiliate 401(k) Plan and Coventry Health Care, Inc. Retirement Savings Plan (collectively, the “401(k) Plans”) who receive this Proxy Statement in their capacity as participants in one or more of the 401(k) Plans will receive voting instruction cards instead of proxy cards. The voting instruction card directs the trustee of the applicable 401(k) Plan to vote the shares shown on the card as indicated on the card. Shares held through the 401(k) Plans may be voted by using the Internet, by calling a toll-free telephone number or by marking, signing and dating the voting instruction card and mailing it to the trustee of the applicable 401(k) Plan in accordance with the trustee’s instructions. Internet and telephone voting of shares held through the 401(k) Plans will be available until 11:59 p.m. Eastern time on May 27, 2014. Shares held through the 401(k) Plans for which no instructions are received will be voted by the trustee of the applicable 401(k) Plan in the same percentage as the shares held through that 401(k) Plan for which the trustee receives voting instructions.

How Can I Vote the Shares I Acquired Through an Aetna Employee Stock Purchase Plan?

You hold the Common Stock you acquired through any of Aetna’s employee stock purchase plans as the beneficial owner of shares held in street name. You can vote these shares as described beginning on page 3 under “How Can I Vote My Shares Before the Annual Meeting?”

Can I Change My Vote?

Yes. For shares you hold directly in your name, you may change your vote by (1) signing another proxy card with a later date and delivering it to us before the date of the Annual Meeting, (2) submitting revised votes over the Internet or by telephone before 11:59 p.m. Eastern time on May 29, 2014, or (3) attending the Annual Meeting in person and voting your shares at the Annual Meeting. The last-dated proxy card or Internet or telephone vote will be the only one that counts. Attendance at the Annual Meeting will not cause your previously granted proxy or Internet or telephone vote to be revoked unless you specifically so request. You may revoke your proxy by providing written notice to Aetna’s Corporate Secretary at 151 Farmington Avenue, RW61, Hartford, CT 06156. For shares you hold beneficially, you may change your vote by submitting new voting instructions to your broker or other nominee in accordance with the instructions you receive from your broker or other nominee and in a manner that allows your broker or other nominee sufficient time to process your new instructions and vote your shares.

Can I Vote at the Annual Meeting?

You may vote your shares at the Annual Meeting if you attend in person. You may vote the shares you hold directly in your name by completing a ballot at the Annual Meeting. You may only vote the shares you hold in street name at the

Annual Meeting if you bring with you to the Annual Meeting a proxy, executed in your favor, from the shareholder of record. You may not vote shares you hold through any of the 401(k) Plans at the Annual Meeting.

How Can I Vote on Each Proposal?

In the election of Directors, you may vote FOR or AGAINST or ABSTAIN with respect to each of the Director nominees.

In uncontested elections, Aetna’s Corporate Governance Guidelines require any incumbent Director nominee who

4	AETNA INC. - 2014 Proxy Statement

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

receives more “AGAINST” votes than “FOR” votes to promptly submit his or her resignation for consideration by the Nominating and Corporate Governance Committee (the “Nominating Committee”) and the Board. Please see “Director Elections — Majority Voting Standard” on page

10. For all other proposals, you may vote FOR or AGAINST or ABSTAIN. For a discussion of the votes needed to approve each proposal, see “What Is the Voting Requirement to Approve Each of the Proposals, and How Will Votes Be Counted?” beginning on page 6.

What If I Return My Proxy Card or Voting Instruction Card But Do Not Provide Voting Instructions?

If you sign and date your proxy card with no further instructions, your shares will be voted:

•	FOR the election as Directors of each of the nominees named on pages 20 through 26 of this Proxy Statement;

•	FOR the approval of the appointment KPMG LLP as the Company’s independent registered public accounting firm for the year 2014;

•	FOR the approval of amendments to Aetna’s Articles of Incorporation and By-Laws to eliminate supermajority voting provisions;

•

FOR the approval of an amendment to Aetna’s Articles of Incorporation to provide holders of at least 25% of the voting power of all outstanding shares the right to call a special meeting of shareholders;

•	FOR the approval of the proposed amendment of the Amended Aetna Inc. 2010 Stock Incentive Plan;

•	FOR the approval of the Company’s executive compensation on a non-binding advisory basis; and

•	AGAINST each of the three shareholder proposals.

If you sign and date your broker voting instruction card with no further instructions, your shares will be voted as described on your broker voting instruction card.

If you sign and date your 401(k) Plan voting instruction card with no further instructions, all shares you hold through the applicable 401(k) Plan will be voted by the trustee of that 401(k) Plan in the same percentage as the shares held through that 401(k) Plan for which the trustee receives voting instructions.

What If I Don’t Return My Proxy Card or Voting Instruction Card and Don’t Vote By Internet or Phone?

If you do not return your proxy card and do not vote by Internet or phone, shares that you hold directly in your name (i.e., shares for which you are the shareholder of record) will not be voted at the Annual Meeting. If you do not return your voting instruction card and do not vote by Internet or phone, shares that you beneficially own that are held in the name of a brokerage firm or other nominee may be voted in certain circumstances even if you do not provide the brokerage firm with voting instructions. Under New York Stock Exchange (“NYSE”) rules, brokerage firms have the authority to vote shares for which their customers do not provide voting instructions on certain routine matters. The approval of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year 2014 is considered a routine matter for which brokerage firms may vote uninstructed shares. The election of Directors; the approval of each of the proposed amendments to Aetna’s Articles of Incorporation and By-Laws; the approval of the proposed amendment of the Amended Aetna Inc. 2010 Stock Incentive Plan to increase the number of shares authorized to be issued under the Plan; the approval of the Company’s executive compensation on a non-binding advisory basis; and each of the shareholder proposals to be voted on at the Annual Meeting are not considered routine under the applicable rules, and therefore brokerage firms may not vote uninstructed shares on any of those proposals. Any uninstructed shares you hold through any of the 401(k) Plans will be voted by the trustee of the applicable 401(k) Plan in the same percentage as the shares held through that 401(k) Plan for which the trustee receives voting instructions.

What Does It Mean If I Receive More Than One Set of Proxy Materials?

It means your shares are registered differently or are in more than one account. Please provide voting instructions for all of the Notices and proxy and voting instruction cards you receive.

What Should I Do If I Want to Attend the Annual Meeting?

The Annual Meeting will be held at The Ritz-Carlton, Denver in Denver, CO. Directions to The Ritz-Carlton are on page E-1. The Annual Meeting is open to all shareholders as of the RECORD DATE (the close of business on March 28, 2014) or their authorized representatives. Anyone who attends the Annual Meeting must have an admission ticket. Follow the instructions below under “How Can I Obtain an Admission Ticket for the Annual Meeting?” to obtain an admission ticket.

AETNA INC. - 2014 Proxy Statement	5

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

How Can I Obtain an Admission Ticket For the Annual Meeting?

In accordance with Aetna’s security procedures, anyone wishing to attend the Annual Meeting must have an admission ticket issued in his or her name. Admission is limited to:

•	Shareholders at the close of business on March 28, 2014;

•	An authorized proxy holder of a shareholder of record at the close of business on March 28, 2014; or

•	An authorized representative of a shareholder of record who has been designated to present a shareholder proposal.

You must provide evidence of your ownership of shares with your ticket request and follow the requirements for obtaining an admission ticket specified in the “ADMISSION AND TICKET REQUEST PROCEDURE” on page 88. Aetna’s Corporate Secretary must receive your request for an admission ticket on or before May 22, 2014.

No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the Annual Meeting. Please note that, for security reasons, all bags may be searched, and all persons who attend the Annual Meeting may be required to pass through a metal detector. We will be unable to admit anyone to the Annual Meeting who does not comply with these security procedures. No one will be admitted to the Annual Meeting once the meeting has commenced.

Can I Listen to the Annual Meeting If I Don’t Attend in Person?

Yes. You can listen to the live audio webcast of the Annual Meeting by going to Aetna’s Internet website at www.aetna.com/investor and then clicking on the link to the webcast.

Where Can I Find the Voting Results of the Annual Meeting?

We will publish the voting results of the Annual Meeting in a Current Report on Form 8-K within four business days after the Annual Meeting, and you will be able to find this report on Aetna’s Internet website at www.aetna.com/investor.

What Class of Shares Is Entitled to Be Voted?

Each share of Common Stock outstanding as of the RECORD DATE (the close of business on March 28, 2014) is entitled to one vote at the Annual Meeting. At the close of business on March 28, 2014, 357,400,846 shares of Common Stock were outstanding.

How Many Shares Must Be Present to Hold the Annual Meeting?

A majority of the shares of Common Stock outstanding as of the RECORD DATE (the close of business on March 28, 2014) must be present in person or by proxy for us to hold the Annual Meeting and transact business. This is referred to as a quorum. Shares subject to broker nonvotes are counted as present for the purpose of determining the presence of a quorum if the broker votes the shares on a routine matter, such as the appointment of the Company’s independent registered public accounting firm. Generally, broker nonvotes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because the proposal is not a routine matter, and the broker has not received voting instructions from the beneficial owner of the shares. If you abstain from voting on one or more proposals, your shares will be counted as present for purposes of determining the presence of a quorum even if you abstain on all proposals.

What Is the Voting Requirement to Approve Each of the Proposals, and How Will Votes Be Counted?

Under Pennsylvania corporation law and Aetna’s Articles of Incorporation and By-Laws, the approval of any corporate action taken at the Annual Meeting is based on votes cast. For the proposals that will be considered at the Annual Meeting, other than the proposal to eliminate supermajority voting provisions in Aetna’s Articles of Incorporation and By-

Laws (the “Majority Vote Proposal”), the proposal to provide holders of at least 25% of the voting power of all outstanding shares the right to call a special meeting (the “Special Meeting Proposal”), and the proposed amendment of the Amended Aetna Inc. 2010 Stock Incentive Plan to increase the number of shares authorized to be issued

6	AETNA INC. - 2014 Proxy Statement

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

under the Plan (the “Plan Proposal”), shareholder approval occurs if the votes cast in favor of the proposal exceed the votes cast against the proposal. “Votes cast” on these proposals means votes “for” or “against” a particular proposal, whether by proxy or in person. Abstentions and broker nonvotes are not considered “votes cast” on these proposals and therefore have no effect on the outcome. In uncontested elections, Directors are elected by a majority of votes cast. As described in more detail on page 10 under “Director Elections — Majority Voting Standard,” in uncontested elections, Aetna’s Corporate Governance Guidelines require any incumbent Director nominee who receives more “against” votes than “for” votes to promptly submit his or her resignation for consideration by the Nominating Committee and the Board.

The vote necessary to approve each of the Majority Vote Proposal and the Special Meeting Proposal is the affirmative vote of at least two-thirds of the votes of that all voting shareholders voting as a single class are entitled to cast thereon.

The vote necessary to approve the Plan Proposal, including the impact of abstentions and broker nonvotes, is subject to additional NYSE rules. For the Plan Proposal, under NYSE rules, shareholder approval occurs if a majority of votes cast are “for” the Plan Proposal. Under NYSE rules, “votes cast” on the Plan Proposal consist of votes “for” or “against” the Plan Proposal as well as abstentions. As a result, abstentions have the effect of a vote “against” the Plan Proposal. Broker nonvotes are not considered “votes cast” and therefore have no effect on the number of votes cast on the Plan Proposal.

If you are a beneficial owner and do not provide the shareholder of record with voting instructions, your shares may constitute broker nonvotes, as described under “How Many Shares Must Be Present to Hold the Annual Meeting?” on page 6.

Who Will Bear the Cost of Soliciting Votes For the Annual Meeting?

Aetna will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and the Notice, except that you will pay for Internet access if you choose to access these proxy materials over the Internet. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our Directors, officers and employees, none of whom will receive any additional compensation for such solicitation activities. We also have hired Georgeson Inc. to assist us in the solicitation of votes for a fee of $22,000 plus reasonable out-of-pocket expenses for these services, which vary from year to year. We also will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to beneficial owners of Common Stock and obtaining their voting instructions.

Does Aetna Allow Shareholders to Choose to View Annual Reports to Shareholders and Proxy Statements Via the Internet?

Yes. Aetna allows shareholders of record to choose to view future annual reports to shareholders and proxy statements via the Internet instead of receiving paper copies of these documents in the mail. The 2014 Aetna Inc. Notice of Annual Meeting and Proxy Statement and 2013 Aetna Annual Report, Financial Report to Shareholders are available on Aetna’s Internet website at www.aetna.com/proxymaterials. Under Pennsylvania law, Aetna may provide shareholders who give Aetna their e-mail addresses with electronic notice of its shareholder meetings as described below.

If you are a shareholder of record, you can choose to view annual reports to shareholders and proxy statements via the Internet and save Aetna the cost of producing and mailing these documents in the future by following the instructions under “How Do I Elect to View Annual Reports to Shareholders and Proxy Statements Via the Internet?” on page 8. If you hold your shares through a stockbroker, bank or other holder of record, check the information provided by that entity for instructions on how to elect to view future notices of shareholder meetings, proxy statements and annual reports via the Internet.

If you are a shareholder of record and choose to receive future notices of shareholder meetings by e-mail and view future annual reports and proxy statements over the Internet, you must supply an e-mail address, and you will receive your notice of the meeting by e-mail when those materials are posted. The notice you receive will include instructions and contain the Internet address for those materials.

Many shareholders who hold their shares through a stockbroker, bank or other holder of record and elect electronic access will receive an e-mail containing the Internet address to access Aetna’s notices of shareholder meetings, proxy statements and annual reports when those materials are posted.

AETNA INC. - 2014 Proxy Statement	7

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

How Do I Elect to View Annual Reports to Shareholders and Proxy Statements Via the Internet?

If you are a shareholder of record and are interested in receiving future notices of shareholder meetings by e-mail and viewing future annual reports and proxy statements via the Internet instead of receiving paper copies of these documents, you may elect this option when voting by using the Internet at www.proxyvote.com and following the instructions. You will need to have your proxy card (or the Notice or the e-mail message you receive with instructions on how to vote) in hand when you access the website.

What If I Get More Than One Copy of Aetna’s Annual Report?

The 2013 Aetna Annual Report, Financial Report to Shareholders is being mailed to shareholders in advance of, or together with, this Proxy Statement. If you hold Aetna shares in your own name and received more than one copy of the 2013 Aetna Annual Report, Financial Report to Shareholders at your address and wish to reduce the number of reports you receive and save Aetna the cost of producing and mailing these reports, you should contact Aetna’s Transfer Agent at 1-800-446-2617 to discontinue the mailing of reports on the accounts you select. At least one account at your address must continue to receive an annual report, unless you elect to view future annual reports over the Internet. The mailing of dividend checks, dividend reinvestment statements, proxy materials and special notices will not be affected by your election to discontinue duplicate mailings of annual reports. Registered shareholders may resume the mailing of an annual report to an account by calling Aetna’s Transfer Agent at 1-800-446-2617. If you own shares through a stockbroker, bank or other holder of record and received more than one 2013 Aetna Annual Report, Financial Report to Shareholders, please contact the holder of record to eliminate duplicate mailings.

“Householding” occurs when a single copy of our annual report and proxy statement is sent to any household at which two or more shareholders reside if they appear to be members of the same family. Although we do not “household” for registered shareholders, a number of brokerage firms have instituted householding for shares held in street name. This procedure reduces our printing and mailing costs and fees. Shareholders who participate in householding will continue to receive separate proxy cards, and householding will not affect the mailing of account statements or special notices in any way.

What If a Director Nominee Is Unwilling or Unable to Serve?

If for any reason one or more of Aetna’s nominees is not available to be a candidate for Director, the persons named as proxy holders on your proxy card may vote your shares for such other candidate or candidates as may be nominated by the Board, or the Board may reduce the number of Directors to be elected.

What Happens If Additional Proposals Are Presented at the Meeting?

Other than the election of Directors and the other proposals described in this Proxy Statement, Aetna has not received proper notice of, and is not aware of, any matters to be presented for a vote at the Annual Meeting. If you grant a proxy using your proxy card, the persons named as proxies on your proxy card, or any of them, will have discretion to, and intend to, vote your shares according to their best judgment on any additional proposals or other matters properly presented for a vote at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place.

Can I Propose Actions for Consideration at Next Year’s Annual Meeting of Shareholders or Nominate Individuals to Serve as Directors?

Yes. You can submit proposals for consideration at future annual meetings, including Director nominations.

•

SHAREHOLDER PROPOSALS: In order for a shareholder proposal to be considered for inclusion in Aetna’s proxy statement for the 2015 Annual Meeting, the written proposal must be RECEIVED by Aetna’s Corporate Secretary no later than the close of business Eastern time on December 19, 2014. Such proposals must be sent to: Corporate Secretary, Aetna Inc., 151 Farmington Avenue, RW61, Hartford, CT 06156. Such proposals also will need to comply with the SEC’s rules and regulations, namely Rule 14a-8 under the Securities Exchange Act of 1934, as amended, regarding the inclusion of shareholder proposals in Aetna-sponsored proxy materials.

8	AETNA INC. - 2014 Proxy Statement

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

In order for a shareholder proposal to be raised from the floor during the 2015 Annual Meeting instead of being submitted for inclusion in Aetna’s proxy statement, the shareholder’s written notice must be RECEIVED by Aetna’s Corporate Secretary at least 90 calendar days before the date of the 2015 Annual Meeting and must contain the information required by Aetna’s By-Laws. Please note that the 90-day advance notice requirement relates only to matters a shareholder wishes to bring before the 2015 Annual Meeting from the floor. It does not apply to proposals a shareholder wishes to have included in Aetna’s proxy statement; that procedure is explained in the immediately preceding paragraph.

•

NOMINATION OF DIRECTOR CANDIDATES: You may propose Director candidates for consideration by the Nominating Committee. In addition, Aetna’s By-Laws permit shareholders to nominate Directors for consideration at a meeting of shareholders at which one or more Directors are to be elected. In order to nominate a Director candidate at the 2015 Annual Meeting, the shareholder’s written notice must be RECEIVED by Aetna’s Corporate Secretary at least 90 calendar days before the date of the 2015 Annual Meeting and must contain the information required by Aetna’s By-Laws. (Please see “Consideration of Director Nominees-Director Qualifications” on page 19 for a description of qualifications that the Board believes are required for Board nominees.)

•

COPY OF BY-LAW PROVISIONS: You may contact the Corporate Secretary at Aetna’s headquarters, 151 Farmington Avenue, RW61, Hartford, CT 06156, for a copy of the relevant provisions of Aetna’s By-Laws regarding the requirements for making shareholder proposals and nominating Director candidates. You also can visit Aetna’s website at www.aetna.com/governance to review and download a copy of Aetna’s By-Laws.

Can Shareholders Ask Questions at the Annual Meeting?

Yes. You can ask questions regarding each of the items to be voted on when those items are discussed at the Annual Meeting. Shareholders also will have an opportunity to ask questions of general interest at the end of the Annual Meeting.

Who Counts the Votes Cast at the Annual Meeting?

Votes are counted by employees of Broadridge Financial Solutions, Inc. and certified by the judge of election for the Annual Meeting who is an employee of Governance Consulting Services, LLC, an independent consultant of Broadridge Financial Solutions, Inc. The judge will determine the number of shares outstanding and the voting power of each share, determine the shares represented at the Annual Meeting, determine the existence of a quorum, determine the validity of proxies and ballots, count all votes and determine the results of the actions taken at the Annual Meeting.

Is My Vote Confidential?

Yes. The vote of each shareholder is held in confidence from Aetna’s Directors, officers and employees except (a) as necessary to meet applicable legal requirements (including stock exchange listing requirements) and to assert or defend claims for or against Aetna and/or one or more of its consolidated subsidiaries, (b) as necessary to assist in resolving any dispute about the authenticity or accuracy of a proxy card, consent, ballot, authorization or vote, (c) if there is a contested proxy solicitation, (d) if a shareholder makes a written comment on a proxy card or other means of voting or otherwise communicates to management, or (e) as necessary to obtain a quorum.

AETNA INC. - 2014 Proxy Statement	9

GOVERNANCE OF THE COMPANY

At Aetna, we believe sound corporate governance principles are good for our business, our industry, the competitive marketplace and all of those who place their trust in us. We have embraced the principles behind the Sarbanes-Oxley Act of 2002, as well as the governance rules for companies listed on the NYSE. These principles are reflected in the structure and composition of our Board and in the charters of our Board Committees, and are reinforced through Aetna’s Code of Conduct, which applies to every Aetna employee and every member of the Board.

Aetna’s Corporate Governance Guidelines

Aetna’s Corporate Governance Guidelines (the “Guidelines”) provide the framework for the governance of Aetna. The governance rules for companies listed on the NYSE and those contained in the Sarbanes-Oxley Act of 2002 are reflected in the Guidelines. The Guidelines address the role of the Board (including advising on key strategic, financial and business objectives); the composition of the Board and selection of Directors; the functioning of the Board (including its annual self-evaluation); the Committees of the Board; the compensation of Directors; and the conduct and ethics standards for Directors, including a prohibition against any nonmanagement Director having a direct or indirect material

relationship with the Company except as authorized by the Board or the Nominating Committee, and a prohibition against Company loans to, or guarantees of obligations of, Directors and their family members. The Guidelines are available at www.aetna.com/governance.

The Board reviews the Company’s corporate governance practices annually. These reviews include a comparison of our current practices to those suggested by various groups or authorities active in corporate governance and to those of other public companies.

Aetna’s Board of Directors

Aetna’s business and affairs are managed under the direction of the Board. Under Aetna’s By-Laws, the size of the Board may range from 3 to 21 members, with any change to the size of the Board to be designated from time to time by the Board. The Board currently consists of 12 individuals. The Board appoints Aetna’s officers, who serve at the discretion of the Board.

Under Aetna’s Articles of Incorporation, at each annual meeting of shareholders, all of the Directors are elected to hold office for a term of one year and until their successors are elected and qualified.

Director Elections — Majority Voting Standard

Aetna’s Articles of Incorporation provide for majority voting in uncontested elections of Directors. Under the Articles of Incorporation, a Director nominee will be elected if the number of votes cast “for” the nominee exceeds the number of votes cast “against” the nominee. An abstention will not have any effect on the outcome of the election. In contested elections, those in which there are more candidates for election than the number of Directors to be elected and one or more candidates have been properly proposed by shareholders, the voting standard will be a plurality of votes cast. Under Pennsylvania law, if an incumbent Director nominee does not receive a majority of the votes cast in an uncontested election, the incumbent Director will continue to serve on the Board until his or her successor is elected and qualified. To address this situation, the Guidelines require any incumbent nominee for Director in an uncontested election who receives more “against” votes than “for” votes to promptly submit his or her resignation for consideration by the Nominating Committee. The Nominating Committee is then required to recommend to the Board the action to be taken with respect to the resignation, and the Board is required to act on the resignation, in each case within a reasonable period of time. Aetna will disclose promptly to the public each such resignation and decision by the Board. New nominees not already serving on the Board who fail to receive a majority of votes cast in an uncontested election will not be elected to the Board in the first instance.

10	AETNA INC. - 2014 Proxy Statement

GOVERNANCE OF THE COMPANY

Director Retirement Age

The Nominating Committee regularly assesses the appropriate size and composition of the Board and, among other matters, whether any vacancies on the Board are expected due to retirement or otherwise. The current

Director retirement age is 76. Each year, the Nominating Committee considers the characteristics and performance of each individual Director candidate as part of its nomination process, regardless of the candidate’s age.

Executive Sessions

Aetna’s nonmanagement Directors meet in regularly scheduled executive sessions without management present at every regular Aetna Board meeting. During 2013, the nonmanagement Directors, each of whom is independent other than Dr. Coye, met eight times to discuss certain Board policies, processes and practices, the performance and proposed performance-based compensation of the

Chairman, Chief Executive Officer and President, management succession and other matters relating to the Company and the functioning of the Board. In addition, Aetna’s independent Directors met once in executive session during 2013 without management present. Dr. Coye was an independent Director until September 2010, when she joined UCLA Health System.

Board Leadership Structure and the Lead Director

The Board, assisted by the Nominating Committee, regularly reviews the leadership structure of the Company, including whether the position of Chairman should be held by an independent Director. The Board believes that the decision to combine or separate the positions of Chairman and Chief Executive Officer is highly dependent on the strengths and personalities of the personnel involved and must take into account current business conditions and the environment in which the Company operates. The Board also strongly believes Mr. Bertolini, who continues to serve as Chief Executive Officer and President, is a successful leader of the Board and an effective bridge between the Directors and Company management. While the Board has decided to keep the roles of Chairman and Chief Executive Officer combined at this time, the Board also has taken steps to ensure that it effectively carries out its responsibility for independent oversight of management. These steps include the appointment of a Lead Director (with comprehensive and clearly delineated duties); the scheduling at every regular Board meeting of an executive session of the nonmanagement Directors (without Mr. Bertolini or other management attendees present); and assuring that substantially all of the nonmanagement Directors are independent. In addition, each Board Committee meets regularly in executive session without management attendees.

The duties of the Lead Director include the following:

•     presiding at all meetings of the Board at which the Chairman is not present, including executive sessions of the nonmanagement directors;

•     approving meeting agendas and schedules to assure there is sufficient time for discussion of all agenda items;

•     approving information sent to the Board;

•     calling special meetings of the Board (including meetings of the nonmanagement or independent Directors); and

•     making himself or herself available as appropriate for consultation and direct communication upon the reasonable request of a major shareholder.

Edward J. Ludwig, an independent Director, has served as the Lead Director since February 24, 2012. The Lead Director is elected annually. In 2012 and 2013, the Lead

Director received an annual cash retainer of $15,000. Beginning in 2014, the retainer was increased to $25,000.

AETNA INC. - 2014 Proxy Statement	11

GOVERNANCE OF THE COMPANY

Communications with the Board

To contact Aetna’s Chairman or its Lead Director or to send a communication to the entire Board you may contact:

Mark T. Bertolini Chairman, Chief Executive Officer and President Aetna Inc. 151 Farmington Avenue Hartford, CT 06156	or	Edward J. Ludwig Lead Director P.O. Box 370205 West Hartford, CT 06137-0205

Communications sent to Aetna’s Chairman will be delivered directly to him. All communications to the Lead Director or addressed to the nonmanagement Directors will be kept confidential and forwarded directly to the Lead Director.

Items that are unrelated to a Director’s duties and responsibilities as a Board member, such as junk mail, may be excluded by the Corporate Secretary.

Director Independence

The Board has established guidelines (“Director Independence Standards”) to assist it in determining Director independence. In accordance with the Director Independence Standards, the Board must determine that each independent Director has no material relationship with the Company other than as a Director and/or a shareholder of the Company. Consistent with the NYSE listing standards, the Director Independence Standards specify the criteria by which the independence of our Directors will be determined, including guidelines for Directors and their immediate family members with respect to past employment or affiliation with the Company or its external auditor. The Director Independence Standards are available at www.aetna.com/governance.

Pursuant to the Director Independence Standards, the Board undertook its annual review of Director independence in February 2014. The purpose of this review was to determine whether any nonmanagement Director’s relationships or transactions are inconsistent with a determination that the Director is independent. During this review, the Board considered transactions and relationships between each Director or any member of his or her immediate family (or any entity of which a Director or an immediate family member is a partner, major shareholder or officer) and the Company. The Board also considered whether there were any transactions or relationships between Directors or any member of their immediate family with members of the Company’s senior management or their affiliates.

As a result of this review, the Board affirmatively determined in its business judgment that each of Fernando Aguirre, Frank M. Clark, Betsy Z. Cohen, Roger N. Farah, Barbara Hackman Franklin, Jeffrey E. Garten, Ellen M. Hancock, Richard J. Harrington, Edward J. Ludwig and Joseph P.

Newhouse, each of whom also is standing for election at the Annual Meeting, is independent as defined in the NYSE listing standards and under Aetna’s Director Independence Standards and that any relationship with the Company (either directly or as a partner, major shareholder or officer of any organization that has a relationship with the Company) is not material under the independence thresholds contained in the NYSE listing standards and under Aetna’s Director Independence Standards. The Board has determined that Molly J. Coye, M.D., is not independent under the NYSE listing standards and under Aetna’s Director Independence Standards due to the Company’s business relationship with her employer. Dr. Coye is not involved in that relationship.

In determining that each of the nonmanagement Directors other than Dr. Coye is independent, the Board considered that the Company in the ordinary course of business sells products and services to, and/or purchases products and services from, companies and other entities at which some of our Directors or their immediate family members are or have been officers and/or significant equity holders or have certain other relationships. Specifically, the Board considered the existence of and approved the transactions listed in the tables on page 13, all of which were made in the ordinary course of business, on terms and conditions substantially similar to those with unrelated third parties, and which the Board believes were in, or not inconsistent with, the best interests of the Company. The aggregate amounts paid to or received from these companies or other entities in each of the last three years did not approach the threshold in the Director Independence Standards (i.e., the greater of $1 million or 2% of the other company’s consolidated gross revenues) for 2013, except in the case of Dr. Coye. The tables on page 13 set forth such aggregate amounts for 2013.

12	AETNA INC. - 2014 Proxy Statement

GOVERNANCE OF THE COMPANY

2013 SALES AND OTHER AMOUNTS RECEIVED BY THE COMPANY

Director	Organization	Type of Organization	Relationship to Organization	Type of Transaction, Relationship or Agreement(a)	2013 Amount(b)
Roger N. Farah	Ralph Lauren Corporation	Lifestyle Products	Executive Officer	Health Care Benefits (Dental)	<1% <$500,000
Jeffrey E. Garten	Yale University	Educational Institution	Employee	Health Care Benefits (Medical/Life)	≈0.09% >$1,000,000
(a)	All premiums and fees were determined on the same terms and conditions as premiums and fees for our other customers.

(b)	Percentages are determined by dividing (1) calendar year 2013 payments due and owing to the Company by (2) the applicable entity’s most recently available annual consolidated gross revenues.

2013 PURCHASES BY THE COMPANY

Director	Organization	Type of Organization	Relationship to Organization	Type of, Transaction, Relationship or Agreement(A)	2013 Amount(B)
Molly J. Coye, M.D.	UCLA Health System	Provider of Hospital/ Physician Services	Chief Innovation Officer	Contract with Provider for Hospital/ Physician Services for Members(C)	≈5.39% >$1 million
Joseph P. Newhouse	Harvard University	Educational Institution	Employee	Medical Content for InteliHealth/Active Health	≈0.01% <$1 million
(A)	None of the transactions or relationships included consulting services provided to the Company.

(B)	Percentages are determined by dividing (1) calendar year 2013 purchases by the Company by (2) the applicable entity’s most recently available annual consolidated gross revenues.

(C)

Dr. Coye is Chief Innovation Officer of the UCLA Health System, which includes health institutions and other healthcare providers. These providers are part of the Company’s broad national network of hospitals and physicians and other healthcare providers. Dr. Coye has no interest in or involvement with the UCLA Health System’s relationship with the Company.

In addition to the transactions in the second table listed on this page, the Company also may, in the ordinary course of its business, hold as investments equity and/or debt securities in corporations or organizations with which Directors are or were affiliated. The amount of each such holding is below the 5% threshold amount in the Director Independence Standards. The Board determined that none of these investment relationships was material or impaired the independence of any Director.

All members of the Audit Committee, the Committee on Compensation and Talent Management (the “Compensation Committee”) and the Nominating Committee are, in the business judgment of the Board, independent Directors as defined in the NYSE listing standards and in Aetna’s Director Independence Standards.

Compensation Committee Interlocks and Insider Participation

As of March 28, 2014, the members of the Compensation Committee are Roger N. Farah (Chair), Frank M. Clark, Barbara Hackman Franklin, Jeffrey E. Garten and Edward J. Ludwig. None of the members of the Compensation Committee has ever been an officer or employee of the Company. There are no interlocking relationships between any of our executive officers or Compensation Committee members.

Meeting Attendance

The Board and its Committees meet throughout the year on a set schedule and also hold special meetings from time to time, as appropriate. During 2013, the Board met eleven times. The average attendance of Directors at all meetings during the year was 96.9%, and no Director attended fewer than 75% of the aggregate number of Board and

Committee meetings that he or she was eligible to attend. It is the policy of the Board that all Directors should be present at Aetna’s Annual Meeting of Shareholders. All of the Directors then in office and standing for election attended Aetna’s 2013 Annual Meeting of Shareholders.

AETNA INC. - 2014 Proxy Statement	13

GOVERNANCE OF THE COMPANY

Aetna’s Code of Conduct

Aetna’s Code of Conduct applies to every Aetna employee and to every member of the Board and is available at www.aetna.com/governance. The Code of Conduct is designed to ensure that Aetna’s business is conducted in a consistently legal and ethical manner. The Code of Conduct includes policies on employee conduct, conflicts of interest and the protection of confidential information and requires compliance with all applicable laws and regulations. Aetna will disclose any amendments to the Code of Conduct or waivers of the Code of Conduct relating to Aetna’s Directors, executive officers and principal financial and accounting officers or persons performing similar functions on its website at www.aetna.com/governance within four business days following the date of any such amendment or waiver. To date, no waivers have been requested or granted.

Related Party Transaction Policy

Under Aetna’s Code of Conduct, the Board or an independent Committee reviews any potential conflicts between the Company and any Director. In addition, the Board has adopted a written Related Party Transaction Policy (the “Policy”) which applies to Directors, executive officers, significant shareholders and their immediate family members (each a “Related Person”). Under the Policy, all transactions involving the Company in which a Related Person has a direct or indirect material interest must be reviewed and approved (1) by the Board or the Nominating Committee if involving a Director, (2) by the Board or the Audit Committee if involving an executive officer, or (3) by the Board if involving a significant shareholder. The Board or appropriate Committee considers relevant facts and circumstances, which may include, without limitation, the commercial reasonableness of the terms, the benefit to the Company, opportunity costs of alternate transactions, the materiality and character of the Related Person’s direct or indirect interest, and the actual or apparent conflict of interest of the Related Person. A transaction may be approved if it is determined, in the Board’s or appropriate Committee’s reasonable business judgment, that the transaction is in, or not inconsistent with, the best interests of the Company and its shareholders, and considering the interests of other relevant constituents, when deemed appropriate. Determinations of materiality are made by the Board or appropriate Committee, as applicable.

BOARD’S ROLE IN THE OVERSIGHT OF RISK

The Company relies on its comprehensive enterprise risk management (“ERM”) process to aggregate, monitor, measure and manage risk. The ERM process is dynamic and ongoing. It is designed to identify the most important risks facing the Company as well as to prioritize those risks in the context of the Company’s overall strategy. The Company’s ERM team is led by the Company’s Chief Enterprise Risk Officer, who is also the Company’s Chief Financial Officer. In collaboration with the Audit Committee and the Board, the ERM team annually conducts a risk assessment of the Company’s businesses. All of our key business leaders are involved in the risk assessment process. The risk assessment is presented to, and reviewed by, the Audit Committee and, after reflecting the Audit Committee’s views, the list of enterprise risks is then reviewed and approved by the Board. As part of their reviews, the Audit Committee and the Board consider the internal governance structure for managing risks, and the Board assigns responsibility for ongoing oversight of each identified risk to a specific Committee of the Board or to the Board. Discussions of assigned risks are then incorporated into the agenda for each Committee (or the Board) throughout the year. Risk management is ongoing, and the importance assigned to identified risks can change and new risks can emerge during the year as the Company develops and implements its strategy. Consequently, our Chief Enterprise Risk Officer, in consultation with the Chairman, Chief Executive Officer and President, monitors risk management and mitigation activities across the organization throughout the year and reports periodically to the Audit Committee and the Board concerning the Company’s risk management profile and activities. As a result, we believe having the same individual serve as both Chairman and Chief Executive Officer assists the Board in performing its risk oversight function because the Chairman, Chief Executive Officer and President is directly involved in the Company’s ERM process. The Audit Committee also meets regularly in private sessions with the Company’s Chief Enterprise Risk Officer.

14	AETNA INC. - 2014 Proxy Statement

GOVERNANCE OF THE COMPANY

Board and Committee Membership; Committee Descriptions

Aetna’s Board oversees and guides the Company’s management and its business. Committees support the role of the Board on issues that are better addressed by smaller, more focused subsets of Directors.

The following table presents, as of March 28, 2014, the key standing Committees of the Board, the membership of such

Committees and the number of times each such Committee met in 2013. Board Committee Charters adopted by the Board for each of the six Committees listed below are available at www.aetna.com/investors-aetna/governance/committees.html.

AETNA INC. - 2014 Proxy Statement	15

GOVERNANCE OF THE COMPANY

Committee Functions and Responsibilities

The functions and responsibilities of the key standing Committees of Aetna’s Board are described below.

Audit Committee

Richard J. Harrington

Chair

The Board has determined in its business judgment that all members of the Audit Committee meet the independence, financial literacy and expertise requirements for audit committee members set forth in the NYSE listing standards. Additionally, the Board has determined in its business judgment that each Audit Committee member, based on his or her background and experience (including that described in this

Proxy Statement), has the requisite attributes of an “audit committee financial expert” as defined by the SEC. The Audit Committee assists the Board in its oversight of (1) the integrity of the financial statements of the Company, (2) the qualifications and independence of the Company’s independent registered public accounting firm (the “Independent Accountants”), (3) the performance of the Company’s internal audit function and the Independent Accountants, and (4) compliance by the Company with legal and regulatory requirements. The Audit Committee periodically discusses management’s policies with respect to risk assessment and risk management, and periodically discusses with the Independent Accountants, management and the Internal Audit department significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the Independent Accountants and any other accounting firm engaged to perform audit, review or attest services (including the resolution of any disagreements between management and any auditor regarding financial reporting). The Independent Accountants and any other such accounting firm report directly to the Audit Committee. The Company’s Chief Compliance Officer is authorized to communicate promptly and personally to the Audit Committee on all matters he or she deems appropriate, including, without limitation, any matter involving criminal conduct or potential criminal conduct. The Audit Committee is empowered, to the extent it deems necessary or appropriate, to retain outside legal, accounting or other advisers having special competence as necessary to assist it in fulfilling its responsibilities and duties. The Audit Committee has available from the Company such funding as the Audit Committee determines for compensation to the Independent Accountants and any other accounting firm or other advisers engaged by the Audit Committee, and for the Audit Committee’s ordinary administrative expenses. The Audit Committee conducts an annual evaluation of its performance. For more information regarding the role, responsibilities and limitations of the Audit Committee, please refer to the Report of the Audit Committee beginning on page 69.

The Audit Committee can be confidentially contacted by employees and others wishing to raise concerns or complaints about the Company’s accounting, internal accounting controls or auditing matters by calling AlertLine®, an independent toll-free service, at 1-888-891-8910 (available seven days a week, 24 hours a day), or by writing to: Aetna Inc. Audit Committee, c/o Corporate Compliance, P.O. Box 370205, West Hartford, CT 06137-0205.

16	AETNA INC. - 2014 Proxy Statement

GOVERNANCE OF THE COMPANY

Committee on Compensation and Talent Management

Roger N. Farah

Chair

The Board has determined in its business judgment that all members of the Compensation Committee meet the independence requirements set forth in the NYSE listing standards and in Aetna’s Director Independence Standards. The Compensation Committee is directly responsible for reviewing and approving the corporate goals and objectives relevant to Chief Executive Officer and other executive officer compensation; evaluating the Chief Executive Officer’s and other executive officers’ performance in light of those goals and objectives; and establishing the Chief Executive Officer’s and other executive officers’ compensation levels based on this evaluation. The Chief Executive Officer’s compensation is determined after reviewing the Chief Executive Officer’s performance and consulting with the nonmanagement Directors of the Board. The Compensation Committee also evaluates and determines the compensation of the Company’s executive officers and oversees the compensation and benefit plans, policies and programs of the Company. The Compensation Committee consults with the Chief Executive Officer regarding the compensation of all executive officers other than the Chief Executive Officer, but the Compensation Committee does not delegate its authority with regard to these executive compensation decisions. The Compensation Committee reviews and approves executive compensation philosophy and strategy including peer group and target compensation positioning. The Compensation Committee also administers Aetna’s equity-based incentive plans and Aetna’s 2001 Annual Incentive Plan (the “Annual Incentive Plan”). The Compensation Committee reviews and makes recommendations, as appropriate, to the Board as to the development and succession plans for the senior management of the Company. The Compensation Committee also reviews the Company’s talent management and diversity strategies and conducts an annual evaluation of its performance.

The Compensation Committee has the authority to retain counsel and other experts or consultants as it may deem appropriate. The Compensation Committee has the sole authority to select, retain and terminate any consultant used to assist the Compensation Committee and has the sole authority to approve each consultant’s fees and other retention terms. When selecting a compensation consultant, legal or other advisor, the Committee considers (i) the provision of other services to the Company; (ii) the amount of fees paid to the advisor as a percentage of the advisor’s total revenue; (iii) the policies and procedures of the advisor’s employer that are designed to prevent conflicts of interest; (iv) any business or personal relationship between the advisor and a member of the Committee; (v) any Company stock owned by the advisor; (vi) any business or personal relationship of the advisor and an executive officer of the Company; and (vii) any other factor deemed relevant to the advisor’s independence from management. In accordance with this authority, the Compensation Committee engaged Frederic W. Cook & Co., Inc. (“Cook”) through November 2013 and in December 2013 appointed Meridian Compensation Partners (“Meridian”) as independent outside compensation consultants to advise the Compensation Committee on all matters related to Chief Executive Officer and other executive compensation. The Company may not engage Cook or Meridian for any services other than in support of the Compensation Committee without the prior approval of the Chair of the Compensation Committee. Cook and Meridian also advise the Nominating Committee regarding Director compensation. The Company does not engage Cook or Meridian for any services other than in support of these Committees. A representative of Cook attended eleven of the Compensation Committee’s meetings in 2013, and a representative of Meridian attended one meeting.

Executive Committee

Mark T. Bertolini

Chair

This Committee is authorized to act on behalf of the Board between regularly scheduled Board meetings, usually when timing is critical. The Executive Committee has the authority to retain counsel and other experts or consultants as it may deem appropriate.

AETNA INC. - 2014 Proxy Statement	17

GOVERNANCE OF THE COMPANY

Investment and Finance Committee

Edward J. Ludwig

Chair

This Committee assists the Board in reviewing the Company’s investment policies, strategies, transactions and performance and in overseeing the Company’s capital and financial resources. The Investment and Finance Committee has the authority to retain counsel and other experts or consultants as it may deem appropriate. The Investment and Finance Committee conducts an annual evaluation of its performance.

Medical Affairs Committee

Molly J. Coye, M.D.

Chair

This Committee provides general oversight of the Company’s medical-related strategies, policies and practices that relate to promoting member health, enhancing access to cost-effective quality health care, and advancing safety and efficacy of care. The Medical Affairs Committee has the authority to retain counsel and other experts or consultants as it may deem appropriate. The Medical Affairs Committee conducts an annual evaluation of its performance.

Nominating and Corporate Governance Committee

Ellen M. Hancock

Chair

The Board has determined in its business judgment that all members of the Nominating Committee meet the independence requirements set forth in the NYSE listing standards and in Aetna’s Director Independence Standards. The Nominating Committee assists the Board in identifying individuals qualified to become Board members, consistent with criteria approved by the Board;

oversees the organization of the Board to discharge the Board’s duties and responsibilities properly and efficiently; and identifies best practices and recommends to the Board corporate governance principles. Other specific duties and responsibilities of the Nominating Committee include: annually assessing the size and composition of the Board; annually reviewing and recommending Directors for continued service; reviewing the compensation of, and benefits for, Directors; recommending the retirement policy for Directors; coordinating and assisting the Board in recruiting new members to the Board; reviewing potential conflicts of interest or other issues arising out of other positions held or proposed to be held by, or any changes in circumstances of, a Director; recommending Board Committee assignments; overseeing the annual evaluation of the Board; conducting an annual performance evaluation of the Nominating Committee; conducting a preliminary review of Director independence and the financial literacy and expertise of Audit Committee members; and interpreting, as well as reviewing any proposed waiver of, Aetna’s Code of Conduct, the code of business conduct and ethics applicable to Directors. The Nominating Committee has the authority to retain counsel and other experts or consultants as it may deem appropriate. The Nominating Committee has the sole authority to select, retain and terminate any search firm used to identify Director candidates and has the sole authority to approve the search firm’s fees and other retention terms.

The Board makes all Director compensation determinations after considering the recommendations of the Nominating Committee. In setting Director compensation, both the Nominating Committee and the Board reviewed director compensation data obtained from Cook. Cook has advised the Nominating Committee regarding Director compensation, but this role has been taken over by Meridian for 2014. However, neither the Nominating Committee nor the Board delegates any Director compensation decision-making authority.

18	AETNA INC. - 2014 Proxy Statement

GOVERNANCE OF THE COMPANY

Consideration of Director Nominees

•

Shareholder Nominees. The Nominating Committee will consider properly submitted shareholder nominations for candidates for membership on the Board as described below under “Director Qualifications” and “Identifying and Evaluating Nominees for Director.” Any shareholder nominations of candidates proposed for consideration by the Nominating Committee should include the nominee’s name and qualifications for Board membership, and otherwise comply with applicable rules and regulations, and should be addressed to:

Corporate Secretary

Aetna Inc.

151 Farmington Avenue, RW61

Hartford, CT 06156

In addition, Aetna’s By-Laws permit shareholders to nominate Directors for consideration at a meeting of shareholders at which one or more Directors are to be elected. For a description of the process for nominating Directors in accordance with Aetna’s By-Laws, see “Can I Propose Actions for Consideration at Next Year’s Annual Meeting of Shareholders or Nominate Individuals to Serve as Directors?” beginning on page 8.

•

Director Qualifications. The Nominating Committee Charter sets out the criteria weighed by the Nominating Committee in considering all Director candidates, including shareholder-identified candidates. The criteria are re-evaluated periodically and currently include: the relevance of the candidate’s experience to the business of the Company; enhancing the diversity of the Board; the candidate’s independence from conflict or direct economic relationship with the Company; and the candidate’s ability to attend Board meetings regularly and devote an appropriate amount of effort in preparation for those meetings. It also is expected that nonmanagement Directors nominated by the Board are individuals who possess a reputation and hold positions or affiliations befitting a director of a large publicly held company, and are actively engaged in their occupations or professions or are otherwise regularly involved in the business, professional or academic community.

•

Diversity. The Nominating Committee believes that, in addition to the traditional concepts of diversity (e.g., gender, race and ethnicity), it also is important to achieve a diversity of knowledge, experience and capabilities on the Board that supports the Company’s strategic direction. The Nominating Committee and the Board believe that having a Board of Directors with a broad background of skills, perspectives and experiences is crucial to enhancing the quality of Board decision making and governance. As a result, identifying Director candidates with diverse experiences, qualifications and skills that complement those already present on the Board has been and will continue to be central to the Nominating Committee’s Director nomination process. Although the Board does not have a formal diversity policy, our Directors come from many different fields, including academia, technology, manufacturing, retail, service, consumer products, not-for-profit and regulatory. Our Director Nominees for 2014 include four women, one Latino male and one African American male.

The specific experiences, qualifications, attributes and skills that the Nominating Committee and the Board believe each Nominee possesses are set forth below each Nominee’s biography beginning on page 20.

•

Identifying and Evaluating Nominees for Director. The Nominating Committee uses a variety of methods to identify and evaluate nominees for Director. In recommending Director nominees to the Board, the Nominating Committee solicits candidate recommendations from its own members, other Directors and management. It also may engage the services and pay the fees of a professional search firm to assist it in identifying potential Director nominees. The Nominating Committee also reviews materials provided by professional search firms or other parties in connection with its consideration of nominees. The Nominating Committee regularly assesses the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or otherwise. If vacancies are anticipated, or otherwise arise, the Nominating Committee considers whether to fill those vacancies and, if applicable, considers various potential Director candidates. These candidates are evaluated against the current Director criteria at regular or special meetings of the Nominating Committee and may be considered at any point during the year. As described above, the Nominating Committee will consider properly submitted shareholder nominations for candidates for the Board. Following verification of the shareholder status of the person(s) proposing a candidate, a shareholder nominee will be considered by the Nominating Committee at a meeting of the Nominating Committee. If any materials are provided by a shareholder in connection with the nomination of a Director candidate, such materials are forwarded to the Nominating Committee.

The Board and the Nominating Committee each considered the characteristics and performance of the individual Directors standing for election to the Board at the Annual Meeting against the foregoing criteria, and, to the extent applicable, reviewed the impact of any change in the principal occupations of all Directors during the last year. Upon completion of its review process, the Nominating Committee reported to the Board its conclusions and recommendations for nominations to the Board, and the Board nominated the 12 Director nominees named in this Proxy Statement based on those recommendations.

In 2013, the Nominating Committee engaged and paid the fees of a professional search firm to assist the Nominating Committee in identifying and evaluating potential nominees.

AETNA INC. - 2014 Proxy Statement	19

I.	ELECTION OF DIRECTORS

This year, Aetna will nominate 12 individuals for election as Directors at the Annual Meeting (the “Nominees”) to replace the current Board. The terms of office for the Directors elected at the Annual Meeting will run until the next annual meeting and until their successors are duly elected and qualified. The Nominating Committee recommended the 12 Nominees for nomination by the Board. Based on that recommendation, the Board nominated each of the Nominees for election at the Annual Meeting.

All Nominees are currently Directors of Aetna. The following pages list the names and ages of the Nominees as of the date of the Annual Meeting, the year each first became a Director of Aetna or one of its predecessors, the principal occupation of each Nominee as of March 28, 2014, the publicly traded company directorships and certain other directorships held by each Nominee for the past five years, a brief description of the business experience of each Nominee for at least the last five years, and the specific experience, qualifications, attributes and skills that each Nominee possesses. The specific experience, qualifications, attributes and skills listed below for each Nominee are in addition to the individual qualifications required for all nominees as outlined under “Consideration of Director Nominees-Director Qualifications” on page 19.

Each of the 12 individuals listed below (or such lesser number if the Board has reduced the number of Directors to be elected at the Annual Meeting as described on page 8 under “What If a Director Nominee Is Unwilling or Unable to Serve?”) who receives more “for” votes than “against” votes cast at the Annual Meeting will be elected a Director. In addition, as described in more detail on page 10 under “Director Elections — Majority Voting Standard,” Aetna’s Corporate Governance Guidelines require any incumbent nominee for Director in an uncontested election who receives more “against” votes than “for” votes to promptly submit his or her resignation for consideration by the Nominating Committee. The Nominating Committee and the Board are then required to act on the resignation, in each case within a reasonable period of time.

The Board recommends a vote FOR each of the 12 Nominees. If you complete the enclosed proxy card, unless you direct to the contrary on that card, the shares represented by that proxy card will be voted FOR the election of all 12 Nominees.

Nominees for Directorships

Fernando Aguirre

Independent Director

Age: 56

Director of Aetna Since: 2011

Committees Served: Audit; Nominating & Corporate Governance

Other Public Directorships: Levi Strauss & Co. (brand-name apparel company) and Barry Callebaut AG (manufacturer of high-quality chocolate and cocoa products)

Mr. Aguirre served as President and Chief Executive Officer from January 2004 to October 2012 and Chairman from May 2004 to October 2012 of Chiquita Brands International, Inc. (global distributor of consumer products). Prior to joining Chiquita, Mr. Aguirre worked for more than 23 years in brand management, general management and turnarounds at The Procter & Gamble Company (P&G) (manufacturer and distributor of consumer products). Mr. Aguirre began his P&G career in 1980, serving in various capacities including President and General Manager of P&G Brazil, President of P&G Mexico, Vice President of P&G’s global snacks and US food products, and President of global feminine care. In July 2002, Mr. Aguirre was named President, special projects, reporting to P&G’s Chairman and CEO, working on strategy. Mr. Aguirre served as a director of Coca-Cola Enterprises Inc. from 2005 until November 2010.

Experience, Qualifications, Attributes and Skills

Mr. Aguirre brings to the Board extensive consumer products, global business and executive leadership experience. As a former Chairman and CEO of a large public company that produces and distributes consumer products worldwide, he has significant brand management and international experience that is valuable to the Board’s strategic and operational understanding of global markets. He possesses significant experience as a director, as demonstrated by his current and prior service on other public company boards.

20	AETNA INC. - 2014 Proxy Statement

I. ELECTION OF DIRECTORS

Mark T. Bertolini Management Director Age: 57 Director of Aetna Since: 2010 Committees Served: Executive; Investment & Finance

Mr. Bertolini is Chairman, Chief Executive Officer and President of Aetna. He assumed the role of Chairman on April 8, 2011 and Chief Executive Officer on November 29, 2010. Mr. Bertolini came to Aetna in 2003 as head of Aetna’s Specialty Products. In July 2007, he was named President, responsible for all of Aetna’s businesses and operations across the company’s broad range of healthcare products and related services. Prior to serving as Aetna’s President, Mr. Bertolini was executive vice president and head of Aetna’s regional businesses, which included the company’s individual, retiree, small group and middle market businesses, as well as numerous product, network and service areas. Prior to joining Aetna, Mr. Bertolini held executive positions at Cigna, NYLCare Health Plans, and SelectCare, Inc., where he served as president and chief executive officer. Among his civic activities, Mr. Bertolini serves on the Board of Directors of The Hole in the Wall Gang Camp, an organization founded by Paul Newman that serves children with cancer and other serious illnesses, and the Fidelco Guide Dog Foundation, an organization that breeds, trains and places German Shepherd guide dogs with people with visual disabilities

Experience, Qualifications, Attributes and Skills

Mr. Bertolini brings to his position as Chairman, Chief Executive Officer and President extensive healthcare industry expertise, with over 25 years in the healthcare business. He has strong leadership skills and business experience, as he has demonstrated as President and then as Chairman and Chief Executive Officer of Aetna and in several prior executive-level positions. He is a well-recognized leader in the healthcare industry and possesses deep insights into healthcare issues as well as broad knowledge and appreciation of public policy issues affecting the Company.

Frank M. Clark

Independent Director

Age: 68

Director of Aetna Since: 2006

Committees Served: Compensation & Talent Management; Medical Affairs

Other Public Directorships: Waste Management, Inc. (waste disposal services)

Mr. Clark retired in February 2012 as the Chairman and Chief Executive Officer of Commonwealth Edison Company (“ComEd”) (an electric energy distribution subsidiary of Exelon Corporation), having served in that position since November 2005. Mr. Clark served as President of ComEd from October 2001 to 2005 and served as Executive Vice President and Chief of Staff to the Exelon Corporation Chairman from 2004 to 2005. After joining ComEd in 1966, Mr. Clark held key leadership positions in operational and policy-related responsibilities, including regulatory and governmental affairs, customer service operations, marketing and sales, information technology, human resources and labor relations, and distribution support services. Mr. Clark is non-executive chairman of BMO Financial Corporation (financial services).

Experience, Qualifications, Attributes and Skills

Mr. Clark brings to the Board a broad background of senior leadership experience, gained from his over 45 years of service with ComEd and Exelon Corporation. He possesses significant management ability and business acumen which give Mr. Clark critical insights into the operational issues facing a large public company. Mr. Clark is an experienced manager in a business that is intensely customer service oriented, whose knowledge of customer relations, marketing and human resources offers the Board important perspectives on similar issues affecting the Company. Mr. Clark also possesses significant public company board experience.

AETNA INC. - 2014 Proxy Statement	21

I. ELECTION OF DIRECTORS

Betsy Z. Cohen

Independent Director

Age: 72

Director of Aetna or its predecessors since: 1994

Committees Served: Investment & Finance; Nominating & Corporate Governance

Other Public Directorships: The Bancorp, Inc. (financial holding company)

Mrs. Cohen is Chief Executive Officer of The Bancorp, Inc. (and its subsidiary, The Bancorp Bank (Internet banking and financial services)), a position she has held since September 2000. Mrs. Cohen served as Chairman of The Bancorp Bank from November 2003 to February 2004. From August 1997 to her retirement in December 2010, Mrs. Cohen served as Chairman and a trustee of RAIT Financial Trust (real estate investment trust). Until December 2006, she also held the position of Chief Executive Officer. From 1999 to 2000, Mrs. Cohen also served as a director of Hudson United Bancorp (holding company), the successor to JeffBanks, Inc., where she had been Chairman and Chief Executive Officer since its inception in 1981 and also served as Chairman and Chief Executive Officer of its subsidiaries, Jefferson Bank (which she founded in 1974) and Jefferson Bank New Jersey (which she founded in 1987) prior to JeffBanks’ merger with Hudson United Bancorp in December 1999. From 1985 until 1993, Mrs. Cohen was a director of First Union Corp. of Virginia (bank holding company) and its predecessor, Dominion Bankshares, Inc. In 1969, Mrs. Cohen co-founded a commercial law firm and served as a Senior Partner until 1984.

Experience, Qualifications, Attributes and Skills

Mrs. Cohen brings to the Board a broad and diverse background in the financial services industry, having founded and successfully led financial institutions both in the U.S. and abroad. She possesses extensive leadership and business management expertise focused on the financial industry, an important knowledge base for the Board. Mrs. Cohen has extensive legal, financial and real estate investment expertise and has been recognized both nationally and internationally for her business acumen and leadership skills, which contribute important expertise to the Board.

Molly J. Coye, M.D. Outside Director Age: 67 Director of Aetna Since: 2005 Committees Served: Medical Affairs; Executive; Investment & Finance

Dr. Coye is Chief Innovation Officer of the UCLA Health System (comprehensive healthcare organization), a position she has held since September 2010. Before assuming her current position, Dr. Coye served as President and Chief Executive Officer of CalRHIO (non-profit California health information exchange organization) and Chief Executive Officer of the Health Technology Center (non-profit education and research organization), which she founded in December 2000. She also served as a Senior Advisor to the Public Health Institute until January 2010. Previously, Dr. Coye served in both the public and private sectors as Senior Vice President of the West Coast Office of The Lewin Group (consulting) from 1997 to December 2000; Executive Vice President, Strategic Development, of HealthDesk Corporation from 1996 to 1997; Senior Vice President, Clinical Operations, Good Samaritan Health Hospital from 1993 to 1996; Director of the California Department of Health Services from 1991 to 1993; Head of the Division of Public Health, Department of Health Policy and Management, Johns Hopkins School of Hygiene and Public Health from 1990 to 1991; Commissioner of Health of the New Jersey State Department of Health from 1986 to 1989; Special Advisor for Health and the Environment, State of New Jersey Office of the Governor from 1985 to 1986; and National Institute for Occupational Safety and Health Medical Investigative Officer from 1980 to 1985. She formerly served as chair of the board of PATH (non-profit organization developing technologies for international health) and serves on the board of directors of Prosetta, Inc. (biotechnology firm developing assays and therapeutics). Dr. Coye also serves on the Board of Directors of Aetna Foundation, Inc.

Experience, Qualifications, Attributes and Skills

Dr. Coye brings to the Board significant clinical, health policy and health-related technology expertise. She has developed this expertise through over 30 years of service in the public and private healthcare sectors, where she has managed major research studies, led health technology initiatives and held several senior advisory roles. Her in-depth knowledge of innovative health information technology and global health issues provides the Board with valuable insights into an area of growing importance to the Company.

22	AETNA INC. - 2014 Proxy Statement

I. ELECTION OF DIRECTORS

Roger N. Farah

Independent Director

Age: 61

Director of Aetna Since: 2007

Committees Served: Compensation & Talent Management; Executive; Investment & Finance

Other Public Directorships: Ralph Lauren Corporation (lifestyle products) and The Progressive Corporation (auto insurance)

Mr. Farah is Executive Vice Chairman, a position he has held since November 2013, and has been a Director of Ralph Lauren Corporation (lifestyle products) since April 2000. Mr. Farah previously served as President and Chief Operating Officer from April 2000 to October 2013. Prior to that, he served as Chairman of the Board of Venator Group, Inc. (now Foot Locker, Inc.) from December 1994 to April 2000, and as its Chief Executive Officer from December 1994 to August 1999. Mr. Farah served as President and Chief Operating Officer of R.H. Macy & Co., Inc. (retailing) from July 1994 to October 1994. From June 1991 to July 1994, he was Chairman and Chief Executive Officer of Federated Merchandising Services (retailing), the central buying and product development arm of Federated Department Stores, Inc. (retailing). From 1988 to 1991, Mr. Farah served as Chairman and Chief Executive Officer of Rich’s/Goldsmith’s Department Stores (retailing) and President of Rich’s/Goldsmith’s Department Stores from 1987 to 1988. He held a number of positions of increasing responsibility at Saks Fifth Avenue, Inc. (retailing) from 1975 to 1987.

Experience, Qualifications, Attributes and Skills

Mr. Farah brings to the Board extensive business and leadership experience. He has strong marketing, brand management and consumer insights developed in his over 35 years of experience in the retail industry. His former position as Chief Operating Officer and current executive position as Executive Vice Chairman of Ralph Lauren Corporation give Mr. Farah an important perspective on the complex financial and operational issues facing the Company. He also possesses significant public company board experience as demonstrated by his past and current service on a number of public company boards.

Barbara Hackman Franklin

Independent Director

Age: 74

Director of Aetna or its predecessors: from 1979 to 1992; and since 1993

Committees Served: Compensation & Talent Management; Nominating & Corporate Governance

Other Public Directorships: three American Funds mutual funds

Ms. Franklin is President and Chief Executive Officer of Barbara Franklin Enterprises (private international consulting firm). From 1992 to 1993, she served as the 29th U.S. Secretary of Commerce. Prior to that appointment, Ms. Franklin was President and Chief Executive Officer of Franklin Associates (management consulting firm), which she founded in 1984. She has received the John J. McCloy Award for contributions to audit excellence, the Director of the Year Award from the National Association of Corporate Directors, an Outstanding Director Award from the Outstanding Director Exchange, and was named by Directorship as one of the 100 most influential people in governance. Ms. Franklin was Senior Fellow of The Wharton School of Business from 1979 to 1988, an original Commissioner and Vice Chair of the U.S. Consumer Product Safety Commission from 1973 to 1979, and a Staff Assistant to the President of the United States from 1971 to 1973. Earlier, she was an executive at Citibank and the Singer Company. Ms. Franklin serves on the international advisory board of LaFarge, Paris, France (building materials). She is Chairman Emerita of the National Association of Corporate Directors, Chairman Emerita of the Economic Club of New York, a director of the US-China Business Council, the National Committee on US-China Relations, the Committee for Economic Development and the Atlantic Council. Ms. Franklin served as a director of The Dow Chemical Company from 1980 to 1992 and from 1993 to 2012 and of the JP Morgan Value Opportunities Fund from 2007 to 2014.

Experience, Qualifications, Attributes and Skills

Ms. Franklin brings to the Board a wealth of business and leadership experience from her private and public sector accomplishments over more than 40 years. She is a recognized expert on corporate governance, auditing and financial reporting matters whose expertise has helped the Board navigate the changing governance landscape. Her extensive senior-level government service (Cabinet, regulatory commission, White House) provides the Board with unique perspectives into the political, regulatory, and international environment affecting the Company. Ms. Franklin has extensive international business expertise, demonstrated by her service as Secretary of Commerce, her private sector business experience and her past service on the President’s Advisory Committee for Trade Policy and Negotiations. Ms. Franklin also possesses significant public company board experience as demonstrated by her past service on fourteen public company boards. She has served as a presiding director and the chair of audit, ethics and governance committees.

AETNA INC. - 2014 Proxy Statement	23

I. ELECTION OF DIRECTORS

Jeffrey E. Garten

Independent Director

Age: 67

Director of Aetna or its predecessors since: 2000

Committees Served: Compensation & Talent Management; Medical Affairs

Other Public Directorships: CarMax, Inc. (automotive retailer) and nine Credit Suisse mutual funds

Mr. Garten has been the Juan Trippe Professor in the Practice of International Trade, Finance and Business at Yale University since July 1, 2005, having served previously as the Dean of the Yale School of Management since 1995. He also is Chairman of Garten Rothkopf (global consulting firm), a position he assumed in October 2005. Mr. Garten held senior posts on the White House staff and at the U.S. Department of State from 1973 to 1979. He joined Shearson Lehman Brothers (investment banking) in 1979 and served as Managing Director from 1984 to 1987. In 1987, Mr. Garten founded Eliot Group, Inc. (investment banking) and served as President until 1990, when he became Managing Director of The Blackstone Group (private merchant bank). From 1992 to 1993, Mr. Garten was Professor of Finance and Economics at Columbia University’s Graduate School of Business. He was appointed U.S. Under Secretary of Commerce for International Trade in 1993 and served in that position until 1995. He is the author of A Cold Peace: America, Japan, Germany and the Struggle for Supremacy; The Big Ten: Big Emerging Markets and How They Will Change Our Lives; The Mind of the CEO; and The Politics of Fortune: A New Agenda for Business Leaders. Mr. Garten is a trustee of the International Rescue Committee and a director of Aetna Foundation, Inc. He also serves on the Board of Managers of Standard & Poor’s LLC, a division of The McGraw-Hill Companies.

Experience, Qualifications, Attributes and Skills

Mr. Garten brings to the Board extensive experience in global investment banking and many years of government service during which he held senior policy positions that focused on trade and investment. His background includes work with corporations in the United States and abroad, Congress, regulatory agencies and foreign governments. He possesses significant business and leadership experience as the former Dean of the Yale School of Management and as a current principal of Garten Rothkopf, an international consulting firm. Mr. Garten is a recognized expert on finance and international trade, and has written extensively on leadership, the relationship between business and government and the challenges of operating in a global marketplace. His experience leading a national working group on accounting standards and as a former advisor to the Public Company Accounting Oversight Board provides him with a thorough understanding of accounting issues. Mr. Garten also possesses significant public company board experience.

24	AETNA INC. - 2014 Proxy Statement

I. ELECTION OF DIRECTORS

Ellen M. Hancock

Independent Director

Age: 71

Director of Aetna or its predecessors since: 1995

Committees Served: Nominating & Corporate Governance; Audit; Executive

Other Public Directorships: Colgate-Palmolive Company (consumer products)

Mrs. Hancock served as the President of Jazz Technologies, Inc. and President and Chief Operating Officer of its predecessor, Acquicor Technology Inc., from August 2005 to June 2007. Prior to its merger with Jazz Semiconductor, Inc., a wafer foundry, in February 2007, Jazz Technologies (then known as Acquicor) was a blank check company formed for the purpose of acquiring businesses in the technology, multimedia and networking sector. Mrs. Hancock previously served as Chairman of the Board and Chief Executive Officer of Exodus Communications, Inc. (Internet system and network management services). She joined Exodus in March 1998 and served as Chairman from June 2000 to September 2001, Chief Executive Officer from September 1998 to September 2001, and President from March 1998 to June 2000. Mrs. Hancock held various staff, managerial and executive positions at International Business Machines Corporation (information-handling systems, equipment and services) from 1966 to 1995. She became a Vice President of IBM in 1985 and served as President, Communication Products Division, from 1986 to 1988, when she was named General Manager, Networking Systems. Mrs. Hancock was elected an IBM Senior Vice President in November 1992, and in 1993 was appointed Senior Vice President and Group Executive, which position she held until February 1995. Mrs. Hancock served as an Executive Vice President and Chief Operating Officer of National Semiconductor Corporation (semiconductors) from September 1995 to May 1996, and served as Executive Vice President for Research and Development and Chief Technology Officer of Apple Computer, Inc. (personal computers) from July 1996 to July 1997. Mrs. Hancock served as a director of Electronic Data Systems Corporation from February 2004 to August 2008.

Experience, Qualifications, Attributes and Skills

Mrs. Hancock brings to the Board highly relevant experience in the field of information technology and consumer products, where she has held senior leadership positions and also led a start-up company. Her technology background provides the Board with an important perspective on the health technology challenges and opportunities of the Company. Mrs. Hancock also has significant public company board experience. Her experience positions her well as Chair of our Nominating and Corporate Governance Committee.

Richard J. Harrington

Independent Director

Age: 67

Director of Aetna Since: 2008

Committees Served: Audit; Executive; Investment & Finance; Medical Affairs

Other Public Directorships: Xerox Corporation (document management, technology and service enterprise)

Mr. Harrington served as President and Chief Executive Officer of The Thomson Corporation (business technology and integrated information solutions) prior to its acquisition of Reuters Group PLC in April 2008. From April 2008 to October 2009, he served as Chairman of the Thomson Reuters Foundation. He currently serves as Chairman of The Cue Ball Group (venture capital firm). Mr. Harrington held a number of senior leadership positions within Thomson since 1982, including CEO of Thomson Newspapers, and CEO of Thomson Professional Publishing. Mr. Harrington began his professional career with Arthur Young & Co. (public accounting firm) in 1972, where he became a licensed certified public accountant. In 2002, he was presented an Honorary Doctorate of Laws from University of Rhode Island. In 2007, he received the “Legend in Leadership” award from the Yale University Chief Executive Leadership Institute; the “CEO of the Year” award from the Executive Council; and the “Man of the Year” award from the National Executive Council for his many philanthropic activities.

Experience, Qualifications, Attributes and Skills

Mr. Harrington brings to the Board the skills and insights of a seasoned business leader with over 25 years’ experience in the business technology and information solutions area. He has strategic vision and leadership expertise, and led The Thomson Corporation at the time of its acquisition of Reuters Group PLC. Mr. Harrington’s experience in change management and strategic differentiation gives the Board a unique perspective on these important issues. Mr. Harrington, who has worked as a certified public accountant, also chairs the audit committee of Xerox Corporation. These experiences position him well to serve as Chair of our Audit Committee.

AETNA INC. - 2014 Proxy Statement	25

I. ELECTION OF DIRECTORS

Edward J. Ludwig

Independent Director

Age: 63

Director of Aetna Since: 2003

Committees Served: Investment & Finance; Executive; Compensation & Talent Management; Nominating & Corporate Governance

Other Public Directorships: Xylem, Inc. (water technology company) and Boston Scientific Corporation (medical devices)

Mr. Ludwig is former Chairman of the Board of Becton, Dickinson and Company (“BD”) (global medical technology company) having served in that position from February 2002 through June 2012. He also served as Chief Executive Officer from January 2000 to September 2011 and as President from May 1999 to December 2008. Mr. Ludwig joined BD as a Senior Financial Analyst in 1979. Prior to joining BD, Mr. Ludwig served as a senior auditor with Coopers and Lybrand (now PricewaterhouseCoopers) where he earned his CPA and as a financial and strategic analyst at Kidde, Inc. He serves on the board of directors of POCARED Diagnostics Ltd (diagnostics technology manufacturer), and he is the Vice Chairman of the Hackensack University Medical Center Network Board of Trustees.

Experience, Qualifications, Attributes and Skills

Mr. Ludwig brings to the Board significant executive-level leadership experience and business expertise. His more than 30 years of experience in the field of medical technology give Mr. Ludwig a unique perspective on the Company’s strategy. As the former Chairman of BD, Mr. Ludwig brings a thorough appreciation of the strategic and operational issues facing a large public company in the healthcare industry. Mr. Ludwig served as chief financial officer of a Fortune 500 company and has worked as a certified public accountant. He offers the Board a deep understanding of financial, accounting and audit-related issues. These experiences position Mr. Ludwig well to serve as our Lead Director and Chair of our Investment and Finance Committee.

Joseph P. Newhouse Independent Director Age: 72 Director of Aetna Since: 2001 Committees Served: Audit; Medical Affairs

Dr. Newhouse is the John D. MacArthur Professor of Health Policy and Management at Harvard University, a position he assumed in 1988. At Harvard, he also is the Director of the Division of Health Policy Research and Education, the Director of the Interfaculty Initiative on Health Policy, Chair of the Committee on Higher Degrees in Health Policy and a member of the faculties of the John F. Kennedy School of Government, the Harvard Medical School, the Harvard School of Public Health and the Faculty of Arts and Sciences. Prior to joining Harvard, Dr. Newhouse held various positions at The RAND Corporation from 1968 to 1988, serving as a faculty member of the RAND Graduate School from 1972 to 1988, as Deputy Program Manager for Health Sciences Research from 1971 to 1988, Senior Staff Economist from 1972 to 1981, Head of the Economics Department from 1981 to 1985 and as a Senior Corporate Fellow from 1985 to 1988. Dr. Newhouse was the Founding Editor of the Journal of Health Economics, which he edited for 30 years. He is a Faculty Research Associate of the National Bureau of Economic Research, a member of the Institute of Medicine of the National Academy of Sciences, a member of the New England Journal of Medicine Editorial Board, a fellow of the American Academy of Arts and Sciences, and a director of the National Committee for Quality Assurance. Dr. Newhouse is the author of Free for All: Lessons from the RAND Health Insurance Experiment and Pricing the Priceless: A Health Care Conundrum. He also serves on the Board of Directors of Aetna Foundation, Inc.

Experience, Qualifications, Attributes and Skills

Dr. Newhouse’s experience of over 40 years in the health policy arena significantly enhances the Board’s understanding of health policy issues, which is particularly important in the current public policy reform environment. He has written extensively on U.S. health policy matters, and he is a highly-regarded expert in economics and business. Dr. Newhouse’s expertise in health policy and healthcare financing has enhanced the Board’s understanding of these issues.

26	AETNA INC. - 2014 Proxy Statement

I. ELECTION OF DIRECTORS

Director Compensation Philosophy and Elements

Each year, the Nominating Committee reviews compensation for nonmanagement Directors and makes recommendations regarding the prospective level and composition of Director compensation to the Board for its approval.

The Nominating Committee’s goal is to develop a compensation program that:

•	Attracts and retains qualified Directors;

•	Recognizes Directors’ critical contributions; and

•	Aligns, through the offering of stock-based compensation, the interests of Aetna’s Directors with the long-term interests of our shareholders.

As part of their review, the Nominating Committee and the Board consider, among other factors, the Director compensation practices at a comparative group of public companies (the “comparative group”), based on market comparison studies prepared by Cook, an outside consultant. Cook also served as the compensation consultant to the Compensation Committee as described on page 17, and was replaced by Meridian in December 2013.

The primary elements of Aetna’s Director compensation program are annual cash retainer fees and annual restricted stock unit (“RSU”) awards. Directors also receive certain benefits. Directors who are officers of Aetna receive no additional compensation for membership on the Board or any of its Committees. Commencing in 2012, the Lead Director began to receive an annual cash retainer of $15,000, and beginning in 2014, this amount will increase to $25,000.

Director Stock Ownership Guidelines

The Board has established Director Stock Ownership Guidelines under which each nonmanagement Director is required to own, within five years of joining the Board, shares of Common Stock or stock units having a dollar value equal to $400,000. At March 28, 2014, all of Aetna’s nonmanagement Directors were in compliance with these guidelines.

Aetna’s Code of Conduct prohibits Directors from engaging in hedging strategies using puts, calls or other types of derivative securities based on the value of the Common Stock.

2013 Nonmanagement Director Compensation

On November 30, 2012, following a review with Cook, the Board set the value of cash and equity compensation for nonmanagement Directors for 2013 to be the same as their 2012 cash and equity compensation.

Cook’s report concluded that Director compensation for Aetna’s nonmanagement Directors falls in the bottom quartile level paid to nonmanagement directors in the prior year in the comparative group. Aetna’s aggregate Board compensation cost is at the median of the comparative group. The 2013 comparative group consisted of public healthcare companies: Cigna Corporation, Coventry Health Care, Inc., Health Net, Inc., Humana Inc., UnitedHealth Group Incorporated and WellPoint, Inc.

In addition, Cook utilized a nationally recognized survey source to gauge competitive levels for non-employee director compensation, the National Association of Corporate Directors (“NACD”) 2011/2012 Director

Compensation Report for companies with revenues greater than $10 billion. NACD data indicates that on a per director basis, Aetna’s nonmanagement Director compensation level falls between the median and the 75th percentile of a broader industry group of large companies (revenues greater than $10 billion) over the last four years; and at the median level of the healthcare industry companies.

Details regarding retainer fees for Board and Committee service are set forth in footnote 1 to the 2013 Director Compensation table.

The 2013 Director Compensation table sets forth for 2013 the total compensation of each of the nonmanagement Directors. Actual compensation for any Director, and amounts shown in the 2013 Director Compensation table, may vary by Director due to the Committees on which a Director serves and other factors described in footnote 3 to the 2013 Director Compensation table.

AETNA INC. - 2014 Proxy Statement	27

I. ELECTION OF DIRECTORS

2013 Director Compensation

Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)	All Other Compensation(3)	Total(4)
Fernando Aguirre	$ 86,834	$160,007	$15,776	$262,617
Frank M. Clark	86,500	160,007	45,213	291,720
Betsy Z. Cohen	84,000	160,007	46,635	290,642
Molly J. Coye, M.D.	91,000	160,007	45,213	296,220
Roger N. Farah	98,000	160,007	44,115	302,122
Barbara Hackman Franklin	87,500	160,007	46,578	294,085
Jeffrey E. Garten	86,500	160,007	40,213	286,720
Ellen M. Hancock	96,500	160,007	46,635	303,142
Richard J. Harrington	99,334	160,007	17,288	276,629
Edward J. Ludwig	114,500	160,007	44,115	318,622
Joseph P. Newhouse	86,500	160,007	36,635	283,142
(1)

The amounts shown in this column include any cash compensation that was deferred by Directors during 2013 under the Aetna Inc. Non-Employee Director Compensation Plan (the “Director Plan”). See “Additional Director Compensation Information” beginning on page 29 for a discussion of Director compensation deferrals. Amounts in this column consist of one or more of the following:

Activity	Fees Earned or Paid in Cash
Annual Retainer Fee	$75,000
Lead Director	15,000
Chair of the Audit Committee	15,000
Membership on the Audit Committee	7,500
Chair of the Compensation Committee	15,000
Membership on the Compensation Committee	7,500
Chair of the Nominating Committee	10,000
Membership on the Nominating Committee	5,000
Chair of the Investment and Finance Committee	8,000
Chair of the Medical Affairs Committee	8,000
Committee Membership (except as set forth above) (other than the Chairs)	4,000
(2)

Amounts shown in this column represent the full grant date fair value for RSUs granted in 2013 computed in accordance with FASB ASC Topic 718, excluding forfeiture estimates. Refer to pages 121-124 of Aetna’s 2013 Annual Report, Financial Report to Shareholders for all relevant valuation assumptions used to determine the grant date fair value of the stock awards included in this column. On May 17, 2013, Aetna granted each nonmanagement Director then in office 2,665 RSUs. The full grant date fair value is calculated by multiplying the number of units granted times the closing price of Aetna’s Common Stock on the date of grant. See “Additional Director Compensation Information” beginning on page 29 for a discussion of various stock unit awards and their respective deferrals.

At December 31, 2013, the number of outstanding stock awards held by each Director was 2,665. Refer to the Beneficial Ownership Table on page 32 for more information on Director holdings of Common Stock.

28	AETNA INC. - 2014 Proxy Statement

I. ELECTION OF DIRECTORS

(3)

All Other Compensation consists of the items in the following table. See “Additional Director Compensation Information” beginning below for a discussion of certain components of All Other Compensation.

	Group Life Insurance and Business Travel Accident Insurance Premiums	Charitable Award Program(a)	Matching Charitable Contributions(b)	Total
Fernando Aguirre	$ 776	$ 0	$15,000	$15,776
Frank M. Clark	2,288	27,925	15,000	45,213
Betsy Z. Cohen	3,710	27,925	15,000	46,635
Molly J. Coye, M.D.	2,288	27,925	15,000	45,213
Roger N. Farah	1,190	27,925	15,000	44,115
Barbara Hackman Franklin	3,710	27,925	14,943	46,578
Jeffrey E. Garten	2,288	27,925	10,000	40,213
Ellen M. Hancock	3,710	27,925	15,000	46,635
Richard J. Harrington	2,288	0	15,000	17,288
Edward J. Ludwig	1,190	27,925	15,000	44,115
Joseph P. Newhouse	3,710	27,925	5,000	36,635
(a)

Refer to “Director Charitable Award Program” on page 30 for information about the Charitable Award Program, which was discontinued for any new Director joining the Board after January 25, 2008. Amounts shown are pre-tax, and do not reflect the anticipated tax benefit to the Company from the charitable contributions under the Charitable Award Program. Directors derive no personal financial or tax benefit from this program.

(b)

These amounts represent matching contributions made by Aetna Foundation, Inc. pursuant to Aetna’s charitable giving programs, which encourage contributions by eligible persons to charitable organizations. Through the 2013 Aetna Foundation Matching Grants Program for Directors, up to $15,000 in eligible contributions per person per program year are matched at 100% by Aetna Foundation, Inc. Amounts shown are pre-tax. Directors derive no personal financial or tax benefit from this program.

(4)

The Company has not granted stock appreciation rights (“SARs”) or stock options to nonmanagement Directors since 2004. Therefore, no amount associated with SARs or stock options is included in this column. As of December 31, 2013, there were no outstanding SARs or stock options held by nonmanagement Directors.

Additional Director Compensation Information

Director Deferrals

The amounts shown in the “Fees Earned or Paid in Cash” and “Stock Awards” columns of the 2013 Director Compensation table include amounts that were deferred by Directors during 2013 under the Director Plan. Under the Director Plan, nonmanagement Directors may defer payment of some or all of their annual retainer fees, vested RSUs and dividend equivalents paid on stock units to an unfunded stock unit account or unfunded interest account until after they have resigned or retired (as defined in the Director Plan) from the Board or elect to diversify their stock unit holdings as described below.

During the period of deferral, amounts deferred to the stock unit account track the value of the Common Stock and earn dividend equivalents. During the period of deferral, amounts deferred to the interest account accrue interest pursuant to a formula equal to the rate of interest paid from time to time under the fixed interest rate fund option of the Aetna 401(k) Plan, which was 2.30% for the period January to March 2013; 2.25% for the period April to June 2013; 2.15% for the period July 2013 to September 2013; and 1.95% for the period October to December 2013.

Under the Director Plan, beginning at age 68, Directors are allowed to make an annual election to diversify up to 100% of their voluntary deferrals into the stock unit account out of stock units and into an interest account. During 2013, no Director made such a diversification election. Directors who make a diversification election remain subject to the Board’s Director Stock Ownership Guidelines.

Stock Unit and Restricted Stock Unit Awards

Prior to 2012, nonmanagement Directors, upon their initial election to the Board, received a one-time grant of Initial Units convertible upon retirement from Board service into 6,000 shares of Common Stock. Generally, to become fully vested in the Initial Units, a Director must complete three years of service following the grant. If service is terminated sooner by reason of death, disability, retirement or acceptance of a position in government service, a Director is entitled to receive the full grant if the Director has completed a minimum of six consecutive months of service as a Director from the date of grant.

AETNA INC. - 2014 Proxy Statement	29

I. ELECTION OF DIRECTORS

A Director’s right with respect to unvested Initial Units also will vest upon a change in control of Aetna (as defined in the Director Plan). If a Director terminates Board service prior to completion of three years of service from the grant date of any Initial Units that have not otherwise vested under the terms of the Director Plan, the Director will be entitled to receive a pro rata portion of the award. Although Directors receive dividend equivalents on the Initial Units, they have no voting rights with respect to the Initial Units granted. The Initial Units granted are not transferable. All of the current nonmanagement Directors received Initial Units.

On May 17, 2013, Aetna granted each nonmanagement Director then in office 2,665 RSUs under the Director Plan. The full grant date fair value of the RSUs granted to each nonmanagement Director was $160,007. The RSUs vest in quarterly increments over a one-year period beginning May 17, 2013, and are payable at the end of the one-year period in shares of Common Stock or can be deferred under the Director Plan to a stock unit account or an interest account as described above. The RSUs granted to a nonmanagement Director will vest immediately if the Director ceases to be a Director because of death, disability, retirement or acceptance of a position in government service. All RSUs granted to nonmanagement Directors also will vest upon a change in control of Aetna (as defined in the Director Plan). The unvested RSUs granted to nonmanagement Directors do not earn dividend equivalents, have no voting rights and are not transferable.

Director Charitable Award Program

Prior to January 26, 2008, Aetna maintained a Director Charitable Award Program (the “Program”) for nonmanagement Directors serving on the Board. After a review of the Program and competitive practices, the Board decided to close the Program, and any Director who first joins the Board after January 25, 2008 will not be eligible to participate. However, to recognize pre-existing commitments, the Program remains in place for Directors serving prior to that date. Under the Program, Aetna will make a charitable contribution of $1 million in ten equal annual installments allocated among up to five charitable organizations recommended by a participating Director once he or she reaches age 72. For Mr. Farah, who joined the Board in 2007, contributions would occur once he reaches age 75. The Program may be funded indirectly by life insurance on the lives of the participating Directors. Messrs. Harrington and Aguirre are not eligible to participate in the Program because they joined the Board after the Program closed to new Directors.

Beneficiary organizations recommended by Directors must be, among other things, tax exempt under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the

“Code”). Donations Aetna ultimately makes are expected to be deductible from Aetna’s taxable income for purposes of U.S. federal and other income taxes. Directors derive no personal financial or tax benefit from the Program, since all insurance proceeds and charitable deductions accrue solely to Aetna.

The Program values included in footnote 3 to the 2013 Director Compensation table represent an estimate of the present value of the total annual economic net cost of the Program, pre-tax, for current and former Directors, allocated equally among the Directors still participating in the Program. The present value calculation considers estimates of (a) premiums paid on whole life insurance policies purchased with respect to certain of the Directors to fund part of the Program; (b) the expected future charitable contributions to be paid by Aetna on behalf of current and former Directors; (c) expenses associated with administering the Program; and (d) the expected future proceeds from such whole life insurance policies which are, in turn, based on expected mortality, as well as assumptions related to future investment returns of the policies.

Other Benefits

Aetna provides $150,000 of group life insurance and $100,000 of business travel accident insurance (which includes accidental death and dismemberment coverage) for its nonmanagement Directors. Optional medical, dental and long-term care coverage for nonmanagement Directors and their eligible dependents also is available to Directors at a cost similar to that charged to Aetna employees and may be continued into retirement by eligible Directors.

Aetna also reimburses nonmanagement Directors for the out-of-pocket expenses they incur that pertain to Board membership, including travel expenses incurred in connection with attending Board, Committee and shareholder meetings, and for other Aetna business-related expenses (including the business-related travel expenses of spouses if they are specifically invited to attend an event).

From time to time, Aetna also may transport Directors to and from Board meetings or Directors and their guests to and from other Aetna business functions on Company aircraft.

30	AETNA INC. - 2014 Proxy Statement

I. ELECTION OF DIRECTORS

2014 Nonmanagement Director Compensation

On September 26, 2013, the Nominating Committee and Cook reviewed a director compensation study prepared by Cook, and on December 6, 2013, the Board voted to approve the Director compensation package for nonmanagement Directors for 2014. The Board set the total value of target compensation for 2014 at approximately $266,664 consisting of stock-based compensation, cash and benefits and excluding the estimated cost of the Charitable Award Program. The annual Board retainer was increased to $85,000. In addition, for 2014, the retainer for the Chair of the Audit Committee was increased from $15,000 to $20,000, and the retainer for each Audit

Committee member was raised from $7,500 to $10,000 in light of the demands of service on this committee. Chair retainers remain at $15,000 for the Compensation Committee, $8,000 for the Investment and Finance Committee, $8,000 for the Medical Affairs Committee and $10,000 for the Nominating Committee. Committee member retainers remain at $4,000 for the Executive Committee, the Investment and Finance Committee and the Medical Affairs Committee; $5,000 for the Nominating Committee; and $7,500 for the Compensation Committee. The annual retainer for the Lead Director also was increased from $15,000 to $25,000.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our Directors, our executive officers and certain other persons to file reports of holdings and transactions in our Common Stock with the SEC. Based on our records and other information, we believe that during our fiscal year ended December 31, 2013, our Directors and executive officers timely met all applicable SEC filing requirements.

Security Ownership of Certain Beneficial Owners, Directors, Nominees and Executive Officers

The following table presents, as of December 31, 2013, the names of the only persons known to Aetna to be the beneficial owners of more than 5% of the outstanding shares of our Common Stock. The information set forth in the table below and in the related footnotes was furnished by the identified persons to the SEC.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent(1)
BlackRock, Inc.	25,181,871	(2)	6.96%
40 East 52nd Street
New York, NY 10022
Capital Research Global Investors	25,043,840	(3)	6.92%
333 South Hope Street
Los Angeles, CA 90071
State Street Corporation	22,921,932	(4)	6.33%
State Street Financial Center
One Lincoln Street
Boston, MA 02111
Wellington Management Company, LLP	18,741,592	(5)	5.18%
280 Congress Street
Boston, MA 02210
(1)	Based on the number of outstanding shares of Common Stock at December 31, 2013: 362,005,654.

(2)

Of the reported shares of Common Stock, BlackRock, Inc. reports that it has sole voting power with respect to 20,600,809 shares, shared voting power with respect to no shares and sole dispositive power with respect to all 25,181,871 shares.

(3)

Capital Research Global Investors (“CRGI”) reports that it is a division of Capital Research and Management Company. Of the reported shares of Common Stock, CRGI reports that it has sole voting and sole dispositive power with respect to all 25,043,840 shares. CRGI disclaims beneficial ownership of all reported shares of Common Stock.

(4)

Of the reported shares of Common Stock, State Street Corporation reports that it has shared voting and shared dispositive power with respect to all 22,921,932 shares. Of the reported shares of Common Stock, 7,438,163 shares are held by State Street Corporation in its capacity as the trustee of the Aetna 401(k) Plan and 2,372 shares are held by State Street Corporation in its capacity as the trustee of the Aetna Affiliate 401(k) Plan.

AETNA INC. - 2014 Proxy Statement	31

I. ELECTION OF DIRECTORS

(5)

Wellington Management Company, LLP (“Wellington Management”) reports that, in its capacity as investment adviser, it may be deemed to beneficially own 18,741,592 shares of Common Stock which are held of record by clients of Wellington Management. Of the reported shares of Common Stock, Wellington Management reports that it has shared voting power with respect to 9,546,877 shares, shared dispositive power with respect to all 18,741,592 shares, and sole voting and sole dispositive power with respect to no shares.

Beneficial Ownership Table

The following table presents, as of March 28, 2014, the beneficial ownership of, and other interests in, shares of our Common Stock of each current Director, each Nominee, each executive officer named in the 2013 Summary

Compensation Table on page 47 and Aetna’s Directors and executive officers as a group. The information set forth in the table below and in the related footnotes has been furnished by the respective persons.

Amount and Nature of Beneficial Ownership
Name of Beneficial Owner and Position	Common Stock		Percent of Common Stock	Common Stock Equivalents(9)	Total
Fernando Aguirre	2,575		*	12,783(10)	15,358
(current Director and Nominee)
Frank M. Clark	8,630	(1)	*	26,812(10)	35,442
(current Director and Nominee)
Betsy Z. Cohen	51,859		*	89,383(10)	141,242
(current Director and Nominee)
Molly J. Coye, M.D.	8,700		*	16,904(10)	25,604
(current Director and Nominee)
Roger N. Farah	3,000		*	44,483(10)	47,483
(current Director and Nominee)
Barbara Hackman Franklin	26,028		*	42,381(10)	68,409
(current Director and Nominee)
Jeffrey E. Garten	27,321	(2)	*	27,421(10)	54,742
(current Director and Nominee)
Ellen M. Hancock	44,852		*	108,149(10)	153,001
(current Director and Nominee)
Richard J. Harrington	414		*	39,963(10)	40,377
(current Director and Nominee)
Edward J. Ludwig	6,959	(2)	*	43,014(10)	49,973
(current Director and Nominee)
Joseph P. Newhouse	2,000	(2)	*	78,152(10)	80,152
(current Director and Nominee)
Mark T. Bertolini	1,779,425	(3)	*	1,469,525(11)	3,248,950
(Chairman, Chief Executive Officer and President, current Director, Nominee and named executive officer)
Joseph M. Zubretsky	1,051,558	(4)	*	320,966(12)	1,372,524
(named executive officer)
Shawn M. Guertin	42,144	(5)	*	148,888(13)	191,032
(named executive officer)
William J. Casazza	121,111	(6)	*	133,008(14)	254,119
(named executive officer)
Margaret M. McCarthy	82,112	(7)	*	214,709(15)	296,821
(named executive officer)
Karen S. Rohan	14,909		*	215,868(16)	230,777
(named executive officer)
Kristi Ann Matus	3,181		*	28,516(17)	31,697
(named executive officer)
Directors and Executive	3,368,378	(8)	0.94%	3,172,213(18)	6,540,591
Officers as a group (19 persons)
*	Less than 1%

Unless noted in the following footnotes, each person currently has sole voting and investment powers over the shares set forth in the Beneficial Ownership Table. None of the shares reported are pledged as security.

(1)	Includes 7,630 shares held in an irrevocable trust of which Mr. Clark is sole trustee; and 1,000 shares held jointly with Mr. Clark’s spouse, as to which Mr. Clark shares voting and investment powers.

32	AETNA INC. - 2014 Proxy Statement

I. ELECTION OF DIRECTORS

(2)	All shares held jointly with the Director’s spouse with whom the Director shares voting and investment powers.

(3)	Includes 1,158,472 shares that Mr. Bertolini has the right to acquire currently or within 60 days of March 28, 2014, upon the exercise of SARs.

(4)	Includes 633,795 shares that Mr. Zubretsky has the right to acquire currently or within 60 days of March 28, 2014, upon the exercise of SARs.

(5)	Includes 3,000 shares held jointly with Mr. Guertin’s spouse, as to which Mr. Guertin shares voting and investment powers, and 605 shares held through the Aetna 401(k) Plan by Mr. Guertin.

(6)

Includes 82,841 shares that Mr. Casazza has the right to acquire currently or within 60 days of March 28, 2014, upon the exercise of SARs and 4,367 shares held through the Aetna 401(k) Plan by Mr. Casazza.

(7)	Includes 80,469 shares held in a revocable living trust of which Ms. McCarthy is sole trustee; and 1,643 shares held through the Aetna 401(k) Plan by Ms. McCarthy.

(8)

Directors and executive officers as a group have sole voting and investment power over 1,409,243 shares, share voting and investment power with respect to 84,027 shares (including 6,784 shares held through the Aetna 401(k) Plan). Also includes 1,875,108 shares that executive officers have the right to acquire currently or within 60 days of March 28, 2014, upon the exercise of SARs. At March 28, 2014, there were no outstanding SARs held by nonmanagement Directors.

(9)

Common stock equivalents include unvested stock units, RSUs, Performance Stock Units (“PSUs”), Market Stock Units (“MSUs”) and performance stock appreciation rights (“PSARs”) that do not earn dividend equivalents and have no voting rights. Common stock equivalents also include vested stock units that earn dividend equivalents but do not have voting rights.

(10)

Includes stock units issued under the Director Plan and plans of Aetna’s predecessors, as applicable. Certain of the stock units are not vested — see “Stock Unit and Restricted Stock Unit Awards” beginning on page 29. Stock units track the value of the Common Stock and vested stock units earn dividend equivalents that may be reinvested, but do not have voting rights. Also includes RSUs granted to each nonmanagement Director under the Director Plan which are unvested, or vested but not yet payable, and are payable in shares of the Common Stock.

(11)

Includes 28,647 RSUs that will vest in three annual installments beginning on March 3, 2015, 18,416 RSUs that will vest in two annual installments beginning on February 1, 2015; and 22,327 RSUs that will vest on February 2, 2015. The RSUs do not earn dividend equivalents and have no voting rights. Also includes 35,781 PSUs that will vest on February 1, 2015; 28,156 PSUs, 100,000 PSUs and 41,517 PSUs that may vest on February 1, 2015, January 5, 2016 and March 3, 2017, respectively. Also includes 60,741 MSUs and 129,314 MSUs that may vest on February 2, 2015 and February 1, 2016, respectively, based on the average closing price of the Common Stock for the final 30 trading days of the applicable vesting period. Also includes 700,000 PSARs that may vest in full on August 5, 2016 and 304,626 SARs that are exercisable in three annual installments beginning on March 3, 2015.

(12)

Includes 20,506 PSUs that will vest on February 1, 2015; 16,136 PSUs and 21,174 PSUs that may vest on February 1, 2015 and March 3, 2017, respectively. Also includes 33,683 MSUs and 74,107 MSUs that may vest on February 2, 2015 and February 1, 2016, respectively, based on the average closing price of the Common Stock for the final 30 trading days of the applicable vesting period. Also includes 155,360 SARs that are exercisable in three annual installments beginning on March 3, 2015.

(13)

Includes 7,865 PSUs that will vest on February 1, 2015; 6,189 PSUs and 11,210 PSUs that may vest on February 1, 2015 and March 3, 2017, respectively. Also includes 7,486 MSUs, 5,467 MSUs and 28,421 MSUs that may vest on February 2, 2015, March 12, 2015 and February 1, 2016, respectively, based on the average closing price of the Common Stock for the final 30 trading days of the applicable vesting period. Also includes 82,250 SARs that are exercisable in three annual installments beginning on March 3, 2015.

(14)

Includes 8,258 PSUs that will vest on February 1, 2015; 6,498 PSUs and 8,719 PSUs that may vest on February 1, 2015 and March 3, 2017, respectively. Also includes 15,719 MSUs and 29,842 MSUs that may vest on February 2, 2015, and February 1, 2016, respectively, based on the average closing price of the Common Stock for the final 30 trading days of the applicable vesting period. Also includes 63,972 SARs that are exercisable in three annual installments beginning on March 3, 2015.

(15)

Includes 38,802 vested deferred stock units that earn dividend equivalents that are reinvested in stock units. Stock units do not have voting rights. Also includes 10,814 PSUs that will vest on February 1, 2015, 8,509 PSUs and 11,625 PSUs that may vest on February 1, 2015 and March 3, 2017, respectively. Also includes 20,584 MSUs and 39,079 MSUs that may vest on February 2, 2015, and February 1, 2016, respectively, based on the average closing price of the Common Stock for the final 30 trading days of the applicable vesting period. Also includes 85,296 SARs that are exercisable in three annual installments beginning on March 3, 2015.

(16)

Includes 35,804 RSUs that will vest in two annual installments beginning on July 23, 2014. The RSUs do not earn dividend equivalents and have no voting rights. Also includes 13,751 PSUs and 7,472 PSUs that will vest on July 23, 2014 and February 1, 2015, respectively, 5,879 PSUs and 11,418 PSUs that may vest on February 1, 2015 and March 3, 2017, respectively. Also includes 15,467 MSUs, 15,304 MSUs and 27,000 MSUs that may vest on July 23, 2014, July 23, 2015, and February 1, 2016, respectively, based on the average closing price of the Common Stock for the final 30 trading days of the applicable vesting period. Also includes 83,773 SARs that are exercisable in three annual installments beginning on March 3, 2015.

(17)

Includes 14,248 RSUs that will vest on March 5, 2015. The RSUs do not earn dividend equivalents and have no voting rights. Also includes 4,588 PSUs that will vest on February 1, 2015. Also includes 5,732 MSUs and 3,948 MSUs that may vest on March 5, 2015, and February 1, 2016, respectively, based on the average closing price of the Common Stock for the final 30 trading days of the applicable vesting period.

(18)

Includes 500,130 stock units issued to Directors; 14,652 unvested RSUs issued to Directors; 14,663 RSUs that are vested but not yet payable issued to Directors; 38,802 vested deferred stock units issued to Ms. McCarthy; and 2,603,966 unvested PSARs, RSUs, MSUs and PSUs issued to executive officers as a group.

AETNA INC. - 2014 Proxy Statement	33

COMPENSATION DISCUSSION AND ANALYSIS

I.	2013 — A Year of Strong Operating Performance and Effective Execution of Our Strategy

A.	2013 Company Performance At-a-Glance

Total shareholder return: 50%	Operating earnings per share: $5.85 A 14% increase over 2012	Dividend increase of 12.5% to: $.90 per share (annualized) Fourth increase to dividend since 2011	Acquired Coventry Health Care, Inc., the largest acquisition in our history.

B.	2013 Company Performance and Related Impact on Compensation Decisions

The Company’s financial performance in 2013 was strong and continued to reflect the Company’s attention to capital deployment, a balanced business mix and effective execution of our strategy. During 2013, the Company delivered:

•

Strong Shareholder Returns. During 2013, our stock price increased 48.3% from $46.25 on January 2, 2013 to $68.59 on December 31, 2013. On March 28, 2014, our stock closed at $74.10. Our total shareholder return for 2013 was just over 50%, and our three-year cumulative total shareholder return was 134.52%.

Competitors include: Cigna Corporation, Humana Inc., UnitedHealth Group Incorporated and WellPoint, Inc.

•

Solid Operating Earnings. For 2013, we reported operating earnings per share of $5.85, a 14% increase over 2012. This brings our 3-year operating earnings per share compound annual growth rate to 17%, well ahead of our managed healthcare peers.

34	AETNA INC. - 2014 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

•

Increase to Dividend. On December 6, 2013, the Company announced a 12.5% increase to its quarterly cash dividend from $0.20 per share ($0.80 annualized) to $0.225 per share ($0.90 annualized), reflecting continued confidence in our strategy and our commitment to enhancing total return for our shareholders. This is the fourth increase to our dividend since February 2011.

* Projected. Declaration and payment of future dividends are at the discretion of the Board and may be adjusted as business needs or market conditions change.

•

Excellent Progress on Strategic Initiatives. Aetna reported excellent progress on several strategic initiatives. Through acquisitions and developing technologies, Aetna has created a unique set of capabilities that permit the Company to capitalize on exciting new consumer and provider opportunities in the marketplace. During 2013, Aetna completed the acquisition of Coventry Health Care, Inc. (“Coventry”), the largest acquisition in our history. The Coventry acquisition enhances our core businesses, increases our exposure to government programs and creates strong synergy value. We were able to close this transaction earlier than projected, which allowed Aetna to begin the integration process, and we achieved the high end of our 2013 synergy and accretion targets for the acquisition. During 2013, we continued to advance our efforts to shift the fee-for-service-based health care model toward patient-centric population health management and developed a strong strategy and foundation to participate in the public and private insurance exchange marketplace. As part of this strategy, we continued to grow our Accountable Care Solutions business, which differentiates, reduces medical costs and drives membership growth through integrated solutions using our technology assets.

•	Pre-tax Operating Margin in High Single Digits. Aetna reported a 2013 pre-tax operating margin of 7.9%, consistent with our high single digit target.

Operating earnings per share and pre-tax operating margin are non-GAAP financial measures. Refer to Annex A to this Proxy Statement for a reconciliation of these and other non-GAAP financial measures to the most directly comparable GAAP measures.

The Company’s executive pay decisions reflect the alignment between executive compensation and Company performance:

•	Annual Bonus Payments Above Target. Our annual bonus program (the “ABP”), which is weighted 80% on annual financial metrics, was funded at 107.2% of target.

•

2012 Long-Term Incentive Equity Programs Vested Above Target. The 2012 PSU program vested at 100.4% in the aggregate based on performance during 2012 and 2013. The 24-month portion of the 2012 MSU program vested at 150% based on attaining the one-year earnings goal and two-year stock price growth surpassing 50%. The remaining 36-month portion of the 2012 MSU grant will vest in 2015.

C.	2013 “Say on Pay” Vote/Compensation Plan Design Changes

At the 2013 annual meeting, holders of 88.3% of Aetna’s shares voted on a non-binding advisory basis to approve the Company’s 2013 Named Executive Officer (“NEO”) compensation, reflecting strong concurrence with the Company’s executive compensation program. Despite this solid shareholder vote in favor of our executive compensation programs, the Compensation Committee continues to refine the Company’s programs to improve their alignment with the interests of our shareholders and to respond to shareholder feedback. During 2013, with the assistance of its independent compensation consultant, Cook, the Committee reviewed the Company’s executive compensation programs. As a result of this review and reflecting conversations the Company has had with certain of its largest shareholders, the Company adopted the following compensation program changes for 2013 and 2014:

2013 Change

•

Lengthened the performance and vesting periods for MSUs granted under our long-term incentive equity program. For 2013, the MSU portion of the long-term incentive equity program was modified so that the award will vest only if either of the two-year aggregate operating earnings or revenue goals are met or exceeded. Subject to that performance threshold, the award will fully vest 36 months from the grant date, based on the Company’s stock price performance over that period up to a maximum of 150% of the units granted. These awards continue to be settled in stock and are subject to a stock ownership requirement and related sales restrictions as described beginning on page 43.

AETNA INC. - 2014 Proxy Statement	35

COMPENSATION DISCUSSION AND ANALYSIS

2014 Changes

•

Lengthened the vesting period and modified the performance period for PSUs. The Committee determined that the vesting period for PSUs should be lengthened from 24 months to 36 months and that the performance goal should be replaced by a 24-month goal established at the start of the performance period (changed from two one-year goals). This change responds to shareholder requests for a longer-term program, tempered by the continuing uncertainty created by health care reform and the evolving health care benefits marketplace.

•	Replaced MSUs with SARs for senior executives. For the Company’s most senior executives, the Committee decided to replace the MSU portion of the long-term incentive equity program (70% of the value of the long-term award) with stock appreciation rights (“SARs”). Because SARs have a 10-year term, this change supports the Company’s long-term strategic focus to drive change in the healthcare industry and to create long-term shareholder value.

•

Updated Health Care Comparison Group. For 2014 pay decisions, the Committee will replace the 2013 Health Care Comparison Group with the Updated Health Care Comparison Group described on page 46 (the “Updated Health Care Comparison Group”). This revision to the 2013 Health Care Comparison Group was prompted by the acquisition of Coventry and includes healthcare companies that are ..5x to 2x our projected 2014 revenue.

II.	Objectives of Our Executive Compensation Program

An understanding of our executive compensation program begins with the program objectives. Although we have made changes to our program in recent years, our objectives remain the same. These include:

•

Aligning the interests of our executives and shareholders. We seek to align the interests of our executives with those of our shareholders through equity-based compensation that is settled in shares of Aetna Common Stock and executive share ownership requirements.

•

Linking rewards to performance. We seek to implement a pay-for-performance philosophy by tying a significant portion of our executives’ compensation to their achievement of financial and other goals that are linked to the Company’s business strategy and each executive’s contributions towards the achievement of those goals.

•

Offering competitive compensation. We seek to offer an executive compensation program that is competitive and that helps us attract, motivate and retain top performing executives in the highly competitive global market for health care talent.

We continue to believe that a significant portion of executive compensation should be variable and based on defined performance goals and/or stock price change (i.e., “at risk”). Our program meets this goal by delivering compensation in the form of equity and other performance-based awards.

The chart below shows the 2013 mix of target compensation opportunity for Mr. Bertolini and for the other Named Executive Officers as a group.

36	AETNA INC. - 2014 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

III.	Summary of 2013 Chief Executive Officer Compensation Decisions

MR. BERTOLINI’S COMPENSATION

	2012		2013
Salary	$1,000,000		$1,000,000
Annual Bonus(1)
Target = 300% of Salary	74.4% of target		115% of target
Cash Delivered	$892,800		$1,380,000
Equity Delivered	$1,339,200		$2,070,000
Long-term Incentive Opportunity	$8,125,387	(2)	$9,100,014	(3)
Special One-time Performance-based Retention Award	N/A		$17,607,320	(4)

(1)

Bonus amount was paid 40% in cash and 60% in RSUs. The RSUs for performance year 2013 were granted on March 3, 2014 and will vest over a 36-month period (one-third per year). Due to Securities and Exchange Commission reporting rules for equity awards, the RSUs granted in 2013 for performance year 2012 are reported in the Summary Compensation Table on page 47, and the RSUs granted in 2014 for performance year 2013 will be reported in Aetna’s 2015 Proxy Statement.

(2)	Reflects the grant date fair value of MSUs ($5,690,871) and PSUs ($2,434,516) granted on February 2, 2012.
(3)	Reflects the grant date fair value of MSUs ($6,370,008) and PSUs ($2,730,006) granted on February 1, 2013.
(4)	Reflects the grant date fair value of performance-based SARs ($11,182,320) and performance stock units ($6,425,000) discussed on page 38.

Below is a summary of the Compensation Committee’s compensation decisions for Mr. Bertolini:

•	2013 Compensation Opportunity (excluding the special one-time performance-based retention award)

–

Mr. Bertolini’s 2013 total direct compensation opportunity ($13.1 million at target) was established at approximately the 50th percentile of the comparison groups we use to assess our compensation. (The 2013 Health Care Comparison Group and the 2013 Cross-Industry Comparison Group are listed on page 46. Together, these groups are referred to as the “Comparison Group(s)”). For this purpose, the special one-time performance-based retention award discussed below was not considered.

–

Within the total direct compensation opportunity, Mr. Bertolini’s 2013 annual bonus target was set at 300% of his annual base salary. Of this amount, 60% was paid in RSUs which are tied directly to the value of Aetna shares and which will vest over three years. The Compensation Committee recognizes that Mr. Bertolini’s annual bonus opportunity is high compared to the annual bonus target of his peers in the Comparison Groups when viewed in isolation. However, when this bonus opportunity was first established on his appointment as CEO, there was a corresponding reduction to Mr. Bertolini’s annual long-term incentive equity grant value to keep his total compensation opportunity at the levels noted above. This change in mix of pay opportunity was made to more directly align Mr. Bertolini’s total direct compensation opportunity with the Company’s annual financial performance, while continuing the focus on creation of long-term shareholder value and retention.

–

Mr. Bertolini’s 2013 long-term incentive opportunity was set at $9.1 million. As described more fully on this page, this grant was delivered 70% in MSUs ($6.37 million) and 30% in PSUs ($2.73 million). The MSUs and PSUs granted in 2013 are described on page 42 and will vest during 2016 and 2015, respectively, subject to Mr. Bertolini’s continued employment and Company performance.

•	Compensation Decisions for 2013

–	Base Salary. Mr. Bertolini’s salary was not adjusted in 2013. His annual base salary is at the 25th percentile of the CEOs of the 2013 Health Care Comparison Group.

–

Annual Bonus. Mr. Bertolini’s annual bonus for 2013 was determined primarily on the basis of Company’s strong financial performance against the ABP goals described in detail beginning on page 40 and paid out at 115% of target. The Committee and Board considered that in 2013 the Company’s total return to shareholders was 50% and that the Company’s three-year cumulative total shareholder return was 134.5%. The Compensation Committee and the Board also conducted a subjective review of Mr. Bertolini’s individual qualitative performance. The individual qualitative performance factors considered consisted primarily of execution of strategy (including innovation and the continuing transformation of the Company’s business model), results of business operations (including the closing of the Coventry acquisition and related integration; delivery of Coventry synergy targets for 2013; growth of the Commercial and Government businesses; and development of consumer focused platforms), and leadership. Mr. Bertolini continues to be a recognized thought leader who serves as a positive and constructive influence on the implementation of health care reform and the related transformation of the health care system. Mr. Bertolini has built effective relationships with investors, thought leaders and other constituents across the healthcare industry. In 2013, he was again recognized as one of the top 10 most influential persons in health care. Mr. Bertolini has built a strong leadership team who, under his direction, are driving the business and executing the Company’s

AETNA INC. - 2014 Proxy Statement	37

COMPENSATION DISCUSSION AND ANALYSIS

strategy, while focusing on the Company’s long-term success. The annual bonus for 2013 was paid 40% in cash and 60% in a grant of RSUs that will vest over a 36-month period.

•	Long-Term Incentive Awards. The Compensation Committee determined that the performance target set for the first performance period of the PSUs granted in 2013 had been met.

•	Special One-time Performance-based Retention Award.

–

In August 2013, the Committee approved a special one-time performance-based retention award for Mr. Bertolini, consisting of PSUs and PSARs (together, the “Performance-based Retention Award”). The Performance-based Retention Award was designed to recognize Mr. Bertolini’s outstanding performance since his appointment as the Company’s CEO in November 2010 and to further incent him to achieve sustained superior performance.

–

The Performance-based Retention Award includes significant performance hurdles that must be met in order for Mr. Bertolini to receive any value from the award. It was designed to help ensure Mr. Bertolini’s continued employment for a minimum of three years as the Company enters a period of unprecedented industry change and aggressive Company goals. Achieving these goals will be critical to the Company’s long-term success. During this period, among other initiatives, the Company must successfully execute on the integration of its Coventry acquisition and navigate through the historic changes of health care reform. The Board and the Committee believe Mr. Bertolini possesses the unique combination of leadership qualities and industry experience to transform Aetna and, through his thought leadership, help create a more effective health care system. Accordingly, the Performance-based Retention Award was structured to retain Mr. Bertolini and incent him to lead the Company to the achievement of the carefully calibrated goals described below.

–

The PSU portion of the Award represents the opportunity to earn 50,000 of the Company’s common shares at the threshold performance level, 100,000 common shares at the target performance level, and a maximum opportunity to earn 150,000 common shares. The performance metric for the PSUs measures Company performance relative to a stretch cumulative three year pre-tax operating income performance goal that excludes net investment income. Attaining the target performance goal would likely result in the Company significantly exceeding the low double digit long-term average operating earnings per share growth goal that the Company has publicly disclosed. The performance period for these PSUs is the three-year period January 1, 2013 through December 31, 2015. If Company performance is below the threshold level at the end of the performance period, the PSUs will be forfeited and will not vest. The payment, if any, on these PSUs will be deferred to an unfunded deferred stock unit account which will not be paid to Mr. Bertolini until 6 months following his termination of employment with the Company.

–

The PSAR portion of the Performance-based Retention Award represents the opportunity to vest in 400,000 PSARs at the threshold performance level, 600,000 PSARs at the target performance level, with a maximum opportunity to vest in 700,000 PSARs (in each case with an exercise price for the PSARs equal to $64.25, the closing price of Aetna common shares on August 5, 2013, the grant effective date). The performance metric for the PSARs measures the Company’s total shareholder return relative to the Updated Health Care Comparison Group outlined on page 46. Threshold level of vesting for the PSARs will occur only if the Company achieves total shareholder return above the median total shareholder return of the peer group during the three-year performance period. The target and maximum level of vesting require performance at the 87.5 percentile and top of the ranked peer group performance, respectively. The performance period for the PSARs is the three-year period from August 5, 2013 to August 5, 2016. If the standard for threshold performance is not met at the end of the performance period, the PSARs will be forfeited and will not vest. The Compensation Committee believes the PSARs relative performance vesting schedule to be robust. Except for specified events noted on page 39, the Award will fully vest, if at all, only if Mr. Bertolini remains continuously employed with the Company throughout the applicable three-year performance period.

The chart below shows the vesting schedule for the PSARs:

Aetna TSR Ranking Relative to Updated Health Care Comparison Group	Units That Will Vest Based on Aetna’s Rank Relative to Updated Health Care Comparison Group
1	700,000
2	600,000
3	500,000
4	400,000
5	0
6	0
7	0
8	0

The Company would have ranked third relative to this group of peers based on the three-year period immediately prior to the grant date, which would have resulted in a below target vesting level.

38	AETNA INC. - 2014 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

IV.	2013 Compensation Policies

What are the elements of the Company’s executive compensation program?

The 2013 compensation program for our Named Executive Officers consisted of the following components:

Component	Description	Purpose
Base Salary	Fixed cash compensation based on the executive’s past and potential future performance, scope of responsibilities, experience and competitive market pay practices.	Provide a fixed, baseline level of compensation that is not contingent upon Company performance.
Performance-Based Annual Bonus	Cash payment tied to meeting annual performance goals set for the fiscal year that are tied to the Company’s annual business plan and individual performance.	Motivate executives to achieve superior annual financial and operational performance.
Long-Term Equity Incentives:[1]
MSUs	Performance-based stock units earned based on the achievement of two factors. The first factor is a two-year performance goal. The second factor is stock price change over a 36-month period. If the performance goal is met, the MSUs granted in 2013 will vest in a single installment at the end of a 36-month period based on stock price change over the same period as described on page 42.	Align compensation with changes in Aetna’s stock price and shareholder return experience.
PSUs[2]	Performance-based stock units which pay out, if at all, based on the Company’s performance against separate year one (50%) and year two (50%) financial goals. If the goals are met, the PSUs granted in 2013 will vest in a single installment at the end of a 24-month vesting period as described on page 42.	Align achievement of specific internal financial performance objectives with the creation of shareholder value, increase executive stock ownership and provide retention incentives.
RSUs	Time-vested stock units that vest over the time period set at grant, typically 36 months.	Align compensation with changes in Aetna’s stock price and the creation of shareholder value, and strengthen retention.
PSARs	Stock appreciation rights that vest, if at all, based on total shareholder return (stock price and dividends) relative to industry peers over a three year period.	Align compensation with changes in Aetna’s stock price, creation of shareholder value, and performance relative to established peer group.

The Company also provides health, welfare and retirement benefits to its executives and other employees generally.

How are the total cash and equity compensation amounts determined?

Our compensation program is generally designed to set total cash and equity compensation opportunity (considered as base salary, performance-based annual bonus and long-term incentive equity awards) for senior executives at an amount that is competitively reasonable and appropriate for our business needs and circumstances. For the Named Executive Officers, the Compensation Committee reviews the cash and equity compensation opportunities available to similarly positioned executives of companies in the Comparison Groups. The Compensation Committee also reviews third-party compensation surveys. The companies that make up each Comparison Group and the reasons they were selected are listed on page 46. The third-party compensation surveys are purchased from outside compensation vendors selected by our human resources department, and the data provided by the vendors is reviewed by the Committee’s independent compensation consultant. The data presented to the Compensation Committee includes a regression analysis (market compensation data adjusted to account for company size based on revenue) where available. The compensation of our Named Executive Officers is compared across the Named Executive Officer group and with the compensation of other senior executives of the Company for internal pay relativity purposes. The Compensation Committee, however, has not established a specific pay relativity percentage.

Our compensation program is generally designed to deliver above-median total compensation for above median performance and below-median total compensation for below-median performance. For executives with compensation opportunities that are more highly variable,

[1]	All awards are settled in stock and are subject to stock ownership requirements.
[2]

As described on page 38, the PSUs granted in connection with the Performance-based Retention Award for Mr. Bertolini will pay out, if at all, at the end of 36-months if the Company meets a 3-year pre-tax operating income performance goal that excludes net investment income.

AETNA INC. - 2014 Proxy Statement	39

COMPENSATION DISCUSSION AND ANALYSIS

including the Named Executive Officers, total cash and equity compensation opportunity may be above the median, but “at risk” amounts are paid only if performance goals are achieved or exceeded. In addition, the value of the equity awards is directly subject to stock price change. In setting total compensation opportunity, the Compensation Committee does not, on a formulaic basis, set target compensation opportunity at the precise median of the Comparison Groups. Instead, the Compensation Committee uses Comparison Group information as a reference point to make what is ultimately a subjective decision that balances (i) a competitive level of compensation for a position; (ii) executive experience and scope of responsibility; (iii) individual performance; (iv) percent of pay “at risk”; and (v) retention. There is no pre-defined formula that determines which of these factors is more or less important, and the emphasis placed on a specific factor may vary among executive officers and will reflect market conditions and business needs at the time the pay decision is made.

How are base salaries for executive officers determined?

In making annual base salary determinations, the Compensation Committee considers:

•	the terms of any employment agreement with the executive;

•	the recommendations of our CEO (as to executives other than himself);

•	salary paid to persons in comparable positions in the Comparison Groups;

•	the executive’s experience and scope of responsibility; and

•	a subjective assessment of the executive’s individual past and potential future contribution to Company results.

Base salary, as a percent of total compensation, also differs based on the executive’s position and function. Although the Compensation Committee has not established a specific ratio of base salary to total compensation, in general, executives with the highest level and broadest scope of responsibility have the lowest percentage of their compensation fixed as salary and have the highest percentage of their compensation subject to performance-

based standards (performance-based annual bonus and long-term incentives).

Ms. Rohan and Mr. Zubretsky received salary increases in 2013 of 12.5% and 3.7%, respectively. These amounts reflect the changes in their roles as we reorganized in anticipation of the closing of the Coventry acquisition. These increases became effective on April 8, 2013. Effective February 25, 2013, Mr. Guertin’s salary was increased from $515,000 to $700,000 in connection with his appointment as the Company’s Chief Financial Officer and Chief Enterprise Risk Officer. Messrs. Bertolini and Casazza, Ms. McCarthy and Ms. Matus did not receive an increase for 2013 as their base salary levels were deemed appropriate in the context of their total direct compensation.

How are annual performance-based bonuses determined?

Except for a portion of Mr. Bertolini’s bonus (described beginning on page 37), 2013 annual bonuses were paid in cash. All executive officers and managers are eligible to participate in the ABP. The Compensation Committee, after consulting with the Board, establishes specific financial and operational goals at the beginning of each performance year. Annual bonus funding is linked directly to the achievement of these annual goals. Following the completion of the performance year, the Compensation Committee assesses performance against the pre-established performance goals to determine bonus funding for the year. The ABP goals, described in more detail below, are directly derived from our strategic and business operating plan approved by the Board. These goals, which measure annual results, were selected to balance the delivery of financial results with the achievement of internal and external constituent goals. The Company believes it is important to consider these non-financial constituent goals, which have a 20% ABP weighting, because they help keep a focus on our longer-term success and the quality of our brand and reputation, rather than purely annual financial results.

Under the ABP, if all of the goals are met at the target level in the aggregate, then up to 100% of the target bonus pool is funded. If the goals are exceeded in the aggregate, by a sufficient margin, then up to a maximum of 200% of the target bonus pool is funded. At the threshold performance level, 25% of the target bonus pool is funded.

For 2013, bonus pool funding under the ABP was determined as set forth below:

Weight	Measure	Threshold	Target	Maximum	Actual Performance	Performance Level	Weighted Points
80%	Financial Performance
50%	Adjusted operating earnings per share(1)	$ 5.13	$ 5.61	$ 6.12	$ 5.77	>target	63.3
10%	Adjusted Revenue(2)	$45,301	$47,729	$49,658	$46,281	<target	6.9
10%	Risk Underwriting Margin(3)	$ 6,156	$ 6,983	$ 7,587	$ 6,645	<target	7.9
10%	G&A as a % of Revenue(4)	15.19%	14.19%	13.18%	14.5%	<target	7.2
20%	Constituent Index Performance
8%	Member(5)	87.5%	100%	109%	107.5%	>target	10.6
4%	External(6)	79%	100%	121%	100%	=target	4.0
8%	Internal(7)	92%	100%	110%	99%	<target	7.3
Total							107.2

40	AETNA INC. - 2014 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

(1)

Adjusted operating earnings per share is a non-GAAP financial measure used in connection with the ABP. Refer to Annex A to this Proxy Statement for a reconciliation of adjusted operating earnings per share to the most directly comparable GAAP measure. Adjusted operating earnings per share excludes from net income attributable to Aetna (a) net realized capital gains; (b) other items, if any, that neither relate to the ordinary course of our business nor reflect our underlying business performance; and (c) the financing component of our pension and other postretirement benefit plan expense. These adjustments are established when the target is set at the start of the year.

(2)

Adjusted revenue is a non-GAAP financial measure used in connection with the ABP. Refer to Annex A to this Proxy Statement for a reconciliation of adjusted revenue to the most directly comparable GAAP measure. Adjusted revenue excludes from total revenue (a) net realized capital gains; (b) net investment income; and (c) other items, if any, that neither relate to the ordinary course of our business nor reflect our underlying business performance. These adjustments are established when the target is set at the start of the year.

(3)

Risk underwriting margin is a non-GAAP financial measure used in connection with the ABP. Refer to Annex A to this Proxy Statement for a reconciliation of risk underwriting margin to the most directly comparable GAAP measure. Risk underwriting margin is calculated by subtracting health care costs and current and future benefits from total premiums. Other items, if any, that neither relate to the ordinary course of our business nor reflect our underlying business performance also are excluded from the calculation of risk underwriting margin. These adjustments are established when the target is set at the start of the year.

(4)

General and administrative expenses (“G&A”) as a percentage of revenue is a non-GAAP financial measure used in connection with the ABP. Refer to Annex A to this Proxy Statement for a reconciliation of G&A as a percentage of revenue to the most directly comparable GAAP measure. G&A as a percentage of revenue is calculated by dividing total operating expenses, excluding incentive compensation expense, selling expense and other items, if any, that neither relate to the ordinary course of our business nor reflect our underlying business performance, by operating revenue. These adjustments are established when the target is set at the start of the year.

(5)

This goal measures member health quality and satisfaction determined through external national and regional benchmarks (HEDIS and Quality Compass results) and a Company-sponsored survey of consumer perceptions across the industry.

(6)	This goal measures external constituent satisfaction determined through a Company-sponsored survey of plan sponsors, healthcare providers and brokers.

(7)	This goal measures employee engagement determined through responses to the Company’s all-employee survey as well as performance against diversity initiatives for employees and supplier groups.

After applying the weightings noted above, the Compensation Committee set the Company-wide 2013 ABP bonus pool funding at 107.2% of target. Within this pool funding, the Compensation Committee set actual bonus amounts after conducting a subjective review of each Named Executive Officer’s individual performance for the year against the business unit and qualitative performance goals established at the start of the year and considering the recommendations of Mr. Bertolini (as to executives other than himself). In determining the annual bonus for Mr. Bertolini, the Compensation Committee consulted with the non-management members of the Board. The factors considered in determining individual bonus amounts for the

Named Executive Officers are set forth below. Certain Named Executive Officers received bonus payments above the target funding level. These payments were made primarily to recognize efforts over the prior two years to negotiate, close and integrate the Coventry acquisition, the largest acquisition in our Company’s history. The acquisition was closed earlier than projected, and we achieved the high end of our 2013 targets for both synergy and earnings accretion. This acquisition significantly improves our marketplace position in both commercial and government products. The Committee believed it important to recognize the extraordinary efforts of the executives who contributed most to the success of this acquisition.

Named Executive Officer	2013 Annual Bonus Target as a Percent of Base Salary		2013 Actual Bonus as a Percent of Target	Individual Discretionary Factors
Mr. Bertolini	300%	(1)	115%	•	Described on pages 37-38.
Mr. Casazza	80%		178%	•	Leading regulatory efforts to close the Coventry acquisition earlier than projected with minimal divestitures.
				•	Effective deployment of high-quality cost-effective legal services.
				•	Litigation management (including litigation recoveries of approximately $100 million).
				•	Successful implementation of health care reform and related business opportunities from legal/compliance perspective.
Mr. Guertin	98%		149%	•	Leading efforts to close Coventry acquisition earlier than projected, achieving synergies in excess of targets and positioning the Company for further growth.
				•	Successful transition to CFO role creating strong relationships with investors.
				•	Successful delivery of 2013 operating plan with earnings per share ahead of projections.
Ms. McCarthy	90%		106%	•	Business unit operating results substantially ahead of projections.
				•	Successful delivery of technology initiatives.
				•	Executing Coventry IT platform migration strategy.
Ms. Rohan	95%		133%	•	Leading successful integration of Coventry acquisition, exceeding synergy targets for 2013.
				•	Expanded leadership role over new local and regional business model.
				•	Leading implementation of public exchanges under Affordable Care Act.
				•	Driving realignment of the local and regional business units.
Mr. Zubretsky	109%		135%	•	Leading efforts to close the Coventry acquisition earlier than projected, achieving 2013 synergy targets for business units managed.
				•	Business unit operating results substantially ahead of projections.
				•	Execution of long-term strategy for National Businesses, including care delivery transformation, consumer empowerment and Healthagen next generation platforms.
(1)	Bonus was paid 40% in cash and 60% in RSUs that vest over 36 months as described on pages 37-38.

AETNA INC. - 2014 Proxy Statement	41

COMPENSATION DISCUSSION AND ANALYSIS

How are long-term incentive equity awards (MSUs and PSUs) determined?

The Company’s 2013 long-term incentive equity award program was delivered in the form of MSUs (70%) and PSUs (30%). The objective of the MSU and PSU awards is to advance the longer-term interests of the Company and our shareholders by directly aligning executive compensation with increases in our stock price and providing incentives for executives to meet the specified MSU and PSU performance goals. These awards complement cash incentives tied to annual performance as they motivate executives to increase earnings and shareholder value over time.

As described above, individual long-term equity awards (MSUs and PSUs) are set so that, in general, when combined with base salary and annual bonus, an executive’s total target compensation opportunity approximates the compensation paid to similarly positioned executives at companies in the executive’s Comparison Groups. In 2013, the theoretical value of the long-term incentive equity awards was delivered 70% in MSUs and 30% in PSUs. This split aligns the majority (70%) of the long-term incentive value directly with shareholder interest in increasing our stock price; the value of the award declines if the stock price declines. The remaining 30% of the long-term incentive value is also tied to the value of our stock and the attainment of specific financial operating goals. The MSUs granted in 2013 to the Named Executive Officers vest over a 36-month period only if the two-year performance goal set at the time of grant is met. The PSUs granted in 2013 vest over a two-year period based on the Company’s attainment of two separate one-year performance goals. The MSU and PSU awards are settled in Common Stock, net of applicable withholding taxes, in order to reduce shareholder dilution resulting from the awards. The Company currently does not pay dividend equivalents on MSUs, PSUs or any unvested RSUs.

What is the MSU performance goal?

Market Stock Units granted in 2013 were designed to vest based on two factors. The first factor requires that the Company achieve a two-year adjusted operating earnings goal of at least $2.94 billion and/or the sum of the Company’s fiscal 2013 and 2014 consolidated revenues must exceed $71.88 billion. The second factor is the change in Aetna’s stock price between the date of grant and the final 30 trading days of the applicable vesting period. The MSUs granted in 2013 will vest 36 months from the date of grant if either of the performance goals are achieved. The number of MSUs that vest is formulaically determined based on the percentage change in the price of the Common Stock over the 36-month vesting period up to a maximum of 150% of the units granted if the Common Stock price increases 50% from the closing price on the date of the grant. If the stock price declines, both the value and number of units that are eligible to vest will be reduced.

The average closing stock price for the final 30 days of trading of the applicable vesting period will not be known until 2016.

What is the PSU performance goal?

Fifty percent of the PSUs granted in 2013 were designed to vest at 100% if the Company attained a 2013 adjusted operating earnings per share goal of $5.61 per share. The remaining fifty percent of the 2013 PSUs were designed to vest at 100% if the Company attains its 2014 adjusted operating earnings per share goal of $6.38. At maximum performance, the PSUs vest at 200% of the units granted. These goals were selected because, at the time they were established, they represented the Company’s adjusted operating earnings per share goals for each of the vesting periods. The PSU performance measurement period is a two-year period, with final vesting to occur at the end of the 24 months if each of the performance goals is achieved.

Why did the Company change the MSU program for 2013?

The Compensation Committee modified the MSUs granted in 2013 from the 2012 design to continue to lengthen the performance and vesting periods. The Compensation Committee had shortened the performance period for the 2010 and 2011 long-term incentive equity programs due to the extraordinary uncertainty surrounding health care reform, the economy and the related impact on the Company’s business. While uncertainty concerning the economy and health care reform remains, the Compensation Committee decided to transition to a longer period over which Company performance is measured and to lengthen the vesting period for MSUs to increase retention.

Does the Compensation Committee consider prior equity grants when making compensation decisions?

In making individual long-term incentive equity award decisions, the Compensation Committee does not specifically take into account prior equity grants or amounts realized on the exercise or vesting of prior equity grants in determining the equity value to be granted. The Company’s philosophy is to pay an annualized market value for the executive’s position, sized according to the performance level of the individual in the position. The Compensation Committee does, however, consider prior equity grants to executives in evaluating the overall design, timing and size of the long-term incentive equity program. In addition, in assessing the recruitment/retention risk for executives, the Compensation Committee considers the value of unvested equity awards.

What is the Company’s policy on the grant date of equity awards?

As was the case with equity awards granted in prior years, the effective date of the annual long-term incentive equity grant in 2013 was the stock market trading day after our

42	AETNA INC. - 2014 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

annual earnings were announced, and the grant price of any annual award is the closing price of our Common Stock on that day. Our annual earnings were announced prior to the opening of trading on the NYSE. The Compensation Committee selected this timing so that the award value reflected the current market value of our Common Stock, incorporating our most recent full-year earnings information and outlook. For 2014, awards were made on March 3, 2014.

The Compensation Committee also makes grants during the year, primarily in connection with hiring and promotions. Under our policy, off-cycle grants made in connection with hiring are effective on the date of hire or the 10th day of the month following the date of hire. Grants made in connection with promotions are generally effective on the date of the promotion.

What are the health, welfare and pension benefits offered?

To attract and retain employees at all levels, we offer a subsidized health and welfare benefits program that includes medical, dental, life, accident, disability, vacation and severance benefits. Our subsidy for employee health benefits is graduated so that executives pay a higher contribution than more moderately paid employees.

The Company makes a tax-qualified 401(k) plan available to substantially all of our U.S.-based employees, including the Named Executive Officers. We also offer a Supplemental 401(k) Plan to provide benefits above Code contribution limits. There is no Aetna matching contribution under the Supplemental 401(k) Plan. The Pension Plan was frozen as of December 31, 2010, and the Company’s Supplemental Pension Plan was frozen in January 2007. Interest continues to accrue on outstanding pension cash balance accruals.

Does the Company have an Employee Stock Purchase Plan?

Our tax-qualified employee stock purchase plan is available to substantially all employees, including the Named Executive Officers. This program allows our employees to buy our Common Stock at a 5% discount to the market price on the purchase date (up to a maximum of $25,000 per year). We offer this program because we believe it is important for all employees to focus on increasing the value of our Common Stock and to have an opportunity to share in our success.

Does the Company provide other compensation to its Named Executive Officers?

The Company provides only limited other compensation to the Named Executive Officers (see the All Other Compensation table in footnote 9 to the 2013 Summary Compensation Table on page 49). In the interest of security, with certain exceptions, the Company requires that the CEO use corporate aircraft for personal travel whenever use of the aircraft is not required for a business purpose. Other senior executives are also permitted to use corporate aircraft for personal travel at the discretion of the CEO. The Compensation Committee believes this practice is reasonable and appropriate given security concerns, efficiency of travel and the demands put on our Named Executive Officers’ time. A financial planning reimbursement, not to exceed $10,000, is provided to Named Executive Officers to assure sound financial planning, tax compliance and to provide more time for the executive to focus on the needs of our business. The Company does not provide any tax gross-ups related to other compensation, including perquisites (other than in connection with relocation benefits provided in connection with an executive’s relocation of residence on behalf of the Company).

What is the Company’s policy on Internal Revenue Code Section 162(m)?

Prior to 2013, Section 162(m) of the Code limited the tax deductibility of compensation in excess of $1 million paid to certain executive officers, unless the payments were made under plans that satisfy the technical requirements of the Code. It has been Company policy to maximize the tax-deductibility of payments as “performance-based compensation” under Section 162(m) to the extent practicable. Annual bonuses, MSUs and PSUs were designed so that the compensation paid would be tax deductible by the Company. As part of the new federal health care legislation enacted in 2010, Section 162(m) was revised with respect to compensation paid by health insurance companies, including the Company. Starting in 2013, an annual deduction limit of $500,000 per person applies to the compensation we pay to any of our employees and certain service providers. This tax deduction limitation applies to compensation earned after 2009, if paid after 2012. The tax deduction limitation applies whether or not the compensation is performance-based or is provided pursuant to a shareholder-approved plan. As a result, in connection with the administration of the ABP and other programs, the Company has suspended the application of the technical requirements needed to qualify compensation as performance-based under Section 162(m), although annual bonus and other programs continue to have performance-based elements.

Do executives have to meet stock ownership requirements?

The CEO and other senior executives are subject to minimum stock ownership requirements. The ownership requirements are based on the executive’s pay opportunity and position within the Company. The ownership levels (which include shares owned and vested stock units but not stock options, SARs, PSARs or unvested MSUs or PSUs) are as follows:

STOCK OWNERSHIP AS A MULTIPLE OF BASE SALARY

Position	Multiple of Salary
Chief Executive Officer	5x
Other Named Executive Officers	3x
Other Executives	.5x to 1.75x

AETNA INC. - 2014 Proxy Statement	43

COMPENSATION DISCUSSION AND ANALYSIS

Executives who do not meet their individual ownership requirement at the time an equity award vests or is exercised are required to retain up to 35% of the after-tax equity payout in shares of Common Stock until their ownership requirement is met. These shares are required to be held until the executive terminates employment with the Company. This policy applies to equity awards granted in 2010 and later and is intended to further align the interests of our executives with the interests of our shareholders.

Does the Company have a policy on hedging or pledging Company stock?

The Company’s Code of Conduct prohibits all employees (including executives) and Directors from engaging in hedging strategies using puts, calls or other types of derivative securities based upon the value of our Common

Stock. No Directors or Named Executive Officers entered into a pledge of Common Stock in 2013.

Why do the amounts of severance paid following termination of employment differ among the Named Executive Officers?

The narrative and tables beginning on page 57 outline the potential payments that would be made to the Named Executive Officers following their termination of employment under various scenarios. The difference in treatment among the Named Executive Officers is due to the dynamics of negotiation at the time the executive was hired (or promoted), the executive’s position in the Company, market practices and Company policies in effect at the time of entry into an executive’s agreement with the Company.

V.	Governance Policies

GOVERNANCE HIGHLIGHTS The Company seeks to maintain best practice standards with respect to the oversight of executive compensation. The following policies and practices were in effect during 2013:

✓	Compensation Committee composed solely of independent directors;

✓	use of an independent compensation consultant retained directly by the Compensation Committee who performs no consulting or other services for management of the Company;

✓	an annual review and approval of our executive compensation strategy by the Compensation Committee, including a review of our compensation-related risk;

✓	robust stock ownership requirements for our executive officers;

✓	a policy prohibiting all employees, including the Named Executive Officers, from engaging in hedging transactions with respect to equity securities of the Company;

✓	a compensation “clawback” policy that permits the Company to recoup performance-based compensation if the Board determines that a senior executive has engaged in fraud or misconduct;

✓	no tax gross-up benefits upon a change-in-control in new employment contracts and elimination of that provision from our Chairman and CEO’s employment agreement; and

✓

limited perquisites and other personal benefits (and no tax gross-ups on perquisites and personal benefits, other than in connection with relocation benefits provided in connection with an executive’s relocation of residence on behalf of the Company).

Many of these policies are described more fully below.

Does the Compensation Committee use an independent compensation consultant?

During 2013, the Compensation Committee engaged Cook to provide independent compensation consulting services to the Compensation Committee. Effective December 2013, the Committee engaged Meridian Compensation Partners, LLC (“Meridian”) to replace Cook and to provide independent compensation consulting services to the Compensation Committee. The role of the independent compensation consultant is to ensure that the Compensation Committee has objective information needed to make informed decisions in the best interests of shareholders based on compensation trends and practices in public companies. During the past year, the Compensation Committee requested Cook to: (i) assist in the development of agendas and materials for Compensation Committee meetings; (ii) provide market data and alternatives to consider for making compensation decisions for the CEO and other executive officers; (iii) assist in the design of the Company’s long-term compensation program; and (iv) keep the Compensation Committee and

44	AETNA INC. - 2014 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

the Board abreast of changes in the executive compensation environment. Cook also advised the Nominating Committee regarding Director compensation. Meridian will provide these services to the Nominating Committee in 2014. In accordance with Compensation Committee policy, the Company does not engage its independent compensation consultant for any services other than in support of these two Committees. Neither Cook nor Meridian had a relationship with any member of the Compensation Committee or any Executive Officer of the Company. The Compensation Committee has the sole authority to determine the compensation for and to terminate the services of the independent compensation consultant. The Compensation Committee has reviewed the independence of each of the independent compensation consultants pursuant to applicable independence rules and determined that their work does not raise any conflicts of interest.

What is the role of the CEO and the Board of Directors in determining compensation?

The CEO personally reviews and reports to the Compensation Committee on the performance of select senior executives (including all of the Named Executive Officers other than himself) and provides specific compensation recommendations to the Compensation Committee. The Compensation Committee considers this information in making compensation decisions for these executives, but the Compensation Committee does not delegate its decision-making authority to the CEO. The CEO also provides to the Compensation Committee a self-evaluation. The CEO does not, however, present a recommendation for his own compensation. Prior to making any decisions regarding CEO compensation, the Compensation Committee consults with the non-management Directors and receives input from its independent compensation consultant. After discussing proposed compensation decisions for the CEO with the non-management Directors, the Compensation Committee determines the CEO’s compensation. The CEO is not present when his performance or compensation is evaluated and determined, unless invited by the Compensation Committee.

Does the Compensation Committee review tally sheets?

In setting executive officer compensation, the Compensation Committee reviews tally sheets prepared for each executive officer. The tally sheets provide information that is in addition to the information shown in the 2013 Summary Compensation Table. The tally sheets show not only current year compensation, but also historical equity gains and the in-the-money value of outstanding equity awards (vested and unvested). The tally sheets also show amounts that would be paid under various termination of employment scenarios. While compensation decisions are based on competitive market pay data and individual performance, the Compensation Committee uses the tally sheets as a reference point and as a basis for comparing program participation across the executive group. In particular, the Compensation Committee uses the tally sheets to understand the effect compensation decisions have on various possible termination of employment scenarios. During 2013, the information in the tally sheets was consistent with the Compensation Committee’s expectations and, therefore, the tally sheets did not have an effect on individual compensation decisions.

Does the Compensation Committee review risk associated with the Company’s compensation policies and practices?

Annually, as part of its compensation review process, the Compensation Committee requests the Company’s chief enterprise risk officer to oversee a review of the Company’s compensation policies for executives and other employees to determine whether those programs create risks that, individually or in the aggregate, are reasonably likely to have a material adverse effect on the Company. As part of this risk review process in 2013, the chief enterprise risk officer, assisted by human resources personnel, inventoried Company compensation programs and established a financial framework, consistent with other enterprise risk management protocols, to identify compensation policies or practices that could have a material adverse effect on the Company. This review included the structure and material features of each program, the behaviors the programs are intended to reward, as well as program features or Company policies that operate to mitigate risk. After conducting the review and assessing potential risks, the Company determined, and the Compensation Committee concurred, that the design of each incentive program contains sufficient design features, controls, limits and/or financial requirements so that the program does not create risks that are reasonably likely to have a material adverse effect on the Company.

Although a significant portion of the Company’s executive compensation is performance-based, we do not believe that our programs encourage excessive or unnecessary risk-taking. Overall, our compensation mix, including the use of equity and other long-term incentives, is generally consistent with competitive market practice. While risk is a necessary part of growing a business, our executive compensation program attempts to mitigate risk and align the Company’s compensation policies with the long-term interests of the Company by selecting performance goals that are directly aligned with the Company’s strategic plan, balancing annual and longer-term incentives, using multiple performance measures (including financial and non-financial measures) and applying program caps. Other risk mitigation features include the Company’s executive stock ownership requirement and the Company’s “clawback” policy which are described beginning on page 43 and below, respectively.

Does the Company have a clawback/recoupment policy?

Several years ago, the Company adopted a policy regarding the recoupment of performance-based incentive

AETNA INC. - 2014 Proxy Statement	45

COMPENSATION DISCUSSION AND ANALYSIS

compensation. Under the policy, if the Board determines that a senior executive of the Company has engaged in fraud or intentional misconduct that has caused a material restatement of the Company’s financial statements, the Board will review the performance-based compensation earned by that senior executive on the basis of the Company’s performance during the periods materially affected by the restatement. If, in the Board’s view, the performance-based compensation would have been lower if it had been based on the restated results, the Board may seek to recoup the portion of the performance-based compensation that would not have been awarded to that senior executive. This policy applies to the Company’s executive officers as well as the Chief Accounting Officer and Head of Internal Audit. In addition, equity awards issued to employees include a provision that allows the Company to recoup gains if the employee violates covenants that prohibit terminated employees from soliciting our customers and employees, disclosing confidential information and, for some employees, providing services to certain competitors of the Company.

VI.	Comparison Group Company Lists

The companies in each of the compensation Comparison Groups are listed below. The companies in the 2013 Health Care Comparison Group were selected because they represent some of our closest competitors. The companies in the 2013 Cross-Industry Comparison Group were selected from the FORTUNE 200 and are companies that we compete against for talent and capital, without regard to industry. The pay information for each group was developed using market pay survey data provided by Cook and data purchased from other third-party compensation vendors.

2013 Health Care Comparison Group:

Assurant, Inc.	Health Net, Inc.	UnitedHealth Group Incorporated
Cigna Corporation	Humana Inc.	WellPoint, Inc.
Coventry Health Care, Inc.

Updated Health Care Comparison Group:

With the acquisition of Coventry on May 7, 2013, we updated our healthcare peer group to include companies that are .5x-2x our estimated 2014 revenue. The Updated Health Care Comparison Group was used when designing the special one-time performance-based retention award for Mr. Bertolini and will be used for 2014 pay decisions.

AmerisourceBergen Corporation	Covidien Public Limited Company	WellPoint, Inc.
Cardinal Health, Inc.	Humana Inc.
Cigna Corporation	UnitedHealth Group Incorporated

2013 Cross-Industry Comparison Group:(1)

3M Company	Johnson & Johnson	PepsiCo, Inc.
The Allstate Corporation	Kimberly-Clark Corporation	Pfizer Inc.
Bristol-Myers Squibb Company	Kraft Foods Group, Inc.	Raytheon Company
Comcast Corporation	Lockheed Martin Corporation	State Farm Insurance Company
General Dynamics Corporation	Medco Health Solutions, Inc.	Time Warner Inc.
HCA Holdings, Inc.	Merck & Co., Inc.	The Travelers Companies, Inc.
The Hartford Financial Services Group, Inc.	Metropolitan Life Insurance Company	United Technologies Corporation
Honeywell International Inc.	Nationwide Financial Services, Inc.	The Walt Disney Company
International Paper Company	Northrop Grumman Corporation	Xerox Corporation

(1)	If pay data for a comparable position is not available from a company on this list, the company is not included in the 2013 Cross-Industry Comparison Group for that position.

Third Party Compensation Surveys:

•	Frederic W. Cook & Co., Inc. Long-Term Incentive Survey;

•	Pearl Meyer Executive and Senior Management Total Compensation Survey;

•	Mercer’s Integrated Health Network Survey; and

•	Hewitt Total Compensation Measurement Survey.

46	AETNA INC. - 2014 Proxy Statement

EXECUTIVE COMPENSATION

The 2013 Summary Compensation Table summarizes the total compensation paid or earned for the fiscal year ended December 31, 2013 and applicable comparative data for 2012 and 2011 by our Chairman, Chief Executive Officer and President, each of the persons who served as Chief Financial Officer during 2013, our three most highly paid executive officers and one additional individual for whom disclosure would have been provided but for the fact that the individual was not serving as an executive officer at the end of 2013 (collectively, the “NEOs” or “Named Executive Officers”). When setting compensation for each of the Named Executive Officers, the Compensation Committee reviews tally sheets which show the executive’s current compensation, including equity and non-equity based compensation.

The cash ABP award amounts for 2013 are disclosed in the 2013 Summary Compensation Table as “Non-Equity Incentive Plan Compensation” and are not categorized as a

“Bonus” payment under SEC rules. The amounts listed under “Non-Equity Incentive Plan Compensation” were approved by the Compensation Committee in February 2014. The amounts listed under “Bonus” were approved in 2012 by the Compensation Committee and paid to Ms. Matus and Ms. Rohan in recognition of their career moves. Please refer to the 2013 Grants of Plan-Based Awards table and related footnotes beginning on page 50 for information about the number of RSUs, PSUs, MSUs and PSARs, as applicable, awarded to each of the Named Executive Officers in the fiscal year ended December 31, 2013.

The Company has entered into employment arrangements with certain of the Named Executive Officers. Refer to “Agreements with Named Executive Officers” beginning on page 65 for a discussion of those employment arrangements.

2013 Summary Compensation Table

The following table shows the compensation provided by Aetna to each of the Named Executive Officers in 2013 and applicable comparative data for 2012 and 2011.

Name and Principal Position(1)	Year	Salary	Bonus	Stock Awards(2)		Option Awards(6)	Non-Equity Incentive Plan Compen- sation(7)	Change in Pension Value and Nonqualified Deferred Compen- sation Earnings(8)	All Other Compen- sation(9)	Total
Mark T. Bertolini Chairman, Chief Executive Officer and President	2013	$996,169	$0	$16,870,691	(3)(4)(5)	$11,182,320	$1,380,000	$ 12,844	$ 283,385	$30,725,409
	2012	977,159	0	11,125,421		0	892,800	33,584	256,971	13,285,935
	2011	1,000,000	0	7,299,731		0	2,000,000	5,208	251,396	10,556,335
Joseph M. Zubretsky Senior Executive Vice President, National Businesses, Former CFO and Chief Enterprise Risk Officer	2013	837,548	0	5,218,763	(3)(4)	0	1,250,000	1,097	91,395	7,398,803
	2012	795,520	0	4,505,866		0	750,179	2,268	148,349	6,202,182
	2011	800,000	0	4,332,191		0	1,333,200	326	122,873	6,588,590

Shawn M. Guertin	2013	661,877	0	2,001,525	(3)(4)	0	1,000,000	0	82,534	3,745,936
Executive Vice President, CFO and Chief Enterprise Risk Officer

William J. Casazza Executive Vice President and General Counsel	2013	523,347	0	2,101,555	(3)(4)	0	750,000	0	18,418	3,393,320
	2012	509,676	0	2,102,769		0	280,712	304,342	25,140	3,222,639
	2011	509,180	0	2,115,770		0	679,364	192,553	18,640	3,515,507
Margaret M. McCarthy Executive Vice President, Operations and Technology	2013	627,960	0	2,752,018	(3)(4)	0	601,548	5,835	167,750	4,155,111
	2012	611,556	0	2,753,567		0	413,079	11,670	212,232	4,002,104
	2011	610,962	0	2,770,593		0	935,763	4,283	170,831	4,492,432
Karen S. Rohan Executive Vice President, Local and Regional Businesses	2013	649,514	0	1,901,398	(3)(4)	0	850,000	0	46,196	3,447,108
	2012	241,424	135,000	3,676,450		0	254,345	0	52,892	4,360,111

Kristi Ann Matus Former Executive Vice President, Government Services	2013	388,889	0	2,001,525	(3)(4)	0	0	0	1,882,856	4,273,270
	2012	569,498	800,000	3,801,577		0	418,325	0	725,976	6,315,376

(1)

Principal position at April 18, 2014. In February 2013, Mr. Zubretsky became Senior Executive Vice President, National Businesses and was succeeded as Chief Financial Officer and Chief Enterprise Risk Officer by Shawn M. Guertin. Also in February 2013, Ms. Rohan was appointed Executive Vice President, Local and

AETNA INC. - 2014 Proxy Statement	47

EXECUTIVE COMPENSATION

Regional Businesses. On July 5, 2013, Ms. Matus terminated employment with Aetna. Ms. Matus and Ms. Rohan joined Aetna on March 5, 2012 and July 23, 2012, respectively, and therefore were not NEOs in 2011. Mr. Guertin was not an NEO in 2012 or 2011. At December 31, 2013, Mr. Guertin was Senior Vice President, Chief Financial Officer and Chief Enterprise Risk Officer, and Mr. Casazza was Senior Vice President, General Counsel.

(2)

The amounts reported in this column represent the aggregate grant date fair value of the stock awards granted in the relevant year computed in accordance with FASB ASC Topic 718, excluding forfeiture estimates. Refer to pages 121-124 of Aetna’s 2013 Annual Report, Financial Report to Shareholders for all relevant valuation assumptions used to determine the grant date fair value of the stock awards included in this column. Amounts shown in this column for 2013 include the grant date fair value of PSUs, MSUs and RSUs granted to each Named Executive Officer in 2013. The PSU and MSU grant date fair values are based upon the probable outcome of the performance conditions associated with these PSUs and MSUs as of the date of grant.

(3)

The grant date fair value of the PSUs granted to the NEOs in February 2013 assuming the highest level of performance conditions associated with these PSUs occurs is as follows: Mr. Bertolini $5,460,012; Mr. Zubretsky $3,129,093; Mr. Guertin $1,200,171; Mr. Casazza $1,260,092; Ms. McCarthy $1,650,065; Ms. Rohan $1,140,056; and Ms. Matus $1,200,171. The grant date fair value of the PSUs granted to Ms. Matus in February 2013, adjusted to reflect the termination of her employment, assuming the highest level of performance conditions associated with these PSUs occurs is $350,123. There are two independent performance periods for the PSUs granted in February 2013. Period One applies to 50% of the PSUs granted in February 2013 and runs from January 1, 2013 through December 31, 2013. Period Two applies to the remaining 50% of the PSUs granted in February 2013 and runs from January 1, 2014 through December 31, 2014. The Compensation Committee determined that the Company achieved the one-year performance goals for Period One that were set at the time of the respective grants at the above target level. As a result, 50% of the PSUs granted in February 2013 will convert into 1.2708 vested PSUs per granted PSU on the applicable vesting date. Following the completion of Period Two, the Compensation Committee will determine the Company’s achievement of the one-year performance goals for Period Two that were set by the Compensation Committee on February 27, 2014. Vesting of all the PSUs granted in February 2013 to Messrs. Bertolini, Zubretsky, Guertin and Casazza and Mses. McCarthy and Rohan is subject to continued employment of the applicable NEO on December 31, 2014. The PSUs granted to Ms. Matus in 2013 will continue to vest on a pro-rated basis, except her unvested 2013 PSUs subject to performance Period Two which were forfeited due to her termination of employment. Each vested PSU represents one share of Common Stock and will be paid in shares of Common Stock, net of taxes.

(4)

The grant date fair value of the MSUs granted to the NEOs in February 2013 assuming the highest level of performance conditions associated with these MSUs occurs is as follows: Mr. Bertolini $9,564,710; Mr. Zubretsky $5,481,324; Mr. Guertin $2,102,159; Mr. Casazza $2,207,264; Ms. McCarthy $2,890,478; Ms. Rohan $1,997,055; and Ms. Matus $2,102,159. The grant date fair value of the MSUs granted to Ms. Matus in February 2013, adjusted to reflect the termination of her employment, assuming the highest level of performance conditions associated with these MSUs occurs is $292,014. Following 2014, the Compensation Committee will determine the Company’s achievement of the two-year aggregate operating earnings or consolidated revenues goals for 2013 and 2014 set at the time of the grant, which will allow for the continued vesting of these MSU awards. As a result: at the end of the three-year vesting period on February 1, 2016, MSUs granted on February 1, 2013 will be converted into between zero and 1.5 vested MSUs. Vesting of all the MSUs granted in February 2013 to Messrs. Bertolini, Zubretsky, Guertin and Casazza and Mses. McCarthy and Rohan is subject to continued employment of the NEO on February 1, 2016. The MSUs granted to Ms. Matus in 2013 will continue to vest on a pro-rated basis due to her termination of employment. The conversion ratio on the vesting date will be calculated by dividing the average closing price of the Common Stock for the final 30 trading days of the applicable vesting period by $48.48, the closing price of the Common Stock on the February 1, 2013 grant date. The resulting quotient will be capped at 1.5 and will be multiplied by the number of MSUs that are eligible to vest at the end of that vesting period to yield the number of MSUs that vest. Each vested MSU represents one share of Common Stock and will be paid in shares of Common Stock, net of taxes.

(5)

The grant date fair value of the PSUs granted to Mr. Bertolini on August 5, 2013 assuming the highest level of performance conditions associated with these PSUs occurs is $9,637,500. There is one performance period for the PSUs granted on August 5, 2013. That performance period runs from January 1, 2013 through December 31, 2015. Following the completion of the performance period, the Compensation Committee will determine the Company’s achievement of the three-year pre-tax operating income performance goal that excludes net investment income and was set by the Compensation Committee at the time of the grant. Vesting of all the PSUs granted on August 5, 2013 is subject to continued employment of Mr. Bertolini on December 31, 2015. The payment, if any, on these PSUs will be deferred to an unfunded deferred stock unit account which will not be paid to Mr. Bertolini until six months following his termination of employment with the Company. Each vested PSU represents one share of Common Stock and will be paid in shares of Common Stock, net of taxes.

(6)

Grant date fair value of the PSARs granted to Mr. Bertolini on August 5, 2013 based on the probable outcome of performance conditions. These PSARs have an exercise price of $64.25 (the closing price of the Common Stock on August 5, 2013) and may vest in one installment on August 5, 2016. The grant date fair value of these PSARs assuming the highest level of performance conditions associated with these PSARs occurs is $13,046,040. The PSAR values are calculated using a modified Black-Scholes Model for pricing options. The PSAR award represents the opportunity to vest in 400,000 PSARs at the threshold performance level, 600,000 PSARs at the target performance level, with a maximum opportunity to vest in 700,000 PSARs. The performance metric for the PSARs measures the Company’s total shareholder return relative to a defined group of seven Company peers. Threshold level of vesting for the PSARs will occur only if the Company achieves total shareholder return above the median total shareholder return of the peer group during the three-year performance period. The target and maximum levels of vesting require performance at the 87.5 percentile and top of the ranked peer group performance, respectively. The performance period for the PSARs is the three-year period from August 5, 2013 to August 5, 2016. If the standard for threshold performance is not met at the end of the performance period, the PSARs will be forfeited and will not vest. Refer to page 124 of Aetna’s 2013 Annual Report, Financial Report to Shareholders for all relevant valuation assumptions used to determine the grant date fair value of this PSAR grant. The chart below shows the vesting schedule for the PSARs:

Aetna TSR Ranking Relative to Defined Peer Group*	Units That Will Vest Based on Aetna’s Rank Relative to Defined Peers
1	700,000
2	600,000
3	500,000
4	400,000
5	0
6	0
7	0
8	0

*	Peer Group includes AmerisourceBergen Corporation; Cardinal Health, Inc.; Cigna Corporation; Covidien Public Limited Company; Humana Inc.; UnitedHealth Group Incorporated; and Wellpoint, Inc.

(7)

Amounts shown in this column represent cash bonus awards for the relevant calendar year under the ABP. For 2013, bonus pool funding under the ABP depended upon Aetna’s performance against certain measures discussed under “How are annual performance-based bonuses determined?” beginning on page 40. Mr. Bertolini’s 2013 ABP award was paid 40% ($1,380,000) in cash and 60% ($2,070,000) in RSUs with a grant date of March 3, 2014 that vest over three years (one-third per year). These RSUs will be included in the 2014 Grants of Plan-Based Awards Table in Aetna’s 2015 Proxy Statement.

48	AETNA INC. - 2014 Proxy Statement

EXECUTIVE COMPENSATION

(8)

Amounts in this column only reflect pension values and do not include earnings on deferred compensation amounts because such earnings are neither above-market nor preferential. Refer to the 2013 Nonqualified Deferred Compensation table and “Deferred Compensation Narrative” beginning on page 56 for a discussion of deferred compensation. The following table presents the change in present value of accumulated benefits under the Pension Plan and Supplemental Pension Plan from December 31, 2012 through December 31, 2013. See “Pension Plan Narrative” on page 55 for a discussion of pension benefits and the economic assumptions behind the figures in this table.

Named Executive Officer	Pension Plan	Supplemental Pension Plan
Mark T. Bertolini	$ 5,050	$ 7,794
Joseph M. Zubretsky	1,097	0
Shawn M. Guertin**	0	0
William J. Casazza	(60,490)	(105,512)
Margaret M. McCarthy	3,139	2,696
Karen S. Rohan**	0	0
Kristi Ann Matus**	0	0

**

Mr. Guertin, Ms. Rohan and Ms. Matus are not eligible to participate in the Pension Plan because they joined the Company after the Pension Plan was frozen on December 31, 2010. Mr. Guertin, Ms. Rohan and Ms. Matus are not eligible to participate in the Supplemental Pension Plan.

(9)	All Other Compensation consists of the following for 2013:

	Mark T. Bertolini	Joseph M. Zubretsky	Shawn M. Guertin	William J. Casazza	Margaret M. McCarthy	Karen S. Rohan	Kristi A. Matus
Personal Use of Corporate Aircraft(a)	$238,251	$24,724	$ 5,010	$ 0	$147,557	$30,848	$0
Personal Use of Corporate Vehicles(b)	17,407	41,871	30	164	110	48	81
Professional Association/Club Dues(c)	2,427	0	0	2,154	204	0	1,180
Financial Planning	10,000	9,500	0	800	4,579	0	10,000
Relocation Expenses(d)	0	0	62,194	0	0	0	128,333
Company Matching Contributions Under Aetna 401(k) Plan(e)	15,300	15,300	15,300	15,300	15,300	15,300	15,300
Termination Payment(f)	0	0	0	0	0	0	987,500
Base Salary Continuation(f)	0	0	0	0	0	0	725,000
Outplacement Services(f)	0	0	0	0	0	0	14,400
COBRA Subsidy Payments(f)	0	0	0	0	0	0	1,062
TOTAL	$283,385	$91,395	$82,534	$18,418	$167,750	$46,196	$1,882,856
(a)

The calculation of incremental cost for personal use of Company aircraft includes only those variable costs incurred as a result of personal use, such as fuel and allocated maintenance costs, and excludes non-variable costs which the Company would have incurred regardless of whether there was any personal use of the aircraft.

(b)	Represents the aggregate incremental cost to the Company of personal use of a Company driver and vehicle.

(c)	Represents annual membership dues to professional organizations and clubs.

(d)

Represents certain of Mr. Guertin’s relocation expenses paid by the Company, including $52,721 for movement of household goods, as well as a mortgage subsidy and tax assistance. Represents certain of Ms. Matus’s relocation expenses paid by the Company, including $84,351 for the loss on the sale of her previous home and $24,962 for duplicate housing, as well as tax assistance and movement of household goods.

(e)	Represents actual match received under the Aetna 401(k) Plan attributable to the 2013 plan year.

(f)	Represents one-time termination payment, base salary continuation, individual outplacement services and COBRA subsidy payable pursuant to Ms. Matus’s Separation Agreement dated July 25, 2013.

AETNA INC. - 2014 Proxy Statement	49

EXECUTIVE COMPENSATION

2013 Grants of Plan-Based Awards

The following table sets forth information concerning plan-based equity and non-equity awards granted by Aetna during 2013 to the Named Executive Officers.

				Estimated Future Payouts Under Non-Equity Incentive Plan Awards(7)				Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	Exercise or Base Price of Option Awards ($)		Grant Date Fair Value of Stock and Option Awards ($)(10)
Name	Grant Date		Approval Date	Threshold ($)	Target ($)		Maximum ($)	Threshold (#)(9)	Target (#)	Maximum (#)
Mark T. Bertolini	2/1/2013	(1)	1/17/2013	—	—		—	14,078	56,312	112,624				2,730,006
	2/1/2013	(2)	1/17/2013	—	—		—	0	129,314	193,971				6,376,473
	8/5/2013	(3)	8/4/2013	—	—		—	50,000	100,000	150,000				6,425,000
	8/5/2013	(4)	8/4/2013	—	—		—	400,000	600,000	700,000		64.25	(4)	11,182,320
	2/1/2013	(5)	1/17/2013	—	—		—				27,624			1,339,212
				0	1,200,000	(8)	3,000,000
Joseph M. Zubretsky	2/1/2013	(1)	1/17/2013	—	—		—	8,068	32,272	64,544				1,564,547
	2/1/2013	(2)	1/17/2013	—	—		—	0	74,107	111,161				3,654,216
				0	935,000		3,000,000
Shawn M. Guertin	2/1/2013	(6)	1/17/2013 and 1/30/2013	—	—		—	3,095	12,378	24,756				600,085
	2/1/2013	(2)	1/17/2013	—	—		—	0	28,421	42,632				1,401,440
				0	700,000		3,000,000
William J. Casazza	2/1/2013	(1)	1/17/2013	—	—		—	3,249	12,996	25,992				630,046
	2/1/2013	(2)	1/17/2013	—	—		—	0	29,842	44,763				1,471,509
				0	420,288		3,000,000
Margaret M. McCarthy	2/1/2013	(1)	1/17/2013	—	—		—	4,255	17,018	34,036				825,033
	2/1/2013	(2)	1/17/2013	—	—		—	0	39,079	58,619				1,926,985
				0	567,338		3,000,000
Karen S. Rohan	2/1/2013	(1)	1/17/2013	—	—		—	2,940	11,758	23,516				570,028
	2/1/2013	(2)	1/17/2013	—	—		—	0	27,000	40,500				1,331,370
				0	675,000		3,000,000
Kristi Ann Matus	2/1/2013	(1)	1/17/2013	—	—		—	3,095	12,378	24,756				600,085
	2/1/2013	(2)	1/17/2013	—	—		—	0	28,421	42,632				1,401,440
				0	0		0
(1)

Represents PSUs granted in 2013 under the Amended Aetna Inc. 2010 Stock Incentive Plan (the “2010 Stock Plan”) in the respective amounts listed. The Compensation Committee approved the grant of these PSUs at a meeting on January 17, 2013, with an effective grant date of February 1, 2013. As discussed in “What is the Company’s policy on the grant date of equity awards?” beginning on page 42, in 2013, the Company’s annual equity awards were made at the closing price of the Common Stock on the stock market trading day after our annual earnings were announced. The release of Aetna’s full year earnings occurs prior to the opening of trading on the NYSE. In 2013, Aetna announced its full year 2012 earnings on January 31, 2013, and the grants of equity awards were made effective at the close of business on February 1, 2013. The PSUs do not earn dividend equivalents and have no voting rights. See the discussion of long-term incentive equity awards in “How are long-term incentive equity awards (MSUs and PSUs) determined?” on page 42 for a discussion of the vesting of these awards based on the Compensation Committee’s determination that the Company has attained the applicable performance metrics. Refer to footnote 3 on page 48 for a discussion of how the number of vested PSUs was determined for performance Period One and how the number of vested PSUs will be determined for performance Period Two. Each vested PSU represents one share of Common Stock and will be paid in shares of Common Stock, net of taxes, as a result of a determination by the Compensation Committee.

(2)

Represents MSUs granted in 2013 under the 2010 Stock Plan in the respective amounts listed. The Compensation Committee approved the grant of these MSUs at a meeting on January 17, 2013, with an effective grant date of February 1, 2013. Following 2014, the Compensation Committee will determine the Company’s achievement of the two-year aggregate operating earnings or consolidated revenues goals for 2013 and 2014 set at the time of the grant, which will allow for the continued vesting of these MSU awards. These MSUs may vest on February 1, 2016. The MSUs do not earn dividend equivalents and have no voting rights. See the discussion of long-term incentive equity awards in “How are long-term incentive equity awards (MSUs and PSUs) determined?” on page 42 for a discussion of the vesting of these awards. Refer to footnote 4 on page 48 for a description of how the number of vested MSUs will be determined. Each vested MSU represents one share of Common Stock and will be paid in shares of Common Stock, net of taxes, as a result of a determination by the Compensation Committee.

(3)

Represents PSUs granted in 2013 under the 2010 Stock Plan. The Compensation Committee approved the grant of these PSUs at a meeting on August 4, 2013, with an effective grant date of August 5, 2013. The PSUs do not earn dividend equivalents and have no voting rights. See the discussion of long-term incentive equity awards in “Special One-time Performance-based Retention Award” on page 38 for a discussion of the vesting of these awards. Refer to footnote 5 on page 48 for a discussion of how the number of vested PSUs will be determined for this grant. Each vested PSU represents one share of Common Stock and will be paid in shares of Common Stock, net of taxes, as a result of a determination by the Compensation Committee. The payment, if any, on these PSUs will be deferred to an unfunded deferred stock unit account which will not be paid to Mr. Bertolini until six months following his termination of employment with the Company.

(4)

Represents PSARs granted in 2013 under the 2010 Stock Plan. The Compensation Committee approved the grant of these PSARs at a meeting on August 4, 2013, with an effective grant date of August 5, 2013. These PSARs may vest August 5, 2016 and will be settled in shares of Common Stock, net of taxes, when exercised.

50	AETNA INC. - 2014 Proxy Statement

EXECUTIVE COMPENSATION

Refer to footnote 6 on page 48 for a discussion of how the number of vested PSARs will be determined for this grant. Each vested PSAR represents a stock appreciation right with an exercise price of $64.25, the closing price of our Common Stock on the date of the grant.

(5)	Represents 60% of Mr. Bertolini’s 2012 ABP award which was awarded in RSUs with a grant date of February 1, 2013 that vest over three years (one-third per year).

(6)

Represents PSUs granted in 2013 under the 2010 Stock Plan. The Compensation Committee approved the grant of these PSUs at meetings on January 17, 2013 and January 30, 2013, with an effective grant date of February 1, 2013. The PSUs do not earn dividend equivalents and have no voting rights. See the discussion of long-term incentive equity awards in “How are long-term incentive equity awards (MSUs and PSUs) determined?” on page 42 for a discussion of the vesting of these awards based on the Compensation Committee’s determination that the Company has attained the applicable performance metrics. Refer to footnote 3 on page 48 for a discussion of how the number of vested PSUs was determined for performance Period One and how the number of vested PSUs will be determined for performance Period Two. Each vested PSU represents one share of Common Stock and will be paid in shares of Common Stock, net of taxes, as a result of a determination by the Compensation Committee.

(7)

Represents the range of possible cash bonus amounts available for 2013 under the ABP. See “How are annual performance-based bonuses determined?” beginning on page 40 for a discussion of bonus metrics and payouts.

(8)

Mr. Bertolini’s 2013 annual bonus opportunity at target was set at 300% of his base salary. Mr. Bertolini’s 2013 ABP award was paid 40% ($1,380,000) in cash and 60% ($2,070,000) in RSUs with a grant date of March 3, 2014 that vest over three years (one-third per year).

(9)	Results that do not meet the threshold performance level will result in zero vesting and forfeiture of the award.

(10)	Refer to pages 121-124 of Aetna’s 2013 Annual Report, Financial Report to Shareholders for all relevant valuation assumptions.

Outstanding Equity Awards at 2013 Fiscal Year-End

The following table sets forth information concerning outstanding SARS, PSARs, RSUs, PSUs and MSUs as of December 31, 2013 held by the Named Executive Officers. Based on full year 2013 earnings which were available on February 6, 2014, the Compensation Committee determined that: the PSUs granted in 2012 met the one-year performance goal for Period Two set at the respective times of the grants at the above target vesting level and will vest twenty-four months from the respective grant effective dates, and that the PSUs granted in 2013 met the one-year performance goal for Period One set at the respective times of the grants at the above target vesting level and will vest twenty-four months from the respective grant effective dates, in each case subject to continued employment of the NEO through the vesting date. The MSUs granted in 2013 may vest thirty-six months from the grant effective date, subject to continued employment of the NEO through that date. Unvested PSUs granted in 2012 are shown at below target performance, at 81.67%, for performance Period One and above target performance, at 119.12%, for performance Period Two. Unvested PSUs granted in 2013 are shown at above target performance, at 127.08%, for performance Period One and maximum performance for performance Period Two. All of Ms. Matus’s unvested equity awards are pro-rated to reflect termination of her employment, except her unvested 2013 PSUs subject to performance Period Two which were forfeited and her RSUs, which continue to fully vest. Unvested MSUs granted in 2012 and 2013 are shown assuming that the applicable performance goal that was set at the time of the grant was met and that the average closing price of the Common Stock for the applicable measurement period is $68.59, the closing price of the Common Stock on December 31, 2013.

AETNA INC. - 2014 Proxy Statement	51

EXECUTIVE COMPENSATION

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(9)	Number of Unearned Units of Shares or Units of Stock (#)		Market Value of Unearned Units of Shares or Units of Stock ($)(13)
Mark T. Bertolini	97,474			50.205	2/09/2016	345,816	(2)	23,719,519	389,266	(10)	26,699,755
	106,570			39.93	6/29/2016
	148,138			42.57	2/08/2017
	308,642			48.65	7/26/2017
	197,897			50.70	2/07/2018
	299,751			32.11	2/12/2019
		700,000	(1)	64.25	8/5/2023
Joseph M. Zubretsky	84,890			44.22	2/27/2017	152,353	(3)	10,449,892	137,119	(11)	9,404,992
	203,736			44.22	2/27/2017
	138,068			50.70	2/07/2018
	207,101			32.11	2/12/2019
Shawn M. Guertin						58,469	(4)	4,010,389	52,589	(11)	3,607,080
William J. Casazza	82,841			50.70	02/07/2018	69,788	(5)	4,786,759	55,217	(11)	3,787,334
Margaret M. McCarthy						91,386	(6)	6,268,166	72,307	(11)	4,959,537
Karen S. Rohan						103,184	(7)	7,077,391	49,958	(11)	3,426,619
Kristi Ann Matus						62,952	(8)	4,317,878	5,585	(12)	383,075
(1)	Consists of 700,000 PSARs that may vest in one installment on August 5, 2016.

(2)

Consists of 44,653 RSUs that vest in two substantially equal installments on February 2, 2014 and February 2, 2015; 27,624 RSUs that vest in three substantially equal installments on February 1, 2014, February 1, 2015 and February 1, 2016; 27,177 PSUs granted on February 2, 2012, that are subject to performance Period One and will vest on February 2, 2014, and performed below target level at 81.67%; 27,177 PSUs granted on February 2, 2012 that are subject to performance Period Two and will vest on February 2, 2014, and performed above target level at 119.12%; 28,156 PSUs granted on February 1, 2013 that are subject to performance Period One and will vest on February 1, 2015, and performed above target level at 127.08% and 122,125 MSUs granted on February 2, 2012, 50% of the grant date fair value of which will vest on February 2, 2014, and 50% of the grant date fair value of which will vest on February 2, 2015, based on the average closing price of the Common Stock for the final 30 trading day period ending on the applicable vesting date. Refer to footnotes 3 and 4 on page 48 for a description of how the number of vested PSUs and MSUs is determined.

(3)

Consists of 15,071 PSUs granted on February 2, 2012, that are subject to performance Period One and will vest on February 2, 2014, and performed below target level at 81.67%; 15,071 PSUs granted on February 2, 2012 that are subject to performance Period Two and will vest on February 2, 2014, and performed above target level at 119.12%; 16,136 PSUs granted on February 1, 2013 that are subject to performance Period One and will vest on February 1, 2015, and performed above target level at 127.08%; and 67,723 MSUs granted on February 2, 2012, 50% of the grant date fair value of which will vest on February 2, 2014, and 50% of the grant date fair value of which will vest on February 2, 2015, based on the average closing price of the Common Stock for the final 30 trading day period ending on the applicable vesting date. Refer to footnotes 3 and 4 on page 48 for a description of how the number of vested PSUs and MSUs is determined.

(4)

Consists of 3,349 PSUs granted on February 2, 2012, that are subject to performance Period One and will vest on February 2, 2014, and performed below target level at 81.67%; 3,349 PSUs granted on February 2, 2012 that are subject to performance Period Two and will vest on February 2, 2014, and performed above target level at 119.12%; 2,446 PSUs granted on March 12, 2012, that are subject to performance Period One and will vest on March 12, 2014, and performed below target level at 81.67%; 2,446 PSUs granted on March 12, 2012 that are subject to performance Period Two and will vest on March 12, 2014, and performed above target level at 119.12%; 6,189 PSUs granted on February 1, 2013 that are subject to performance Period One and will vest on February 1, 2015, and performed above target level at 127.08%; 15,051 MSUs granted on February 2, 2012, 50% of the grant date fair value of which will vest on February 2, 2014, and 50% of the grant date fair value of which will vest on February 2, 2015, based on the average closing price of the Common Stock for the final 30 trading day period ending on the applicable vesting date; and 10,991 MSUs granted on March 12, 2012, 50% of the grant date fair value of which will vest on March 12, 2014, and 50% of the grant date fair value of which will vest on March 12, 2015, based on the average closing price of the Common Stock for the final 30 trading day period ending on the applicable vesting date. Refer to footnotes 3 and 4 on page 48 for a description of how the number of vested PSUs and MSUs is determined.

(5)

Consists of 7,033 PSUs granted on February 2, 2012, that are subject to performance Period One and will vest on February 2, 2014, and performed below target level at 81.67%; 7,033 PSUs granted on February 2, 2012 that are subject to performance Period Two and will vest on February 2, 2014, and performed above target level at 119.12%; 6,498 PSUs granted on February 1, 2013 that are subject to performance Period One and will vest on February 1, 2015, and performed above target level at 127.08%; and 31,605 MSUs granted on February 2, 2012, 50% of the grant date fair value of which will vest on February 2, 2014, and 50% of the grant date fair value of which will vest on February 2, 2015, based on the average closing price of the Common Stock for the final 30 trading day period ending on the applicable vesting date. Refer to footnotes 3 and 4 on page 48 for a description of how the number of vested PSUs and MSUs is determined.

(6)

Consists of 9,210 PSUs granted on February 2, 2012, that are subject to performance Period One and will vest on February 2, 2014, and performed below target level at 81.67%; 9,210 PSUs granted on February 2, 2012 that are subject to performance Period Two and will vest on February 2, 2014, and performed above target level at 119.12%; 8,509 PSUs granted on February 1, 2013 that are subject to performance Period One and will vest on February 1, 2015, and performed above target level at 127.08%; and 41,386 MSUs granted on February 2, 2012, 50% of the grant date fair value of which will vest on February 2, 2014, and 50% of the grant date fair value of which will vest on February 2, 2015, based on the average closing price of the Common Stock for the final 30 trading day period ending on the applicable vesting date. Refer to footnotes 3 and 4 on page 48 for a description of how the number of vested PSUs and MSUs is determined.

(7)

Consists of 35,804 RSUs that vest in two substantially equal installments on July 23, 2014 and July 23, 2015; 6,848 PSUs granted on July 23, 2012, that are subject to performance Period One and will vest on July 23, 2014, and performed below target level at 81.67%; 6,848 PSUs granted on July 23, 2012 that are subject to performance Period Two and will vest on July 23, 2014, and performed above target level at 119.12%; 5,879 PSUs granted on February 1, 2013 that are subject to performance Period One and will vest on February 1, 2015, and performed above target level at 127.08%; and 30,771 MSUs granted on July 23, 2012, 50% of the grant date fair value of which will vest on July 23, 2014, and 50% of the grant date fair value of which will vest on July 23, 2015, based on the average closing price of the Common Stock for the final 30 trading day period ending on the applicable vesting date. Refer to footnotes 3 and 4 on page 48 for a description of how the number of vested PSUs and MSUs is determined.

52	AETNA INC. - 2014 Proxy Statement

EXECUTIVE COMPENSATION

(8)

Consists of 28,496 RSUs that vest in two substantially equal installments on March 5, 2014 and March 5, 2015; 5,771 PSUs granted on March 5, 2012, that are subject to performance Period One and will vest on March 5, 2014, and performed below target level at 81.67%; 5,771 PSUs granted on March 5, 2012 that are subject to performance Period Two and will vest on March 5, 2014, and performed above target level at 119.12%; 6,189 PSUs granted on February 1, 2013 that are subject to performance Period One and will vest on February 1, 2015, and performed above target level at 127.08%; and 25,933 MSUs granted on March 5, 2012, 50% of the grant date fair value of which will vest on March 5, 2014, and 50% of the grant date fair value of which will vest on March 5, 2015, based on the average closing price of the Common Stock for the final 30 trading day period ending on the applicable vesting date. Refer to footnotes 3 and 4 on page 48 for a description of how the number of vested PSUs and MSUs is determined. The amount in the table reflects the pro-ration of all of Ms. Matus’s unvested equity awards to reflect the termination of her employment, except her RSUs, which continue to fully vest.

(9)

Market value calculated using the December 31, 2013 closing price of the Common Stock of $68.59. For purposes of calculating the market value of unvested MSUs, the average closing price of the Common Stock for the final 30 trading days of the applicable vesting period also was assumed to be $68.59.

(10)

Consists of 28,156 PSUs granted on February 1, 2013 that are subject to performance Period Two and may vest on February 1, 2015, 100,000 PSUs granted on August 5, 2013 that may vest on January 5, 2016, and 129,314 MSUs granted on February 1, 2013 that may vest on February 1, 2016, based on achievement of the two-year aggregate earnings or consolidated revenues goals for 2013 and 2014 set at the time of the grant. Refer to footnotes 3, 4 and 5 on page 48 for a description of how the number of vested PSUs and MSUs is determined.

(11)

Consists of PSUs granted on February 1, 2013 that are subject to performance Period Two and may vest on February 1, 2015 and MSUs granted on February 1, 2013 that may vest on February 1, 2016, based on achievement of the two-year aggregate earnings or consolidated revenues goals for 2013 and 2014 set at the time of the grant, each in the respective amounts set forth below. Refer to footnotes 3 and 4 on page 48 for a description of how the number of vested PSUs and MSUs is determined.

NEO	TYPE OF AWARD	# of PSUs/MSUs
Joseph M. Zubretsky	PSU, Performance Period 2	16,136
	MSU	74,107
Shawn M. Guertin	PSU, Performance Period 2	6,189
	MSU	28,421
William J. Casazza	PSU, Performance Period 2	6,498
	MSU	29,842
Margaret M. McCarthy	PSU, Performance Period 2	8,509
	MSU	39,079
Karen S. Rohan	PSU, Performance Period 2	5,879
	MSU	27,000

(12)

Consists of pro-rated portion of 28,421 MSUs granted on February 1, 2013 may vest on February 1, 2016, based on achievement of the two-year aggregate earnings or consolidated revenues goals for 2013 and 2014 set at the time of the grant. PSUs granted on February 1, 2013 that were subject to performance Period Two were forfeited due to Ms. Matus’s termination of employment.

(13)

Market value calculated using the December 31, 2013 closing price of the Common Stock of $68.59. For purposes of calculating the market value of unearned MSUs, the average closing price of the Common Stock for the final 30 trading days of the applicable vesting period also was assumed to be $68.59.

2013 Option Exercises and Stock Vested

The following table sets forth information concerning the gross number of stock options and/or SARs exercised and RSUs, PSUs and MSUs vested during 2013 for the Named Executive Officers.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise(1) ($)	Number of Shares Acquired on Vesting (#)		Value Realized on Vesting(8) ($)
Mark T. Bertolini	130,272	4,520,557	22,327	(2)	1,083,976
Joseph M. Zubretsky	6,921	234,137	65,574	(3)	4,489,196
Shawn M. Guertin	0	0	31,866	(4)	1,590,113
William J. Casazza	185,926	3,751,694	0		0
Margaret M. McCarthy	214,073	4,064,067	32,787	(5)	2,244,598
Karen S. Rohan	0	0	17,902	(6)	1,169,896
Kristi Ann Matus	0	0	14,249	(7)	681,815
(1)

Calculated by multiplying (a) the difference between (i) the market price of our Common Stock at the time of the exercise and (ii) the exercise price of the stock options or SARs, by (b) the number of stock options or SARs exercised.

(2)	Consists of 22,327 shares acquired upon the vesting of RSUs granted February 2, 2012.

(3)	Consists of 65,574 shares acquired upon the vesting of RSUs granted December 2, 2010.

(4)	Consists of 14,004 shares acquired upon vesting of PSUs granted May 10, 2011; and 17,862 shares acquired upon the vesting of MSUs granted May 10, 2011.

(5)	Consists of 32,787 shares acquired upon the vesting of RSUs granted December 2, 2010.

(6)	Consists of 17,902 shares acquired upon the vesting of RSUs granted July 23, 2012.

(7)	Consists of 14,249 shares acquired upon the vesting of RSUs granted March 5, 2012.

(8)	Calculated by multiplying the number of shares of Common Stock acquired on vesting by the closing price of the Common Stock on the vesting date.

AETNA INC. - 2014 Proxy Statement	53

EXECUTIVE COMPENSATION

2013 Pension Benefits

The following table sets forth information concerning the present value of the Named Executive Officers’ respective accumulated benefits under the Pension Plan and Supplemental Pension Plan. The present value shown below was determined for each participant based on their accrued benefit as of December 31, 2013, and the discount rates that Aetna used for its 2013 year-end pension disclosures and assumes continued employment to age 65 for Ms. McCarthy and Messrs. Bertolini and Zubretsky.

Mr. Casazza is eligible to retire with an unreduced final average pay benefit at age 62. Pursuant to SEC rules, the valuations shown below do not take into account any assumed future pay increases. Mr. Guertin, Ms. Rohan and Ms. Matus are not eligible to participate in the Pension Plan because they joined the Company after the Pension Plan was frozen on December 31, 2010. Mr. Guertin, Ms. Rohan and Ms. Matus are not eligible to participate in the Supplemental Pension Plan.

Name	Plan Name(1)	Number of Years Credited Service	Present Value of Accumulated Benefit(2)	Payments During Last Fiscal Year
Mark T. Bertolini	Pension Plan	11.08	$ 129,584	$0
	Supplemental Pension Plan	7.08	216,918	0
Joseph M. Zubretsky	Pension Plan	2.83	28,149	0
	Supplemental Pension Plan	0	0	0
Shawn M. Guertin	Pension Plan	0	0	0
	Supplemental Pension Plan	0	0	0
William J. Casazza	Pension Plan	18.25	593,526	0
	Supplemental Pension Plan	14.25	1,000,518	0
Margaret M. McCarthy	Pension Plan	6.75	84,136	0
	Supplemental Pension Plan	2.75	73,933	0
Karen S. Rohan	Pension Plan	0	0	0
	Supplemental Pension Plan	0	0	0
Kristi Ann Matus	Pension Plan	0	0	0
	Supplemental Pension Plan	0	0	0
(1)

As of January 1, 2007, the Supplemental Pension Plan is no longer used to accrue benefits that exceed the Code limits, but interest continues to accrue on the outstanding cash balance accruals. In addition, the Supplemental Pension Plan may continue to be used to credit benefits for special pension agreements. Refer to “Pension Plan Narrative” on page 55.

(2)

Refer to pages 114-120 of Aetna’s 2013 Annual Report, Financial Report to Shareholders for a discussion of the valuation methods used to calculate the amounts in this column. In calculating the present value of the accumulated benefit under the Pension Plan and the Supplemental Pension Plan, the following economic assumptions were used:

	Pension Plan	Supplemental Pension Plan
Discount Rate	4.98%	4.50%
Future Cash Balance Interest Rate	3.68%	3.68%
5-Year Average Cost of Living Adjustment	2.30%	2.30%

54	AETNA INC. - 2014 Proxy Statement

EXECUTIVE COMPENSATION

Pension Plan Narrative

Prior to January 1, 2011, the Company provided the Pension Plan, a noncontributory, defined benefit pension plan, for most of its employees. In 1999, the Pension Plan was amended to convert the Pension Plan’s final average pay benefit formula to a cash balance design. Under this design, the pension benefit is expressed as a cash balance account. Each year through December 31, 2010, a participant’s cash balance account was credited with (i) a pension credit based on the participant’s age, years of service and eligible pay for that year, and (ii) an interest credit based on the participant’s account balance as of the beginning of the year and an interest rate that equals the average 30-year U.S. Treasury bond rate for October of the prior calendar year. For 2013, the interest rate was 2.90%. For purposes of the Pension Plan, eligible pay was generally base pay and certain other forms of cash compensation, including annual performance bonuses, but excluding long-term incentive compensation and proceeds from stock option and SAR exercises and other equity grants. The maximum eligible pay under the Pension Plan was set annually by the Internal Revenue Service. Effective December 31, 2010, the Pension Plan was frozen. No further pension service credits will be earned after this date. However, participants’ cash balance accounts will continue to be credited with the interest credit. Under the Pension Plan, benefits are paid over the lifetime of the employee (or the joint lives of the employee and his or her beneficiary) except that the employee may elect to take up to 50% of his or her benefits in a lump sum payment following termination of employment.

The Code limits the maximum annual benefit that may be accrued under and paid from a tax-qualified plan such as the Pension Plan. As a result, Aetna established the Supplemental Pension Plan, an unfunded, non-tax qualified supplemental pension plan that provides benefits (included in the amounts listed in the 2013 Pension Benefits table on page 54), that exceed the Code limit. The Supplemental Pension Plan also has been used to pay other pension benefits that were not otherwise payable under the Pension Plan, including additional years of credited service beyond years actually served, additional years of age, and covered compensation in excess of that permitted under the Pension Plan. Supplemental Pension Plan benefits are paid out in five equal annual installments commencing six months following termination of employment. As of January 1, 2007, the Supplemental Pension Plan is no longer used to accrue benefits that exceed the Code limits, but interest continues to accrue on the outstanding cash balance accruals. In addition, the Supplemental Pension Plan may continue to be used to credit benefits for special pension agreements.

AETNA INC. - 2014 Proxy Statement	55

EXECUTIVE COMPENSATION

2013 Nonqualified Deferred Compensation

The following table sets forth information concerning compensation deferrals during 2013 by the Named Executive Officers.

Name	Executive Contributions in Last FY(1) ($)	Aggregate Earnings in Last FY(2) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE(3) ($)
Mark T. Bertolini	0	13,160	(348,752)	586,370
Joseph M. Zubretsky	0	74,607	0	3,492,196
Shawn M. Guertin	0	0	0	0
William J. Casazza	52,335	24,947	0	1,205,468
Margaret M. McCarthy	0	781,859	0	2,814,767
Karen S. Rohan	64,951	672	0	65,624
Kristi Ann Matus	0	0	0	0
(1)

The following table provides additional information about contributions by Named Executive Officers to their nonqualified deferred compensation accounts during 2013. The contributions during 2013 came from the base salary and/or annual bonus that are reported for the Named Executive Officer in the “Salary” and “Non-Equity Incentive Plan Compensation” columns of the 2013 Summary Compensation Table on page 47. All amounts contributed by a Named Executive Officer and by the Company in prior years have been reported in the Summary Compensation Tables in Aetna’s previously filed proxy statements in the year earned to the extent such person was a named executive officer for purposes of the SEC’s executive compensation disclosure.

Name	2013 Contributions into Stock Unit Account ($)		2013 Cash Contributions into Supplemental 401(k) Plan ($)	Total 2013 Contributions ($)
Mark T. Bertolini	0		0	0
Joseph M. Zubretsky	0		0	0
Shawn M. Guertin	0		0	0
William J. Casazza	0		52,335	52,335
Margaret M. McCarthy	0	(a)	0	0
Karen S. Rohan	0		64,951	64,951
Kristi Ann Matus	0		0	0
(a)

On October 17, 2007, the Compensation Committee granted Ms. McCarthy a cash award of $450,000. Fifty percent of the award vested in a stock unit account in increments of 10% per year, on each of October 17, 2008, 2009, 2010, 2011 and 2012. The remaining 50% will vest on October 17, 2014. The vested amount of each of these grants will be paid to Ms. McCarthy six months following her termination of employment with the Company.

(2)	The following table details the aggregate earnings on nonqualified deferred compensation accrued to each Named Executive Officer during 2013.

Name	Appreciation (Depreciation) on Stock Unit Account ($)	Earnings on Interest Account ($)	Dividend Equivalents on Stock Unit Account ($)	Interest on Supplemental 401(k) Plan ($)	Total ($)
Mark T. Bertolini	0	8,279	0	4,881	13,160
Joseph M. Zubretsky	0	74,607	0	0	74,607
Shawn M. Guertin	0	0	0	0	0
William J. Casazza	0	659	0	24,288	24,947
Margaret M. McCarthy	745,308	0	30,685	5,866	781,859
Karen S. Rohan	0	0	0	672	672
Kristi Ann Matus	0	0	0	0	0

(3)	The aggregate nonqualified deferred compensation account balances of each Named Executive Officer at December 31, 2013 consist of the following:

Name	Stock Unit Account ($)	Interest Account ($)	Supplemental 401(k) Plan Account ($)	Total ($)
Mark T. Bertolini	0	355,671	230,699	586,370
Joseph M. Zubretsky	0	3,492,196	0	3,492,196
Shawn M. Guertin	0	0	0	0
William J. Casazza	0	30,835	1,174,633	1,205,468
Margaret M. McCarthy	2,537,490	0	277,277	2,814,767
Karen S. Rohan	0	0	65,624	65,624
Kristi Ann Matus	0	0	0	0

56	AETNA INC. - 2014 Proxy Statement

EXECUTIVE COMPENSATION

Deferred Compensation Narrative

The “Salary” and “Non-Equity Incentive Plan Compensation” columns in the 2013 Summary Compensation Table include cash compensation that was deferred by the Named Executive Officers during 2013. The Company permits executives to defer up to 20% of eligible pay (which includes base salary and annual bonus) into the Aetna 401(k) Plan (subject to deferral limits established by the Code — in 2013, $17,500 and $23,000 for individuals age 50 and older). The Aetna 401(k) Plan, which is available to all eligible employees of the Company, is a funded arrangement that provides nineteen investment options, as well as a self-managed brokerage option. Aetna matches 100% of the amount deferred by employees, including the Named Executive Officers, under the Aetna 401(k) Plan up to 6% of eligible pay. Under the Aetna 401(k) Plan, benefits are paid to the executive after termination of employment on the date selected by the executive.

Aetna established the Supplemental 401(k) Plan to provide the deferral that would have been credited to the Aetna 401(k) Plan but for limits imposed by the Employee Retirement Income Security Act of 1974, as amended, and the Code. The Supplemental 401(k) Plan allows eligible employees to defer up to an additional 10% of base salary. Aetna does not match employees’ contributions to the Supplemental 401(k) Plan. The Supplemental 401(k) Plan is

an unfunded plan that credits interest at a fixed rate pursuant to a formula equal to the rate of interest paid from time to time under the fixed interest rate fund option of the Aetna 401(k) Plan. The Aetna 401(k) Plan interest rate is set quarterly to better align the credited rates with the underlying fixed income investment earning rates achieved in the fund. In 2013, this fixed interest rate was 2.30% from January to March, 2.25% from April to June, 2.15% from July to September and 1.95% from October to December. In 2014, this fixed interest rate is 1.90% from January to March. Under the Supplemental 401(k) Plan, benefits are paid to the executive on the later of six months or January 1 following termination of employment.

The Company also permits executives to defer up to 100% of their annual bonus. The deferral arrangement for annual bonuses is also unfunded and permits investment in either an interest account or a stock unit account. The interest account credits the same interest as the Supplemental 401(k) Plan. The stock unit account tracks the value of our Common Stock. The stock unit account earns dividend equivalents, paid in the manner of the individual’s selection. This arrangement pays out on a date selected by the executive at the time of deferral. The Compensation Committee may also require or permit other compensation to be deferred.

Potential Post-Employment Payments

Regardless of the manner in which a Named Executive Officer’s employment terminates, he or she is entitled to receive certain amounts earned during his or her term of employment, including the following: (a) deferred compensation amounts; (b) amounts accrued and vested through the Aetna 401(k) Plan and Supplemental 401(k) Plan; and (c) amounts accrued and vested through the Pension Plan and Supplemental Pension Plan. In addition, except as provided in the tables below, each Named Executive Officer is eligible to receive vested equity awards upon a termination of employment for any reason (other than for cause). Equity awards (other than PSUs and MSUs) continue to vest for all employees during any period of severance or salary continuation. The actual amounts paid to any Named Executive Officer can only be determined at the time of the executive’s separation from the Company. Section 409A of the Code may require the Company to delay the payment of certain payments for six months following termination of employment. Refer to the 2013 Nonqualified Deferred Compensation table and “Deferred Compensation Narrative” beginning on page 56 for a discussion of the deferred compensation plan, Aetna 401(k) Plan and Supplemental 401(k) Plan. Refer to the 2013 Pension Benefits table and “Pension Plan Narrative” beginning on page 54 for a discussion of the Pension Plan and Supplemental Pension Plan. Refer to the Outstanding Equity Awards at 2013 Fiscal Year-End table beginning on page 51 for a discussion of outstanding equity awards at December 31, 2013.

Our agreement with Mr. Zubretsky provides that the Company will make him whole for certain excise taxes that may apply under Sections 280G and 4999 of the Code for payments made in connection with a change in control. SEC regulations require an estimate of these amounts, for purposes of the following tables, assuming that the change in control and termination of employment occurred on December 31, 2013, and using the market price of our Common Stock on that day. Using these assumed facts, these provisions produce no hypothetical payment to Mr. Zubretsky. Any payments that may actually be owed to Mr. Zubretsky under these provisions will be highly dependent upon the actual facts applicable to the change in control transaction and termination of employment, and can be accurately estimated only when such facts are known.

Unless otherwise indicated, each of the tables for the Named Executive Officers below assumes a termination of employment (or change in control and termination of employment without Cause and/or for Good Reason, as defined below, as applicable) as of December 31, 2013,

AETNA INC. - 2014 Proxy Statement	57

EXECUTIVE COMPENSATION

and assumes a Common Stock price of $68.59 per share (the closing price of our Common Stock on December 31, 2013) and, for illustrative purposes, an immediate sale of equity awards upon termination of employment at $68.59 per share. Change in control severance benefits (base salary and bonus payments) to each Named Executive Officer are paid pursuant to a “double-trigger,” which means that to receive such benefits employment must terminate both: (1) as a result of a qualifying termination of employment, and (2) after a change in control as detailed in the agreements described below and under “Agreements with Named Executive Officers” beginning on page 65. Unless otherwise indicated, the amounts set forth in the tables that follow under “PSUs” were calculated based upon the Compensation Committee’s determination that the Company achieved below target performance of 81.67% for performance Period One and above target performance of 119.12% for performance Period Two for the applicable PSUs granted in 2012; and above target performance of 127.08% for performance Period One for the applicable PSUs granted in 2013. For performance Period Two, the applicable PSUs granted in 2013 are assumed to vest at maximum performance. For “Termination after Change-in-Control,” PSUs granted in 2012 are assumed to vest at target performance for performance Period One and actual performance for performance Period Two; PSUs granted in 2013 are assumed to vest at actual performance for performance Period One and target performance for performance Period Two.

As of December 31, 2013, Mr. Bertolini, Mr. Casazza and Ms. McCarthy were considered retirement eligible for purposes of equity vesting.

Mark T. Bertolini

The following table reflects additional payments that would be made to Mr. Bertolini upon termination of his employment on December 31, 2013, under various scenarios. Mr. Bertolini’s employment agreement defines “Cause” as the occurrence of one or more of the following: (a) a willful and continued failure to attempt in good faith to perform duties, which failure is not remedied within fifteen business days following written notice of such failure; (b) material gross negligence or willful malfeasance in performance of duties; (c) with respect to the Company, commission of an act constituting fraud, embezzlement or any other act constituting a felony; or (d) commission of any act constituting a felony which has or is likely to have a material adverse economic or reputational impact on the Company. Mr. Bertolini’s employment agreement defines “Good Reason” as the occurrence of one or more of the following: (a) a reduction by the Company of base salary or Target Cash Bonus Opportunity (except in the event of a ratable reduction prior to a change in control affecting all senior officers of the Company); (b) within 24 months following a change of control, a reduction in the level of the long-term incentive plan opportunity from that afforded him immediately prior to the change in control; (c) any failure of a successor of the Company to assume and agree to perform the Company’s entire obligations under the employment agreement; (d) reporting to any person other than the

Company’s Board of Directors; (e) any action or inaction by the Company that constitutes a material breach of the employment agreement; (f) removal of Mr. Bertolini as President, Chief Executive Officer or Director; or (g) the appointment of any person to the position of executive Chairman after Mr. Bertolini becomes Chairman. Mr. Bertolini’s equity award agreements define “Change in Control” as the occurrence of any of the following events: (a) a person or group acquires 20% or more of the combined voting power of the Company’s then outstanding securities; (b) during any period of 24 consecutive months, the individuals who, at the beginning of such period, constitute the Board cease for any reason (other than death) to constitute a majority of the Board, unless any such new Director was elected, recommended or approved by at least two-thirds of the other Directors then in office; or (c) a transaction requiring shareholder approval for the acquisition of the Company by an entity other than the Company or a subsidiary of the Company through the purchase of assets, or by merger, or otherwise. Mr. Bertolini’s employment agreement contains a change in control cutback policy which, under certain circumstances, would reduce the amount due to Mr. Bertolini following a change in control to an amount that maximizes the net after tax amount retained by him to the extent permitted under Section 409A of the Code.

58	AETNA INC. - 2014 Proxy Statement

EXECUTIVE COMPENSATION

Payment Type	Retirement or Voluntary Termination by Mr. Bertolini		Termination by Aetna without Cause or by Mr. Bertolini for Good Reason		Termination after Change- in-Control		Termination by Aetna for Cause		Death or Disability
Base Salary	$ 0		$ 2,000,000	(1)	$ 2,000,000	(1)	$0		$0
Bonus	0		3,600,000	(1)	3,600,000	(1)	0		0
Long-term Incentive
PSARs	0	(2)	289,335	(6)	2,604,000	(10)	0	(12)	2,604,000	(13)
RSUs	1,802,545	(3)	4,852,262	(7)	4,957,479	(11)	0	(12)	4,957,479	(14)
MSUs	13,094,105	(4)	24,416,531	(8)	25,113,680	(11)	0	(12)	25,113,680	(15)
PSUs	6,197,175	(5)	10,414,774	(9)	15,329,042	(11)	0	(12)	14,987,395	(16)
TOTAL	$21,093,825		$45,572,902		$53,604,201		$0		$47,662,554
(1)

Represents 24 months of cash compensation (calculated as annual base salary and target cash bonus opportunity) plus a pro rata portion of Mr. Bertolini’s target cash bonus opportunity for the year in which termination of employment occurs. Amounts would be paid bi-weekly during the severance period.

(2)	PSAR grant awarded August 5, 2013 is subject to forfeiture upon retirement or voluntary termination.

(3)	Represents pro-rated vesting of RSU grants awarded February 2, 2012 and February 1, 2013.

(4)

Represents pro-rated vesting of MSU grants awarded February 2, 2012 and February 1, 2013. Actual payment for MSUs granted February 2, 2012 would occur following February 2, 2014 and February 2, 2015; actual payment for MSUs granted February 1, 2013 would occur following February 1, 2016. Payment would occur in shares of Common Stock, net of taxes, based on the average closing price of the Common Stock for the respective final 30 trading day periods ending on the February 2, 2014, February 2, 2015 and February 1, 2016 vesting dates, each of which is assumed to be $68.59.

(5)

Represents full vesting of the PSU grant awarded February 2, 2012; and the PSU grant awarded February 1, 2013 subject to performance Period One. Actual payment would occur following February 2, 2014 and February 1, 2015, respectively, in shares of Common Stock, net of taxes. The Compensation Committee determined that the PSU grant awarded February 2, 2012 subject to performance Period One and performance Period Two performed at the below target level (81.67%) and above target level (119.12%), respectively. The Compensation Committee determined that the PSU grant awarded February 1, 2013 subject to performance Period One performed at the above target level (127.08%). The PSU grant awarded February 1, 2013 subject to performance Period Two and PSU grant awarded August 5, 2013 are forfeited.

(6)

Represents continued pro-rated vesting of a PSAR grant awarded on August 5, 2013. Award is assumed to vest at target; actual payment would occur following August 5, 2016 based an actual Company performance. These PSARs have an exercise price of $64.25, the closing price of the Common Stock on the date of the grant.

(7)	Represents full vesting of a RSU grant awarded February 2, 2012; and pro-rated vesting of a RSU grant awarded February 1, 2013.

(8)

Represents full vesting of a MSU grant awarded February 2, 2012; and pro-rated vesting of a MSU grant awarded February 1, 2013. Actual payment for MSUs granted February 2, 2012 would occur following February 2, 2014 and February 2, 2015; actual payment for MSUs granted February 1, 2013 would occur following February 1, 2016. Payment would occur in shares of Common Stock, net of taxes, based on the average closing price of the Common Stock for the respective final 30 trading day periods ending on the February 2, 2014, February 2, 2015 and February 1, 2016 vesting dates, each of which is assumed to be $68.59.

(9)

Represents full vesting of PSU grants awarded February 2, 2012 and February 1, 2013; and pro-rated vesting of a PSU grant awarded August 5, 2013. Actual payment would occur following February 2, 2014, February 1, 2015 and January 5, 2016, respectively, in shares of Common Stock, net of taxes in the case of both February PSU grants and, in the case of the August 2013 PSU grant, into an unfunded deferred stock unit account which will not be paid to Mr. Bertolini until 6 months following his termination of employment with the Company. The Compensation Committee determined that the PSU grant awarded February 2, 2012 subject to performance Period One and performance Period Two performed at the below target level (81.67%) and above target level (119.12%), respectively. The Compensation Committee determined that the PSU grant awarded February 1, 2013 subject to performance Period One performed at the above target level (127.08%). The PSU grant awarded February 1, 2013 subject to performance Period Two and the PSU grant awarded August 5, 2013 are assumed to perform at target.

(10)

Represents continued vesting of a PSAR grant awarded August 5, 2013. PSARs are assumed to vest at target. PSARs would vest at the greater of target or actual Company performance as of the date of the Change in Control (as defined in the PSAR award agreement). Actual payment would occur following August 5, 2016.

(11)

Represents full accelerated vesting of all outstanding unvested RSU, MSU and PSU awards, except for the PSU grant awarded August 5, 2013, which represents continued vesting and actual payment would occur on January 5, 2016. The PSU grant awarded August 5, 2013 is assumed to vest at target. PSUs would vest at the greater of target or actual Company performance as of the date of the Change in Control (as defined in Mr. Bertolini’s equity award agreements). MSU value assumes the average closing price of the Common Stock for the final 30 trading days of each of the applicable vesting periods is $68.59.

(12)	Unvested PSARs, RSUs, MSUs and PSUs are subject to forfeiture if there is a termination by Aetna for Cause (as defined in Mr. Bertolini’s employment agreement).

(13)	Represents full accelerated vesting at target of a PSAR grant awarded August 5, 2013.

(14)	Represents full accelerated vesting of RSU grants awarded February 2, 2012 and February 1, 2013.

(15)

Represents full vesting of MSU grants awarded February 2, 2012 and February 1, 2013. Actual payment for MSUs granted February 2, 2012 would occur following February 2, 2014 and February 2, 2015; actual payment for MSUs granted February 1, 2013 would occur following February 1, 2016. Payment would occur in shares of Common Stock, net of taxes, based on the average closing price of the Common Stock for the respective final 30 trading day periods ending on the February 2, 2014, February 2, 2015 and February 1, 2016 vesting dates, each of which is assumed to be $68.59.

(16)

Represents full vesting of PSU grants awarded February 2, 2012, February 1, 2013 and August 5, 2013. Actual payment would occur following February 2, 2014, February 1, 2015 and January 5, 2016, respectively, in shares of Common Stock, net of taxes in the case of both February PSU grants and, in the case of the August 2013 PSU grant, into an unfunded deferred stock unit account which will not be paid to Mr. Bertolini until 6 months following his termination of employment with the Company. The Compensation Committee determined that the PSU grant awarded February 2, 2012 subject to performance Period One and performance Period Two performed at the below target level (81.67%) and above target level (119.12%), respectively. The Compensation Committee determined that the PSU grant awarded February 1, 2013 subject to performance Period One performed at the above target level (127.08%). The PSU grant awarded February 1, 2013 subject to performance Period Two is assumed to perform at target. The PSU grant awarded August 5, 2013 would vest at target.

AETNA INC. - 2014 Proxy Statement	59

EXECUTIVE COMPENSATION

Joseph M. Zubretsky

The following table reflects additional payments that would be made to Mr. Zubretsky upon termination of his employment on December 31, 2013, under various scenarios. Mr. Zubretsky’s agreement defines “Cause” as the occurrence of one or more of the following: (a) a willful and continued failure to attempt in good faith to perform duties, which failure is not remedied within 15 business days following notice of such failure; (b) material gross negligence or willful malfeasance in performance of duties; (c) with respect to the Company, a conviction for fraud, embezzlement or any other felony; or (d) a conviction of a felony which has or is likely to have a material adverse economic or reputational impact on the Company. Under Mr. Zubretsky’s agreement, “Change in Control” means the occurrence or the expected occurrence of a change in “the ownership or effective control” of Aetna or “the ownership of a substantial portion of the assets” of Aetna within the meaning of Section 280G of the Code. Mr. Zubretsky’s equity award agreements define “Change in Control” as the occurrence of any of the following events: (a) a person or group acquires 20% or more of the combined voting power of the Company’s then outstanding securities; (b) during any period of 24 consecutive months, the individuals who, at the beginning of such period, constitute the Board cease for any reason (other than death) to constitute a majority of the Board, unless any such new Director was elected, recommended or approved by at least two-thirds of the other Directors then in office; or (c) a transaction requiring shareholder approval for the acquisition of the Company by an entity other than the Company or a subsidiary of the Company through the purchase of assets, or by merger, or otherwise.

Payment Type	Retirement or Voluntary Termination by Mr. Zubretsky	Termination by Aetna without Cause		Termination after Change- in-Control		Termination by Aetna for Cause		Death or Disability
Base Salary	$0	$ 850,000	(1)	$ 850,000	(1)	$0		$0
Bonus	0	935,000	(1)	935,000	(1)	0		0
Payment Related to Tax Regulation	0	0		0		0		0
Long-term Incentive
MSUs	0	7,325,892	(2)	14,159,171	(4)	0	(5)	7,325,892	(2)
PSUs	0	3,482,177	(3)	4,778,391	(4)	0	(5)	3,482,177	(3)
TOTAL	$0	$12,593,069		$20,772,562		$0		$10,808,069
(1)	Represents 52 weeks of base salary and annual bonus at 110% of base salary. Amounts would be paid bi-weekly during the severance period.

(2)

Represents pro-rated vesting of MSU grants awarded February 2, 2012 and February 1, 2013. Actual payment for MSUs granted February 2, 2012 would occur following February 2, 2014 and February 2, 2015; actual payment for MSUs granted February 1, 2013 would occur following February 1, 2016. Payment would occur in shares of Common Stock, net of taxes, based on the average closing price of the Common Stock for the respective final 30 trading day periods ending on the February 2, 2014, February 2, 2015 and February 1, 2016 vesting dates, each of which is assumed to be $68.59.

(3)

Represents full vesting of the PSU grant awarded February 2, 2012; and the PSU grant awarded February 1, 2013 subject to performance Period One. Actual payment would occur following February 2, 2014 and February 1, 2015, respectively, in shares of Common Stock, net of taxes. The Compensation Committee determined that the PSU grant awarded February 2, 2012 subject to performance Period One and performance Period Two performed at the below target level (81.67%) and above target level (119.12%), respectively. The Compensation Committee determined that the PSU grant awarded February 1, 2013 subject to performance Period One performed at the above target level (127.08%). The PSU grant awarded February 1, 2013 subject to performance Period Two is forfeited.

(4)

Represents full accelerated vesting of all outstanding unvested equity awards. PSUs would vest at the greater of target or actual Company performance as of the date of the Change in Control (as defined in Mr. Zubretsky’s equity award agreements). MSU value assumes the average closing price of the Common Stock for the final 30 trading days of each of the applicable vesting periods is $68.59.

(5)	Unvested MSUs and PSUs are subject to forfeiture if there is a termination by Aetna for Cause (as defined in Mr. Zubretsky’s agreement).

60	AETNA INC. - 2014 Proxy Statement

EXECUTIVE COMPENSATION

Shawn M. Guertin

The following table reflects additional payments that would be made to Mr. Guertin upon termination of his employment on December 31, 2013, under various scenarios. Mr. Guertin’s equity award agreements define “Change in Control” as the occurrence of any of the following events: (a) a person or group acquires 20% or more of the combined voting power of the Company’s then outstanding securities; (b) during any period of 24 consecutive months, the individuals who, at the beginning of such period, constitute the Board cease for any reason (other than death) to constitute a majority of the Board, unless any such new Director was elected, recommended or approved by at least two-thirds of the other Directors then in office; or (c) a transaction requiring shareholder approval for the acquisition of the Company by an entity other than the Company or a subsidiary of the Company through the purchase of assets, or by merger, or otherwise.

Payment Type	Retirement or Voluntary Termination by Mr. Guertin	Termination by Aetna without Cause		Termination after Change- in-Control		Termination by Aetna for Cause		Death or Disability
Base Salary	$0	$ 700,000	(1)	$ 700,000	(1)	$0		$0
Bonus	0	0		0		0		0
Long-term Incentive
MSUs	0	2,771,036	(2)	5,430,750	(4)	0	(5)	2,771,036	(2)
PSUs	0	1,337,711	(3)	1,834,988	(4)	0	(5)	1,337,711	(3)
TOTAL	$0	$4,808,747		$7,965,738		$0		$4,108,747
(1)	Represents 52 weeks of base salary continuation. Amounts would be paid bi-weekly during the severance period.

(2)

Represents pro-rated vesting of MSU grants awarded February 2, 2012, March 12, 2012 and February 1, 2013. Actual payment for MSUs granted February 2, 2012 would occur following February 2, 2014 and February 2, 2015; actual payment for MSUs granted March 12, 2012 would occur following March 12, 2014 and March 12, 2015; actual payment for MSUs granted February 1, 2013 would occur following February 1, 2016. Payment would occur in shares of Common Stock, net of taxes, based on the average closing price of the Common Stock for the respective final 30 trading day periods ending on the February 2, 2014, February 2, 2015, March 12, 2014, March 12, 2015 and February 1, 2016 vesting dates, each of which is assumed to be $68.59.

(3)

Represents full vesting of the PSU grants awarded February 2, 2012 and March 12, 2012; and the PSU grant awarded February 1, 2013 subject to performance Period One. Actual payment would occur following February 2, 2014, March 12, 2014 and February 1, 2015, respectively, in shares of Common Stock, net of taxes. The Compensation Committee determined that the PSU grants awarded February 2, 2012 and March 12, 2012 subject to performance Period One performed at the below target level (81.67%) and subject to performance Period Two performed at the above target level (119.12%), respectively. The Compensation Committee determined that the PSU grant awarded February 1, 2013 subject to performance Period One performed at the above target level (127.08%). The PSU grant awarded February 1, 2013 subject to performance Period Two is forfeited.

(4)

Represents full accelerated vesting of all outstanding unvested equity awards. PSUs would vest at the greater of target or actual Company performance as of the date of the Change in Control (as defined in Mr. Guertin’s equity award agreements). MSU value assumes the average closing price of the Common Stock for the final 30 trading days of each of the applicable vesting periods is $68.59.

(5)	Unvested MSUs and PSUs are subject to forfeiture if there is a termination by Aetna for cause (as defined in the applicable award agreement).

AETNA INC. - 2014 Proxy Statement	61

EXECUTIVE COMPENSATION

William J. Casazza

The following table reflects additional payments that would be made to Mr. Casazza upon termination of his employment on December 31, 2013, under various scenarios. Mr. Casazza’s equity award agreements define “Change in Control” as the occurrence of any of the following events: (a) a person or group acquires 20% or more of the combined voting power of the Company’s then outstanding securities; (b) during any period of 24 consecutive months, the individuals who, at the beginning of such period, constitute the Board cease for any reason (other than death) to constitute a majority of the Board, unless any such new Director was elected, recommended or approved by at least two-thirds of the other Directors then in office; or (c) a transaction requiring shareholder approval for the acquisition of the Company by an entity other than the Company or a subsidiary of the Company through the purchase of assets, or by merger, or otherwise.

Payment Type	Retirement or Voluntary Termination by Mr. Casazza		Termination by Aetna without Cause		Termination after Change- in-Control		Termination by Aetna for Cause		Death or Disability
Base Salary	$ 0		$ 525,360	(1)	$ 525,360	(1)	$0		$ 0
Bonus	0		0		0		0		0
Long-term Incentive
MSUs	3,291,154	(2)	3,291,154	(2)	6,147,653	(4)	0	(5)	3,291,154	(2)
PSUs	1,535,044	(3)	1,535,044	(3)	2,069,155	(4)	0	(5)	1,535,044	(3)
TOTAL	$4,826,198		$5,351,558		$8,742,168		$0		$4,826,198
(1)	Represents 52 weeks of base salary continuation. Amounts would be paid bi-weekly during the severance period.

(2)

Represents pro-rated vesting of MSU grants awarded February 2, 2012 and February 1, 2013. Actual payment for MSUs granted February 2, 2012 would occur following February 2, 2014 and February 2, 2015; actual payment for MSUs granted February 1, 2013 would occur following February 1, 2016. Payment would occur in shares of Common Stock, net of taxes, based on the average closing price of the Common Stock for the respective final 30 trading day periods ending on the February 2, 2014, February 2, 2015 and February 1, 2016 vesting dates, each of which is assumed to be $68.59.

(3)

Represents full vesting of the PSU grant awarded February 2, 2012; and the PSU grant awarded February 1, 2013 subject to performance Period One. Actual payment would occur following February 2, 2014 and February 1, 2015, respectively, in shares of Common Stock, net of taxes. The Compensation Committee determined that the PSU grant awarded February 2, 2012 subject to performance Period One and performance Period Two performed at the below target level (81.67%) and above target level (119.12%), respectively. The Compensation Committee determined that the PSU grant awarded February 1, 2013 subject to performance Period One performed at the above target level (127.08%). The PSU grant awarded February 1, 2013 subject to performance Period Two is forfeited.

(4)

Represents full accelerated vesting of all outstanding unvested equity awards. PSUs would vest at the greater of target or actual Company performance as of the date of the Change in Control (as defined in Mr. Casazza’s equity award agreements). MSU value assumes the average closing price of the Common Stock for the final 30 trading days of each of the applicable vesting periods is $68.59.

(5)	Unvested MSUs and PSUs are subject to forfeiture if there is a termination by Aetna for cause (as defined in the applicable award agreement).

62	AETNA INC. - 2014 Proxy Statement

EXECUTIVE COMPENSATION

Margaret M. McCarthy

The following table reflects additional payments that would be made to Ms. McCarthy upon termination of her employment on December 31, 2013, under various scenarios. Ms. McCarthy’s equity award agreements define “Change in Control” as the occurrence of any of the following events: (a) a person or group acquires 20% or more of the combined voting power of the Company’s then outstanding securities; (b) during any period of 24 consecutive months, the individuals who, at the beginning of such period, constitute the Board cease for any reason (other than death) to constitute a majority of the Board, unless any such new Director was elected, recommended or approved by at least two-thirds of the other Directors then in office; or (c) a transaction requiring shareholder approval for the acquisition of the Company by an entity other than the Company or a subsidiary of the Company through the purchase of assets, or by merger, or otherwise.

Payment Type	Retirement or Voluntary Termination by Ms. McCarthy		Termination by Aetna without Cause		Termination after Change- in-Control		Termination by Aetna for Cause		Death or Disability
Base Salary	$ 0		$ 484,904	(1)	$ 484,904	(1)	$0		$ 0
Bonus	0		0		0		0		0
Long-term Incentive
MSUs	4,309,578	(2)	4,309,578	(2)	8,050,271	(4)	0	(5)	4,309,578	(2)
PSUs	2,010,167	(3)	2,010,167	(3)	2,709,579	(4)	0	(5)	2,010,167	(3)
TOTAL	$6,319,745		$6,804,649		$11,244,754		$0		$6,319,745
(1)	Represents 40 weeks of base salary continuation. Amounts would be paid bi-weekly during the severance period.

(2)

Represents pro-rated vesting of MSU grants awarded February 2, 2012 and February 1, 2013. Actual payment for MSUs granted February 2, 2012 would occur following February 2, 2014 and February 2, 2015; actual payment for MSUs granted February 1, 2013 would occur following February 1, 2016. Payment would occur in shares of Common Stock, net of taxes, based on the average closing price of the Common Stock for the respective final 30 trading day periods ending on the February 2, 2014, February 2, 2015 and February 1, 2016 vesting dates, each of which is assumed to be $68.59.

(3)

Represents full vesting of the PSU grant awarded February 2, 2012; and the PSU grant awarded February 1, 2013 subject to performance Period One. Actual payment would occur following February 2, 2014 and February 1, 2015, respectively, in shares of Common Stock, net of taxes. The Compensation Committee determined that the PSU grant awarded February 2, 2012 subject to performance Period One and performance Period Two performed at the below target level (81.67%) and above target level (119.12%), respectively. The Compensation Committee determined that the PSU grant awarded February 1, 2013 subject to performance Period One performed at the above target level (127.08%). The PSU grant awarded February 1, 2013 subject to performance Period Two is forfeited.

(4)

Represents full accelerated vesting of all outstanding unvested equity awards. PSUs would vest at the greater of target or actual Company performance as of the date of the Change in Control (as defined in Ms. McCarthy’s equity award agreements). MSU value assumes the average closing price of the Common Stock for the final 30 trading days of each of the applicable vesting periods is $68.59.

(5)	Unvested MSUs and PSUs are subject to forfeiture if there is a termination by Aetna for cause (as defined in the applicable award agreement).

AETNA INC. - 2014 Proxy Statement	63

EXECUTIVE COMPENSATION

Karen S. Rohan

The following table reflects additional payments that would be made to Ms. Rohan upon termination of her employment on December 31, 2013, under various scenarios. Ms. Rohan’s equity award agreements define “Change in Control” as the occurrence of any of the following events: (a) a person or group acquires 20% or more of the combined voting power of the Company’s then outstanding securities; (b) during any period of 24 consecutive months, the individuals who, at the beginning of such period, constitute the Board cease for any reason (other than death) to constitute a majority of the Board, unless any such new Director was elected, recommended or approved by at least two-thirds of the other Directors then in office; or (c) a transaction requiring shareholder approval for the acquisition of the Company by an entity other than the Company or a subsidiary of the Company through the purchase of assets, or by merger, or otherwise.

Payment Type	Retirement or Voluntary Termination by Ms. Rohan	Termination by Aetna without Cause		Termination after Change- in-Control		Termination by Aetna for Cause		Death or Disability
Base Salary	$0	$ 675,000	(1)	$ 675,000	(1)	$0		$ 0
Bonus	0	0		0		0		0
Long-term Incentive
RSUs	0	2,455,796	(2)	2,455,796	(5)	0	(6)	2,455,796	(7)
MSUs	0	2,598,738	(3)	5,786,047	(5)	0	(6)	2,598,738	(3)
PSUs	0	1,455,686	(4)	1,945,007	(5)	0	(6)	1,455,686	(4)
TOTAL	$0	$7,185,220		$10,861,850		$0		$6,510,220
(1)	Represents 52 weeks of base salary continuation. Amounts would be paid bi-weekly during the severance period.

(2)	Represents continued vesting of a RSU grant awarded July 23, 2012.

(3)

Represents pro-rated vesting of MSU grants awarded July 23, 2012 and February 1, 2013. Actual payment for MSUs granted July 23, 2012 would occur following July 23, 2014 and July 23, 2015; actual payment for MSUs granted February 1, 2013 would occur following February 1, 2016. Payment would occur in shares of Common Stock, net of taxes, based on the average closing price of the Common Stock for the respective final 30 trading day periods ending on the July 23, 2014, July 23, 2015 and February 1, 2016 vesting dates, each of which is assumed to be $68.59.

(4)

Represents full vesting of the PSU grant awarded July 23, 2012; and the PSU grant awarded February 1, 2013 subject to performance Period One. Actual payment would occur following July 23, 2014 and February 1, 2015, respectively, in shares of Common Stock, net of taxes. The Compensation Committee determined that the PSU grant awarded July 23, 2012 subject to performance Period One and performance Period Two performed at the below target level (81.67%) and above target level (119.12%), respectively. The Compensation Committee determined that the PSU grant awarded February 1, 2013 subject to performance Period One performed at the above target level (127.08%). The PSU grant awarded February 1, 2013 subject to performance Period Two is forfeited.

(5)

Represents full accelerated vesting of all outstanding unvested equity awards. PSUs would vest at the greater of target or actual Company performance as of the date of the Change in Control (as defined in Ms. Rohan’s equity award agreements). MSU value assumes the average closing price of the Common Stock for the final 30 trading days of each of the applicable vesting periods is $68.59.

(6)	Unvested RSUs, MSUs and PSUs are subject to forfeiture if there is a termination by Aetna for cause (as defined in the applicable award agreement).

(7)	Represents full accelerated vesting or continued vesting of a RSU grant awarded July 23, 2012, upon death or disability, respectively.

64	AETNA INC. - 2014 Proxy Statement

EXECUTIVE COMPENSATION

Kristi Ann Matus

The following table reflects additional payments that were made to Ms. Matus upon her departure from Aetna and estimates of certain amounts that will be payable to Ms. Matus in the future.

Payment Type	Termination of Employment
Base Salary Continuation	$ 725,000	(1)
Termination Payment	987,500	(2)
COBRA Subsidy Payments	1,062
Outplacement Services	14,400
Long-term Incentive
RSUs	1,954,541	(3)
MSUs	1,833,274	(4)
PSUs	913,139	(5)
TOTAL	$6,428,916
(1)	Represents 52 weeks of base salary continuation. Amounts are paid bi-weekly during the severance period.

(2)	Represents lump sum cash payment equal to the value of Ms. Matus’s previously established target bonus for calendar year 2013 and an additional lump sum amount of $262,500.

(3)	Represents continued vesting of a RSU grant awarded March 5, 2012.

(4)

Represents pro-rated vesting of MSU grants awarded March 5, 2012 and February 1, 2013. Actual payment for MSUs granted March 5, 2012 would occur following March 5, 2014 and March 5, 2015; actual payment for MSUs granted February 1, 2013 would occur following February 1, 2016. Payment would occur in shares of Common Stock, net of taxes, based on the average closing price of the Common Stock for the respective final 30 trading day periods ending on the March 5, 2014, March 5, 2015 and February 1, 2016 vesting dates, each of which is assumed to be $68.59.

(5)

Represents pro-rated vesting of the PSU grant awarded March 5, 2012; and the PSU grant awarded February 1, 2013 subject to performance Period One. Actual payment would occur following March 5, 2014 and February 1, 2015, respectively, in shares of Common Stock, net of taxes. The Compensation Committee determined that the PSU grant awarded March 5, 2012 subject to performance Period One and performance Period Two performed at the below target level (81.67%) and above target level (119.12%), respectively. The Compensation Committee determined that the PSU grant awarded February 1, 2013 subject to performance Period One performed at the above target level (127.08%). The PSU grant awarded February 1, 2013 subject to performance Period Two was forfeited.

Agreements with Named Executive Officers

Aetna and Mr. Bertolini amended his amended and restated employment agreement effective August 4, 2013. The amendment extended the remaining term of the agreement to December 31, 2016, with automatic one-year extensions. Under his agreement, Mr. Bertolini is entitled to an annual salary of $1,000,000, and a full year target bonus opportunity of at least 300% of his base salary. If Aetna terminates Mr. Bertolini’s employment other than for “Cause” (as defined in the agreement), death or disability, or Mr. Bertolini terminates his employment for “Good Reason” (as defined in the agreement), he will be entitled to 24 months of cash compensation (calculated as annual base salary and target cash bonus opportunity) plus a pro rata portion of his target cash bonus opportunity for the year of termination. Under certain circumstances the amounts payable to Mr. Bertolini following a change in control will be reduced to an amount that maximizes the net after tax amount retained by him to the extent permitted under Section 409A of the Code. Under the non-competition agreement entered into in July 2007 between Aetna and Mr. Bertolini, Mr. Bertolini agreed not to compete against the Company for a period of one year following termination of his employment. The applicable table above under “Potential Post-Employment Payments” reflects the provisions of Mr. Bertolini’s agreements with Aetna.

Aetna entered into an agreement with Mr. Zubretsky at the time of his hire in February of 2007, which was last amended effective December 17, 2008. The agreement provided for an annual salary of $700,000 and a full year target bonus opportunity of 100% of base salary. Mr. Zubretsky’s base salary was increased to $850,000 effective as of April 8, 2013, and his target bonus opportunity was increased to 110% of base salary effective for performance year 2011. If Mr. Zubretsky’s employment is involuntarily terminated by the Company other than for “Cause” (as defined in the agreement), his severance payment would be 12 months of base salary plus bonus at target. Aetna has agreed generally to make Mr. Zubretsky whole for certain excise taxes incurred as a result of payments made under his agreement or otherwise, although under certain circumstances Mr. Zubretsky has agreed to reduce the amounts payable to him to an amount that does not trigger any such excise taxes. Under the agreement, Mr. Zubretsky has agreed not to compete against the Company for a period of one year following termination of his employment. The applicable table above under “Potential Post-Employment Payments” reflects the provisions of Mr. Zubretsky’s agreement with Aetna.

Under his letter agreement with Aetna, Mr. Guertin was hired with an annual base salary of $500,000 and a target bonus opportunity of 80% of his base salary, and he agreed not to compete against the Company for a period of one year following termination of his employment. Mr. Guertin’s base salary was increased to

AETNA INC. - 2014 Proxy Statement	65

EXECUTIVE COMPENSATION

$700,000 and his target bonus opportunity was increased to 100% of his base salary upon his promotion to Chief Financial Officer. In addition, if Mr. Guertin’s employment is involuntarily terminated under circumstances that would call for severance pay benefits and/or salary continuation benefits under the Company’s severance and salary continuation plan then in effect, Mr. Guertin will receive payment for 52 weeks of salary continuation in lieu of amounts payable under such severance and salary continuation benefits plan. Also under the agreement, Aetna provided a one-time net payment of $50,000 to cover Mr. Guertin’s temporary commuting and living expenses for up to a twelve month period, and Mr. Guertin is eligible for Aetna’s Key Executive relocation assistance. If Mr. Guertin voluntarily elects to terminate his employment or is terminated from Aetna for any other reason other than job elimination within the first 12 months of his hire or transfer date (first day of work in new location), Mr. Guertin would be required to repay 100% of his relocation expenses paid by Aetna. If he voluntarily terminates his employment or is terminated from Aetna for any reason other than job elimination between 12 and 18 months after his hire or transfer date (first day of work in new location), Mr. Guertin would be required to repay 50% of his relocation expenses paid by Aetna. The applicable table above under “Potential Post-Employment Payments” reflects the provisions of Mr. Guertin’s agreement with Aetna.

Under his agreement with Aetna, if Aetna involuntarily terminates Mr. Casazza’s employment other than for misconduct, he is entitled to 12 months of salary continuation (or such greater amount as may be provided under the Company’s severance program then in effect). In connection with his 2009 retention RSU award, Mr. Casazza has agreed not to compete against the Company for a period of one year following termination of his employment. The applicable table above under “Potential Post-Employment Payments” reflects the provisions of Mr. Casazza’s agreements with Aetna.

In connection with her 2010 retention RSU award, Ms. McCarthy has agreed not to compete against the Company for a period of one year following termination of her employment. The applicable table above under “Potential Post-Employment Payments” reflects the provisions of Ms. McCarthy’s agreement with Aetna.

Under her letter agreement with Aetna, Ms. Rohan was hired with an annual base salary of $600,000 and a target bonus opportunity of 90% of her base salary, and Aetna provided Ms. Rohan with a one-time payment of $135,000 (less applicable withholding and taxes) in recognition of her career move. If Ms. Rohan voluntarily terminated her employment or was terminated for misconduct within 12 months of her start date, she would have been required to repay that entire amount. If she voluntarily terminated her employment or was terminated for misconduct after 12 months but before 18 months following her start date, she would have been required to repay 50% of that amount. Effective April 8, 2013, Ms. Rohan’s base salary was increased to $675,000, and her target bonus opportunity was increased to 100% of her base salary. If Ms. Rohan’s employment is involuntarily terminated by the Company, other than for cause, she is entitled to 52 weeks of salary continuation in lieu of amounts payable under any Company severance and salary continuation benefits plan. Under her agreement, Ms. Rohan has agreed not to compete against the Company for a period of one year following termination of her employment. The applicable table above under “Potential Post-Employment Payments” reflects the provisions of Ms. Rohan’s agreement with Aetna.

Aetna entered into an agreement with Ms. Matus in July of 2013 in connection with her termination of employment with the Company. Under this agreement, in lieu of consideration for a 2013 annual performance bonus, Ms. Matus was paid a lump-sum cash payment equal to the value of her previously-established target bonus for calendar year 2013, and an additional lump sum amount of $262,500. Ms. Matus will be paid 52 weeks of base salary continuation at her annual base salary in effect at the time of her departure and was eligible for continuation of group medical and dental benefits during the first nine weeks of her salary continuation period at active employee rates. Participation in all benefit programs stopped at the end of this nine-week period. However, Ms. Matus was eligible for the continuation of group medical and dental benefits for the applicable COBRA period, the first two months of which would be charged at subsidized (employee) rates. Thereafter, Ms. Matus would be charged regular (unsubsidized by Aetna) COBRA rates for the remainder of the COBRA continuation period. The applicable table above under “Potential Post-Employment Payments” reflects the provisions of Ms. Matus’s agreement with Aetna. In addition, Ms. Matus will receive individual outplacement services for 12 months after her last day of employment at Aetna’s expense. Her agreement also contains a release of claims against the Company and customary confidentiality and cooperation covenants and incorporates by reference any other covenants to which Ms. Matus may already be subject, including her agreement not to compete with the Company for one year following termination of her employment.

66	AETNA INC. - 2014 Proxy Statement

EXECUTIVE COMPENSATION

Job Elimination Benefits Plan

Aetna administers a Job Elimination Benefits Plan under which eligible employees, including Aetna’s executive officers, terminated by Aetna due to re-engineering, reorganization or staff reduction efforts may receive a maximum of 52 weeks of continuing salary depending on years of service and pay level. Under certain circumstances, determined on a case-by-case basis, additional severance pay benefits may be granted for the purpose of inducing employment of senior officers or rewarding past service. The tables above under “Potential Post-Employment Payments” reflect any benefits payable under the Job Elimination Benefits Plan to the extent NEOs are not entitled to severance under individual agreements. Certain health and other employee benefits continue for part of the severance period.

The Board has approved provisions for certain benefits of eligible Company employees upon a change in control of

Aetna (as defined). The provisions provide that the Job Elimination Benefits Plan shall provide an enhanced benefit and shall become noncancelable for a period of two years following a change in control. Upon a change in control, stock options and other equity-based awards granted prior to January 1, 2010 and PSUs and MSUs granted on or after January 1, 2010 that have not yet vested will become vested and immediately exercisable, PSARs granted after January 1, 2013 that have not yet vested will continue to vest in accordance with the original terms of the grant, and bonuses payable under the Annual Incentive Plan will become payable based on the target award for participants. Upon a change in control, stock options, SARs and RSUs granted on or after January 1, 2010 vest upon a termination of employment by the Company other than for cause within 24 months after the change in control. Provision also has been made to maintain the aggregate value of specified benefits for one year following a change in control.

Equity Compensation Plans

The following table gives information about Common Stock that may be issued upon the exercise of options, SARs, PSARs, warrants and rights and any other outstanding awards under all of our equity compensation plans as of December 31, 2013. In 2013, executive tier participants’

annual grant equity-based incentive value was granted 30% in PSUs and 70% in MSUs. PSUs and MSUs are delivered in shares, net of taxes, after final performance is reviewed and approved and the awards have vested.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(3) (a)	Weighted-average exercise price of outstanding options, warrants and rights(4) (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)(5) (c)
Equity compensation plans approved by security holders(1)	17,077,798	$45.20	17,746,787
Equity compensation plans not approved by security holders(2)	1,509,209	$27.51	0
TOTAL	18,587,007	N/A	17,746,787
(1)

Consists of the Aetna Inc. 2000 Stock Incentive Plan (the “2000 Stock Plan”), the 2010 Stock Plan, the Aetna Inc. 2010 Non-Employee Director Compensation Plan (the “2010 Director Plan”) and the 2011 Employee Stock Purchase Plan (the “2011 ESPP”).

(2)	Consists of the Aetna Inc. 2002 Stock Incentive Plan and the Aetna Inc. 2000 Non-Employee Director Compensation Plan. No shares of Common Stock are available for future awards under either Plan.

(3)

Consists of all outstanding awards under the applicable plans, including stock options, SARs, PSARs, RSUs, PSUs, MSUs and other stock-based awards. Amount shown assumes maximum performance for all outstanding PSUs granted in 2012 and 2013, all outstanding MSUs granted in 2012 and 2013 and all outstanding PSARs.

(4)	Amounts in this column do not take into account outstanding MSUs, PSUs or RSUs.

(5)

Consists of 12,880,641 shares of Common Stock available for future issuance under the 2010 Stock Plan; 274,239 shares of Common Stock available for future issuance under the 2010 Director Plan; and 4,591,907 shares of Common Stock available for future issuance under the 2011 ESPP. Shares available under the 2010 Stock Plan and the 2010 Director Plan may become the subject of future awards in the form of stock options, SARs, PSARs, restricted stock, RSUs, PSUs, MSUs and other stock-based awards. Only shares of Common Stock are issuable under the 2011 ESPP. As of December 31, 2013, employees had committed an aggregate of approximately $5.5 million to purchase Common Stock under the 2011 ESPP. This purchase will occur on June 6, 2014, at a purchase price equal to 95% of the fair market value of the Common Stock on the purchase date.

AETNA INC. - 2014 Proxy Statement	67

EXECUTIVE COMPENSATION

2002 Stock Incentive Plan

The Aetna Inc. 2002 Stock Incentive Plan (the “Prior Stock Plan”) was replaced by the 2010 Stock Plan. The Prior Stock Plan was designed to promote our interests and those of our shareholders and to further align the interests of shareholders and employees by tying awards to total return to shareholders, enabling plan participants to acquire additional equity interests in Aetna and providing compensation opportunities dependent upon our performance. The Prior Stock Plan has not been submitted to shareholders for approval and expired on January 25, 2012. No shares of Common Stock remain available for future awards under the Prior Stock Plan.

Under the Prior Stock Plan, eligible participants formerly could be granted stock options to purchase shares of Common Stock, SARs, time vesting and/or performance vesting incentive stock or incentive units and other stock-based awards. At December 31, 2013, the maximum number of shares of Common Stock that may be issued under the awards outstanding under the Prior Stock Plan was 1,124,949 shares, subject to adjustment for corporate transactions, and no shares remained available for future awards. If an award under the Prior Stock Plan is paid solely in cash, no shares are deducted from the number of shares available for issuance.

2000 Non-Employee Director Compensation Plan

The Aetna Inc. 2000 Non-Employee Director Plan (the “Prior Director Plan”) was replaced by the Aetna Inc. 2010 Non-Employee Director Compensation Plan. The Prior Director Plan permitted Aetna’s eligible Directors to receive shares of Common Stock, deferred stock units, RSUs and other stock-based awards in recognition of their contributions. The Prior Director Plan was not submitted to shareholders for approval and expired on April 30, 2010. No shares of

Common Stock remain available for future awards under the Prior Director Plan. At December 31, 2013, the maximum number of shares of Common Stock that may be issued under the awards outstanding under the Prior Director Plan was 384,260 shares, subject to adjustment for corporate transactions, and no shares remained available for future awards.

68	AETNA INC. - 2014 Proxy Statement

COMPENSATION COMMITTEE REPORT

The Board has determined in its business judgment that all members of the Compensation Committee meet the independence requirements set forth in the NYSE listing standards and in Aetna’s Director Independence Standards.

The Committee operates pursuant to a Charter that was last amended and restated by the Board on January 31, 2014 and reviewed by the Committee on January 29, 2014. The Compensation Committee Charter can be found at www.aetna.com/investors-aetna/governance/
committees.html.

The Compensation Committee has reviewed and discussed the Company’s Compensation Discussion and Analysis included in this Proxy Statement with management. Based on this review and discussion, the Committee has recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

The Committee on Compensation and Talent Management

Roger N. Farah, Chair

Frank M. Clark

Barbara Hackman Franklin

Jeffrey E. Garten

Edward J. Ludwig

REPORT OF THE AUDIT COMMITTEE

The Board has determined in its business judgment that all members of the Audit Committee meet the independence, financial literacy and expertise requirements for audit committee members set forth in the NYSE listing standards. Additionally, the Board has determined in its business judgment that each Committee member, based on his or her background and experience (including that described in this Proxy Statement), has the requisite attributes of an “audit committee financial expert” as defined by the SEC.

The Committee assists the Board in its oversight of (1) the integrity of the financial statements of the Company, (2) the qualifications and independence of the Company’s independent registered public accounting firm (the “Independent Accountants”), (3) the performance of the Company’s internal audit function and the Independent Accountants, and (4) the compliance by the Company with legal and regulatory requirements. The Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the Independent Accountants and any other accounting firm engaged to perform audit, review or attest services (including the resolution of any disagreements between management and any auditor regarding financial reporting). The Independent Accountants and any other such accounting firm report directly to the Committee.

The Committee operates pursuant to a Charter that was last amended and restated by the Board on January 18, 2013 and last reviewed by the Committee on December 5, 2013. The Audit Committee Charter can be found at www.aetna.com/investors-aetna/governance/committees.html.

As set forth in the Audit Committee Charter, Aetna’s management is responsible for the preparation,

presentation and integrity of Aetna’s financial statements and management’s annual assessment of Aetna’s internal control over financial reporting. Aetna’s management is responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Independent Accountants are responsible for planning and carrying out proper annual audits and quarterly reviews of Aetna’s financial statements. In conjunction with the Company’s annual report, the Independent Accountants express an opinion as to the conformity of the Company’s financial statements with U.S. generally accepted accounting principles and the effectiveness of the Company’s internal control over financial reporting. The Independent Accountants also provide review reports regarding the Company’s quarterly financial statements.

In the performance of its oversight function, the Committee has reviewed and discussed the Company’s audited financial statements for 2013 with management and the Independent Accountants. The Committee has also discussed with the Independent Accountants the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board (United States) and Rule 3200T and/or Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (United States). The Committee has also received the written disclosures and the letter from the Independent Accountants required by applicable requirements of the

AETNA INC. - 2014 Proxy Statement	69

II. APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Public Company Accounting Oversight Board regarding the Independent Accountants’ communications with the Committee concerning independence, and has discussed with the Independent Accountants their independence.

Members of the Committee are not employees of Aetna and, as such, it is not the duty or responsibility of the Committee or its members to conduct auditing or accounting reviews or procedures. In performing their oversight responsibility, members of the Committee rely on information, opinions, reports and statements, including financial statements and other financial data, prepared or presented by officers or employees of Aetna, legal counsel, the Independent Accountants or other persons with professional or expert competence. Accordingly, the Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Committee’s considerations and discussions referred to above do not assure that the audit of the Company’s financial statements by the Independent Accountants has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States), that the Company’s financial statements are presented in accordance with U.S. generally accepted accounting principles, that the Company’s internal control over financial reporting is effective or that the Independent Accountants are in fact “independent.”

Based upon the reports, review and discussions described in this Report, and subject to the limitations on the role and responsibilities of the Committee, certain of which are referred to above and in its Charter, the Committee recommended to the Board that the audited financial statements be included in Aetna’s Annual Report on Form 10-K for the year ended December 31, 2013 filed with the SEC.

The Audit Committee

Richard J. Harrington, Chair

Fernando Aguirre

Ellen M. Hancock

Joseph P. Newhouse

II.	APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed KPMG LLP to audit the Company’s consolidated financial statements for 2014. The Audit Committee and the Board recommend that shareholders approve KPMG LLP as the Company’s independent registered public accounting firm (the “Independent Accountants”) for 2014. Representatives of the firm are expected to be available at the Annual Meeting to make a statement if the firm desires and to respond to appropriate questions.

Nonaudit Services and Other Relationships Between the Company and the Independent Registered Public Accounting Firm

The Company’s practice is not to have its Independent Accountants provide financial information systems design and implementation consulting services. Instead, these services are provided by other accounting or consulting firms. Other types of permissible consulting services have been provided by the Independent Accountants or other accounting and consulting firms from time to time. All new services provided by the Independent Accountants must be approved in advance by the Audit Committee regardless of the size of the engagement. The Chair of the Audit Committee may approve any proposed engagements that arise between Committee meetings, provided that any such decision is presented to the full Committee at its next scheduled meeting.

In addition, management may not hire as an employee a person who within the last three years was an employee of the Independent Accountants and participated in the audit engagement of the Company’s financial statements if the hiring is prohibited by SEC rules or if the Audit Committee determines that the hiring of such person would impair the independence of the Independent Accountants. The independence of the Independent Accountants is considered annually by the Audit Committee and Board.

Fees Incurred for 2013 and 2012 Services Performed by the Independent Registered Public Accounting Firm

The table below provides details of the fees paid to KPMG LLP by the Company for services rendered in 2013 and 2012. All such services were approved in advance by the Audit Committee or the Chair of the Audit Committee. As shown in the table below, audit and audit-related fees totaled approximately 98% and 96% of the aggregate fees paid to KPMG LLP for 2013 and 2012, respectively, and tax and other fees made up the remainder. There were no other fees paid to KPMG LLP in 2013.

70	AETNA INC. - 2014 Proxy Statement

III. APPROVAL OF AMENDMENTS TO AETNA’S ARTICLES OF INCORPORATION AND BY-LAWS TO ELIMINATE SUPERMAJORITY VOTING PROVISIONS

	2013	2012
Audit Fees(1)	$13,393,640	$9,467,500
Audit-Related Fees(2)
Servicing Reports/Internal Controls	861,000	765,000
Employee Benefit Plan Audits	254,000	97,000
Audit/Attest Services Not Required by Statute or Regulation	52,000	52,000
	$14,560,640	$10,381,500
Tax Fees(3)	284,600	323,000
All Other Fees(4)	0	129,000
Total Fees	$14,845,240	$10,833,500
(1)

Audit Fees include all services performed to comply with generally accepted auditing standards and services that generally only the Independent Accountants can provide, such as comfort letters, statutory audits, attest services, consents and assistance with, and review of, documents filed with the SEC. For the Company, these fees include the integrated audit of the Company’s consolidated financial statements and the effectiveness of internal control over financial reporting, quarterly reviews, statutory audits of the Company’s subsidiaries required by statute or regulation, attest services required by applicable law, comfort letters in connection with debt issuances, consents and assistance with, and review of, documents filed with the SEC.

(2)

Audit-Related Fees are for audit and related attest services that traditionally are performed by the Independent Accountants, and include servicing reports, employee benefit plan audits, and audits or agreed-upon procedures that are not required by applicable law. Servicing reports represent reviews of the Company’s claim administration and certain health data processing functions that are provided to customers.

(3)

Tax Fees include all services performed by professional staff in the Independent Accountants’ tax division for tax return and related compliance services, except for those tax services related to the audit.

(4)	All Other Fees are for assistance with a data center consolidation cost study.

The affirmative vote of a majority of the votes cast is required for approval of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2014. The Audit Committee and the Board recommend a vote FOR the approval of KPMG LLP as the Company’s independent registered public accounting firm for 2014. If you complete the enclosed proxy card, unless you direct to the contrary on that card, the shares represented by that proxy card will be voted FOR approval of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2014.

III.	APPROVAL OF AMENDMENTS TO AETNA’S ARTICLES OF INCORPORATION AND BY-LAWS TO ELIMINATE SUPERMAJORITY VOTING PROVISIONS

Aetna is requesting that shareholders approve amendments to Article 11 of Aetna’s Amended and Restated Articles of Incorporation (the “Articles”) and Section 5.02 of Aetna’s Amended and Restated By-Laws (the “By-Laws”) that would eliminate the supermajority voting provisions contained in the Articles and the By-Laws.

Currently, Article 11(b) of the Articles applies a supermajority voting standard for shareholders to approve amendments to certain sections of the Articles. The Board has approved and recommends shareholder approval of an amendment to Article 11 of the Articles to eliminate the supermajority voting provisions. If approved by shareholders, the result of the amendment would be to reduce the shareholder approval requirement from the current supermajority voting standard of at least two-thirds of the votes that all voting shareholders are entitled to be cast at a meeting, to a majority of votes cast at a meeting (a “simple majority”). The text of Article 11 of the Articles marked to show the proposed changes that will become effective if Aetna’s shareholders approve the proposed amendment to Article 11 of the Articles is set forth on page B-7 of Annex B to this Proxy Statement.

Currently, Section 5.02 of the By-Laws applies a supermajority voting standard for shareholders to approve the amendment or repeal of certain sections of the By-Laws. The Board recommends that shareholders approve an amendment to Section 5.02 of the By-Laws to eliminate those supermajority voting provisions. If approved by shareholders, the result of the amendment would be to reduce the shareholder approval requirement from the current supermajority voting standard of at least two-thirds of the votes that all voting shareholders are entitled to cast at a meeting, to a simple majority. The text of Section 5.02 of the By-Laws marked to show the proposed changes that will become effective if Aetna’s shareholders approve the proposed amendment to Section 5.02 of the By-Laws is set forth on page C-6 of Annex C to this Proxy Statement.

AETNA INC. - 2014 Proxy Statement	71

IV. APPROVAL OF AN AMENDMENT TO AETNA’S ARTICLES OF INCORPORATION TO PROVIDE HOLDERS OF AT LEAST 25% OF THE VOTING POWER OF ALL OUTSTANDING SHARES THE RIGHT TO CALL A SPECIAL MEETING OF SHAREHOLDERS

The Board urges each shareholder to read carefully the complete text of the Articles and By-Laws as they will be amended if the proposed amendments to Article 11 of the Articles and Section 5.02 of the By-Laws are approved by shareholders. The description of the amendments described herein is qualified in its entirety by reference to the full text of the Articles and By-Laws as they are proposed to be amended.

At Aetna’s 2013 Annual Meeting, a shareholder proposal addressing this topic was approved by our shareholders. Following the 2013 Annual Meeting, the Board reviewed best practice voting standards and requested that management discuss the 2013 shareholder proposal with the Company’s largest shareholders to solicit their views on the issues presented. After careful consideration, including a review of the views expressed by the Company’s largest shareholders, the Board determined that it would be in the best interests of the Company and its shareholders to eliminate the existing supermajority voting provisions in Article 11 of the Articles and Section 5.02 of the By-Laws. If approved by shareholders, the impact of the amendments will be that all matters in the Articles and By-Laws that now require a supermajority vote for approval will instead require a simple majority vote for approval.

The proposed amendment does not change the voting standard of Article 11(a) of the Articles. Article 11(a) of the Articles requires the affirmative vote of at least a majority of the votes that all voting shareholders, voting as a single class, are entitled to cast for the approval of certain business combinations and other specified transactions (including mergers, share exchanges or a sale of substantially all of the assets of the Company which are required to be adopted by shareholders) or any amendment or appeal of Article 11(a). Such transactions and amendments also would require the affirmative vote of any class or series of Aetna’s shares required by the terms of such class or series if such a class or series were outstanding. The Board determined not to modify the

threshold for approving these transactions given their extraordinary nature. The Board believes the existing voting standard outlined in Article 11(a) ensures that these extraordinary corporate actions are taken only when there is a clear consensus of Aetna’s shareholders. The Board considered the fact that the majority of outstanding voting power voting standard is the statutory minimum in several states for the approval of mergers and other fundamental corporate transactions, including in the states of Delaware, New York and California. In addition, Aetna discussed its response to the 2013 shareholder proposal with its largest shareholders.

If the proposed amendment to Article 11 of the Articles is approved by Aetna’s shareholders it will become effective upon the filing of articles of amendment with the Commonwealth of Pennsylvania Department of State. We would file those articles of amendment promptly after the 2014 Annual Meeting. If the proposed amendment to Section 5.02 of the By-Laws is approved by Aetna’s shareholders, it will become effective upon such approval.

The affirmative vote of at least two-thirds of the votes that all voting shareholders voting as a single class are entitled to cast is required for approval of the proposed amendments to Article 11 of the Articles and Section 5.02 of the By-Laws to eliminate the supermajority voting provisions thereof.

The Board recommends a vote FOR the proposed amendments to Article 11 of the Articles and Section 5.02 of the By-Laws to eliminate the supermajority voting provisions thereof. If you complete the enclosed proxy card, unless you direct to the contrary on that card, the shares represented by that proxy card will be voted FOR the approval of the proposed amendments to Article 11 of the Articles and Section 5.02 of the By-Laws to eliminate the supermajority voting provisions thereof.

IV.	APPROVAL OF AN AMENDMENT TO AETNA’S ARTICLES OF INCORPORATION TO PROVIDE HOLDERS OF AT LEAST 25% OF THE VOTING POWER OF ALL OUTSTANDING SHARES THE RIGHT TO CALL A SPECIAL MEETING OF SHAREHOLDERS

Aetna is requesting that shareholders approve an amendment to Article 8(a) of the Articles that would provide holders of at least 25% of the voting power of all of

Aetna’s outstanding shares the right to call a special meeting of shareholders as outlined below.

72	AETNA INC. - 2014 Proxy Statement

IV. APPROVAL OF AN AMENDMENT TO AETNA’S ARTICLES OF INCORPORATION TO PROVIDE HOLDERS OF AT LEAST 25% OF THE VOTING POWER OF ALL OUTSTANDING SHARES THE RIGHT TO CALL A SPECIAL MEETING OF SHAREHOLDERS

Currently, Article 8(a) of the Articles provides shareholders entitled to vote at least two-thirds of the voting power of Aetna’s outstanding shares the right to call a special meeting of shareholders. The Board has approved and recommends shareholder approval of an amendment to Article 8(a) of the Articles to provide a shareholder or shareholders entitled to vote at least 25% of the voting power of Aetna’s outstanding shares the right to call a special meeting of shareholders, subject to the procedures and other requirements set forth in the By-Laws. Article 8(a) also would be amended to provide that Section 1756(b)(1) of the Pennsylvania Business Corporation Law shall not apply to the election of a Director at a special meeting requested by shareholders. This change ensures that Directors may only be elected at such a meeting when a quorum consisting of a majority of the votes that all outstanding shares are entitled to cast is present. The text of Article 8(a) of the Articles marked to show the proposed changes that will become effective if Aetna’s shareholders approve the proposed amendment to Article 8(a) of the Articles is set forth on page B-6 of Annex B to this Proxy Statement.

The proposed amendment was approved by the Board after a careful review of the ongoing evolution of corporate governance practices and in response to views expressed by some of the Company’s largest shareholders. The Board believes that establishing a voting power threshold of at least 25% strikes an appropriate balance between enhancing the rights of shareholders and protecting against the risk that a small minority of shareholders could call a special meeting (and cause Aetna to incur the resulting significant financial expense and administrative burden of holding a special meeting). We will continue to maintain our existing governance mechanisms that afford management and the Board the ability to respond to proposals and concerns of all shareholders, regardless of the level of share ownership.

If the proposed amendment to Article 8(a) of the Articles is approved by shareholders, promptly following the 2014 Annual Meeting and the effectiveness of the amendment to Article 8(a) of the Articles, the Board will amend Sections 1.03 and 1.04 of the By-Laws to address procedural issues in connection with the exercise of the shareholders’ right to call a special meeting. The text of amended Section 1.04(b) contains details of the percentage of voting power calculation and various informational requirements, timing and other mechanisms that are intended to minimize the risk of potential abuse, cost and distraction that would result from multiple shareholder meetings being held in a short time period, or from multiple meetings being held to consider matters that have been substantially addressed in the recent past, that are slated to be substantially addressed in the near future or that are not properly within the scope of matters that may be acted on by shareholders.

Among other matters, the amendment to Section 1.04(b) of the By-Laws measures share ownership on a “net long” basis. Generally, the “net long” determination of a shareholder’s beneficial ownership for the purpose of being qualified to request a special meeting would exclude shares that the shareholder has no power to vote and would reduce a shareholder’s ownership to the extent that such shareholder or certain related persons have hedged their investments in Aetna shares through derivative securities, short-selling or similar behavior. The determination of a shareholder’s “net long” beneficial ownership would be made by the Board in its good faith discretion. The amendment to Section 1.04(b) also would impose certain procedural requirements on shareholders seeking to exercise the right to request a special meeting.

The text of Sections 1.03 and 1.04 of the By-Laws marked to show the proposed changes that the Board will adopt if Aetna’s shareholders approve the proposed amendment to Article 8(a) of the Articles is set forth beginning on page C-1 of Annex C to this Proxy Statement. The Board urges each shareholder to read carefully the complete text of the Articles and By-Laws as they will be amended if the proposed amendment to Article 8(a) of the Articles is approved by shareholders. The description of the amendments described herein is qualified in its entirety by reference to the full text of the Articles and By-Laws as they are proposed to be amended.

If the proposed amendment to Article 8(a) of the Articles is approved by Aetna’s shareholders, it will become effective upon the filing of articles of amendment with the Commonwealth of Pennsylvania Department of State. We would file those articles of amendment promptly after the 2014 Annual Meeting.

The affirmative vote of at least two-thirds of the votes that all voting shareholders voting as a single class are entitled to cast is required for approval of the proposed amendment to Article 8(a) of the Articles to provide holders of at least 25% of the voting power of all outstanding shares the right to call a special meeting of shareholders.

The Board recommends a vote FOR the proposed amendment to Article 8(a) of the Articles to provide holders of at least 25% of the voting power of all outstanding shares the right to call a special meeting of shareholders. If you complete the enclosed proxy card, unless you direct to the contrary on that card, the shares represented by that proxy card will be voted FOR approval of the proposed amendment to Article 8(a) of the Articles to provide holders of at least 25% of the voting power of all outstanding shares the right to call a special meeting of shareholders.

AETNA INC. - 2014 Proxy Statement	73

V.	APPROVAL OF THE AMENDMENT OF THE AMENDED AETNA INC. 2010 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AUTHORIZED TO BE ISSUED UNDER THE PLAN

Subject to shareholder approval at the Annual Meeting, on February 27, 2014, the Board, on the recommendation of the Compensation Committee, unanimously approved an amendment (the “Amendment”) of the Amended Aetna Inc. 2010 Stock Incentive Plan (the “2010 Stock Plan”), to be effective as of May 30, 2014, the date of the Annual Meeting. The Amendment increases the number of shares authorized to be issued under the 2010 Stock Plan from 22,000,000 to 27,287,000. The Board of Directors recommends and requests that the shareholders approve the Amendment by approving the following resolution at the Annual Meeting:

“Resolved: That the first sentence of Section 4(a) of the Amended Aetna Inc. 2010 Stock Incentive Plan is hereby amended and restated to read in its entirely as follows: ‘The maximum number of shares of Common Stock in respect of which awards may be made under the Plan shall be a total of 27,287,000 shares of Common Stock.’”

The principal features of the 2010 Stock Plan are summarized below. Shareholders should read the full text of the 2010 Stock Plan provided in Annex D to this Proxy Statement for a complete description of its legal terms and conditions. The summary below is subject in all respects to the actual terms of the 2010 Stock Plan. Annex D is marked to show the Amendment proposed to be approved by Aetna’s shareholders.

We currently maintain two stock compensation plans under which future equity awards may be granted: the 2010 Stock Plan and the 2010 Non-Employee Director Compensation Plan (the “2010 Director Plan”), which together we refer to as the “Current Plans.” As of March 28, 2014, there were 10,032,289 shares available for future awards under the Current Plans. Of that number, 9,759,025 shares were available under the 2010 Stock Plan and 273,264 shares were available under the 2010 Director Plan. The 2010 Director Plan expires on May 21, 2020.

As of March 28, 2014, there were outstanding under the Current Plans stock options, SARs and PSARs with respect to 10,059,603 shares of Common Stock, with a weighted average exercise price of $48.03 and a weighted average remaining term of 4.37 years. None of the outstanding stock options, SARs or PSARs are entitled to dividends or dividend equivalents. In addition, as of March 28, 2014, there were 6,327,713 full-value awards outstanding under the Current Plans, as illustrated in the table below:

Type of Full-Value Award	Outstanding Full-Value Awards	Weighted Average Fair Value
Restricted Stock Units	2,888,575	$58.98
Performance Stock Units	1,117,736	$58.15
Market Stock Units	2,321,402	$54.01
TOTAL	6,327,713	$57.01

Upon shareholder approval of the Amendment, the shares remaining available for future awards under the 2010 Stock Plan will increase from approximately 9.8 million to approximately 15.0 million. If the Amendment is not approved by the shareholders, we will continue to grant awards under the 2010 Stock Plan while it remains in effect and to the extent shares are available. The table below provides the approximate number of shares available for future awards under the Current Plans prior to the Amendment and those that would be available following approval of the Amendment, each as of the date of the Annual Meeting. The number of shares requested considers our desire to maintain an average multi-year burn rate below 3%; maintain a reasonable incremental dilution to shareholders (1.5%); and limit our long-term share consumption associated with equity compensation.

74	AETNA INC. - 2014 Proxy Statement

V. APPROVAL OF THE AMENDMENT OF THE AMENDED AETNA INC. 2010 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AUTHORIZED TO BE ISSUED UNDER THE PLAN

	Shares Remaining Available for Future Equity Awards
	at March 28, 2014
Stock Compensation Plan	Prior to Shareholder Approval	Following Shareholder Approval
2010 Stock Plan	9,759,025	15,046,025
2010 Director Plan	273,264	273,264
TOTAL	10,032,289	15,319,289
COMMON SHARES OUTSTANDING, AT MARCH 28, 2014	357,400,846	357,400,846
PERCENT OF COMMON SHARES OUTSTANDING	2.8%	4.3%

Introduction

The Board believes that an effective equity compensation program is a key component of Aetna’s compensation philosophy. Long-term incentive compensation in the form of equity awards is intended to promote Aetna’s long-term success and increase shareholder value by attracting and retaining high caliber executives and employees who are essential to our success, and motivating these individuals to achieve Aetna’s continued financial growth and profitability.

To achieve this purpose, the 2010 Stock Plan, initially approved by the Board and our shareholders at the 2010 Annual Meeting, provides the flexibility to grant stock options, Stock Appreciation Rights (“SARs”), Performance Stock Appreciation Rights (“PSARs”), restricted stock, Restricted Stock Units (“RSUs”), Performance Stock Units (“PSUs”), Market Stock Units (“MSUs”), performance shares and other stock-based awards to eligible employees.

Reasons the Board of Directors Recommends You Vote “For” This Proposal

•	The Amendment will allow Aetna to continue to grant equity awards, an important incentive tool for creating shareholder value.

The use of Common Stock as a component of the Company’s compensation program is critical to the future success of the Company. Equity awards create an employee ownership culture that aligns the interests of employees with shareholders. Equity compensation also focuses employees’ attention on creating long-term value since the awards are subject to vesting and/or performance conditions. For example:

1.

Aetna has established stock ownership requirements for senior executives, which are further described beginning on page 43 in the Compensation Discussion and Analysis section of this Proxy Statement; and

2.

A portion of the equity compensation granted to senior executives in recent years has been awarded in the form of PSUs and MSUs, which are earned contingent on the Company attaining specified operating earnings per share, operating earnings and/or revenue performance levels.

•	Equity awards are important as a recruiting and retention tool.

Aetna’s future performance is dependent on its ability to recruit and retain high caliber employees, and a competitive compensation program that includes equity awards is essential for attracting and retaining such employees. The

Company would be at a significant competitive disadvantage if it were not able to use stock-based awards to compensate employees. Without equity compensation, our recruiting efforts could be more challenging, and, over time, executives would no longer have stock awards at risk of forfeiture, which could impact our ability to retain them.

•	Aetna has demonstrated sound equity compensation practices.

The Company recognizes that equity compensation programs dilute shareholder equity and need to be used judiciously. Our compensation programs are designed to be consistent with competitive market practice, and we believe that our historical share utilization has been prudent and mindful of shareholder interests.

•	The 2010 Stock Plan includes features designed to protect shareholder interests, including:

1.	Awards under the 2010 Stock Plan are administered by the Compensation Committee, which consists entirely of independent directors;

2.	The 2010 Stock Plan prohibits granting stock options, SARs and PSARs with an exercise price below the fair market value of a share of stock on the date of grant;

3.	The 2010 Stock Plan prohibits the repricing of stock options, SARs or PSARs, including through the exchange of stock options, SARs or PSARs for cash or other awards, without shareholder approval;

AETNA INC. - 2014 Proxy Statement	75

V. APPROVAL OF THE AMENDMENT OF THE AMENDED AETNA INC. 2010 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AUTHORIZED TO BE ISSUED UNDER THE PLAN

4.	Material amendments to the 2010 Stock Plan, including the Amendment, require shareholder approval; and

5.	The 2010 Stock Plan permits the Company to credit and accrue, but does not permit the Company to pay out, dividends or dividend equivalents on unvested equity awards.

•	If the Amendment is not approved, the Company will be compelled to increase the cash component of employee compensation.

In order to provide competitive compensation opportunities to attract and retain employees without equity compensation, the Company would need to replace the compensation previously delivered in equity awards with cash awards or other vehicles. These alternative forms of compensation may not align employee interests with those of shareholders as efficiently as stock-based awards.

Principal Features of the 2010 Stock Plan

The principal features of the 2010 Stock Plan as proposed to be amended by the Amendment are summarized below. The full text of the 2010 Stock Plan as proposed to be amended by the Amendment is attached as Annex D to this Proxy Statement, and the following summary is qualified in its entirety by reference to Annex D.

Plan Limits

The maximum number of shares of our Common Stock that may be issued pursuant to awards under the 2010 Stock Plan as proposed to be amended by the Amendment, is 27,287,000, which may include authorized but unissued shares.

The 2010 Stock Plan permits the Company to credit and accrue, but does not permit the Company to pay out, dividends or dividend equivalents on unvested equity awards until such awards become vested.

Shares that are subject to a stock option, SAR, PSAR, restricted stock award, RSU award, PSU award, MSU award or other award granted under the 2010 Stock Plan which for any reason expire or are terminated, forfeited, canceled or converted to and paid in cash, are available for delivery in connection with future awards under the 2010 Stock Plan. In addition, shares surrendered for the payment of the exercise price of stock options or other awards or withheld for taxes upon exercise or vesting of an award are again available for issuance under the 2010 Stock Plan. In addition, when a SAR or PSAR is exercised and settled in shares or a stock option is subject to net-exercise, only the net shares issued from the SAR, PSAR or option are counted against the 2010 Stock Plan limit.

The 2010 Stock Plan provides that no participant may be granted stock options, SARs or PSARs for more than 2,000,000 shares in any one-year period. In addition, no participant may be granted performance-based restricted stock awards, PSUs, MSUs, unrestricted stock awards or RSUs for more than 2,000,000 shares in any one-year period.

Administration

The 2010 Stock Plan is administered by the Compensation Committee, or such other committee as the Board selects consisting of two or more Directors, each of whom is intended to be a “non-employee director” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), an “outside director” under regulations promulgated under Section 162(m) of the Code, and an “independent director” under the NYSE rules. The current members of the Compensation Committee are Mr. Clark, Mr. Farah, Ms. Franklin, Mr. Garten and Mr. Ludwig, each of whom is an independent Director and not an employee of Aetna.

The Board may reserve to itself any or all of the authority and responsibility of the Compensation Committee under the 2010 Stock Plan or may act as administrator of the 2010 Stock Plan for any and all purposes. In addition, the Board or the Compensation Committee may expressly delegate to another committee of the Board some or all of the Compensation Committee’s authority, within specified parameters, to grant awards to eligible participants who, at the time of grant, are not Executive Officers under Rule 3b-7 of the Exchange Act.

The Compensation Committee has full and final authority in its discretion to take all actions determined by the Committee to be necessary in the administration of the 2010 Stock Plan in accordance with its terms. The Compensation Committee determines the employees who will be granted awards under the 2010 Stock Plan, the size and types of awards, the terms and conditions of awards and the form and content of the award agreements representing awards. The Compensation Committee is authorized to establish, administer and waive terms, conditions and performance goals of outstanding awards and to accelerate the vesting or exercisability of awards, in each case, subject to limitations contained in the 2010 Stock Plan. The Compensation Committee interprets the 2010 Stock Plan and award agreements and has authority to correct any defects, supply any omissions and reconcile any inconsistencies in the 2010 Stock Plan and/or any award agreements. The Compensation Committee’s decisions and actions concerning the 2010 Stock Plan are final and conclusive.

The 2010 Stock Plan prohibits reducing the exercise price or grant price of an outstanding stock option, SAR or PSAR or replacing or exchanging an outstanding stock option, SAR or PSAR that has an exercise price or grant price above the value of our Common Stock with a new option, SAR or PSAR that has a lower exercise price or grant price, or with cash or any other type of new award other than as

76	AETNA INC. - 2014 Proxy Statement

V. APPROVAL OF THE AMENDMENT OF THE AMENDED AETNA INC. 2010 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AUTHORIZED TO BE ISSUED UNDER THE PLAN

described under “Adjustment for Corporate Transactions” on page 79, without first obtaining shareholder approval.

Eligibility

The 2010 Stock Plan provides that awards may only be granted to employees of the Company. At March 28, 2014, there were approximately 48,600 employees who would be eligible to receive awards under the 2010 Stock Plan. In each year from 2008 through 2013, approximately 4,000 of the Company’s eligible employees received equity awards.

Duration and Modification

The 2010 Stock Plan will terminate on May 21, 2020, or such earlier date as the Board of Directors may determine. Notwithstanding the foregoing, the 2010 Stock Plan will remain in effect for awards outstanding under that Plan until no such awards remain outstanding.

The Board of Directors may amend, alter, suspend or terminate the 2010 Stock Plan. However, the Board of Directors is required to obtain approval of the shareholders, if such approval is required by any applicable law or rule, of any amendment of the 2010 Stock Plan that would: (a) increase the maximum number of shares of Common Stock that may be sold or awarded under the 2010 Stock Plan, or that may be subject to awards granted to a single participant during a single fiscal year, except in the event of certain changes in our capital (as described on page 79 under “Adjustment for Corporate Transactions”); (b) decrease the minimum option exercise price or SAR or PSAR grant price required by the 2010 Stock Plan, except in the event of certain changes in our capital (as described on page 79 under “Adjustment for Corporate Transactions”); (c) change the class of persons eligible to receive awards under the 2010 Stock Plan; (d) change the performance measures applicable to awards intended to qualify as performance-based compensation under Section 162(m) of the Code; (e) extend the duration of the 2010 Stock Plan or the exercise period of any stock options, SARs or PSARs granted under the 2010 Stock Plan; or (f) otherwise require shareholder approval to comply with applicable laws or rules. The proposed Amendment requires shareholder approval.

Incentive Stock and Incentive Units

The 2010 Stock Plan provides the Compensation Committee with the authority to grant a variety of time-based and performance-based incentive stock and incentive unit awards, including, but not limited to, restricted stock, RSUs, PSUs, MSUs and performance shares, to eligible employees.

Restricted stock awards are shares of our Common Stock that are awarded to a participant subject to the satisfaction of the terms and conditions established by the Compensation Committee. Until the applicable restrictions lapse, shares of restricted stock are subject to forfeiture and may not be sold, assigned, pledged or otherwise disposed of by the participant who holds those shares. RSUs are denominated in units of shares of our Common Stock, except that no shares are actually issued to the participant on the grant date. When a RSU award vests, the participant is entitled to receive shares of our Common Stock, a cash payment based on the value of shares of our Common Stock or a combination of shares and cash. Vesting of restricted stock and RSU awards may be based on continued employment or service and/or satisfaction of performance goals or other conditions established by the Compensation Committee. A recipient of restricted stock will have the rights of a shareholder during the restriction period, including the right to be credited with any dividends, which shall be subject to the same restrictions as the underlying share of restricted stock. A recipient of RSUs will have none of the rights of a shareholder unless and until shares are actually delivered to the participant. Upon termination of employment or a period of service, or failure to satisfy other vesting or performance conditions, a participant’s unvested shares of restricted stock and unvested RSUs are forfeited unless the participant’s award agreement, or the Compensation Committee, provides otherwise.

Performance units, performance shares, PSUs and MSUs granted to a participant are amounts credited to a bookkeeping account established for the participant. A performance unit has an initial value that is established by the Compensation Committee at the time of grant. A performance share has an initial value equal to the fair market value of one share of our Common Stock on the grant date. The fair market value of our Common Stock is generally determined as the closing price of our Common Stock on the NYSE on the grant date. Whether a performance unit, performance share, PSU or MSU award will actually result in a payment to a participant will depend upon the extent to which performance goals or other conditions established by the Compensation Committee are satisfied. After a performance unit, performance share, PSU or MSU award has vested, the participant will be entitled to receive a payout of cash, shares of our Common Stock or a combination of cash and such shares, as determined by the Compensation Committee. A participant’s award agreement describes the terms and conditions of the award, including the effect of a termination of employment on the participant’s performance unit, performance share, PSU or MSU award.

The number of shares of incentive stock and/or incentive units granted to a participant will be determined by the Compensation Committee, but no participant may be granted more than 2,000,000 shares subject to awards in any year.

AETNA INC. - 2014 Proxy Statement	77

V.	APPROVAL OF THE AMENDMENT OF THE AMENDED AETNA INC. 2010 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AUTHORIZED TO BE ISSUED UNDER THE PLAN

Incentive stock and/or incentive unit awards may be conditioned on the achievement of objectively determinable performance goals based on any combination of one or more of the performance measures listed below, determined in relation to the Company or our affiliates or any business unit of either or in comparison to a designated group of other companies or index (to the extent such awards are intended to qualify as performance-based for purposes of Section 162(m) of the Code):

•Net income	•Cash flow
•Earnings before income taxes	•Return on assets
•Earnings per share	•Pretax operating income
•Return on shareholders’ equity	•Customer satisfaction
•Expense management	•Provider satisfaction
•Ratio of claims to revenues	•Employee satisfaction
•Revenue growth	•Quality of networks
•Earnings growth	•Strategic innovation
•Profitability of an identifiable business unit or product	•Net economic profit (operating earnings minus a charge for capital)
•Total shareholder return

The Compensation Committee will determine whether the performance goals that have been chosen for a particular performance-based award have been met. The Compensation Committee may, in its discretion, adjust downwards but not upwards amounts payable or benefits granted, issued, retained or vested under a performance-based award described above.

SARs

SARs may be granted under the 2010 Stock Plan alone or in tandem with specific stock options granted under the 2010 Stock Plan. SARs are awards that, upon their exercise, give a participant the right to receive from us an amount equal to (1) the number of shares for which the SAR is exercised, multiplied by (2) the excess of the fair market value of a share of our Common Stock on the exercise date above the exercise price of the SAR. The exercise price of a SAR cannot be less than 100% of the fair market value of our Common Stock on the grant date of such SAR. A SAR may be settled in cash, shares or a combination of cash and shares, as determined by the Compensation Committee. SARs will become exercisable and expire at the times and on the terms and conditions established by the Compensation Committee, subject to a maximum term of 10 years following the grant date. However, a SAR granted in tandem with a stock option will be exercisable and terminate when the related stock option is exercisable and terminates. Such a stock option will no longer be exercisable to the extent that the holder exercises the related SAR. Likewise, a SAR will not be exercisable to the extent that the related stock option is exercised. The number of shares covered by each SAR will be determined by the Compensation Committee, but no participant may be granted SARs covering more than 2,000,000 shares of our Common Stock in any year.

PSARs

PSARs are awards that, upon their vesting, provide the recipient with the number of SARs specified in the award agreement, subject to the other terms and conditions specified in the award agreement and the 2010 Stock Plan. The number of PSARs that vest is performance-based and varies based upon the achievement of one or more performance metrics set at the time of the grant over one or more performance periods set at the time of the grant. Each vested PSAR becomes a SAR with an exercise price that is not less than the fair market value of our Common Stock on the grant date of such PSAR. The number of PSARs covered by each PSAR award will be determined by the Compensation Committee, but no participant may be granted PSARs covering more than 2,000,000 shares of our Common Stock in any year.

Stock Options

A stock option is the right to purchase a specified number of shares of our Common Stock in the future at a specified exercise price, subject to the other terms and conditions specified in the award agreement and the 2010 Stock Plan. Stock options granted under the 2010 Stock Plan will be either “incentive stock options,” which may be eligible for special tax treatment under the Code, or stock options other than incentive stock options (referred to as “nonqualified stock options”), as determined by the Compensation Committee and stated in the award agreement. The number of shares covered by each stock option award will be determined by the Compensation Committee, but no participant may be granted stock options for more than 2,000,000 shares of our Common Stock in any year. The exercise price of each stock option is determined by the Compensation Committee but cannot be less than 100% of the fair market value of our Common Stock on the date of grant. Stock options granted under the 2010 Stock Plan in substitution or exchange for options or awards of another company involved in a corporate transaction with us or one of our subsidiaries will have an exercise price that is intended to preserve the economic value of the award that is replaced. The exercise price of any stock options granted under the 2010 Stock Plan may be paid in cash, shares of our Common Stock already owned by the option holder or any other method that may be approved by the Compensation Committee, such as a cashless broker-assisted exercise that complies with law.

78	AETNA INC. - 2014 Proxy Statement

V. APPROVAL OF THE AMENDMENT OF THE AMENDED AETNA INC. 2010 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AUTHORIZED TO BE ISSUED UNDER THE PLAN

Stock options will become exercisable and expire at the times and on the terms and conditions established by the Compensation Committee, subject to a maximum term of 10 years following the grant date. Stock options generally terminate 90 days after the holder’s employment or service with Aetna or one of our affiliates terminates.

Other Stock-Based Awards

Under the 2010 Stock Plan, the Compensation Committee may grant to participants other stock-based awards which are valued in whole or in part by reference to, or otherwise based on, shares of our Common Stock. The form of any other stock-based awards will be determined by the Compensation Committee, and may include a grant or sale of unrestricted shares of Common Stock. The number of shares of our Common Stock related to any other stock-based award will be determined by the Compensation Committee. Other stock-based awards may be paid in shares of our Common Stock or cash, according to the award agreement. The terms and conditions of the award, including vesting provisions and the effect of a termination of employment or service on the award, will be established by the Compensation Committee at the time of grant.

Dividend Equivalents

The Compensation Committee may provide for the crediting of dividends or dividend equivalents with respect to equity awards, such as RSUs, that have not vested or been issued. However, such dividends or dividend equivalents will generally be subject to the same terms and conditions as the underlying award, and will in no event pay out on unvested awards. Neither SARs, PSARs nor stock options will be eligible for dividends or dividend equivalents.

Transferability of Awards

Awards under the 2010 Stock Plan generally may not be sold, assigned or otherwise transferred except by will or the laws of descent and distribution. The Compensation Committee may permit awards to be transferred to a member of a participant’s immediate family or to a trust or similar vehicle for the benefit of such immediate family members on such terms and conditions as the Committee shall determine.

Adjustment for Corporate Transactions

In the event of any corporate event or transaction, such as an extraordinary stock dividend, stock split, recapitalization, reorganization, merger, combination, consolidation or spin-off, in order to prevent dilution or enlargement of participants’ rights under the 2010 Stock Plan, the Compensation Committee will substitute or adjust the number, class and kind of securities that can be delivered under the 2010 Stock Plan and outstanding awards, the

2010 Stock Plan’s limits on the number of shares that can be subject to awards granted to a single participant during a single fiscal year, and the price, as applicable, of securities subject to awards outstanding under the 2010 Stock Plan.

Tax Withholding Obligations

The 2010 Stock Plan authorizes the Company to withhold all applicable taxes from any award or payment under the 2010 Stock Plan and to take other actions necessary or appropriate to satisfy those tax obligations.

Certain United States Federal Income Tax Consequences

The following is a brief summary of certain significant United States federal income tax consequences under the Code, as in effect on the date of this summary, applicable to us and participants in connection with awards under the 2010 Stock Plan. This summary assumes that all awards will be exempt from, or comply with, the rules under Section 409A of the Code regarding nonqualified deferred compensation. If an award constitutes nonqualified deferred compensation and fails to comply with Section 409A of the Code, the award will be subject to immediate taxation and tax penalties in the year the award vests. This summary is not intended to be exhaustive, and, among other things, does not describe state, local or non-United States tax consequences, or the effect of gift, estate or inheritance taxes. References to “we,” “us,” “our” and the “Company” in this summary of tax consequences mean Aetna Inc., or any subsidiary or affiliate of Aetna Inc. that employs or receives the services of a recipient of an award under the 2010 Stock Plan, as the case may be.

A recipient of shares of restricted stock will not recognize any taxable income upon the award of shares, if any of restricted stock which are not transferable or are subject to a substantial risk of forfeiture. Generally, dividends and dividend equivalents, if any, accrued prior to vesting and paid with respect to restricted stock upon the lapse of restrictions applicable to that stock will be taxable as compensation income to the recipient. Generally, the recipient will recognize taxable ordinary income when the shares become transferable and are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of those shares at the time such restrictions lapse. However, a recipient may elect to recognize taxable ordinary income upon the award date of restricted stock based on the fair market value of the shares of our Common Stock subject to the award on the date of the award. If a recipient makes such an election, any dividends paid with respect to that restricted stock will not be treated as compensation income, but rather as dividend income, and the recipient will not recognize additional taxable income when the restrictions applicable to his or her restricted stock award lapse. In addition, if the election is

AETNA INC. - 2014 Proxy Statement	79

V. APPROVAL OF THE AMENDMENT OF THE AMENDED AETNA INC. 2010 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AUTHORIZED TO BE ISSUED UNDER THE PLAN

made, the recipient will not be allowed a deduction for amounts subsequently required to be returned to the Company.

The granting of RSUs does not result in taxable income to the recipient of a RSU or a tax deduction for the Company. The amount of cash received or the then-current fair market value of our Common Stock received upon vesting of the RSU is taxable to the recipient as ordinary income and deductible by the Company in the year of receipt of the cash or Common Stock, subject to the limitations of Section 162(m)(6) of the Code.

The granting of incentive stock and/or incentive unit awards subject to performance conditions, including PSUs, MSUs, performance shares and other stock-based awards, generally should not result in the recognition of taxable income by the recipient or a tax deduction by us. The payment or settlement of a PSU, MSU, performance share or other stock-based award should generally result in immediate recognition of taxable ordinary income by the recipient equal to the amount of any cash received or the then-current fair market value of the shares of our Common Stock received, and a corresponding tax deduction by the Company. Section 162(m)(6) of the Code limits our tax deduction to the first $500,000 of earned compensation regardless of whether or not that compensation is performance-based. If the shares covered by the award are not transferable and subject to a substantial risk of forfeiture, the tax consequences to the recipient and the Company will be similar to the tax consequences of restricted stock awards previously described. If the award consists of unrestricted shares of our Common Stock, the recipient of those shares will immediately recognize as taxable ordinary income the fair market value of those shares on the date of the award, and we will be entitled to a corresponding tax deduction, subject to the limitations of Section 162(m)(6) of the Code.

The granting of SARs or PSARs does not, in itself, result in taxable income to the recipient of a SAR or PSAR or a tax deduction for the Company. Upon exercise of a SAR, the amount of any cash and/or the fair market value of any Common Stock received as of the exercise date are taxable to the recipient as ordinary income and deductible by the Company, subject to the limitations of Section 162(m)(6) of the Code.

The grant of stock options under the 2010 Stock Plan will not, in itself, result in taxable income to the recipient of the stock option or an income tax deduction for us. However, our transfer of Common Stock to a stock option holder upon exercise of the option may or may not give rise to taxable income to the option holder and a tax deduction for us depending upon whether such option is a nonqualified stock option or an incentive stock option and subject to the limitations of Section 162(m)(6) of the Code.

The exercise of a nonqualified stock option by an option holder generally results in immediate recognition of taxable ordinary income by the option holder and a corresponding tax deduction for the Company in the amount by which the fair market value of the shares of our Common Stock purchased, on the date of such exercise, exceeds the aggregate exercise price paid, subject to the limitations of Section 162(m)(6) of the Code. Any appreciation or depreciation in the fair market value of those shares after the exercise date will generally result in a capital gain or loss to the holder at the time the participant disposes of the shares (long term capital gain if the holding period of such shares of Common Stock is more than one year) and has no impact on the Company.

The exercise of an incentive stock option by the option holder is exempt from income tax, although not from the alternative minimum tax, and does not result in a tax deduction for the Company if the holder has been an employee at all times beginning with the option grant date and ending three months before the date the holder exercises the option (or twelve months in the case of termination of employment due to disability). If the option holder has not been so employed during that time, the option holder will be taxed as if nonqualified stock options were granted. If the option holder disposes of the shares purchased more than two years after the option was granted and more than one year after the option was exercised, then the option holder will recognize any gain or loss upon disposition of those shares as capital gain or loss. However, if the option holder disposes of the shares prior to satisfying these holding periods (known as a “disqualifying disposition”), the option holder will be obligated to report as taxable ordinary income for the year in which that disposition occurs the excess, with certain adjustments, of the fair market value of the shares disposed of, on the date the incentive stock option was exercised, over the exercise price paid for those shares. The Company would be entitled to a tax deduction equal to that amount of ordinary income reported by the option holder, subject to the limitations of Section 162(m)(6) of the Code. Any additional gain realized by the option holder on the disqualifying disposition would be capital gain. If the total amount realized in a disqualifying disposition is less than the exercise price of the incentive stock option, the difference would be a capital loss for the option holder.

Under certain circumstances, accelerated vesting, exercise or payment of awards under the 2010 Stock Plan in connection with a “change of control” may be deemed an “excess parachute payment” for purposes of the golden parachute payment provisions of Section 280G of the Code. To the extent it is so considered, the recipient holding the award would be subject to an excise tax equal to 20% of the amount of the excess parachute payment, and we would be denied a tax deduction for the excess parachute payment.

80	AETNA INC. - 2014 Proxy Statement

VI. APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION ON A NON-BINDING ADVISORY BASIS

Equity compensation awards to be granted in the future to the Company’s current and future eligible employees under the 2010 Stock Plan cannot be determined at this time, as actual awards will be based on the discretion of the Compensation Committee. For an understanding of the equity compensation awards made in the past under the 2010 Stock Plan and the 2000 Stock Plan, see the 2013 Grants of Plan-Based Awards table and the Outstanding Equity Awards at 2013 Fiscal Year-End table beginning on page 50.

Approval of the Amendment requires a majority of the votes cast on the Amendment (which for this proposal includes votes cast “FOR” or “AGAINST” the proposal as well as abstentions) to be “FOR” the Amendment. The Board recommends a vote FOR the approval of the Amendment. If you complete the enclosed proxy card, unless you direct to the contrary on that card, the shares represented by that proxy card will be voted FOR approval of the Amendment.

VI.	APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION ON A NON-BINDING ADVISORY BASIS

In accordance with Section 14A of the Exchange Act (15 U.S.C. 78n-l) (“Section 14A”), Aetna is providing shareholders with the opportunity to cast a non-binding advisory vote on the fiscal 2013 compensation of our NEOs (sometimes referred to as “say-on-pay”). This vote is not intended to address any specific item of compensation, but rather the overall compensation for our NEOs and our compensation philosophy, policies and practices as disclosed in the “Compensation Discussion and Analysis” and “Executive Compensation” sections of this Proxy Statement. Accordingly, you may vote on the following resolution at the Annual Meeting:

“Resolved, that the shareholders of Aetna Inc. (“Aetna”) hereby approve, on an advisory basis, the compensation paid to Aetna’s Named Executive Officers, as disclosed in Aetna’s Proxy Statement for the 2014 Annual Meeting of Shareholders pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and the narrative discussion.”

As described in detail under “Compensation Discussion and Analysis” and “Executive Compensation” our compensation programs are designed to motivate our executives to manage and grow a successful company. If fully earned based on the achievement of performance goals, equity compensation in the form of PSARs and PSUs that are subject to performance-based vesting and MSUs, the number of which is determined by our stock price performance, are the largest component of executive compensation. We believe that our compensation program, with its balance of short-term incentives (including cash bonus awards) and long-term incentives (including PSARs, PSUs and MSUs) and share ownership guidelines, rewards sustained performance that is aligned with long-term shareholder interests. Shareholders are encouraged to read the “Compensation Discussion and Analysis” and “Executive Compensation” sections of this Proxy Statement, the accompanying compensation tables, and the related narrative disclosure.

This advisory vote is non-binding. The Compensation Committee, which is comprised solely of independent Directors, and the Board value the opinions of all of our shareholders and expect to take into account the outcome of this vote when considering future executive compensation decisions for our NEOs.

The affirmative vote of a majority of the votes cast is required for the non-binding advisory vote on executive compensation to be considered approved. The Board recommends a vote FOR the approval, on an advisory basis, of the proposed resolution on the compensation of Aetna’s Named Executive Officers. If you complete the enclosed proxy card, unless you direct to the contrary on that card, the shares represented by that proxy card will be voted FOR approval, on an advisory basis, of such compensation.

AETNA INC. - 2014 Proxy Statement	81

VII.	SHAREHOLDER PROPOSALS

Proposal A  Independent Board Chair

The Comptroller of the City of New York, John C. Liu, as the custodian and a trustee of the New York City Employees’ Retirement System, the New York City Fire Department Pension Fund, the New York City Teachers’ Retirement System, and the New York City Police Pension Fund, and custodian of the New York City Board of Education Retirement System, One Centre Street, New York, NY 10007-2341 (owner of Common Stock valued in excess of $2,000), has advised Aetna that he plans to present the following proposal at the Annual Meeting. The proposal is included in this Proxy Statement pursuant to the rules of the SEC.

Independent Board Chair

RESOLVED: Shareholders of Aetna Inc. request that the Board of Directors adopt a policy that the Chair of the Board shall be an independent director who is not a current or former employee of the company, and whose only nontrivial professional, familial or financial connection to the corporation or its CEO is the directorship. The policy should be implemented so as not to violate existing agreements and should allow for departure under extraordinary circumstances such as the unexpected resignation of the chair.

Supporting Statement

The role of the CEO is to run the company. The role of the board of directors is to provide independent oversight of management and the CEO.

At present, Aetna’s CEO also serves as chairman of the board, a conflict of interest that we believe can result in excessive management influence on the board and weaken the board’s independent oversight of management. The consequences can include higher executive compensation, lower shareholder returns, more aggressive risk-taking, and ultimately less sustainable companies.

We believe Aetna’s acquisition and integration of Coventry Health Care and the more than 10-year average tenure of its independent directors underscore the need for an independent chairman. In addition, we share the independent board oversight concerns raised by some shareholders in connection with Aetna’s questionable political spending and transparency (see http://www.pionline.com/article/20120830/DAILYREG/12839).

We note that voting shareholders cast the majority of their shares for a proposal requesting an independent chairman at Aetna’s 2011 annual meeting. The board subsequently expanded the duties of the Presiding Director and changed the name of the role to Lead Director. But a lead director is not an independent chairman, who sets the agenda and committee assignments and presides over meetings.

According to a June 2012 study of 180 North American companies with market capitalization over $20 billion (“The Costs of a Combined Chair/CEO,” GMI Ratings), shareholders pay out more when there is a non-independent chair at the helm. The median total compensation paid to a combined chair/CEO was $16.1 million, 73% more than the $9.3 million paid in total to the positions of CEO and an independent chair.

Companies with a separate chair (independent or non-independent) and CEO also appear to perform better and to be more sustainable over the longer term, according to the GMI study. The 5-year total shareholder return was found to be 28% higher, and the GMI risk ratings lower, at these companies.

Board leadership structure in the U.S. is trending towards an independent chair. Twenty-one percent of S&P 500 companies now have an independent chair compared to 9% in 2003 (Spencer Stuart Board Index). Approximately 73% of directors on boards with an independent chair believe that their companies benefited from the split (Survey, 2008 Public US National Association of Corporate Directors) and more than 88% of senior financial executives believe the positions should be separated (Grant Thornton, 2009 Survey).

We urge shareholders to support this proposal for an independent chairman.

The affirmative vote of a majority of the votes cast is required for approval of the foregoing proposal.

82	AETNA INC. - 2014 Proxy Statement

VII. SHAREHOLDER PROPOSALS

Company Response

THE BOARD OF DIRECTORS WILL OPPOSE THIS PROPOSAL IF IT IS INTRODUCED AT THE 2014 ANNUAL MEETING AND RECOMMENDS A VOTE AGAINST THIS PROPOSAL FOR THE FOLLOWING REASONS:

The Board believes that the decision of who should serve as Chairman is the responsibility of the Board and that the Board should not be constrained by a requirement that the position of Chairman be limited to a director who has not previously served as an executive officer of the Company. The Company’s existing governance structure allows the Board flexibility to make changes in the Company’s leadership structure if and when the Board believes that such actions are in the best interests of the Company and its shareholders. Currently, the Board believes that the Company and its shareholders are best served by a flexible policy that permits but does not require the same individual to serve as Chairman and Chief Executive Officer. A policy that would restrict the Board’s discretion in selecting the Chairman would deprive the Board of the opportunity to select the most qualified and appropriate individual to lead the Board as Chairman. As noted in a recent article published by The Conference Board, CEO-Board Chair Separation, If It Ain’t Broke, Don’t Fix It (June 2013), prior research has routinely failed to find any direct correlation between the choice of board leadership structure and financial performance. The decision regarding the Board’s leadership structure should be assessed as a strategic concern and should be a reflection of how the Company can best deploy its resources to gain a competitive advantage, not simply a “one-size-fits-all” approach. There is simply no benefit to limiting the Board’s discretion to choose the best candidate.

The Board, with the assistance of the Nominating Committee (which consists solely of independent Directors), regularly reviews the leadership structure of the Company, including whether the position of Chairman should be held by an independent Director. The Board has given careful consideration to separating the roles of Chairman and CEO and has determined that the Company’s shareholders are currently best served by having Mr. Bertolini serve as both Chairman and CEO. Mr. Bertolini is a highly effective leader of the Board and an effective bridge between the Board and management, and will continue to provide critical leadership for carrying out the Company’s strategic initiatives and confronting its challenges.

Following its 2011 annual meeting, in which shareholders voted on a similar proposal, the Company reached out to many of its largest shareholders to discuss this issue. As a result of these discussions, the Company revised its Corporate Governance Guidelines to expand the role of

Presiding Director and change the role to Lead Director. As presently structured, the Lead Director’s duties include the following:

•	presiding at all meetings of the Board at which the Chairman is not present, including executive sessions of the non-management directors;

•	approving meeting agendas and schedules to assure there is sufficient time for discussion of all agenda items;

•	approving information sent to the Board;

•	having authority to call special meetings of the Board (including meetings of the non-management or independent Directors); and

•	making himself or herself available, as appropriate, for consultation and direct communication upon the reasonable request of a major shareholder.

In addition, the Board has taken several other steps to ensure that it effectively carries out its responsibility for the independent oversight of management. Executive sessions of nonmanagement Directors are scheduled as part of every regularly scheduled Board meeting, without management present, to discuss certain Board policies, processes and practices, the performance and proposed performance-based compensation of the Chief Executive Officer, management succession and other matters relating to the Company and the functioning of the Board. It should also be noted that out of the 12 Directors standing for election, only Mr. Bertolini is a member of management, and that the Audit, Nominating and Compensation Committees are comprised entirely of independent Directors.

Shareholders wishing to make their concerns known to Aetna’s independent or nonmanagement Directors or to send communications to the entire Board may contact the Lead Director as described in “Communications with the Board” in the “Governance of the Company” section of this Proxy Statement.

In summary, the Board opposes this proposal because it would eliminate the Board’s ability to exercise its business judgment with respect to selecting the best person to serve as the Company’s Chairman; because it believes that the Company and management already receive substantial oversight from our Lead Director and other independent Directors; and because of the strength of our corporate governance practices.

For these reasons, the Board believes that this proposal is not in the best interests of the Company or its shareholders.

If you complete the enclosed proxy card, unless you direct to the contrary on that card, the shares represented by that proxy card will be voted AGAINST the foregoing proposal.

AETNA INC. - 2014 Proxy Statement	83

VII. SHAREHOLDER PROPOSALS

Proposal B  Political Contributions – Board Oversight

The Unitarian Universalist Association of Congregations, 25 Beacon Street, Boston, MA 02108 (owner of Common Stock valued in excess of $2,000) and Mercy Investment Services, Inc., 2039 North Geyer Road Saint Louis, MO 63131 (owner of Common Stock valued in excess of $2,000) have advised Aetna that they plan to present the following proposal at the Annual Meeting. The proposal is included in this Proxy Statement pursuant to the rules of the SEC.

Political Contributions – Board Oversight

RESOLVED, that shareholders of Aetna, Inc. (“Aetna”) request that the Board of Directors amend Aetna’s Political Contributions Policy (the “Policy”) to include the following provisions regarding Board oversight of Aetna’s political expenditures:

•

Assign to the Board responsibility for (a) formulating and revising the Policy and (b) establishing the parameters of Aetna’s commitment to publicly disclose political expenditures (in addition to legal disclosure requirements);

•

Assign to the Audit Committee responsibility for analyzing and reporting to the full Board annually on (a) compliance with the Policy; and (b) the risks associated with Aetna’s political activities, including those undertaken through politically active intermediaries such as trade associations and social welfare organizations (“Intermediaries”); and

•

Establish specific criteria tailored to analyzing whether to make payments to Intermediaries for political purposes, requiring articulation of the business rationale for each payment and consideration of the use(s) to which the funds will be put by the Intermediary.

Supporting Statement

Robust board oversight is necessary to ensure that corporate political expenditures are in the best interests of companies and their shareholders. Without such oversight, corporate funds can be used to pursue private managerial preferences or activities that are not aligned with a company’s business strategy or values. The risk of such misalignment is heightened when funds are contributed to an organization that a company does not control, such as a trade association or social welfare organization.

In our view, Aetna’s Policy does not provide for strong board oversight of corporate political expenditures. It states vaguely that “[a]ll corporate political contributions shall promote the interests of the company and will be made without regard for the private political preferences of company directors or officers.” It does not set forth any other criteria to be used in deciding whether to make payments, describe the payments Aetna is committed to disclosing publicly, or define the respective roles of management and the Board.

Instead, the Policy incorporates by reference Aetna’s annual Political Contributions and Related Activity Report (the “Report”), which is prepared by Aetna’s Government Affairs personnel. The Report sets forth criteria directed at candidate contributions (but not payments to Intermediaries) and describes the Audit Committee’s role in reviewing contributions. We believe that it is inappropriate for the Board to delegate these important matters to management and that Aetna’s board should take the lead in setting company policy.

Strong board oversight is particularly important at Aetna, which disclosed that it gave $4,000,000 to the US Chamber of Commerce for unspecified “voter education initiatives” and $3,000,000 to the American Action Network, a social welfare organization that sponsors ads regarding political candidates, in 2011. The “voter education” initiatives described on the Chamber’s website consisted of attack ads aimed at specific candidates. (http://www.uschamber.com/press/releases/2012/july/us-chamber- launches-new-voter-education-campaign-five-senate-battleground-r; see also http://www.washingtonpost.com/business/economy/for-chamber-of-commerce-election-was-a-money-loser/2012/11/07/ ce32327c-2920-11e2-96b6-8e6a7524553f_story.html) It is not clear how such efforts, which attracted significant controversy, are in Aetna’s best interests.

We urge shareholders to vote for this proposal.

The affirmative vote of a majority of the votes cast is required for approval of the foregoing proposal.

Company Response

THE BOARD OF DIRECTORS WILL OPPOSE THIS PROPOSAL IF IT IS INTRODUCED AT THE 2014 ANNUAL MEETING AND RECOMMENDS A VOTE AGAINST THIS PROPOSAL FOR THE FOLLOWING REASONS:

The Company is an active participant in the political process at all levels of government and seeks to promote political interests that are aligned with the business interests of the Company, its shareholders and its members. Given the importance of this issue to the Company, in 2013 the Company expanded the information available on its website

84	AETNA INC. - 2014 Proxy Statement

VII. SHAREHOLDER PROPOSALS

about its policies and procedures regarding political contributions and the related oversight of those activities. This information can be found at www.aetna.com/about-aetna-
insurance/initiatives/political-action-committee.html. In addition, as it has done for many years, the Company annually publishes a Political Contributions and Related Activity Report with extensive information about its political contributions. Our 2012 report is available on our website www.aetna.com/about-aetna-insurance/document-library/pac/2012_Political_Contributions_Related_Activity_
Report.pdf. The 2013 report will become available after it has been reviewed by the Audit Committee.

The Company complies fully with all state and federal laws concerning the disclosure of its political and lobbying activity. In addition, it makes available additional information beyond that required by current laws and regulations.

The proposal asks that the Board amend its political contributions policy to include provisions regarding Board oversight of the Company’s political expenditures. We do not believe such an amendment is necessary because the Board (acting on its own or through the Audit Committee) already oversees the Company’s political expenditures. As outlined in more detail on our political contributions website, the Board currently has a robust oversight role over the Company’s political contributions, policies and practices. Among other activities, the Board reviews the Company’s list of government affairs priorities, reviews the Company’s

Political Contributions and Related Activity Report and oversees compliance with political contribution policy and process. In addition, given the importance of public policy to our business, management regularly discusses public policy issues and related political activities with the Board. The Board fully expects to continue this oversight of public policy matters.

At our 2013 annual meeting, this identical shareholder proposal was presented to our shareholders, and 93.29% of the votes cast at that meeting were voted against the proposal, reflecting our shareholders’ agreement that our current oversight practices meet or exceed their expectations.

In summary, the Board opposes this proposal because the Board believes it already complies with much of what has been requested in the proposal and that the additional activities requested are not warranted at this time.

For these reasons, the Board opposes this proposal and recommends a vote against the proposal.

If you complete the enclosed proxy card, unless you direct to the contrary on that card, the shares represented by that proxy card will be voted AGAINST the foregoing proposal.

Proposal C  Political Contribution Disclosure

The Honorable Thomas P. DiNapoli, the Comptroller of the State of New York, is the sole Trustee of the New York State Common Retirement Fund and the administrative head of the New York State and Local Employees’ Retirement System and the New York State Police and Fire Retirement System, 633 Third Avenue—31st Floor, New York, NY 10017 (owner of Common Stock valued in excess of $2,000), has advised Aetna that he plans to present the following proposal at the Annual Meeting. The proposal is included in this Proxy Statement pursuant to the rules of the SEC.

RESOLVED, that shareholders of Aetna, Inc. (“Aetna”) request that the Board of Directors amend Aetna’s Political Contributions Policy (the “Policy”) to provide that Aetna will disclose annually all payments it made in the previous calendar year to tax-exempt organizations (other than charitable organizations not permitted to engage in lobbying as a substantial part of their activities) that were used, or that Aetna had reasonable grounds to believe were used, for a political purpose, including the recipient and amount of the payment.

A “political purpose” is (a) lobbying at the federal, state or local level; (b) participation or intervention in any political campaign on behalf of or in opposition to any candidate, or efforts to influence the general public, or any segment thereof, with respect to an election or referendum; (c) directing a communication to the public that refers to, reflects a view on and encourages the recipient to take action with respect to legislation or regulation; or (d) drafting and endorsing model legislation.

Supporting Statement

As long-term Aetna shareholders, we believe it is important that Aetna publicly disclose all direct and indirect political expenditures. Lack of transparency prevents shareholders from evaluating whether funds are used to promote value creation, or to pursue private managerial preferences or activities that are misaligned with Aetna’s strategy or values.

Payments to politically active tax-exempt organizations create special risks for companies. Aetna’s Policy does not commit

AETNA INC. - 2014 Proxy Statement	85

VII. SHAREHOLDER PROPOSALS

the company to disclosing any payments publicly, including payments to tax-exempt organizations used for political purposes. (See http://www.aetna.com/about-aetna-insurance/initiatives/political-action-committee.html )

The Policy incorporates by reference Aetna’s Political Contributions and Related Activity Report (the “Report”), which is written by members of Aetna’s management team. We believe this has it backwards: Aetna’s board should decide which payments are disclosed, not members of management.

Aetna’s 2011 Report did disclose a $4,000,000 payment to the US Chamber of Commerce for “voter education.” The Chamber has described its voter education initiative as informing voters about the positions taken by a number of specific Democratic candidates. (http://www.uschamber.com/press/releases/2012/july/us-chamber-launches-new-voter-education-campaign-five-senate-battleground-r; (last visited Nov. 15, 2012)) There is no assurance, however, that Aetna will continue making such disclosure in the absence of a board-level commitment to doing so.

In addition, the 2011 Report did not disclose a $3,000,000 payment Aetna made to the American Action Network (“AAN”), a tax-exempt organization that, in the 2011-2012 election cycle, conducted high profile public advocacy campaigns in support of, and in opposition to, candidates for political office. (Aetna inadvertently disclosed the payment in a state insurance filing in mid-2012). (http://www.opensecrets.org/outsidespending/detail.php?cmte=American+Action+Network )

In our view, funding partisan organizations like the Chamber and AAN may not be in the best interests of Aetna and its shareholders. We are concerned that in committing substantial corporate resources to influence the political process, Aetna may have given insufficient attention to maximizing value in the current regulatory environment. Disclosure of payments to such organizations would enable shareholders to assess the risks they pose.

We urge shareholders to vote for this proposal.

The affirmative vote of a majority of the votes cast is required for approval of the foregoing proposal.

Company Response

THE BOARD OF DIRECTORS WILL OPPOSE THIS PROPOSAL IF IT IS INTRODUCED AT THE 2014 ANNUAL MEETING AND RECOMMENDS A VOTE AGAINST THIS PROPOSAL FOR THE FOLLOWING REASONS:

The Company is an active participant in the political process at all levels of government and seeks to promote political interests that are aligned with the business interests of the Company, its shareholders and its members. We agree that transparency and accountability with respect to political expenditures are important. That is why the Company publishes annually its Political Contributions and Related Activity Report. Our 2012 report is available on our website www.aetna.com/about-aetna-insurance /document-library/pac/2012_Political_ Contributions_Related_Activity_Report.pdf. The 2013 report will become available after it has been reviewed by the Audit Committee.

The Company complies fully with all state and federal laws concerning the disclosure of its political and lobbying activity. In addition, it makes available additional information beyond that required by current laws and regulations. With respect to oversight, the Company’s Audit Committee reviews the Company’s Political Contributions Report prior to publication. In addition, management regularly discusses public policy issues and political activities with our full Board. Given the importance of public policy to the health care industry and our business, our Board will continue to exercise oversight with respect to public policy matters.

We believe that the information currently available to shareholders is easily accessible and understandable and, coupled with the oversight of the Company’s political activities by the Board, is in the best interest of the Company. As a result, we do not believe additional disclosure is warranted at this time.

At our 2012 annual meeting a similar proposal related to political contribution disclosure practices was presented to our shareholders, and 89.98% of the votes cast at the meeting were voted against the proposal, reflecting our shareholders’ agreement that our current disclosure practices meet or exceed their expectations.

For these reasons, the Board opposes this proposal and recommends a vote against the proposal.

If you complete the enclosed proxy card, unless you direct to the contrary on that card, the shares represented by that proxy card will be voted AGAINST the foregoing proposal.

86	AETNA INC. - 2014 Proxy Statement

ADDITIONAL INFORMATION

Contact Information

If you have questions or need more information about the Annual Meeting, write to:

Office of the Corporate Secretary

Aetna Inc.

151 Farmington Avenue, RW61

Hartford, CT 06156

or email us at shareholderrelations@aetna.com.

For information about your record holdings or Computershare Investment Plan account, call Computershare Trust Company, N.A. at 1-800-446-2617 or access your account via the Internet at www.computershare.com/investor. We also invite you to visit Aetna’s website at www.aetna.com. Website addresses and QR codes are included for reference only. The information contained on websites referred to in this Proxy Statement (other than Aetna’s website to the extent specifically referred to herein as required by the SEC’s rules) is not part of this proxy solicitation and is not incorporated by reference into this Proxy Statement or any other proxy materials. References to competitors and other companies throughout this Proxy Statement are for illustrative or comparison purposes only and do not indicate that these companies are Aetna’s only competitors or are Aetna’s closest competitors.

Financial Statements

The 2013 Aetna Annual Report, Financial Report to Shareholders (the “Annual Report”) includes the Report of Independent Registered Public Accounting Firm, which includes an opinion on the Company’s consolidated financial statements as of December 31, 2013 and 2012 and for each of the three years in the three-year period ending December 31, 2013, as well as an opinion on the effectiveness of the Company’s internal control over financial reporting as of December 31, 2013. The Annual Report also contains Management’s Discussion and

Analysis of Financial Condition and Results of Operations together with the Consolidated Financial Statements and related Notes as of December 31, 2013 and 2012 and for each of the three years in the three-year period ending December 31, 2013. Other information provided in the Annual Report includes Management’s Report on Internal Control Over Financial Reporting, Selected Financial Data for the most recent five years, Quarterly Financial Data for 2013 and 2012 and a Corporate Performance Graph.

SEC Form 10-K

Shareholders may obtain a copy of Aetna’s 2013 Annual Report on Form 10-K filed with the SEC, including the financial statements and the financial statement schedules, without charge by calling 1-800-237-4273, by visiting Aetna’s website at www.aetna.com or by mailing a written request to Judith H. Jones, Aetna’s Corporate Secretary, at 151 Farmington Avenue, RW61, Hartford, CT 06156.

By order of the Board of Directors,

Judith H. Jones

Vice President and Corporate Secretary

April 18, 2014

AETNA INC. - 2014 Proxy Statement	87

ADMISSION AND TICKET REQUEST PROCEDURE

Admission

Admission is limited to shareholders of record at the close of business on March 28, 2014, or one individual designated as a shareholder’s authorized proxy holder or one representative designated in writing to present a shareholder proposal. In each case, the individual must have an admission ticket and valid government issued photo identification (e.g., a driver’s license or a passport) to be admitted to the Annual Meeting.

Ticket Request Deadline

Ticket requests must include all information specified in the applicable table below and be submitted in writing and received by Aetna on or before May 22, 2014. No requests will be processed after that date.

To Submit a Request

Submit ticket requests by mail to Office of the Corporate Secretary, 151 Farmington Avenue, RW61, Hartford, CT 06156 or by facsimile to 860-293-1361. Ticket requests will not be accepted by telephone or e-mail.

Authorized Proxy Representative

A shareholder may appoint a representative to attend the Annual Meeting and/or vote on his/her behalf. The admission ticket must be requested by the shareholder but will be issued in the name of the authorized representative. Individuals holding admission tickets that are not issued in their name will not be admitted to the Annual Meeting. The shareholder information specified below and a written proxy authorization must accompany the ticket request.

Proponent of a Shareholder Proposal

For each shareholder proposal included in this Proxy Statement, the shareholder sponsor should notify the Company in writing of the individual authorized to present the proposal on behalf of the shareholder at the Annual Meeting. One admission ticket will be issued for the designated representative if the advance registration instructions on this page and page 6 are followed. Shareholder sponsors and their designated representatives must have an admission ticket to be admitted to the Annual Meeting.

Registered Shareholders For ownership verification provide:	Beneficial Holders For ownership verification provide one of the following:	401(k) Holders For ownership verification provide:

Option A

•Name(s) of shareholder;

•Address;

•Phone number; and

•Shareholder account number or social security number

Option B

•A copy of your proxy card or notice showing shareholder name and address

Also include:

•Name of authorized proxy representative, if applicable

•Address where ticket should be mailed

•A copy of your March 2014 brokerage account statement showing Aetna share ownership as of the record date (3/28/14); or

•A letter from your broker, bank or other nominee verifying your record date (3/28/14) ownership; or

•A copy of your brokerage account voting instruction card showing shareholder name and address

Also include:

•Name of authorized proxy representative, if applicable

•Address where ticket should be mailed and phone number

•Name; •Address; and •Phone number Also include: •Address where ticket should be mailed

88	AETNA INC. - 2014 Proxy Statement

ANNEX A

Reconciliation of Certain Amounts to the Most Directly Comparable GAAP Measure

Operating earnings and operating earnings per share exclude from net income attributable to Aetna net realized capital gains and losses and other items, if any, that neither relate to the ordinary course of our business nor reflect our underlying business performance. Although the excluded items may recur, management believes that operating earnings and operating earnings per share provide a more useful comparison of Aetna’s underlying business performance from period to period. Management uses operating earnings to assess business performance and to make decisions regarding Aetna’s operations and allocation of resources among Aetna’s businesses. Operating earnings is also the measure reported to the Chief Executive Officer for these purposes. Refer below for a reconciliation of operating earnings and operating earnings per share to the most directly comparable Generally Accepted Accounting Principles (“GAAP”) measure. Non-GAAP financial measures we disclose, such as operating earnings, operating earnings per share, operating revenue, pretax operating margin, adjusted operating earnings per share, adjusted revenue, risk underwriting margin and G&A as a % of revenue should not be considered a substitute for, or superior to, financial measures determined or calculated in accordance with GAAP.

In order to provide useful information regarding Aetna’s profitability on a basis comparable to others in the industry, without regard to financing decisions, income taxes or amortization of other acquired intangible assets (each of which may vary for reasons not directly related to the performance of the underlying business), Aetna’s pretax operating margin is based on operating earnings excluding interest expense, income taxes and amortization of other acquired intangible assets. Management also uses pretax operating margin to assess Aetna’s performance, including performance versus competitors.

The following is a reconciliation of Aetna’s pretax operating margin to the most directly comparable GAAP measure for the year ended December 31, 2013:

(Millions)	2013
Reconciliation to Income Before Income Taxes
Operating earnings before income taxes, excluding interest expense and amortization of other acquired intangible assets	(A	)	$3,729.3
Interest expense*			(313.0)
Amortization of other acquired intangible assets			(214.6)
Transaction, integration-related and restructuring costs			(332.8)
Charge for changes in life insurance claim payment practices			(55.0)
Reduction of reserve for anticipated future losses on discontinued products			86.0
Reversal of allowance and gain on sale of reinsurance recoverable			49.4
Net realized capital losses			(8.8)
Income before income taxes (GAAP measure)			$2,940.5

	2013
Reconciliation of Revenue
Operating revenue, excluding net investment income (“adjusted revenue”)			$46,280.9
Net investment income			913.8
Operating revenue (excludes net realized capital losses and other items)	(B	)	47,194.7
Group annuity contract conversion premium			99.0
Interest income on proceeds of transaction-related debt			2.5
Gain on sale of reinsurance recoverable			7.2
Net realized capital losses			(8.8)
Total revenue (GAAP measure)	(C	)	$47,294.6

Operating Margin
Pretax operating margin	(A)/(B)		7.9%
After-tax net income margin (GAAP measure)	(E)/(C)		4.0%

*Interest expense of $203.5 million ($313.0 million pretax) for the year ended December 31, 2013, excludes the negative cost of carry on transaction-related debt issued in connection with the acquisition of Coventry Health Care, Inc. (“Coventry”). Those costs are presented within transaction, integration-related and restructuring costs prior to the closing of the acquisition of Coventry, which occurred on May 7, 2013 (the “Acquisition Date”). After the Acquisition Date, the interest expense associated with the transaction-related debt is included in interest expense.

AETNA INC. - 2014 Proxy Statement	A-1

ANNEX A

The following is a reconciliation of operating earnings and operating earnings per share to the most directly comparable GAAP measure for the years ended December 31, 2013 through 2011:

	For the Years Ended December 31,
(Millions, except per common share data)			2013	2012	2011
Reconciliation to Net Income Attributable to Aetna
Operating earnings	(D	)	$2,101.6	$1,769.6	$1,965.7
Transaction, integration-related and restructuring costs, net of tax			(233.5)	(25.4)	-
Charge for changes in life insurance claim payment practices, net of tax			(35.7)	-	-
Reduction of reserve for anticipated future losses on discontinued products, net of tax			55.9	-	-
Reversal of allowance and gain on sale of reinsurance recoverable, net of tax			32.1	-	-
Litigation-related settlement, net of tax			-	(78.0)	-
Loss on early extinguishment of long-term debt, net of tax			-	(55.2)	-
Severance charge, net of tax			-	(24.1)	-
Voluntary early retirement program, net of tax			-	-	(89.1)
Net realized capital (losses) gains, net of tax			(6.8)	71.0	109.1
Net income attributable to Aetna (GAAP measure)	(E	)	$1,913.6	$1,657.9	$1,985.7

Operating Earnings Per Share
Weighted-average common shares—diluted	(F)		359.2	345.0	380.2

Operating earnings per share	(D)/(F)		$5.85	$5.13	$5.17

Net income per share attributable to Aetna (GAAP measure)	(E)/(F)		$5.33	$4.81	$5.22

Under the Annual Bonus Plan (“ABP”), bonus pool funding is determined by the Committee on Compensation and Talent Management using non-GAAP metrics to measure actual performance. The following is a reconciliation of the actual performance metrics used in determining the bonus pool funding to the most directly comparable GAAP measure for the year ended December 31, 2013:

(Millions)	2013
Health care premium			$39,659.7
Other premiums			2,077.9
Group annuity contract conversion premium			99.0
Fees and other revenue			4,550.5
Total premiums and fees and other revenue			46,387.1
Less: health care costs			32,896.0
Less: current and future benefits			2,251.4
Less: benefit expense on group annuity contract conversion			99.0
Total underwriting margin (GAAP measure)			11,140.7
Less: fees and other revenue			4,550.5
Add: Charge for changes in life insurance claim payment practices			55.0
Risk underwriting margin			$6,645.2

(Millions)	2013
Operating earnings per share, excluding pension expense (“adjusted operating earnings per share”)			$5.77
Plus: financing component of pension and other postretirement benefit plan expense			.08
Operating earnings per share			5.85
Transaction, integration-related costs and restructuring costs, net of tax			(.65)
Charge for changes in life insurance claim payment practices, net of tax			(.10)
Reduction of reserve for anticipated future losses on discontinued products, net of tax			.16
Reversal of allowance and gain on sale of reinsurance recoverable, net of tax			.09
Net realized capital losses, net of tax			(.02)
Net income attributable to Aetna (GAAP measure)			$5.33

(Millions)	2013
Operating expenses, excluding incentive compensation expense, other items and selling expense	(G)		$6,846.6
Incentive compensation expense			177.8
Selling expense			1,348.6
Transaction, integration-related and restructuring costs			314.6
Reversal of allowance on reinsurance recoverable			(42.2)
Total operating expenses (GAAP measure)	(H	)	$8,645.4

Adjusted operating expense ratio (“G&A as % of Revenue”)	(G)/(B)		14.5%
Total operating expense ratio (GAAP measure)	(H)/(C)		18.3%

A-2	AETNA INC. - 2014 Proxy Statement

ANNEX B

Proposed Amendments to Aetna’s Articles of Incorporation

AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

AETNA INC.

1.        Name. The name of the Corporation is Aetna Inc.

2.        Registered Office. The registered office of the Corporation is 980 Jolly Road, Blue Bell, PA 19422 (which is located in Montgomery County).

3.        Incorporation. The Corporation is incorporated under the Pennsylvania Business Corporation Law of 1988, as amended (the “PaBCL”).

4.        Capitalization.

I.        GENERAL PROVISIONS

(a)	Authorized Shares. The Corporation shall have the authority to issue 2,996,654,333 shares, par value $.01 per share.

(b)

Uncertificated Shares. All shares of each class and series may be certificated or uncertificated, except as may be expressly provided in the terms of any class or series. The rights and obligations of the holders of shares represented by certificates and the rights and obligations of holders of uncertificated shares of the same class and series shall be identical.

(c)

Authority of Board of Directors. The Board of Directors is expressly authorized to divide the authorized but unissued shares into one or more classes or series, or both, and to determine for any such class or series the number of shares of the class or series and the voting rights, designations, preferences, limitations and special rights of the shares of the class or series. Except as otherwise provided in these articles of incorporation or in a resolution of the Board of Directors providing for the issuance of any particular class or series of shares, the number of shares of any class or series of shares may be increased or decreased (but not below the number of shares of such class or series then outstanding) by a resolution adopted by the Board of Directors.

(d)

No Preemptive Rights. No holder of any class or series of shares of the Corporation shall have any preemptive right to purchase or subscribe to any shares of the Corporation now or hereafter authorized or any securities convertible into shares, including without limitation warrants, rights to subscribe and options to acquire shares, of any class or series of the Corporation’s shares.

(e)	No Cumulative Voting. Shareholders shall not have the right to cumulate their votes in the election of Directors.

(f)

Reacquired Shares. Except as otherwise provided in these articles of incorporation or in a resolution of the Board of Directors providing for the issuance of any particular class or series of shares, shares purchased, redeemed by, surrendered to or otherwise acquired by the Corporation shall assume the status of authorized but unissued shares, undesignated as to class or series, and may thereafter, subject to the provisions of this Article 4 and to any restrictions contained in any resolution of the Board of Directors providing for the issue of any such class or series of shares, be reissued in the same manner as other authorized but unissued shares.

(g)

Issuance of Rights, Options, Etc. The Corporation shall have the power to issue securities, rights, options, option rights, and securities having conversion or option rights, containing in each case such provisions as are fixed by the Board of Directors, including without limitation: (i) those generally authorized by Section 1525 of the PaBCL, and in any provisions successor thereto, and (ii) conditions that preclude or limit any person or persons owning or offering to acquire a specified number or percentage of the outstanding common or other shares of the Corporation, other securities, rights, options, option rights, securities having conversion or option rights, or obligations of the Corporation or any transferee or transferees of the person or persons from exercising, converting, transferring or receiving such shares, other securities, rights, options, option rights, securities having conversion or option rights, or obligations. The power of the Corporation to issue, amend the terms of, redeem or take other action with respect to securities, rights, options, option rights or

AETNA INC. - 2014 Proxy Statement	B-1

ANNEX B

securities having conversion or option rights containing a provision described in clause (ii) of the preceding sentence may be exercised only by the full Board of Directors and not by a committee of the Board, shareholders or any other person or group of persons.

(h)

Fractional Shares. The Corporation may create and issue fractions of a share, either represented by a certificate or uncertificated. A fractional share shall represent a proportional interest in all the preferences, limitations and special rights of a full share; except that a fractional share shall not have any right to vote on any matter, notwithstanding any provision of law or these articles of incorporation to the contrary.

II.        CLASS A VOTING PREFERRED SHARES

(a)

Authorized Shares. Of the 2,996,654,333 shares that the Corporation is authorized to issue, 7,625,000 shares are hereby designated Class A Voting Preferred Shares, which shares shall constitute a single class with the terms, limitations and relative rights and preferences set forth in this Section II. The Board of Directors shall not have the authority to decrease the number of authorized Class A Voting Preferred Shares.

(b)	Dividends.

(1)

The holders of Class A Voting Preferred Shares shall be entitled to receive cumulative quarterly dividends payable in cash (or in kind to the extent provided in this subsection (b)) on the fifteenth day of March, June, September and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share of Class A Voting Preferred Shares (the “First Quarterly Dividend Payment Date”), in an amount per share (rounded to the nearest cent), subject to the provisions for adjustment set forth in this subsection (b), equal to 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in Common Shares or a subdivision of the outstanding Common Shares (by reclassification or otherwise), declared on the Common Shares on or since the immediately preceding Quarterly Dividend Declaration Date, as defined below, or, with respect to the first Quarterly Dividend Declaration Date, since the first issuance of any share of Class A Voting Preferred Shares. If no dividend or distribution shall have been declared on the Common Shares during the period between any Quarterly Dividend Declaration Date and the next subsequent Quarterly Dividend Declaration Date, the holders of Class A Voting Preferred Shares shall be entitled to receive a dividend of $0.01 per share on the next subsequent Quarterly Dividend Payment Date. The Corporation shall declare a dividend on the Class A Voting Preferred Shares on the fifth day of March, June, September and December of each year (each such date being referred to herein as a “Quarterly Dividend Declaration Date”), commencing on the first Quarterly Dividend Declaration Date after the first issuance of a Class A Voting Preferred Share. If the Corporation shall at any time after the effective time of the merger (the “Merger”) of ANB Acquisition Corp., a Connecticut corporation, with and into Aetna Inc., a Connecticut corporation, pursuant to a certain Agreement and Plan of Restructuring and Merger, dated as of July 19, 2000: (i) declare a dividend on the outstanding Common Shares payable in Common Shares, (ii) split up or divide the outstanding Common Shares, (iii) combine the outstanding Common Shares into a smaller number of shares, or (iv) issue any shares in a reclassification of the outstanding Common Shares (including without limitation any such reclassification in connection with a consolidation, merger or division in which the Corporation is a continuing or surviving corporation), then, in each such case, and regardless of whether any Class A Voting Preferred Shares are then issued or outstanding, the amount per share to which each holder of Class A Voting Preferred Shares would be entitled immediately prior to such event under the first sentence of this paragraph (1) shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of Common Shares outstanding immediately after such event and the denominator of which is the number of Common Shares that were outstanding immediately prior to such event.

(2)

Dividends shall begin to accrue and be cumulative on outstanding Class A Voting Preferred Shares from the Quarterly Dividend Payment Date next preceding the date of issue of such shares: (i) unless the date of issue of such shares is prior to the record date for the First Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of the first issuance of a share of Class A Voting Preferred Shares; or (ii) unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of Class A Voting Preferred Shares entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from the Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the Class A Voting Preferred Shares in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the

B-2	AETNA INC. - 2014 Proxy Statement

ANNEX B

determination of holders of Class A Voting Preferred Shares entitled to receive payment of a dividend or other distribution declared thereon, which record date shall be not more than 90 calendar days prior to the date fixed for the payment thereof.

(3)

Whenever dividends payable on the Class A Voting Preferred Shares as provided in this Article 4 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Class A Voting Preferred Shares outstanding shall have been paid in full, the Corporation shall not:

(i)	declare or pay dividends, or make any other distributions, on any Common Shares or any other shares ranking junior (either as to dividends or upon dissolution) to the Class A Voting Preferred Shares;

(ii)

declare or pay dividends, or make any other distributions, on any shares ranking on a parity (either as to dividends or upon dissolution) with the Class A Voting Preferred Shares, except dividends paid ratably on the Class A Voting Preferred Shares and all such parity shares on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled; or

(iii)

redeem or purchase or otherwise acquire for consideration Common Shares or any other shares ranking junior (either as to dividends or upon dissolution) to the Class A Voting Preferred Shares; provided, however, that the Corporation may at any time redeem, purchase or otherwise acquire any such junior shares in exchange for shares of the Corporation ranking junior (either as to dividends or upon dissolution) to the Class A Voting Preferred Shares.

(c)	Dissolution.

(1)

Upon any voluntary or involuntary dissolution of the Corporation, no distribution or payment shall be made (i) to the holders of Common Shares or any other shares ranking junior (either as to dividends or upon dissolution) to the Class A Voting Preferred Shares, unless prior thereto the holders of Class A Voting Preferred Shares shall have received an aggregate amount per share, subject to the provisions for adjustment set forth in this subsection (c), equal to 100 times the aggregate amount to be distributed per share to holders of Common Shares, plus an amount equal to all accrued and unpaid dividends and distributions on the Class A Voting Preferred Shares, whether or not declared, to the date of such payment, or (ii) to the holders of shares ranking on a parity (either as to dividends or upon dissolution) with the Class A Voting Preferred Shares, except distributions made ratably on the Class A Voting Preferred Shares and all other such parity shares in proportion to the total amounts to which the holders of all such shares are entitled upon such dissolution. If the Corporation shall at any time after the effective time of the Merger: (A) declare a dividend on the outstanding Common Shares payable in Common Shares, (B) split up or divide the outstanding Common Shares, (C) combine the outstanding Common Shares into a smaller number of shares, or (D) issue any shares in a reclassification of the outstanding Common Shares (including without limitation any such reclassification in connection with a consolidation, merger or division in which the Corporation is a continuing or surviving corporation); then, in each such case, and regardless of whether any Class A Voting Preferred Shares are then issued or outstanding, the aggregate amount per share to which each holder of Class A Voting Preferred Shares would be entitled immediately prior to such event under the provision in clause (i) of the first sentence of this paragraph (1) shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of Common Shares outstanding immediately after such event and the denominator of which is the number of Common Shares that were outstanding immediately prior to such event.

(2)

If the net assets of the Corporation shall be insufficient to pay in full the amounts set forth in paragraph (1) of this subsection (c) in respect of the Class A Voting Preferred Shares, together with the aggregate dissolution preference for the outstanding shares of all other classes ranking on a parity with the Class A Voting Preferred Shares as to payments upon dissolution, then the entire net assets of the Corporation shall be distributed among the holders of shares of all such parity classes, who shall receive their pro rata portion of the net assets of the Corporation.

(3)

Neither the consolidation nor the merger of the Corporation with or into another corporation or corporations, nor the division of the Corporation into two or more corporations, nor the sale or transfer by the Corporation of all or any part of its assets, shall be deemed a dissolution of the Corporation.

(d)	Redemption. The Class A Voting Preferred Shares shall not be redeemable.

(e)

No Conversion Rights. Holders of Class A Voting Preferred Shares shall have no right to convert such shares into or exchange them for Common Shares, or other securities or assets of the Corporation or any other issuer.

(f)	Voting Rights.

(1)

Subject to the provisions for adjustment hereinafter set forth in this paragraph (1), each Class A Voting Preferred Share shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the shareholders of the

AETNA INC. - 2014 Proxy Statement	B-3

ANNEX B

Corporation. If the Corporation shall at any time after the effective time of the Merger: (i) declare a dividend on the outstanding Common Shares payable in Common Shares, (ii) split up or divide the outstanding Common Shares, (iii) combine the outstanding Common Shares into a smaller number of shares, or (iv) issue any shares in a reclassification of the outstanding Common Shares (including without limitation any reclassification in connection with a consolidation, merger or division in which the Corporation is a continuing or surviving corporation), then, in each such case, and regardless of whether any shares of Class A Voting Preferred Shares are then issued or outstanding, the number of votes per share to which each holder of Class A Voting Preferred Shares would be entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of Common Shares outstanding immediately after such event and the denominator of which is the number of Common Shares that were outstanding immediately prior to such event.

(2)

Except as otherwise provided in these articles of incorporation or as required by law, the holders of Class A Voting Preferred Shares and the holders of Common Shares shall vote together as one class on all matters submitted to a vote of shareholders of the Corporation.

(3)

Except as otherwise provided in these articles of incorporation or as required by law, the holders of Class A Voting Preferred Shares shall have no special voting rights, and their affirmative vote or consent shall not be required (except to the extent they are entitled to vote with holders of Common Shares) for the taking of any corporate action.

(4)

These articles of incorporation shall not be amended in any manner that would materially alter or change the voting rights, powers, preferences, limitations or special rights of the Class A Voting Preferred Shares so as to affect them adversely without the affirmative vote of the holders of at least a majority of the outstanding Class A Voting Preferred Shares, voting separately as a class.

(g)	Consolidation, Merger, Division, Etc.

(1)

In case the Corporation shall enter into any consolidation, merger, share exchange, division, combination or other transaction in which the Common Shares are exchanged for or changed into other shares or securities, cash and/or any other property, then in any such case each Class A Voting Preferred Share shall at the same time be similarly exchanged for or changed into an amount per share, subject to the provisions for adjustment set forth in paragraph (2) of this subsection (g), equal to 100 times the aggregate amount of shares, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each Common Share is changed or exchanged.

(2)

If the Corporation shall at any time after the effective time of the Merger: (i) declare a dividend on the outstanding Common Shares payable in Common Shares, (ii) split up or divide the outstanding Common Shares, (iii) combine the outstanding Common Shares into a smaller number of shares, or (iv) issue any shares in a reclassification of the outstanding Common Shares (including without limitation any such reclassification in connection with a consolidation, merger or division in which the Corporation is a continuing or surviving corporation), then, in each such case, and regardless of whether any Class A Voting Preferred Shares are then issued or outstanding, the aggregate amount per share to which each holder of Class A Voting Preferred Shares would be entitled immediately prior to such event under paragraph (1) of this subsection (g) shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of Common Shares outstanding immediately after such event and the denominator of which is the number of Common Shares that were outstanding immediately prior to such event.

(h)	Transfer Agent. The Corporation shall always have at least one transfer agent for the Class A Voting Preferred Shares, which may be the Corporation or a bank or trust corporation in good standing.

(i)

Reacquired Shares. Any Class A Voting Preferred Shares that are purchased, surrendered to or otherwise acquired by the Corporation in any manner whatsoever shall assume the status of authorized but unissued Class A Voting Preferred Shares and may thereafter be reissued in the same manner as other authorized but unissued Class A Voting Preferred Shares.

III.        COMMON SHARES

(a)

Authorized Shares. Of the 2,996,654,333 shares that the Corporation is authorized to issue, 2,883,673,668 shares are hereby designated Common Shares, which shares shall constitute a single class with the terms set forth in this Section III.

(b)

Priority. The Common Shares shall rank junior to the Class A Voting Preferred Shares, and any class or series subsequently created ranking senior, by its terms, to the Common Shares, with respect to payment of dividends or distributions on dissolution.

B-4	AETNA INC. - 2014 Proxy Statement

ANNEX B

(c)

Voting Rights. Except as expressly provided by law, or as otherwise provided in the terms of the Class A Voting Preferred Shares, or by resolution of the Board of Directors pursuant to the authority granted in these articles of incorporation to designate further classes and series of shares, all voting rights shall be vested in the holders of the Common Shares. At each meeting of shareholders of the Corporation, each holder of Common Shares shall be entitled to one vote for each Common Share on each matter to come before the meeting, except as otherwise provided in these articles of incorporation or as required by law.

(d)

Dividends. After all accumulated and unpaid dividends upon all shares for all previous dividend periods shall have been paid and full dividends on all Class A Voting Preferred Shares and any other class or series of shares subsequently created ranking senior, by its terms, to the Common Shares as to dividends, for the then current dividend period declared and a sum sufficient for the payment thereof set apart therefor, and after or concurrently with the setting aside of any and all amounts then or theretofore required to be set aside for any sinking fund obligation or obligation of a similar nature with respect to any series of preferred shares (in each case except as may not be required by the terms of such class or series of preferred shares), then and not otherwise, and subject to any other applicable provisions of the terms of any class or series of preferred shares, dividends may be declared upon and paid to the holders of the Common Stock, to the exclusion of the holders of the preferred shares (except as expressly provided by the terms thereof).

(e)

Rights Upon Dissolution. Upon the voluntary or involuntary dissolution of the Corporation, after payment in full of all amounts, if any, required to be paid to the holders of the Class A Voting Preferred Shares and any other class or series of shares subsequently created ranking senior, by its terms, to the Common Shares in dissolution, the holders of the Common Shares shall be entitled, to the exclusion of the holders of the preferred shares, to share ratably in all remaining assets of the Corporation.

5.        Limitation of Directors’ Liability. No person who is or was a Director of the Corporation shall be personally liable, as such, for monetary damages (other than under criminal statutes and under federal, state and local laws imposing liability on directors for the payment of taxes) unless the person’s conduct constitutes self-dealing, willful misconduct or recklessness. No amendment or repeal of this Article 5 shall apply to or have any effect on the liability or alleged liability of any person who is or was a Director of the Corporation for or with respect to any acts or omissions of the Director occurring prior to the effective date of such amendment or repeal. If the PaBCL is amended to permit a Pennsylvania corporation to provide greater protection from personal liability for its directors than the express terms of this Article 5, this Article 5 shall be construed to provide for such greater protection.

6.        Limitation of Officers’ Liability. No person who is or was an officer of the Corporation shall be personally liable, as such, for monetary damages (other than under criminal statutes and under federal, state and local laws imposing liability on officers for the payment of taxes) unless the person’s conduct constitutes self-dealing, willful misconduct or recklessness. No amendment or repeal of this Article 6 shall apply to or have any effect on the liability or alleged liability of any person who is or was an officer of the Corporation for or with respect to any acts or omissions of the officer occurring prior to the effective date of such amendment or repeal. If the PaBCL is amended to permit a Pennsylvania corporation to provide greater protection from personal liability for its officers than the express terms of this Article 6, this Article 6 shall be construed to provide for such greater protection.

7.        Indemnification.

(a)

Indemnification. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or proceeding, including without limitation actions by or in the right of the Corporation, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a Director or officer of the Corporation, or is or was serving while a Director or officer of the Corporation at the request of the Corporation as a director, officer, employee, agent, fiduciary or other representative of another corporation (for profit or not-for-profit), limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise, against all liabilities, expenses (including without limitation attorneys’ fees), judgments, fines, excise taxes and amounts paid in settlement in connection with such action or proceeding unless the act or failure to act by such person giving rise to the claim for indemnification is determined by a court to have constituted willful misconduct or recklessness. The Corporation shall have the power to indemnify employees and agents of the Corporation on the same basis as provided above in this subsection (a), and to advance expenses to employees and agents on the same basis as provided in Article 7(b), as the Board of Directors may from time to time determine or authorize.

(b)

Advancement of Expenses. Expenses (including without limitation attorneys’ fees) incurred by any person who was or is an officer or Director of the Corporation in defending any action or proceeding referred to in Article 7(a) shall automatically be paid by the Corporation, without the need for action by the Board of Directors, in advance of the final disposition of the action or proceeding upon receipt of an undertaking by or on behalf of such person to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation.

AETNA INC. - 2014 Proxy Statement	B-5

ANNEX B

(c)

Exception. Notwithstanding anything in this Article 7 to the contrary, the Corporation shall not be obligated to indemnify any person under Article 7(a) or advance expenses under Article 7(b) with respect to proceedings, claims or actions commenced by such person, other than mandatory counterclaims and affirmative defenses.

(d)

Interpretation. The indemnification and advancement of expenses provided by or pursuant to this Article 7 shall not be deemed exclusive of any other rights to which any person seeking indemnification or advancement of expenses may be entitled under any insurance policy, agreement, vote of shareholders or Directors, or otherwise, both as to actions in such person’s official capacity and as to actions in another capacity while holding an office, and shall continue as to a person who has ceased to be a Director or officer and shall inure to the benefit of the heirs, executors and administrators of such person. If the PaBCL is amended to permit a Pennsylvania corporation to provide greater rights to indemnification and advancement of expenses for its directors and officers than the express terms of this Article 7, this Article 7 shall be construed to provide for such greater rights.

(e)

Contract. The duties of the Corporation to indemnify and to advance expenses to a Director or officer as provided in this Article 7 shall be in the nature of a contract between the Corporation and each such person, and no amendment or repeal of any provision of this Article 7 shall alter, to the detriment of such person, the right of such person to the advancement of expenses or indemnification related to a claim based on an act or failure to act that took place prior to such amendment or repeal or the termination of the service of the person as a Director or officer, whichever is earlier.

8.        Action by Shareholders.

(a)

Special Meetings of shareholders may be called at any time by shareholders entitled to cast at least ~~two-thirds~~ 25% of the votes that all voting shareholders, voting as a single class, are entitled to cast at the particular Special Meeting. The procedure to be followed by shareholders in calling a Special Meeting and the methodology for determining the percentage of votes entitled to be cast by the shareholders seeking to call a Special Meeting (including without limitation any minimum holding periods or other limitations or conditions) shall be as set forth in the Corporation’s by-laws. Shareholders shall not have the right to propose amendments to these articles of incorporation, and Section 1756(b)(1) of the PaBCL shall not apply to the election of a Director at a Special Meeting called by shareholders. Shareholder action may only be taken at an Annual or Special Meeting of shareholders and not by written consent.

(b)	Election of Directors by the shareholders shall be as follows:

(1)	In an election of Directors that is not a contested election:

(i)	Each share of a class or group of classes entitled to vote in an election of Directors shall be entitled to vote for or against each candidate for election by the class or group of classes.

(ii)	To be elected, a candidate must receive the affirmative vote of a majority of the votes cast with respect to the election of that candidate.

(2)

In a contested election of Directors, the candidates receiving the highest number of votes from each class or group of classes, if any, entitled to elect Directors separately up to the number of Directors to be elected by the class or group of classes shall be elected.

(3)

For purposes of this Article 8(b), a “contested election” is an election of Directors in which there are more candidates for election by the class or group of classes than the number of Directors to be elected by the class or group of classes and one or more of the candidates has been properly proposed by the shareholders. The determination of the number of candidates for purposes of this subsection shall be made as of:

(i)	the expiration of the time fixed by these articles of incorporation or the Corporation’s by-laws for advance notice by a shareholder of an intention to nominate Directors; or

(ii)	absent such a provision, at a time publicly announced by the Board of Directors which is not more than 14 days before notice is given of the meeting at which the election is to occur.

9.        Inapplicability of Certain Provisions of Law. Section 2538 of the PaBCL and Subchapter E, Subchapter G and Subchapter H of Chapter 25 of the PaBCL, and any successor provisions shall not be applicable to the Corporation.

10.        Terms of Directors. The Directors of the Corporation shall be classified, in respect of the time for which they severally hold office, into three classes, as nearly equal in number as possible, as follows:

(1)

One class of Directors shall hold office initially for a term expiring at the annual meeting of shareholders to be held in 2001. At that meeting, the successors to this class shall be elected to hold office for a term of three years and until their successors are elected and qualified.

(2)

One class of Directors shall hold office initially for a term expiring at the annual meeting of shareholders to be held in 2002. At that meeting, the successors to this class shall be elected to hold office for a term of two years and until their successors are elected and qualified.

B-6	AETNA INC. - 2014 Proxy Statement

ANNEX B

(3)

One class of Directors shall hold office initially for a term expiring at the annual meeting of shareholders to be held in 2003. At that meeting, the successors to this class shall be elected to hold office for a term of one year and until their successors are elected and qualified.

(4)

Effective with the annual meeting of shareholders to be held in 2004 and for each annual meeting of shareholders thereafter, the Directors shall no longer be classified in respect of the time for which they severally hold office, and all of the Directors shall be elected to hold office for a term of one year and until their successors are elected and qualified.

(5)	The Directors may not be removed from office without cause until after the annual meeting of shareholders to be held in 2004.

11.        Required Vote of Shareholders. ~~(a)~~ A consolidation, merger, share exchange or division to which the Corporation is a party, or a sale of all or substantially all of the assets of the Corporation, any of which is required to be adopted by the shareholders, or any amendment or repeal of this Article 11~~(a)~~, or any new provision of these articles of incorporation that is inconsistent with this Article 11~~(a)~~ shall be adopted only upon receiving the affirmative vote of at least a majority of the votes that all voting shareholders, voting as a single class, are entitled to cast thereon and, in addition, the affirmative vote of such number or proportion of shares of any class or series of the Corporation, if any, as shall be required at the time by the express terms of any such class or series of shares of the Corporation.

~~(b)~~

~~Any amendment or repeal of Article 5, 6, 7, 10, 12 or 13 or this Article 11(b), or any new provision of these articles of incorporation that is inconsistent with this Article 11(b), or a dissolution of the Corporation shall be adopted only upon receiving the affirmative vote of at least two-thirds of the votes that all voting shareholders, voting as a single class, are entitled to cast thereon and, in addition, the affirmative vote of such number or proportion of shares of any class or series of the Corporation, if any, as shall be required at the time by the express terms of any such class or series of shares of the Corporation.~~

12.        Executive Committee. The Board of Directors may establish in the manner provided by the By-laws an Executive Committee which shall have and may exercise all of the powers and authority of the Board of Directors, subject to such limitations as are set forth in the last sentence of paragraph (g) of Section I of Article 4 hereof and as the Board of Directors may from time to time impose. The Executive Committee shall not be subject to the restrictions in 15 Pa.C.S. § 1731(a)(2)(i)-(v).

13.        Right to Amend. Subject to any other applicable provision of these articles of incorporation, these articles of incorporation may be amended in the manner prescribed at the time by statute, and all rights conferred upon shareholders in these articles of incorporation are granted subject to this reservation.

AETNA INC. - 2014 Proxy Statement	B-7

ANNEX C

Proposed Amendments to Aetna’s By-Laws

AMENDED AND RESTATED

BY-LAWS

of

AETNA INC.

(a Pennsylvania business corporation)

Article 1.	MEETINGS OF SHAREHOLDERS

Section 1.01. Place of Meetings. Meetings of shareholders of the Corporation shall be held at such place, within the Commonwealth of Pennsylvania or elsewhere, as may be fixed from time to time by the Board of Directors. If no place is so fixed for a meeting, it shall be held at the Corporation’s then principal executive office.

Section 1.02. Annual Meeting.

(a)

General Rule. There shall be an annual meeting of shareholders, held at such time as the Board of Directors shall prescribe, at which the shareholders shall elect such number of members of the Board of Directors as are to be elected at that meeting in accordance with the Corporation’s articles of incorporation, and transact only such other business as may properly be brought before the meeting.

(b)

Business to be Conducted. To be properly brought before an annual meeting, business must be (i) specified in the notice of meeting, (ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors or the Chairman, or (iii) otherwise properly brought before the meeting by a shareholder.

(c)

Shareholder Proposals. For business to be properly brought before an annual meeting by a shareholder pursuant to clause (iii) of Section 1.02(b), the business must be lawful and appropriate for consideration at the meeting, and the shareholder must have given written notice of such shareholder’s intent to present the business, either by personal delivery or by United States mail, postage prepaid, to the Corporate Secretary not later than 90 calendar days prior to the date such annual meeting is to be held; provided, however, that notice by a shareholder shall be timely in any event if received not later than the close of business on the 10th calendar day following the day on which public disclosure of the date of the annual meeting was made. A shareholder’s notice shall include as to each matter the shareholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting the business at the annual meeting, (ii) the name and address of the shareholder, (iii) evidence of the class and number of shares of capital stock of the Corporation that are beneficially owned by the shareholder and (iv) any material interest of the shareholder in such business.

(d)

Determination of Propriety of Business. Notwithstanding anything in these by-laws to the contrary, no business shall be conducted at an annual meeting except in accordance with the procedures set forth in this Section 1.02. The chairman of the annual meeting shall determine whether each item of business has been properly brought before the annual meeting in accordance with the procedures set forth in this Section 1.02, and whether each item of business is lawful and appropriate for consideration by shareholders at the annual meeting. If the chairman of the annual meeting shall determine that an item of business has not been properly brought before the annual meeting or is not lawful and appropriate for consideration at the annual meeting, the chairman shall so declare to the annual meeting, and any such business shall not be transacted at the annual meeting.

Section 1.03. Nominations of Directors.

(a)

General Rule. Nominations of persons for election to the Board of Directors of the Corporation may be made by the Board of Directors or by any shareholder entitled to vote for the election of Directors that complies with the provisions of Section 1.03(b) or Section 1.04, as applicable.

(b)

Shareholder Nominations – Annual Meetings. Any shareholder entitled to vote for the election of Directors at an annual ~~or special~~ meeting at which one or more Directors are to be elected may nominate persons for election as Directors only if written notice of such shareholder’s intent to make such nomination is given, either by personal delivery or by

AETNA INC. - 2014 Proxy Statement	C-1

ANNEX C

United States mail, postage prepaid, to the Corporate Secretary not later than 90 calendar days prior to the date such meeting is to be held; provided, however, that notice by the shareholder shall be timely in any event if received not later than the close of business on the 10th calendar day following the day on which public disclosure of the date of such meeting was made. A shareholder’s notice shall include: (i) as to each person whom the shareholder proposes to nominate for election or re-election as a Director, (A) the name, age, business address and residence address of the person, (B) the principal occupation or employment of the person, (C) the class and number of shares of capital stock of the Corporation that are beneficially owned by the person and (D) any other information relating to the person that is required to be disclosed in solicitations of proxies for election of Directors, or is otherwise required, in each case pursuant to ~~Regulation~~ Section 14~~A under~~ of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (as so amended and inclusive of such rules and regulations, the “Exchange Act”) (including without limitation the person’s written consent to being named in the proxy statement as a nominee and to serving as a Director if elected); and (ii) as to the shareholder giving the notice, (A) the name and address of the shareholder and (B) evidence of the class and number of shares of capital stock of the Corporation that are beneficially owned by the shareholder.

(c)

Determination of Propriety of Nominations – Annual Meetings. The chairman of the annual meeting shall determine whether a nomination of a person for election as a Director by a shareholder has been properly made in accordance with the procedures prescribed in this Section 1.03. If the chairman of the meeting shall determine that such a nomination has not been properly made, the chairman of the meeting shall so declare to the meeting, and the defective nomination shall be disregarded.

Section 1.04. Special Meetings.

(a)

General Rule. Special meetings of shareholders may be called (i) by the shareholders to the extent permitted by the Corporation’s articles of incorporation or (ii) at any time by the Board of Directors, the Chairman or the President of the Corporation. Each special meeting of shareholders shall be held at such place, within the Commonwealth of Pennsylvania or elsewhere, as may be fixed from time to time by the Board of Directors. If no place is so fixed for a special meeting of shareholders, it shall be held at the Corporation’s then principal executive office. The only business to be conducted at a special meeting of shareholders shall be that set forth in the notice of such meeting.

(b)

Shareholder Petition. ~~Shareholders entitled to cast the number of votes specified in the Corporation’s articles of incorporation may call a special meeting of shareholders by delivery, either by personal delivery or by United States mail, postage pre-paid, to the Corporate Secretary of a written petition signed by each of such shareholders that includes (i) a brief description of the business to be conducted at a special meeting and the reasons for conducting the business at a special meeting; (ii) the name and address of each shareholder who has signed the petition; (iii) evidence of the class and number of shares of capital stock of the Corporation that are beneficially owned by each shareholder who has signed the petition; and (iv) any material interest of any shareholder who has signed the petition in the business described in the petition. It shall be the duty of the Corporate Secretary to fix the date and time of any shareholder-called special meeting, which shall be held not more than 120 days after the Corporate Secretary’s receipt of a petition that complies with this Section 1.04(b).~~

(i)

A shareholder or shareholders entitled to cast at least the percentage of votes specified in the Corporation’s articles of incorporation as calculated below in this Section 1.04(b) (the “Requisite Percentage”) may call a special meeting of shareholders by delivering to the Corporate Secretary a written petition (a “Special Meeting Request”) signed and dated by (or by a duly authorized agent of) each such shareholder (each such shareholder a “Requesting Shareholder”) that includes: (A) a brief description of the business to be conducted at a special meeting (including without limitation the text, if any, of such business, including without limitation the text of any proposal, the text of any resolutions proposed for consideration and, if such business includes a proposal to amend these by-laws, the text of the proposed amendment), and the reasons for conducting the business at a special meeting; (B) the name(s) of any Director nominee(s), if any; (C) the name and address of (1) each Requesting Shareholder who has signed the Special Meeting Request and (2) each beneficial owner, if any, on whose behalf the Special Meeting Request is made; (D) evidence of the class and number of shares of capital stock of the Corporation that are held of record and/or beneficially owned by each Requesting Shareholder, including without limitation documentary evidence that the Requesting Shareholders in the aggregate beneficially owned shares of capital stock of the Corporation entitled to cast in the aggregate at least the Requisite Percentage of votes at the close of business on the date of the Special Meeting Request, provided, however, that if any Requesting Shareholder is not the beneficial owner of the shares of capital stock of the Corporation listed as owned by such Requesting Shareholder on such Special Meeting Request (with respect to such Requesting Shareholder, the “Identified Shares”), then to be valid, the Special Meeting Request must also include documentary evidence (or, if not simultaneously provided with the Special Meeting Request, such documentary evidence must be delivered to the Corporate Secretary within 10 business days after the date on which the

C-2	AETNA INC. - 2014 Proxy Statement

ANNEX C

Special Meeting Request is delivered to the Corporate Secretary) that the beneficial owner on whose behalf the Special Meeting Request is made beneficially owned the Identified Shares at the close of business on the date of such Special Meeting Request; (E) a description of any material interest of each Requesting Shareholder (and each beneficial owner, if any, of Identified Shares on whose behalf a Special Meeting Request is made (each such beneficial owner a “Requesting Beneficial Owner”)) in the business specified in the Special Meeting Request; (F) a description of any agreement, arrangement or understanding (including without limitation, regardless of the form of settlement, any derivatives, long or short positions, profit interests, forwards, futures, swaps, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions and borrowed or loaned shares) that has been entered into by or on behalf of, or any other agreement, arrangement or understanding that has been made, the effect or intent of which is to create or mitigate loss to, to manage risk or benefit of share price changes for, or to increase or decrease the voting power of, any Requesting Shareholder or any Requesting Beneficial Owner with respect to the voting securities of the Corporation; (G) a representation that the Requesting Shareholder intends to appear in person or by proxy at the requested special meeting to bring the business specified in the Special Meeting Request before such special meeting; (H) a representation as to whether any Requesting Shareholder or any such beneficial owner intends (or is part of a group that intends) (1) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the votes that the Corporation’s voting shareholders are entitled to cast that is required to approve or adopt the proposal or to elect the nominee or nominees for election as Directors specified in the Special Meeting Request and/or (2) otherwise to solicit proxies from shareholders in support of such proposal, nomination or nominations; (I) any other information relating to such Requesting Shareholder, beneficial owner, if any, or Director nominee or other proposed business that would be required to be disclosed in a proxy statement or other filing required to be made in connection with the solicitation of proxies in support of such proposal or Director nominee pursuant to Section 14 of the Exchange Act, including without limitation all information relating to the person or persons whom the Requesting Shareholder wishes to nominate for election as a Director that is required to be disclosed in solicitations of proxies for election of Directors (including without limitation the nominee’s written consent to being named in the proxy statement as a nominee and to serving as a Director if elected); and (J) such other information relating to any proposed item of business as the Corporation may reasonably require, including without limitation to determine whether such proposed item of business is a proper matter for shareholder action.

(ii)

Each Special Meeting Request must include or be accompanied by an agreement by each Requesting Shareholder and each Requesting Beneficial Owner, if any, to notify the Corporate Secretary promptly in the event of any decrease in the number of shares of capital stock of the Corporation held by such Requesting Shareholder or Requesting Beneficial Owner following the delivery of the Special Meeting Request and prior to the requested special meeting, and an acknowledgement that any such decrease shall be deemed to be a revocation of the Special Meeting Request by such Requesting Shareholder or Requesting Beneficial Owner to the extent of such reduction. Any Requesting Shareholder also may revoke his, her or its Special Meeting Request at any time prior to the requested special meeting by written revocation delivered to the Corporate Secretary.

(iii)

No later than 10 calendar days after the record date for the special meeting, each Requesting Shareholder and each Requesting Beneficial Owner, if any, shall supplement the information required by this Section 1.04(b) to disclose such information as of such record date.

(iv)

It shall be the duty of the Corporate Secretary to fix the date and time of any shareholder requested special meeting, which shall be held not more than 120 calendar days after the Corporate Secretary’s receipt of a Special Meeting Request that complies with this Section 1.04(b). If at any time the unrevoked (whether by specific written revocation or by a reduction in the number of shares of capital stock of the Corporation held by one or more Requesting Shareholders and/or Requesting Beneficial Owners) valid Special Meeting Requests for a special meeting do not represent in the aggregate shares of capital stock of the Corporation entitled to cast at least the Requisite Percentage of votes, the Board of Directors may, in its discretion, cancel the special meeting.

(v)

The number of shares of each class of capital stock of the Corporation represented by a Special Meeting Request shall be determined by counting “net long positions” in such class of capital stock of the Corporation. A “net long position” shall be determined with respect to each Requesting Shareholder in accordance with the definition thereof set forth in Rule 14e-4 under the Exchange Act; provided that for purposes of such definition: (A) “the date that a tender offer is first publicly announced or otherwise made known by the bidder to holders of the security to be acquired” shall be the date of the relevant Special Meeting Request; (B) the “highest tender offer price or stated amount of the consideration offered for the subject security” shall refer to the closing sales price of the Corporation’s common shares on the New York Stock Exchange (or any successor thereto) on the

AETNA INC. - 2014 Proxy Statement	C-3

ANNEX C

date of the relevant Special Meeting Request (or, if such date is not a trading day, the next succeeding trading day); (C) the “person whose securities are the subject of the offer” shall refer to the Corporation; (D) a “subject security” shall refer to the outstanding capital stock of the Corporation; and (E) the net long position of such holder in each class of capital stock of the Corporation shall be reduced by the number of shares of such class of capital stock of the Corporation as to which such holder does not, or will not, have the right to vote (or to direct the voting of such shares) at the requested special meeting or as to which such holder has, at any time during the one-year period prior to the date of the relevant Special Meeting Request, entered into any derivative or other agreement, arrangement or understanding that hedges or transfers, in whole or in part, directly or indirectly, any of the economic consequences of ownership of such shares.

(vi)

Notwithstanding any other provision of this Section 1.04(b), a special meeting requested by a shareholder shall not be held if (A) the Special Meeting Request does not comply with this Section 1.04, (B) the Special Meeting Request relates to an item of business that is not a proper subject for shareholder action under applicable law, (C) the Special Meeting Request is received by the Corporate Secretary during the period commencing 90 calendar days prior to the first anniversary of the date of the immediately preceding annual meeting of shareholders and ending on the date of the next annual meeting of shareholders, (D) an annual or special meeting of shareholders that included an identical or substantially similar item of business (“Similar Business”) was held not more than 120 calendar days before the Special Meeting Request was received by the Corporate Secretary, (E) the Board of Directors has called or calls an annual or special meeting of shareholders to be held within 90 calendar days after the Special Meeting Request is received by the Corporate Secretary and the business to be conducted at such meeting includes Similar Business, or (F) the Special Meeting Request was made in a manner that involved a violation of the Exchange Act or other applicable law. For purposes of this Section 1.04(b)(vi), the nomination, election or removal of Directors shall be deemed to be Similar Business with respect to all items of business involving the nomination, election or removal of Directors, changing the size of the Board of Directors and filling of vacancies on the Board of Directors, including without limitation vacancies resulting from any increase in the number of Directors designated by the Board of Directors.

(vii)

In determining whether a special meeting has been requested by shareholders entitled to cast in the aggregate at least the Requisite Percentage of votes, multiple Special Meeting Requests delivered to the Corporate Secretary will be considered together only if (A) each Special Meeting Request identifies substantially the same purpose or purposes of the special meeting and substantially the same matters proposed to be acted on at the special meeting (in each case as determined in good faith by the Board of Directors) and (B) such Special Meeting Requests have been dated and delivered to the Corporate Secretary within 30 calendar days of the earliest dated Special Meeting Request. If none of the Requesting Shareholders appears (or sends a duly authorized agent) to present the business to be presented for consideration at a special meeting that was specified in the relevant Special Meeting Request, the Corporation need not present such business for a vote at such special meeting.

(viii)

The Board of Directors shall determine in good faith whether the requirements set forth in this Section 1.04(b) have been satisfied. Nothing contained in this Section 1.04 shall prohibit the Board of Directors from submitting any matter to the shareholders at any special meeting requested by shareholders.

(c)

~~Shareholder Proposals~~Business to be Conducted. The business to be conducted at a special meeting must be lawful and appropriate for consideration at the meeting and must be (i) set forth in the notice of special meeting at the direction of the Board of Directors or (ii) specified in a petition that complies with Section 1.04(b).

(d)

Determination of Propriety of Business. Notwithstanding anything in these by-laws to the contrary, no business shall be conducted at a special meeting except in accordance with the procedures set forth in this Section 1.04. The chairman of each special meeting shall determine whether each item of business (including without limitation each nomination of a person for election as a Director) satisfies the requirements of Section 1.04(c). If the chairman of a special meeting shall determine that an item of business does not satisfy the requirements of Section 1.04(c), the chairman shall so declare to the special meeting, and any such business shall not be transacted at the special meeting.

Section 1.05. Notice of Meetings. Except as otherwise provided in Section 1707 of the Pennsylvania Business Corporation Law of 1988, as amended, notice of every meeting of shareholders shall be given in any manner permitted by law by or at the direction of the Corporate Secretary or such other person as is authorized by the Board of Directors to each shareholder of record entitled to receipt thereof, at least 10 calendar days prior to the day named for the meeting, unless a greater period of notice is required by law in a particular case.

Section 1.06. Organization. At every meeting of the shareholders, the Chairman, or in the absence of the Chairman, a person chosen by the Board of Directors, shall act as chairman of the meeting; and the Corporate Secretary, or in the absence of the Corporate Secretary, a person appointed by the chairman of the meeting, shall act as secretary of the meeting. The order of and the rules for conducting business at all meetings of the shareholders shall be determined by the chairman of the meeting.

C-4	AETNA INC. - 2014 Proxy Statement

ANNEX C

Section 1.07. Voting. Except as otherwise specified herein or in the Corporation’s articles of incorporation or required by law, whenever any corporate action is to be taken by vote of shareholders, it shall be authorized by a majority of the votes cast by all shareholders entitled to vote thereon and, if any shareholders are entitled to vote thereon as a class, upon receiving a majority of the votes cast by the shareholders entitled to vote as a class.

Article 2.	DIRECTORS

Section 2.01. Number. The number of Directors of the Corporation shall be not less than three nor more than twenty-one, and shall be designated from time to time by resolution of the Board of Directors. Notwithstanding the provisions of Section 5.02, the Board of Directors shall not have the right to amend or repeal this Section 2.01, or adopt a new by-law, if such amendment, repeal or adoption would alter the minimum or maximum number of Directors specified in the preceding sentence.

Section 2.02. Vacancies. Vacancies on the Board of Directors may be filled at any time by the affirmative vote of a majority of the Directors then in office, though less than a quorum, except as otherwise provided in the Corporation’s articles of incorporation with respect to the rights of the holders of any series or class of shares to elect Directors under specified circumstances. Directors may be elected by the shareholders to fill a vacancy, regardless of how the vacancy has been created, only if and when authorized by a resolution of the Board of Directors.

Section 2.03. Resignations. Any Director may resign at any time by giving written notice to the Board of Directors, the Chairman, the President or the Corporate Secretary. The resignation shall be effective upon receipt thereof or at such subsequent time as may be specified in the notice of resignation. Unless otherwise specified in the applicable notice of resignation, the acceptance of a resignation shall not be necessary to make it effective.

Section 2.04. Annual Meeting of the Board. Immediately after each annual election of Directors, the Board of Directors shall meet for the purpose of organization, election of officers, and the transaction of other business. Notice of the annual meeting need not be given. In the absence of a quorum at such time, the annual meeting may be held at any other time and place specified in a notice given as provided in Section 2.06 for special meetings of the Board of Directors.

Section 2.05. Regular Meetings of the Board. Regular meetings of the Board of Directors shall be held at such time and place as may be designated from time to time by the Board of Directors. Notice of regular meetings need not be given. At any regular meeting the Board of Directors may transact such business as may be brought before the meeting.

Section 2.06. Special Meetings of the Board. Special meetings of the Board of Directors may be called by the Chairman, the President, the Lead Director or not less than one-third of the Directors then in office, and shall be held at such time and place as may be designated in the notice of the meeting. Notice to each Director of each special meeting of the Board shall be given by or at the direction of the person or persons calling the meeting no later than the calendar day before the day of the meeting.

Section 2.07. Compensation. The Board of Directors shall have the authority to fix the compensation of Directors for their services as Directors, and a Director may be a salaried officer of the Corporation.

Article 3.	COMMITTEES

Section 3.01. Establishment and Authority. The Board of Directors may establish, by the affirmative vote of a majority of the Directors then in office, one or more committees to consist of one or more Directors of the Corporation. Any committee, to the extent provided by the Board of Directors, shall have and may exercise all of the powers and authority of the Board of Directors except that any committee other than the Executive Committee shall not have any power or authority as to the following: (i) the submission to shareholders of any action requiring approval of shareholders under the Pennsylvania Business Corporation Law of 1988, as amended; (ii) the creation or filling of vacancies in the Board of Directors; (iii) the adoption, amendment or repeal of these by-laws; (iv) the amendment or repeal of any resolution of the Board of Directors that by its terms is amendable or repealable only by the Board of Directors; or (v) action on matters committed by these by-laws or resolution of the Board of Directors exclusively to another committee of the Board of Directors.

Section 3.02. Organization. The Board of Directors may designate, by the affirmative vote of a majority of the Directors then in office, any member of a committee as chair of that committee, may appoint any officer of the Corporation (or his or her designate) as secretary of that committee and may designate or provide for the designation of one or more Directors as alternate members of that committee who may replace any absent or disqualified member at any meeting of that committee upon such notice and in such manner as may be provided in the vote designating the applicable alternate members. Each committee shall meet at the call of its chair, the Chairman, the President, the Corporate Secretary or any two members of the

AETNA INC. - 2014 Proxy Statement	C-5

ANNEX C

committee. The presence of a majority of the members of a committee shall be necessary to constitute a quorum. Regular minutes of the proceedings of each committee shall be reported to the Board. The members of each committee shall continue in office for such term as may be provided in the vote designating them as members (which term shall not exceed their respective terms of office as Directors) and until their successors are duly designated, unless sooner discharged.

Article 4.	OFFICERS

Section 4.01. Election or Appointment. The officers of the Corporation shall be a Chairman, elected by the Board of Directors from their own number, a President, a Corporate Secretary and a Treasurer appointed by the Board. The Board may also appoint one or more Vice Chairmen, Executive Vice Presidents and Senior Vice Presidents. The Board shall fix, or authorize any officer or officers to fix, the compensation of any such officer. In addition, the Board may appoint, and fix the compensation of, and may authorize any officer or officers to appoint, and to fix the compensation of, such additional officers as the Board or such authorized officer or officers deem necessary for the proper conduct of the business of the Corporation.

Section 4.02. Resignations. Any officer may resign at any time by giving written notice to the Board of Directors, the Chairman, the President or the Corporate Secretary. The resignation shall be effective upon receipt thereof or at such subsequent time as may be specified in the notice of resignation. Unless otherwise specified in the applicable notice of resignation, the acceptance of a resignation shall not be necessary to make it effective.

Section 4.03. Chairman. The Chairman shall be the chief executive officer of the Corporation unless the Board vests that position in another officer. The chief executive officer shall be responsible, under the direction of the Board, for the general supervision, management and control of the affairs and property of the Corporation. The Chairman shall serve as an ex-officio member of all committees appointed by the Board except as may be otherwise provided in these by-laws or in the resolution establishing a committee. The Chairman shall preside at all meetings of the shareholders, the Board and all committees appointed by the Board of which the Chairman is a member, except as may otherwise be provided in the resolution establishing a committee. The Chairman, and the chief executive officer if they are not the same person, shall have such other authority and responsibility and perform such other duties as may from time to time be delegated by the Board.

Section 4.04. Authority of Officers. Officers shall be subject to the direction of, and shall have the authority and perform such duties as may be assigned from time to time by, the Board of Directors or the chief executive officer.

Article 5.	MISCELLANEOUS

Section 5.01. Use of Conference Telephone Equipment. Unless the Board of Directors determines otherwise in a particular case, one or more persons may participate in any meeting of the Board of Directors by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other; however, the use of such equipment is not a matter of right for any person. A person may participate in a meeting of the shareholders by means of such equipment only as authorized by the Board of Directors in a particular case. Authorized participation in a meeting by means of such equipment shall constitute presence in person at the meeting.

Section 5.02. Amendments. These by-laws may be amended or repealed, or new by-laws may be adopted, either (i) by an affirmative vote of ~~the holders of~~ a majority of the ~~voting power of shares~~ votes cast by all shareholders entitled to vote thereon, voting as a single class, and, if any shareholders are entitled to vote thereon as a class, upon receiving the affirmative vote of a majority of the votes cast by the shareholders entitled to a vote as a class, at a meeting of the shareholders in the call for which written notice of the proposed action shall have been given~~,~~; or (ii) with respect to those matters that are not by statute committed exclusively to the shareholders and regardless of whether the shareholders have previously adopted or approved the by-law being amended or repealed, by the affirmative vote of a majority of the Directors then in office, upon written notice to each Director of the action proposed to be taken. ~~Notwithstanding the preceding sentence, Sections 1.02, 1.03, 1.04, 2.01, 2.02 and 2.06 and this Section 5.02 may be amended or repealed or a new by-law adopted that is inconsistent with any of those sections by vote of the shareholders only if the amendment, repeal or adoption of a new by-law is approved by the affirmative vote of at least two-thirds of the votes that all voting shareholders, voting as a single class, are entitled to cast thereon, at a meeting of the shareholders in the call for which written notice of the proposed action shall have been given.~~ Any change in these by-laws shall take effect when adopted unless otherwise provided in the resolution effecting the change. No provision of these by-laws shall vest any property right in any shareholder as such.

C-6	AETNA INC. - 2014 Proxy Statement

ANNEX D

Amended Aetna Inc. 2010 Stock Incentive Plan

As Amended May 30, 2014

SECTION 1.	PURPOSE.

The purposes of this Plan are to promote the interests of the Company and its shareholders and align the interests of shareholders and Participants by:

(i)	motivating Participants through Awards tied to total return to shareholders (i.e., stock price appreciation and dividends);

(ii)	attracting and retaining high performing individuals as Participants;
(iii)	enabling Participants to acquire additional equity interests in the Company; and

(iv)	providing compensation opportunities dependent upon the Company’s performance relative to its competitors and changes in its own performance over time.

SECTION 2.	DEFINITIONS.

“AFFILIATE” shall mean any corporation or other entity (other than the Company or one of its Subsidiaries) in which the Company directly or indirectly owns at least twenty percent (20%) of the combined voting power of all classes of stock of such entity or at least twenty percent (20%) of the ownership interests in such entity.

“AWARD” shall mean a grant or award under the Plan, as evidenced in a written document delivered to a Participant as provided in Section 12(b).

“BOARD” shall mean the Board of Directors of the Company.

“CAUSE” shall mean (i) the willful failure by the Participant to perform substantially the Participant’s duties as an employee of the Company (other than due to physical or mental illness) after reasonable notice to the Participant, (ii) the Participant’s engagement in serious misconduct that is injurious to the Company, any Subsidiary or any Affiliate, (iii) the Participant’s conviction of, or entrance of a plea of nolo contendere to, a crime that constitutes a felony, (iv) the breach by the Participant of any written covenant or agreement not to compete with the Company, any Subsidiary or any Affiliate or (v) the breach by the Participant of his or her duty of loyalty to the Company which shall include, without limitation, (A) any disclosure by the Participant of any confidential information pertaining to the Company, any Subsidiary or any Affiliate, (B) any harmful interference by the Participant in the business or operations of the Company, any Subsidiary or any Affiliate, (C) any attempt by the Participant directly or indirectly to induce any employee, insurance agent, insurance broker or broker-dealer of the Company, any Subsidiary or any Affiliate to be employed or perform services elsewhere, (D) any attempt by the Participant directly or indirectly to solicit the trade of any customer or supplier, or prospective customer or supplier, of the Company or (E) any breach or violation of the Company’s Code of Conduct.

“CODE” shall mean the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

“COMMITTEE” shall mean a committee of the Board as may be designated by the Board to administer the Plan, which shall consist of at least three directors of the Company chosen by the Board each of whom has satisfied such criteria for independence as the Board may establish and such additional regulatory or listing requirements as the Board may determine to be applicable or appropriate.

“COMMON STOCK” shall mean the common shares, $.01 par value, of the Company.

“COMPANY” shall mean Aetna Inc., a Pennsylvania corporation.

“ELIGIBLE EMPLOYEE” shall mean each employee of the Company, its Subsidiaries or its Affiliates, but shall not include directors who are not employees of such entities. Any individual the Company designates as, or otherwise determines to be, an independent contractor shall not be considered an Eligible Employee, and such designation or determination shall govern regardless of whether such individual is ultimately determined to be an employee pursuant to the Code or any other applicable law.

“EMPLOYMENT” shall mean, for purposes of determining whether a termination of employment has occurred under the Plan, continuous and regular salaried employment with the Company, a Subsidiary or an Affiliate, which shall include (unless the Committee shall otherwise determine) any period of paid time off, any approved leave of absence or any salary continuation or severance pay period and, at the discretion of the Committee, may include service with any former Subsidiary or Affiliate of the Company. For this purpose, regular salaried employment means scheduled employment of at least 20 hours per week.

AETNA INC. - 2014 Proxy Statement	D-1

ANNEX D

“EXCHANGE ACT” shall mean the Securities Exchange Act of 1934, as amended from time to time.

“EXECUTIVE OFFICER” shall mean those persons who are officers of the Company within the meaning of Rule 16a-1(f) of the Exchange Act.

“FAIR MARKET VALUE” shall mean on any date, with respect to a share of Common Stock, the closing price of a share of Common Stock as reported by the Consolidated Tape of New York Stock Exchange Listed Shares on such date, or, if no shares were traded on such Exchange on such date, on the next date on which the Common Stock is traded on such Exchange.

“FUNDAMENTAL CORPORATE EVENT” shall mean any stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, offering to purchase Common Stock at a price substantially below fair market value, or other similar event.

“INCENTIVE STOCK” shall mean an Award of Common Stock granted under Section 7 which may become vested and nonforfeitable upon the passage of time and/or the attainment, in whole or in part, of performance objectives determined by the Committee.

“INCENTIVE STOCK OPTION” shall mean an option which is intended to meet the requirements of Section 422 of the Code.

“INCENTIVE UNIT” shall mean an Award of a contractual right granted under Section 7 to receive Common Stock (or, at the discretion of the Committee, cash based on the Fair Market Value of the Common Stock) which may become vested and nonforfeitable upon either the passage of time and/or the attainment, in whole or in part, of performance objectives determined by the Committee.

“NONSTATUTORY STOCK OPTION” shall mean an Option which is not intended to be an Incentive Stock Option.

“OPTION” shall mean the right granted under Section 5 to purchase the number of shares of Common Stock specified by the Committee, at a price and for the term fixed by the Committee in accordance with the Plan and subject to any other limitations and restrictions as this Plan and the Committee shall impose, and shall include both Incentive Stock Options and Nonstatutory Stock Options.

“OTHER STOCK-BASED AWARD” shall mean any right granted under Section 8.

“PARTICIPANT” shall mean an Eligible Employee who is selected by the Committee to receive an Award under the Plan and any recipient of a Substitute Award.

“PLAN” shall mean the Aetna Inc. 2010 Stock Incentive Plan, described herein, and as may be amended from time to time.

“RESTRICTED PERIOD” shall mean the period during which a grant of Incentive Stock or Incentive Units is subject to forfeiture.

“SECTION 409A” shall mean Section 409A of the Code and the regulations issued thereunder, as may be amended from time to time.

“STOCK APPRECIATION RIGHT” or “SAR” shall mean a right granted under Section 6.

“SUBSIDIARY” shall mean any entity of which the Company possesses directly or indirectly fifty percent (50%) or more of the total combined voting power of all classes of stock of such entity.

“SUBSTITUTE AWARD” shall mean an Award granted in assumption of, or in substitution for, an outstanding award previously granted by a company acquired by the Company or with which the Company combines.

SECTION 3.	ADMINISTRATION.

The Plan shall be administered by the Committee. The Committee shall have the responsibility of construing and interpreting the Plan and of establishing and amending such rules and regulations as it deems necessary or desirable for the proper administration of the Plan. Any decision or action taken or to be taken by the Committee, arising out of or in connection with the construction, administration, interpretation and effect of the Plan and of its rules and regulations, shall, to the maximum extent permitted by applicable law, be within its absolute discretion (except as otherwise specifically provided herein) and shall be conclusive and binding upon all Participants and any person claiming under or through any Participant.

Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards, if any, to be granted to an Eligible Employee; (iii) determine the number of shares of Common Stock to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Common Stock, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances, cash, Common Stock, other securities, other Awards, other property, and other amounts payable with respect to an Award shall be deferred either automatically or at the

D-2	AETNA INC. - 2014 Proxy Statement

ANNEX D

election of the holder thereof or of the Committee; (vii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan (including authorizing another committee of the Board to designate Participants or make Awards under the Plan within limits prescribed by the Committee).

Except with respect to any action or adjustment taken in connection with a Fundamental Corporate Event, any amendment or action that would, directly or indirectly, reduce the exercise price of any outstanding option or SAR previously granted under the Plan, including through an exchange or cancellation of awards for cash or other awards, shall be subject to the approval of the Company’s shareholders.

SECTION 4.	SHARES AVAILABLE FOR AWARDS.

(a)

Shares Available for Issuance. The maximum number of shares of Common Stock in respect of which Awards may be made under the Plan shall be a total of ~~22,000,000~~ 27,287,000 shares of Common Stock. Shares of Common Stock may be made available from the authorized but unissued shares of the Company or from shares held in the Company’s treasury and not reserved for some other purpose. In the event that any Award is paid solely in cash, no shares shall be deducted from the number of shares available for issuance by reason of such Award. Shares of Common Stock subject to Awards that are forfeited, terminated, canceled or settled, in whole or in part, without the delivery of Common Stock under the Plan will again be available for Awards under the Plan, as will shares of Common Stock tendered (either actually or by attestation) to the Company in satisfaction or partial satisfaction of the exercise price of any Award under the Plan, and shares withheld by the Company to pay applicable withholding in accordance with Section 12.

(b)	Adjustment for Corporate Transactions. In the event that the Committee shall determine that any

Fundamental Corporate Event affects the Common Stock such that an adjustment is required to preserve, or to prevent enlargement of, the benefits or potential benefits made available under this Plan, then the Committee shall, in such manner as the Committee may deem equitable, adjust any or all of (i) the number and kind of shares which thereafter may be awarded or optioned and sold or made the subject of Awards under the Plan, (ii) the number and kinds of shares subject to outstanding Awards and (iii) the grant, exercise or conversion price with respect to any of the foregoing. Additionally, the Committee may make provisions for a cash payment to a Participant or a person who has an outstanding Award; provided, however, that to the extent such an Award constitutes “deferred compensation” within the meaning of Section 409A, no such provision for a cash payment shall change the timing of payment of such Award unless such change is permitted under Section 409A. However, the number of shares subject to any Award shall always be a whole number.

SECTION 5.	STOCK OPTIONS.

(a)

Grant. Subject to the provisions of the Plan, the Committee shall have the authority to grant Options to an Eligible Employee and to determine (i) the number of shares to be covered by each Option, (ii) subject to Section 5(b), the exercise price of the Option and (iii) the conditions and limitations applicable to the exercise of the Option. Notwithstanding the foregoing, in no event shall the Committee grant any Participant Options (i) for more than 2,000,000 shares of Common Stock in respect of any year in which the Plan is in effect, as such number may be adjusted pursuant to Section 4(b) or (ii) with a term of exceeding 10 years. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with Section 422 of the Code and the regulations thereunder.

(b)	Exercise Price. Except in the case of a Substitute Award, the exercise price of an Option shall not be less than 100% of the Fair Market Value on the date of grant.
(c)

Exercise. Each Option shall be exercised at such times and subject to such terms and conditions as the Committee may specify at the time of the applicable Award or thereafter. No shares shall be delivered pursuant to any exercise of an Option unless arrangements satisfactory to the Committee have been made to assure full payment of the exercise price therefor. Without limiting the generality of the foregoing, payment of the exercise price may be made in cash or its equivalent or, if and to the extent permitted by the Committee, by exchanging shares of Common Stock owned by the optionee (which are not the subject of any pledge or other security interest or which, in the case of Incentive Stock, are fully vested) either actually or by attestation, or by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such Common Stock so tendered to the Company, valued as of the date of such tender, is at least equal to such exercise price.

AETNA INC. - 2014 Proxy Statement	D-3

ANNEX D

(d)

Incentive Stock Option Annual Limit. The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year (counting Incentive Stock Options under this Plan and under any other stock option plan of the Company or a subsidiary) shall not exceed $100,000. If an Option intended to be an Incentive Stock Option is granted to an Eligible Employee and the Option may not be treated in whole or in part as an Incentive Stock Option pursuant to the $100,000 limitation, the Option shall be treated as an Incentive Stock Option to the extent it may be so treated under the limitation and as a Nonstatutory Stock Option as to the remainder. For purposes of determining whether an Incentive Stock Option would cause the limitation to be exceeded, Incentive Stock Options shall be taken into account in the order granted. The annual limit set forth above shall not apply to Nonstatutory Stock Options.

SECTION 6.	STOCK APPRECIATION RIGHTS.

(a)

Grant of Stock Appreciation Rights. The Committee shall have the authority to grant Stock Appreciation Rights in tandem with an Option, in addition to an Option, or freestanding and unrelated to an Option. Notwithstanding the foregoing, in no event shall the Committee grant any Participant Stock Appreciation Rights (i) for more than 2,000,000 shares of Common Stock in respect of any year in which the Plan is in effect, as such number may be adjusted pursuant to Section 4(b), and (ii) with a term exceeding 10 years (or the term of the underlying Incentive Stock Option in the case of a Stock Appreciation Right granted in tandem with an Incentive Stock Option). Stock Appreciation Rights granted in tandem with an Option may be granted either at the same time as the Option or at a later time.

(b)

Exercise Price. The exercise price of a Stock Appreciation Right shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Stock Appreciation Right was granted; provided that if a Stock Appreciation Right is granted retroactively in tandem with or in substitution for an Option, the exercise price may be the exercise price of the Option to which it is related.

(c)

Exercise of Stock Appreciation Rights. A Stock Appreciation Right shall entitle the Participant to receive from the Company an amount equal to the excess of the Fair Market Value of a share of Common Stock on the date of exercise of the Stock Appreciation Right over the base price thereof. The Committee shall determine the time or times at which or the event or events (including, without limitation, a change of control) upon which a Stock Appreciation Right may be exercised in whole or in part, the method of exercise and whether such Stock Appreciation Right shall be settled in cash, shares of Common Stock or a combination of cash and shares of Common Stock; provided, however, that unless otherwise specified by the Committee at or after grant, a Stock Appreciation Right granted in tandem with an Option shall be exercisable at the same time or times as the related Option is exercisable.

SECTION 7.	INCENTIVE AWARDS.

(a)

Incentive Stock and Incentive Units. Subject to the provisions of the Plan, the Committee shall have the authority to grant time vesting and/or performance vesting Incentive Stock or Incentive Units to any Eligible Employee and to determine (i) the number of shares of Incentive Stock and/or the number of Incentive Units to be granted to each Participant and (ii) the other terms and conditions of such Awards; provided that, to the extent necessary to comply with applicable law, Incentive Stock shall only be awarded to an Eligible Employee who has been employed for such minimum period of time as shall be determined by the Committee. The Restricted Period related to Incentive Stock or Incentive Units shall lapse upon the passage of time and/or the determination by the Committee that the performance objectives established by the Committee have been attained, in whole or in part. The maximum number of shares of Common Stock that may be subject to any performance-based Awards of Incentive Stock and/or Incentive Units (whether payable in cash or shares) granted to an Executive Officer with respect to any year in which the Plan is in effect shall not exceed 2,000,000 shares, as such number may be adjusted pursuant to Section 4(b). If the award is intended to qualify under Section 162(m) of the Code, the performance objectives with respect to an Award made to an Executive Officer shall be related to at least one of the following criteria, which may be determined solely by reference to the performance of the Company, a Subsidiary or an Affiliate (or any business unit thereof) or based on comparative performance relative to other companies: (i) net income; (ii) earnings before income taxes; (iii) earnings per share; (iv) return on shareholders

D-4	AETNA INC. - 2014 Proxy Statement

ANNEX D

equity; (v) expense management; (vi) profitability of an identifiable business unit or product; (vii) ratio of claims to revenues; (viii) revenue growth; (ix) earnings growth; (x) total shareholder return; (xi) cash flow; (xii) return on assets; (xiii) pretax operating income; (xiv) net economic profit (operating earnings minus a charge for capital); (xv) customer satisfaction; (xvi) provider satisfaction; (xvii) employee satisfaction; (xviii) quality of networks; (xix) strategic innovation or (xx) any combination of the foregoing.

SECTION 8.	OTHER STOCK-BASED AWARDS.

The Committee shall have authority to grant to eligible Employees an “Other Stock-Based Award”, which shall consist of any right which is (i) not an Award described in Sections 5 through 7 above and (ii) an Award of Common Stock or an Award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Common Stock (including, without limitation, securities convertible into Common Stock), as deemed by the Committee to be consistent with the purposes of the Plan; provided that any such rights must comply, to the extent deemed desirable by the Committee, with Rule 16b-3 under the Exchange Act and applicable law. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of any such Other Stock-Based Award.

SECTION 9.	DIVIDENDS AND DIVIDEND EQUIVALENTS.

The Committee may provide that any Award shall include dividends or dividend equivalents, payable in cash, Common Stock, securities or other property on a current or deferred basis, including payment contingencies provided, however, in no event shall any such dividend or dividend equivalent become payable prior to the date on which an award is vested in accordance with its terms. The preceding sentence to the contrary notwithstanding, no dividends or dividend equivalents will be payable on options or stock appreciation rights.

SECTION 10.	STOCK IN LIEU OF CASH.

The Committee may grant Awards in lieu of all or a portion of compensation or an Award otherwise payable in cash to an Executive Officer pursuant to any bonus or incentive compensation plan of the Company.

SECTION 11.	DEFERRAL.

The Committee shall have the discretion to determine whether, to what extent, and under what circumstances cash, shares of Common Stock, other securities, other Awards, other property, and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant or of the Committee. The timing of any elective deferral shall comply with Section 409A. At the time of any automatic or elective deferral, the time and form of payment shall be established consistent with the requirements of Section 409A. If the time or form of payment is not so established, the form of payment shall be a lump sum and the time of payment shall be the date the Participant experiences a “separation from service” within the meaning of Section 409A. Gains from the exercise of Options and Stock Appreciation Rights shall not be eligible for automatic or elective deferral.

SECTION 12.	GENERAL PROVISIONS.

(a)

Withholding. The Company shall have the right to deduct from all amounts paid to a Participant in cash (whether under this Plan or otherwise) any taxes required by law to be withheld in respect of Awards under this Plan. In the case of any Award satisfied in the form of Common Stock, no shares shall be issued unless and until arrangements satisfactory to the Company shall have been made to satisfy any withholding tax obligations applicable with respect to such Award.

(b)	Award Agreement. Each Award hereunder shall be evidenced in writing. The written agreement shall be delivered to the Participant and shall incorporate the terms of the Plan by reference and specify the terms and conditions thereof and any rules applicable thereto.

(c)

Nontransferability. Unless the Committee shall permit (on such terms and conditions as it shall establish) an Award to be transferred to a member of the Participant’s immediate family or to a trust or similar vehicle for the benefit of such immediate family members (collectively, the “Permitted Transferees”), no Award shall be assignable or transferable except by will or the laws of descent and distribution, and except to the extent required by law, no right or interest of any Participant shall be subject to any lien, obligation or

AETNA INC. - 2014 Proxy Statement	D-5

ANNEX D

liability of the Participant. All rights with respect to Awards granted to a Participant under the Plan shall be exercisable during the Participant’s lifetime only by such Participant or, if applicable, the Permitted Transferees or the Participant’s legal representative.

(d)

No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company, any Subsidiary or any Affiliate. Further, the Company and each Subsidiary and Affiliate expressly reserves the right at any time to dismiss a Participant free from any liability, or any claim under the Plan, except as provided herein or in any Award Agreement.

(e)

No Rights to Awards, No Shareholder Rights. No Participant or Eligible Employee shall have any claim to be granted any Award under the Plan, and there is no obligation of uniformity of treatment of Participants and Eligible Employees. Subject to the provisions of the Plan and the applicable Award, no person shall have any rights as a shareholder with respect to any shares of Common Stock to be issued under the Plan prior to the issuance thereof.

(f)

Applicable Law. The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of Connecticut.

(g)	Effective Date. The Plan shall be effective upon approval by the Company’s shareholders.

(h)

Amendment or Termination of Plan. The Board or the Committee may terminate or suspend the Plan at any time, but the termination or suspension will not adversely affect any vested Awards then outstanding under the Plan. No Award may be granted under the Plan after May 21, 2020 or such earlier date as the Plan is terminated by action of the Board or the Committee. The Plan may be amended or terminated at any time by the Board, except that no amendment may be made without shareholder approval if the Committee determines that such approval is necessary to comply with any tax or regulatory requirement, including any approval requirement which is a prerequisite for exemptive relief from Section 16 of the Exchange Act, for which or with which the Committee determines that it is desirable to qualify or comply; and, the Committee may amend the term of any Award or Option granted, retroactively or prospectively, but no amendment may adversely affect any vested Award or Option without the holder’s consent.

(i)

Compliance with Legal and Exchange Requirements. The Plan, the granting and exercising of Awards thereunder and the other obligations of the Company under the Plan, shall be subject to all applicable federal and state laws, rules, and regulations, and to such approvals by any regulatory or governmental agency as may be required. The Company, in its discretion, may postpone the granting and exercising of Awards, the issuance or delivery of Common Stock under any Award or any other action permitted under the Plan to permit the Company, with reasonable diligence, to complete such stock exchange listing or registration or qualification of such Common Stock or other required action under any federal or state law, rule, or regulation and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Common Stock in compliance with applicable laws, rules, and regulations. The Company shall not be obligated by virtue of any provision of the Plan to recognize the exercise of any Award or to otherwise sell or issue Common Stock in violation of any such laws, rules, or regulations; and any postponement of the exercise or settlement of any Award under this provision shall not extend the term of such Awards, and neither the Company nor its directors or officers shall have any obligations or liability to the Participant with respect to any Award (or stock issuable thereunder) that shall lapse because of such postponement.

(j)

Severability of Provisions. If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Plan shall be construed and enforced as if such provision had not been included.

(k)

Incapacity. Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of providing a receipt therefore shall be deemed paid when paid to such person’s guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge any liability or obligation of the Committee, the Board, the Company and all other parties with respect thereto.

(l)

Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of this Plan, and shall not be employed in the construction of this Plan.

(m)

Compliance with Section 409A. All Awards granted under the Plan are intended to be either exempt from the requirements of Section 409A or, if not exempt, to satisfy the requirements of Section 409A. The provisions of the Plan and any Awards granted under the Plan shall be construed in a manner consistent with such intent. In addition, notwithstanding any other provision of this Plan or an Award agreement to the contrary, the Company will not pay or accelerate the payment of any amount that constitutes “deferred compensation” within the meaning of Section 409A, in violation of Section 409A. To the extent any amount of “deferred compensation” as defined in Section 409A would otherwise vest and become payable upon a Change in Control or upon a disability, as set forth herein or in an Award Agreement, any such Award may vest but payment shall not be accelerated

D-6	AETNA INC. - 2014 Proxy Statement

ANNEX D

unless the Change in Control or the disability also satisfies the definition of “change in control” or “disability” as set forth in Section 409A.

Any amount that constitutes “deferred compensation” within the meaning of Section 409A and is payable under the Plan solely by reason of a Participant’s termination of employment shall be payable only if the Participant has experienced a “separation from service” within the meaning of Section 409A, provided that if the Participant is a “specified employee” within the meaning of Section 409A at the time of such separation from service, as determined by the Company in accordance with Section 409A, no payments shall be made before the six-month anniversary of the Participant’s separation from service, at which time all payments that would otherwise have been made during such six-month period shall be paid to the Participant in a lump sum.

AETNA INC. - 2014 Proxy Statement	D-7

ANNEX E

Directions to The Ritz-Carlton, Denver in Denver, CO

Airports

Denver International Airport

1.  Take Pena Boulevard to I-70 West

2.  Exit I-70 onto I-25 South

3.  Exit I-25 onto 20th Street traveling East

4.  Turn right on Arapahoe Street

5.  Turn left on 17th Street

6.  Turn left on Curtis Street

7.  The hotel is located on the left hand side of Curtis Street, just past 18th Street

Colorado Springs Airport

1.  Take I-25 North to Denver (approximately one hour)

2.  Exit Auraria Parkway East

3.  Turn right on 17th Street

4.  Turn left on Curtis Street

5.  The hotel is located on the left hand side of Curtis Street, just past 18th Street

AETNA INC. - 2014 Proxy Statement	E-1

The Aetna Way is an expression of why we exist,

what we are trying to achieve and what we believe in.

Everything we do at Aetna starts with our values — a clear, strongly held set of core beliefs that reflect who we are and what you can expect from us.

151 Farmington Avenue

Hartford, Connecticut 06156

Visit our Investor Relations website http://www.aetna.com/investors-aetna/index.html

Read our 2013 Corporate Responsibility Report http://www.aetna.com/about-aetna-insurance/document-library/cr/ CorporateResponsibility2013.pdf

Aetna Mobile Web - shows a streamlined view of Aetna.com. You can buy health insurance or access our most popular tools directly from your mobile phone’s web browser.

http://www.aetna.com/about-aetna-insurance/sas/mobile/index.html

THE AETNA STORY: Building healthier communities, a healthier nation and a healthier world.

Founded in 1853 in Hartford, Connecticut, Aetna is one of the nation’s leading diversified health care benefits companies. We help people achieve health and financial security by offering a broad range of traditional, voluntary and consumer-directed health insurance products and related services, including medical, pharmacy, dental, behavioral health, group life and disability plans, and medical management capabilities, Medicaid health care management services, workers’ compensation administrative services and health information technology products and services.

We currently serve approximately 44 million people with information and resources to help them make better informed decisions about their health care. Our customers include employer groups, individuals, college students, part-time and hourly workers, health plans, governmental units, government-sponsored plans, labor groups and expatriates.

We believe everyone deserves easy access to cost-effective, high-quality health care. That’s why we are working to transform the health care system. Our goal is simple we want to create healthier communities, a healthier nation and a healthier world.

AETNA INC. 151 FARMINGTON AVENUE, RW61 HARTFORD, CT 06156-3215	VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 29, 2014. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

If you are calling from the United States or Puerto Rico, use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 29, 2014. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M65766-P49312-Z62590             KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

AETNA, INC.

The Board of Directors recommends a vote FOR each of the nominees.

1.	Election of Directors		For	Against	Abstain
Nominees:

	1a.	Fernando Aguirre	☐	☐	☐

	1b.	Mark T. Bertolini	☐	☐	☐

	1c.	Frank M. Clark	☐	☐	☐

	1d.	Betsy Z. Cohen	☐	☐	☐

	1e.	Molly J. Coye, M.D.	☐	☐	☐

	1f.	Roger N. Farah	☐	☐	☐

	1g.	Barbara Hackman Franklin	☐	☐	☐

	1h.	Jeffrey E. Garten	☐	☐	☐

	1i.	Ellen M. Hancock	☐	☐	☐

	1j.	Richard J. Harrington	☐	☐	☐

	1k.	Edward J. Ludwig	☐	☐	☐

	1l.	Joseph P. Newhouse	☐	☐	☐

The Board of Directors recommends a vote FOR proposals 2, 3, 4, 5 and 6.		For	Against	Abstain

2.	Approval of the Appointment of the Independent Registered Public Accounting Firm	☐	☐	☐

3.	To approve amendments to Aetna’s Articles of Incorporation and By-Laws to eliminate supermajority voting provisions	☐	☐	☐

4.	To approve an amendment to Aetna’s Articles of Incorporation to provide holders of at least 25% of the voting power of all outstanding shares the right to call a special meeting of shareholders	☐	☐	☐

5.	Approval of the Proposed Amendment to the Amended Aetna Inc. 2010 Stock Incentive Plan	☐	☐	☐

6.	Approval of the Company’s Executive Compensation on a Non-Binding Advisory Basis	☐	☐	☐

The Board of Directors recommends a vote AGAINST proposals 7A, 7B and 7C.

7A.	Shareholder Proposal on Independent Board Chair	☐	☐	☐

7B.	Shareholder Proposal on Political Contributions - Board Oversight	☐	☐	☐

7C.	Shareholder Proposal on Political Contribution Disclosure	☐	☐	☐

NOTE: The proxies may vote in their discretion on any other matters that may properly come before the meeting or any adjournment or postponement thereof.

NOTE: Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation or other form of entity, please sign in the full name of the entity, by a duly authorized officer. The signer hereby revokes all proxies heretofore given by the signer to vote at the 2014 Annual Meeting of Shareholders of Aetna Inc. and any adjournment or postponement thereof.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

2014 ANNUAL MEETING OF SHAREHOLDERS

OF

AETNA INC.

FRIDAY, MAY 30, 2014, 9:30 AM MOUNTAIN TIME

THE RITZ-CARLTON, DENVER

1881 CURTIS STREET

DENVER, CO 80202

Your vote is important to us. You may vote your proxy by Internet, telephone or mail. Please vote your proxy at your earliest convenience even if you plan to attend the Annual Meeting. Voting instructions appear on the reverse side of this card. Your vote is held in confidence by the Company’s outside tabulator, Broadridge Financial Solutions, Inc.

NOTE: If you plan to attend the meeting, you must follow the admission and ticket request procedure in the 2014 Proxy Statement. Aetna’s Corporate Secretary must receive your written request for an admission ticket on or before May 22, 2014. You must present your admission ticket along with a government-issued photo identification (e.g., a driver’s license or passport) in order to be admitted to the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2014 ANNUAL MEETING: The Notice of Annual Meeting of Shareholders and 2014 Proxy Statement and the 2013 Annual Report, Financial Report to Shareholders are available at www.aetna.com/proxymaterials.

M65767-P49312-Z62590

Proxy-- Aetna Inc.

2014 Annual Meeting of Shareholders

THIS PROXY IS SOLICITED ON BEHALF OF AETNA’S BOARD OF DIRECTORS.

The undersigned hereby appoints Barbara Hackman Franklin, Ellen M. Hancock, and Edward J. Ludwig, and each of them, the proxies of the undersigned, with full power of substitution, to vote the shares of the undersigned at the 2014 Annual Meeting of Shareholders of Aetna Inc. to be held on May 30, 2014 and at any adjournment or postponement thereof, and directs said proxies to vote as specified herein on the seven items specified in this proxy, and in their discretion on any other matters that may properly come before the meeting or any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH NOMINEE LISTED IN ITEM 1, FOR ITEMS 2, 3, 4, 5 and 6 AND AGAINST ITEMS 7A, 7B and 7C.

If you vote by telephone or the Internet, please DO NOT mail back this Proxy Card.

THANK YOU FOR VOTING

(Items to be voted appear on reverse side of this Proxy Card.)

AETNA INC.

ANNUAL MEETING FOR SHAREHOLDERS AS OF

MARCH 28, 2014 TO BE HELD ON MAY 30, 2014

Your vote is important. Thank you for voting.

Read the Proxy Statement and have the voting instruction form below at hand. Please note that the telephone and Internet voting turns off at 11:59 p.m. ET on May 29, 2014.

To vote by Internet

1)    Go to website www.proxyvote.com.

2)    Follow the instructions provided on the website.

To vote by Telephone

1)    Call 1-800-454-8683.

2)    Follow the instructions.

To vote by Mail

1)    Check the appropriate boxes on the voting instruction form below.

2)    Sign and date the voting instruction form.

3)    Return the voting instruction form in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	M65778-TBD

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2014 ANNUAL MEETING. The following materials are available at www.proxyvote.com:

The Notice of Annual Meeting of Shareholders and 2014 Proxy Statement and 2013 Annual Report, Financial Report to Shareholders.

The Board of Directors recommends a vote FOR each of the nominees.

1.	Election of Directors		For	Against	Abstain
Nominees:

	1a.	Fernando Aguirre	☐	☐	☐

	1b.	Mark T. Bertolini	☐	☐	☐

	1c.	Frank M. Clark	☐	☐	☐

	1d.	Betsy Z. Cohen	☐	☐	☐

	1e.	Molly J. Coye, M.D.	☐	☐	☐

	1f.	Roger N. Farah	☐	☐	☐

	1g.	Barbara Hackman Franklin	☐	☐	☐

	1h.	Jeffrey E. Garten	☐	☐	☐

	1i.	Ellen M. Hancock	☐	☐	☐

	1j.	Richard J. Harrington	☐	☐	☐

	1k.	Edward J. Ludwig	☐	☐	☐

	1l.	Joseph P. Newhouse	☐	☐	☐

PLEASE “X” HERE ONLY IF YOU PLAN TO ATTEND THE MEETING AND VOTE THESE SHARES IN PERSON		☐

The Board of Directors recommends a vote FOR proposals 2, 3, 4, 5 and 6.		For	Against	Abstain

2.	Approval of the Appointment of the Independent Registered Public Accounting Firm	☐	☐	☐

3.	To approve amendments to Aetna’s Articles of Incorporation and By-Laws to eliminate supermajority voting provisions	☐	☐	☐

4.	To approve an amendment to Aetna’s Articles of Incorporation to provide holders of at least 25% of the voting power of all outstanding shares the right to call a special meeting of shareholders	☐	☐	☐

5.	Approval of the Proposed Amendment to the Amended Aetna Inc. 2010 Stock Incentive Plan	☐	☐	☐

6.	Approval of the Company’s Executive Compensation on a Non-Binding Advisory Basis	☐	☐	☐

The Board of Directors recommends a vote AGAINST Proposal 7A, 7B and 7C.

7A.	Shareholder Proposal on Independent Board Chair	☐	☐	☐

7B.	Shareholder Proposal on Political Contributions - Board Oversight	☐	☐	☐

7C.	Shareholder Proposal on Political Contribution Disclosure	☐	☐	☐

NOTE: The proxies may vote in their discretion on any other matters that may properly come before the meeting or any adjournment or postponement thereof.

Signature [PLEASE SIGN WITHIN BOX]	Date

AETNA INC. 151 FARMINGTON AVENUE, RW61 HARTFORD, CT 06156-3215	VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 27, 2014. Have your Voting Instruction Card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by Aetna in mailing proxy materials, you can consent to receiving all future proxy statements, Voting Instruction Cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

If you are calling from the United States or Puerto Rico, use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 27, 2014. Have your Voting Instruction Card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your Voting Instruction Card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M65768-P49312-Z62590             KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

AETNA INC.

The Board of Directors recommends a vote FOR each of the nominees.

1.	Election of Directors		For	Against	Abstain
Nominees:

	1a.	Fernando Aguirre	☐	☐	☐

	1b.	Mark T. Bertolini	☐	☐	☐

	1c.	Frank M. Clark	☐	☐	☐

	1d.	Betsy Z. Cohen	☐	☐	☐

	1e.	Molly J. Coye, M.D.	☐	☐	☐

	1f.	Roger N. Farah	☐	☐	☐

	1g.	Barbara Hackman Franklin	☐	☐	☐

	1h.	Jeffrey E. Garten	☐	☐	☐

	1i.	Ellen M. Hancock	☐	☐	☐

	1j.	Richard J. Harrington	☐	☐	☐

	1k.	Edward J. Ludwig	☐	☐	☐

	1l.	Joseph P. Newhouse	☐	☐	☐

The Board of Directors recommends a vote FOR proposals 2, 3, 4, 5 and 6.		For	Against	Abstain

2.	Approval of the Appointment of the Independent Registered Public Accounting Firm	☐	☐	☐

3.	To approve amendments to Aetna’s Articles of Incorporation and By-Laws to eliminate supermajority voting provisions	☐	☐	☐

4	To approve an amendment to Aetna’s Articles of Incorporation to provide holders of at least 25% of the voting power of all outstanding shares the right to call a special meeting of shareholders	☐	☐	☐

5.	Approval of the Proposed Amendment to the Amended Aetna Inc. 2010 Stock Incentive Plan	☐	☐	☐

6.	Approval of the Company’s Executive Compensation on a Non-Binding Advisory Basis	☐	☐	☐

The Board of Directors recommends a vote AGAINST proposals 7A, 7B and 7C.

7A.	Shareholder Proposal on Independent Board Chair	☐	☐	☐

7B.	Shareholder Proposal on Political Contributions - Board Oversight	☐	☐	☐

7C.	Shareholder Proposal on Political Contribution Disclosure	☐	☐	☐

NOTE: The trustee may vote in its discretion on any other matters that may properly come before the meeting or any adjournment or postponement thereof.

NOTE: Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation or other form of entity, please sign in the full name of the entity, by a duly authorized officer. The signer hereby revokes all voting instructions heretofore given by the signer with respect to the shares represented hereby to be voted at the 2014 Annual Meeting of Shareholders of Aetna Inc. and any adjournment or postponement thereof.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

2014 ANNUAL MEETING OF SHAREHOLDERS

OF

AETNA INC.

FRIDAY, MAY 30, 2014, 9:30 AM MOUNTAIN TIME

THE RITZ-CARLTON, DENVER

1881 CURTIS STREET

DENVER, CO 80202

Your vote is important to us. You may provide voting instructions by Internet, telephone or mail. Please provide your voting instructions at your earliest convenience even if you plan to attend the Annual Meeting. Voting instructions appear on the reverse side of this card. Your individual voting instructions are held in confidence.

NOTE: If you plan to attend the meeting, you must follow the admission and ticket request procedure in the 2014 Proxy Statement. Aetna’s Corporate Secretary must receive your written request for an admission ticket on or before May 22, 2014. You must present your admission ticket along with a government-issued photo identification (e.g., a driver’s license or passport) in order to be admitted to the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2014 ANNUAL MEETING: The Notice of Annual Meeting of Shareholders and 2014 Proxy Statement and the 2013 Annual Report, Financial Report to Shareholders and Letter to the 401(k) Plan Participants are available at www.aetna.com/proxymaterials.

M65769-P49312-Z62590

Voting Instructions – Aetna Inc.

2014 Annual Meeting of Shareholders

THIS VOTING INSTRUCTION CARD IS SOLICITED ON BEHALF OF STATE STREET BANK AND TRUST COMPANY AND T. ROWE PRICE TRUST COMPANY

TO: Participants in the Aetna 401(k) Plan, Aetna Affiliate 401(k) Plan and/or Coventry Health Care, Inc. Retirement Savings Plan:

This Voting Instruction Card constitutes the confidential voting instructions of the participants in the Aetna 401(k) Plan (“Aetna Plan”), Aetna Affiliate 401(k) Plan (“Affiliate Plan”) and Coventry Health Care, Inc. Retirement Savings Plan (“Coventry Plan”) (each a “Plan”, and collectively, the “Plans”), who have the right to instruct the respective trustees under each Plan to vote the shares of common stock of Aetna Inc. held under the respective Plans on their behalf, in accordance with the terms of the respective Plans and to vote those shares in accordance with your instructions at the Annual Meeting of Shareholders of Aetna Inc. to be held on May 30, 2014, and at any adjournment thereof. State Street Bank and Trust Company is the trustee under the Aetna Plan and the Affiliate Plan. T. Rowe Price Trust Company is the trustee under the Coventry Plan. Please indicate by checking the appropriate box how you want these shares to be voted by the applicable trustee and return this card to the trustee in the envelope provided. We would like to remind you that your individual voting instructions are held in the strictest confidence and will not be disclosed to Aetna. If you fail to provide voting instructions to the applicable trustee by 11:59 p.m. Eastern Time on May 27, 2014, by telephone, by Internet, or by completing, signing and returning this card, the applicable trustee will vote the shares held on your behalf in the same manner and proportion as those shares for which that trustee receives proper and timely instructions.

If you vote by telephone or the Internet, please DO NOT mail back this Voting Instruction Card.

THANK YOU FOR VOTING

(Items to be voted appear on reverse side.)